As filed with the Securities and Exchange Commission on March 28, 2014

Securities Act File No. 333-148826

Investment Company Act File No. 811-22175

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post Effective Amendment No. 198	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 199	☒

(Check appropriate box or boxes)

ALPS ETF TRUST

(Exact Name of Registrant as Specified in its Charter)

1290 Broadway

Suite 1100

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 623-2577

Registrant’s Telephone Number

Erin D. Nelson, Esq.

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

(Name and Address of Agent for Service)

Copy to:

Stuart M. Strauss, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☒	On March 31, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment

ALPS ETF TRUST

COHEN & STEERS GLOBAL REALTY MAJORS ETF (NYSE ARCA: GRI)

PROSPECTUS

March 31, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY SECTION

COHEN & STEERS GLOBAL REALTY MAJORS ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.55%
Other expenses	0.00%
Total annual Fund operating expenses	0.55%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$ 56	$ 176	$ 307	$ 689

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal year ended November 30, 2013, the Fund’s turnover rate was 10% of the average value of the Fund.

Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before fees and expenses, the performance of the Underlying

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Index. The Underlying Index consists of the largest and most liquid securities within the global real estate universe that Cohen & Steers Capital Management, Inc. (“Cohen & Steers” or the “Index Provider”) believes are likely to lead the global securitization of real estate. The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include American depositary receipts (“ADRs”), American depositary shares (“ADSs”) and global depositary receipts (“GDRs”) that comprise the Underlying Index.

The methodology utilized by Cohen & Steers evaluates companies using quantitative and qualitative screens to target the most liquid global real estate companies. Companies that meet Cohen & Steers’ quantitative requirements are then assessed for their qualitative strengths. The Underlying Index characteristics include the following: evaluating each company’s management strength and track record, market position, governance and corporate structure, and the composition and quality of its real estate portfolio; and consideration of each country’s percentage of global GDP and share of the world’s public versus private real estate. The Underlying Index is free float and modified market-capitalization weighted, with a limit of 4.0% on any security’s weighting. Underlying Index constituents must have a free float adjusted market capitalization of $750 million or greater for initial inclusion in the Underlying Index. Cohen & Steers considers country weights relative to each country’s GDP share representing the real estate securities universe and share of the private market for real estate, with up to 10% being allocated to securities of emerging markets. The Underlying Index is rebalanced quarterly.

The Fund generally invests in all of the stocks comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the stocks in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the Underlying Index in proportions expected by ALPS Advisors, Inc., the Fund’s investment adviser (the “Adviser”) to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components, or utilize various combinations of other available investment techniques, in seeking to accurately track the Underlying Index. The Fund may also deviate from the index weightings in an attempt to recognize capital gains or losses. In addition, from time to time stocks are added to or removed from the Underlying Index. The Fund may sell stocks that are represented in the Underlying Index or purchase stocks that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the

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issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. To the extent a substantial portion of the Underlying Index consists of securities from underling issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics, or other such events, could have significant impact on the performance and/or risk of the Fund.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In

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addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions (such as the turmoil experienced since 2007 in the residential and commercial real estate markets); obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems.

In addition, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. Other countries have REIT-like structures (in which the Fund may invest) with associated tax requirements.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values, such as those experienced for several years starting in 2007.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash

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flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities closing prices on local foreign markets, (i.e. the value of the Underlying

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Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Small and Mid Capitalization Company Risk. Investments in securities of small and mid capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Fund Performance

On July 1, 2011, ALPS Advisors, Inc., the Fund’s investment adviser, assumed all responsibility for selecting the Fund’s investments. Performance figures shown below for periods before July 1, 2011 represent performance of the Fund during the times when the Fund’s investments were selected by the prior sub-advisor to the Fund. The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.alpsfunds.com or by calling 866.513.5856.

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The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns For periods ended December 31, 2013	1 Year	5 Years	Since Inception (May 7, 2008)
Return Before Taxes	0.71%	14.54%	0.20%
Return After Taxes on Distributions	0.65%	12.82%	-1.23%
Return After Taxes on Distributions and Sale of Fund Shares	0.55%	11.00%	-0.40%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.50%
FTSE EPRA/NAREIT Developed Real Estate Index (reflects no deduction for fees, expenses or taxes)	4.39%	16.06%	1.25%
Cohen & Steers Global Realty Majors Portfolio Index (reflects no deduction for fees, expenses or taxes)	2.06%	15.40%	1.00%

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

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Portfolio Managers

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc., has been responsible for the day to day management of the Fund since July 1, 2011.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol GRI and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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INTRODUCTION—ALPS ETF TRUST

The ALPS ETF Trust (the “Trust”) is an investment company currently consisting of twenty-one separate exchange-traded “index funds.” This prospectus relates to the Cohen & Steers Global Realty Majors ETF. ALPS Advisors, Inc. (“ALPS Advisors”) is the investment adviser for the Fund (the “Adviser”).

The Fund’s shares (the “Shares”) are listed on the NYSE Arca. The Fund’s Shares trade at market prices that may differ to some degree from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

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COHEN & STEERS GLOBAL REALTY MAJORS ETF

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Underlying Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Additional Information about Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, seeks to replicate, before expenses, the performance of the Underlying Index. The Underlying Index consists of the largest and most liquid securities within the global real estate universe that Cohen & Steers Capital Management, Inc. (“Cohen & Steers” or the “Index Provider”) believes are likely to lead the global securitization of real estate. The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include American depositary receipts (“ADRs”), American depositary shares (“ADSs”) and global depositary receipts (“GDRs”)) that comprise the Underlying Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in this policy or the Underlying Index. The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Construction

To be considered for inclusion in the Underlying Index, the following criteria must be met:

1.	Real estate companies with a free float of at least $750 million traded across developed and emerging markets.

2.	Qualitative screens for: strength of management, strength of market position, soundness of capital structure, quality of real estate portfolio and focus on ownership of real estate.

3.	Final selection is designed to ensure global representation, with up to 10% being allocated to securities of emerging markets.

4.

The Index Provider selects 75 securities from the universe that are market-capitalization weighted and free float adjusted; however, no security will exceed a weighting of 4.0% at the time of each rebalance.

5.	ADRs, ADSs and GDRs are eligible for inclusion in the Underlying Index.

The Underlying Index is rebalanced quarterly.

SECONDARY INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its total assets in component securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors,

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such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange (“NYSE”) is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

These risks are described further in the Statement of Additional Information.

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INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2013, the Adviser provided supervisory and management services on approximately $12.14 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended November 30, 2013.

Portfolio Management

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight, is the Portfolio Manager of the Fund and is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Akins has served as the Fund’s Portfolio Manager since July 2011. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, is an Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

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PURCHASE AND REDEMPTION OF SHARES

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of the Fund’s shares on the NYSE Arca may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be

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different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those Authorized Participants that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the NSCC immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade.

Orders must be placed in proper form by or through a participant of The DTC (“DTC Participant”) that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”). All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $1,500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time

14

to time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $1,500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. (“ALPS”) is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER

Cohen & Steers is the Index Provider for the Cohen & Steers Global Realty Majors ETF. Cohen & Steers is not affiliated with the Trust, the Adviser or the Distributor. ALPS, an affiliate of the Adviser, and the Trust have entered into a license agreement with Cohen & Steers to use the Underlying Index.

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DISCLAIMERS

The Fund is not sponsored, managed or advised by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track performance of a market or sector. Cohen & Steers’ only relationship to the Adviser is in relation to the licensing of certain trademarks and trade names of Cohen & Steers and of one or more Cohen & Steers Indexes, including the Underlying Index which is determined, composed and calculated by Cohen & Steers without regard to the Adviser or the Fund. Cohen & Steers has no obligation to take the needs of the Adviser, the Fund or the Fund shareholders into consideration in determining, composing or calculating the Underlying Index. Cohen & Steers is not responsible for and has not participated in the timing of the issuance or sale of Fund Shares or in the determination or calculation of the valuation of the Fund’s assets. Cohen & Steers has no obligation or liability in connection with the administration, marketing or portfolio management of the Fund.

Cohen & Steers does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders, or any other person or entity from the use of the Underlying Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

ALPS does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and ALPS shall have no liability for any errors, omissions or interruptions therein. ALPS makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. ALPS makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall ALPS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

—	The Fund makes distributions,

—	You sell your Shares listed on the NYSE Arca, and

—	You purchase or redeem Creation Units.

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Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to them. If more than 50% of the Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of the Fund’s assets will consist for foreign stock or securities.

If you are not a citizen or permanent resident of the United States, or you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 28%.

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Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Taxation of Fund Investments in Passive Foreign Investment Companies

Certain of the Fund’s investments are expected to be in passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. The Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over the adjusted basis of such shares and as ordinary loss any decrease in such value. Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may be required to recognize income in excess of the distributions that they receive from their investments. Accordingly, the Fund may need to borrow money or dispose of some of their investments in order to meet their distribution requirements. If the Fund does not make the “mark to market” election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting

19

registered investment companies to invest in exchange traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year can be found at www.alpsfunds.com.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years ended November 30, 2013, November 30, 2012 and the period January 1, 2011 through November 30, 2011 and the fiscal years ended December 31, 2010 and 2009 and the period ended December 31, 2008. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.513.5856. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period May 7, 2008 (Inception) to December 31, 2008
NET ASSET VALUE, BEGINNING OF PERIOD	$39.59	$32.53	$35.52	$31.35	$25.06	$50.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.94 (b)	0.91 (b)	0.97 (b)	1.43 (b)	0.98	0.47
Net realized and unrealized gain/(loss)	1.25	6.97	(2.87)	4.68	7.00	(24.92)
Total from investment operations	2.19	7.88	(1.90)	6.11	7.98	(24.45)

DISTRIBUTIONS:
From net investment income	(2.27)	(0.82)	(1.09)	(1.94)	(1.69)	(0.49)
From tax return of capital	(0.19)	–	–	–	–	–
Total distributions	(2.46)	(0.82)	(1.09)	(1.94)	(1.69)	(0.49)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.27)	7.06	(2.99)	4.17	6.29	(24.94)
NET ASSET VALUE, END OF YEAR	$39.32	$39.59	$32.53	$35.52	$31.35	$25.06

TOTAL RETURN(c)	5.60%	24.50%	(5.53)%	19.91%	32.51%	(48.90)%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$108,137	$71,258	$50,418	$42,626	$12,603	$5,063

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RATIOS TO AVERAGE NET ASSETS
Expenses	0.55%	0.55%	0.55	%(d)	0.55%	0.55%	0.55	%(d)
Net investment income	2.31%	2.47%	3.02	%(d)	4.33%	3.24%	3.49	%(d)
PORTFOLIO TURNOVER RATE(e)	10%	4%	15%		14%	18%	18%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

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FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

—	Call your broker

—	www.alpsfunds.com

Dealers

—	www.alpsfunds.com

—	Distributor Telephone: 866.513.5856

Investment Adviser ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203
Distributor ALPS Portfolio Solutions Distributor, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203
Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286
Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 17th Street Suite 3600 Denver, Colorado 80202

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[ALPS® LOGO]

A Statement of Additional Information dated March 31, 2014, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.513.5856. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

March 31, 2014

Investment Company Act File No. 811-22175.

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ALPS ETF TRUST

ALPS EQUAL SECTOR WEIGHT ETF (NYSE ARCA: EQL)

PROSPECTUS

March 31, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

ALPS Equal Sector Weight ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the Banc of America Securities - Merrill Lynch Equal Sector Weight Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.37%
Other expenses	0.00%
Acquired fund fees and expenses	0.17%
Total annual Fund operating expenses	0.54%
Fee Waiver/Reimbursement of Distribution Fee of Underlying Sector ETFs(1)	(0.03%)
Total annual Fund operating expenses after fee waiver/expense reimbursement	0.51%

(1) ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor to the Underlying Sector ETFs, and in such capacity receives a distribution fee from the Underlying Sector ETFs. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to the Fund and the Underlying Sector ETFs.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$52	$170	$299	$674

1

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal year ended November 30, 2013, the Fund’s turnover rate was 2% of the average value of the Fund.

Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is an index of indexes comprised in equal proportions of the nine Select Sector SPDR Indexes (“The Underlying Sector Indexes”). These are the Consumer Discretionary Select Sector Index, Consumer Staples Select Sector Index, Materials Select Sector Index, Energy Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index and Health Care Select Sector Index. In order to track the securities in the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% if its total assets in the shares of Select Sector SPDR exchange-traded funds (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”) that track the Underlying Sector Indexes of which the Underlying Index is comprised.

The Underlying Index is designed to track the equally weighted performance of the Underlying Sector Indexes. Accordingly, each Underlying Index is rebalanced quarterly so that each rebalance will result in each Underlying Sector Index having an Index weight of 11.1% and the Underlying Sector Indexes in aggregate total to 100.0%.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective Underlying Sector Index by replicating the securities in the Underlying Sector Index. Together, the nine Underlying Sector Indexes represent the Underlying Index as a whole.

The Fund generally will invest in all of the Underlying Sector ETFs in proportion to the weight of its corresponding Underlying Sector Index weight in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the Underlying ETFs in those weightings. In those circumstances, the Fund may purchase a sample of the Underlying ETFs in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose all or part of your money.

Fund of Funds Risk. The Fund pursues its investment objective by investing in assets in the Underlying Sector ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying Sector ETFs in which it invests. An investment in the Fund is subject to the risks associated

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with the Underlying Sector ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees of the Underlying Sector ETFs in which it invests. In addition, at times, certain of the segments of the market represented by constituent Underlying Sector ETFs in the Underlying Index may be out of favor and underperform other segments.

Underlying Sector ETFs Risk. Investment in the Underlying Sector ETFs may subject the Fund to the following risks: Market Risk; Market Trading Risk; Non-Correlation Risk; Replication Management Risk; Equity Securities Risk; Large Capitalization Company Risk; Liquidity Risk; and Valuation Risk. The Fund may also be subject to certain other risks specific to each Underlying Sector ETF.

Market Risk. The Fund’s investment in an Underlying Sector ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Equity Investing Risk. The Fund’s investment in the Underlying Sector ETFs involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

Non-Correlation Risk. The Fund attempts to match the performance of the Underlying Index by investing in the Underlying Sector ETFs which track the Underlying Sector Indexes rather than investing directly in the stocks which comprise the Underlying Sector Indexes. Accordingly, any differences between the return of an Underlying Sector ETF and its Underlying Sector Index will be reflected in the return of the Fund and thus may lead to the Fund not matching the returns of the Underlying Index. See “Risks of Underlying Sector ETFs—Non-Correlation Risk.” In addition, the Fund’s investments in Underlying Sector ETFs may cause the Fund to (a) incur a number of operating expenses not applicable to the Underlying Index and (b) incur costs in buying and selling shares of the Underlying Sector ETFs, especially when rebalancing the Fund’s holdings in Underlying Sector ETFs to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Non-Diversified Fund Risk. In addition, the Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

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Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Fund Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.alpsfunds.com or by calling 866.675.2639.

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax

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returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns For periods ended December 31, 2013	1 Year	Since Inception
		(July 7, 2009)
Return Before Taxes	29.99%	19.50%
Return After Taxes on Distributions	29.47%	19.12%
Return After Taxes on Distributions and Sale of Fund Shares	17.34%	15.84%

Banc of America Securities - Merrill Lynch Equal Sector Weight Index (reflects no deduction for fees, expenses or taxes)	27.97%	17.40%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	32.39%	19.95%

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Managers

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc., has been responsible for the day to day management of the Fund since July 1, 2011.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol EQL and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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INTRODUCTION—ALPS ETF TRUST

The ALPS ETF Trust (the “Trust”) is an investment company currently consisting of twenty-one separate exchange-traded “index funds.” This prospectus relates to the ALPS Equal Sector Weight ETF. The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the Banc of America Securities - Merrill Lynch Equal Sector Weight Index.

The Fund’s shares (the “Shares”) are listed on the NYSE Arca. The Fund’s Shares will trade at market prices that may differ to some degree from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

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ALPS EQUAL SECTOR WEIGHT ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the Banc of America Securities - Merrill Lynch Equal Sector Weight Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The investment policies of the Underlying Sector ETFs are described generally in the section “Information about the Underlying Sector ETFs.” The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Banc of America - Merrill Lynch Equal Sector Weight Index was created in 2009 and is a U.S. equity index comprised, in equal weights, of nine Underlying Sector Indexes. These are the Consumer Discretionary Select Sector Index, Consumer Staples Select Sector Index, Materials Select Sector Index, Energy Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index and Health Care Select Sector Index. These nine indexes, whose components add up to the components of the S&P 500, are the Select Sector SPDR Indexes. Each Select Sector SPDR Index is a modified capitalization weighted index whose composition is defined by their GICS (Global Industry Classification System) code. This design ensures that each of the component stocks within a Select Sector SPDR Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector SPDR Index. Under certain conditions, however, the number of shares of a component stock within the Select Sector SPDR Index may be adjusted to conform to Internal Revenue Code requirements. At all times, the Banc of America Securities - Merrill Lynch Equal Sector Weight Index will be comprised of the Underlying Sector Indexes which in turn are comprised of the constituents in the S&P 500, albeit in different weights than in the S&P 500 due to the Banc of America Securities - Merrill Lynch Equal Sector Weight Index’s equal weighting methodology.

The Underlying Index is rebalanced four times a year on the third Friday of March, June, September and December to reset the Underlying Sector Indexes to equal weightings. In between the quarterly rebalancings, the Underlying Sector Indexes will not have equal weights in the Index. The Underlying Index is calculated real time and published in Reuters, Bloomberg and on the Merrill Lynch web site.

UNDERLYING SECTOR ETFS

Each Underlying Sector ETF seeks to provide investment results that, before expenses, correspond to the price and yield performance of its benchmark Select Sector Index. The Underlying Sector ETFs and the Underlying Sector Indexes are as follows:

The Consumer Discretionary Select Sector SPDR Fund (Symbol: XLY)

The Consumer Discretionary Select Sector Index includes companies from the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; auto components; distributors; leisure equipment & products; and diversified consumer services.

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The Consumer Staples Select Sector SPDR Fund (Symbol: XLP)

The Consumer Staples Select Sector Index includes companies from the following industries: food & staples retailing; household products; food products; beverages; tobacco; and personal products.

The Energy Select Sector SPDR Fund (Symbol: XLE)

The Energy Select Sector Index includes companies from the following industries: oil, gas & consumable fuels; and energy equipment & services.

The Financial Select Sector SPDR Fund (Symbol: XLF)

The Financial Select Sector Index includes companies from the following industries: diversified financial services; insurance; commercial banks; capital markets; real estate investment trusts (“REITs”); consumer finance; thrifts & mortgage finance; and real estate management & development.

The Health Care Select Sector SPDR Fund (Symbol: XLV)

The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care equipment & supplies; health care providers & services; biotechnology; life sciences tools & services; and health care technology.

The Industrial Select Sector SPDR Fund (Symbol: XLI)

The Industrial Select Sector Index includes companies from the following industries: aerospace & defense; industrial conglomerates; machinery; road & rail; air freight & logistics; commercial services & supplies; professional services; electrical equipment; construction & engineering; trading companies & distributors; airlines; and building products.

The Materials Select Sector SPDR Fund (Symbol: XLB)

The Materials Select Sector Index includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials.

The Technology Select Sector SPDR Fund (Symbol: XLK)

The Technology Select Sector Index includes companies from the following industries: computers & peripherals; software; diversified telecommunication services; communications equipment; semiconductors & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics.

The Utilities Select Sector SPDR Fund (Symbol: XLU)

The Utilities Select Sector Index includes companies from the following industries: electric utilities; multi-utilities; independent power producers & energy traders; and gas utilities.

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RISKS OF UNDERLYING SECTOR ETFS

Investments in the Fund are subject to the risks associated with an investment in the Underlying Sector ETFs. These include the following risks. See also the section “Additional Risks” for additional risk factors.

Trading Issues

Although the shares of the Underlying Sector ETFs are listed for trading on the NYSE Arca, and may be listed or traded on U.S. and non-U.S. stock exchanges other than the NYSE Arca, there can be no assurance that an active trading market for the Underlying Sector ETFs will develop or be maintained. Trading in the Underlying Sector ETFs on the NYSE Arca may be halted due to market conditions for reasons that, in the view of the NYSE Arca, make trading in the Underlying Sector ETFs inadvisable. In addition, trading in the Underlying Sector ETFs is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of an Underlying Sector ETF will continue to be met or will remain unchanged or that the Underlying Sector ETFs will trade with any volume, or at all, on any stock exchange.

Non-Correlation Risk

An Underlying Sector ETF may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF may incur a number of operating expenses not applicable to its underlying index, and incur costs in buying and selling securities, especially when rebalancing its securities holdings to reflect changes in composition of its underlying index. In addition, the performance of an Underlying Sector ETF and its underlying index may vary due to asset valuation differences and differences between the Underlying Sector ETF’s portfolio and its underlying index resulting from legal restrictions (such as diversification requirements that apply to an Underlying Sector ETF but not to its Underlying Sector Index).

Since an Underlying Sector Index is not subject to the diversification requirements to which its respective Underlying Sector ETF must adhere, an Underlying Sector ETF may be required to deviate its investments from the securities and relative weightings of its Underlying Sector Index. An Underlying Sector ETF may not invest in certain securities included in its Underlying Sector Index due to liquidity constraints. Liquidity constraints may delay an Underlying Sector ETF’s purchase or sale of securities included in its Underlying Sector Index. For tax efficiency purposes, an Underlying Sector ETF may sell certain securities to realize losses, causing it to deviate from the Underlying Sector Index.

An Underlying Sector ETF may not be fully invested at times, either as a result of cash flows into the Underlying Sector ETF or reserves of cash held by the Underlying Sector ETF to meet redemptions and expenses. If an Underlying Sector ETF utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the stock in its underlying index with the same weightings as the underlying index.

Passive Strategy/Index Risk

Each Underlying Sector ETF is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Underlying Sector ETF may hold constituent securities of the Index regardless of the current or projected performance of a specific security

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or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underlying Sector ETF’s return to be lower than if the Underlying Sector ETF employed an active strategy.

Non-Diversification Risk

Each Underlying Sector ETF is non-diversified and may invest a larger percentage of its assets in securities of a few issuers or even a single issuer than that of a diversified fund. As a result, the Underlying Sector ETF’s performance may be disproportionately impacted by the performance of relatively few securities.

Risks Specific to Each Underlying Sector ETF

Each Underlying Sector ETF is subject to the additional risks associated with concentrating its investments in companies in the market sector that its benchmark Select Sector Index targets, and the Fund is subject to these risks as well. Additional Underlying ETF specific risks include:

Consumer Discretionary Sector Risk (The Consumer Discretionary Select Sector SPDR Fund): The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Consumer Staples Sector Risk (The Consumer Staples Select Sector SPDR Fund): Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

Energy Sector Risk (The Energy Select Sector SPDR Fund): Energy companies in the energy sector develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, would adversely impact the energy sector.

Financial Sector Risk (The Financial Select Sector SPDR Fund): Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the deterioration of the credit markets since 2007

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generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health Care Sector Risk (The Health Care Select Sector SPDR Fund): Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrial Sector Risk (The Industrial Select Sector SPDR Fund): Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Materials Sector Risk (The Materials Select Sector SPDR Fund): Many companies in the materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Technology Sector Risk (The Technology Select Sector SPDR Fund): Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the stocks in the technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production

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costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Utilities Sector Risk (The Utilities Select Sector SPDR Fund): Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.

SECONDARY INVESTMENT STRATEGIES

The Fund will normally invest at least 90% of its total assets in the shares of Underlying Sector ETFs which track the Underlying Sector Indexes included in the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

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ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

These risks are described further in the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2013, the Adviser provided supervisory and management services on approximately $12.14 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

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The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2013.

Portfolio Management

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight, is the Portfolio Manager of the Fund and is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Akins has served as the Fund’s Portfolio Manager since July 2011. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, is an Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities of the Fund.

PURCHASE AND REDEMPTION OF SHARES

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of the Fund’s shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

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The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE Arca on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities of the Underlying Sector ETFs representing the stocks included in the Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

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Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the

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difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process or for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio,

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plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. (“ALPS”) is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) is the Index Provider for the ALPS Equal Sector Weight ETF. Merrill Lynch is not affiliated with the Trust, the Adviser, ALPS or the Distributor. ALPS, an affiliate of the Adviser, has entered into a license agreement with Merrill Lynch to use the Underlying Index.

DISCLAIMERS

The Fund is not issued, sponsored, endorsed, sold or promoted by Merrill Lynch or its affiliates (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Banc of America Securities - Merrill Lynch Equal Sector Weight Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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ALPS does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and ALPS shall have no liability for any errors, omissions or interruptions therein. ALPS makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. ALPS makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall ALPS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

—	The Fund makes distributions,
—	You sell your Shares listed on the NYSE Arca, and
—	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

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If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences described above.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

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OTHER INFORMATION

For purposes of the Investment Company Act of 1940, as amended, (the “1940 Act”), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, this relief is not available for investments by registered investment companies in the Fund, since the Fund operates as a “fund-of-funds” by investing in the Underlying Sector ETFs.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year can be found at www.alpsfunds.com.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years ended November 30, 2013, November 30, 2012 and the period January 1, 2011 through November 30, 2011, the fiscal year ended December 31, 2010 and the period ended December 31, 2009. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.675.2639. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Period July 7, 2009 (Inception) to December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$39.79	$35.48	$35.34		$31.13	$25.04

INCOME FROM OPERATIONS:

Net investment income	0.81 (b)	0.69 (b)	0.41	(b)	0.68 (b)	0.31
Net realized and unrealized gain	10.35	4.35	0.18		4.14	6,10

Total from investment operations	11.16	5.04	0.59		4.82	6.41

DISTRIBUTIONS:

From net investment income	(0.84)	(0.71)	(0.45)		(0.61)	(0.31)
From net realized gains	—	—	—		—	(0.01)
From tax return of capital	—	(0.02)	—		—	—

Total distributions	(0.84)	(0.73)	(0.45)		(0.61)	(0.32)

NET INCREASE IN NET ASSET VALUE	10.32	4.31	0.14		4.21	6.09

NET ASSET VALUE, END OF PERIOD	$50.11	$39.79	$35.48		$35.34	$31.13

TOTAL RETURN(c)	28.41%	14.35%	1.67%		15.67%	25.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$110,245	$75,592	$62,091		$53,012	$14,008

RATIOS TO AVERAGE NET ASSETS:
Expenses excluding reimbursement/waiver	0.37%	0.37%	0.37	%(d)	0.37%	0.37	%(d)
Expenses including reimbursement/waiver	0.34%	0.34%	0.34	%(d)	0.34%	0.34	%(d)
Net investment income excluding reimbursement/waiver	1.77%	1.76%	1.22	%(d)	2.11%	2.57	%(d)
Net investment income including reimbursement/waiver	1.80%	1.79%	1.25	%(d)	2.14%	2.60	%(d)
PORTFOLIO TURNOVER RATE(e)	2%	4%	4%		7%	4%

(a)	Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

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FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

•	Call your financial professional
•	www.alpsfunds.com

Dealers

•	www.alpsfunds.com
•	Distributor Telephone: 1-866-675-2639

Investment Adviser ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Distributor ALPS Portfolio Solutions Distributor, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 17th Street Suite 3600 Denver, Colorado 80202

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[ALPS® LOGO]

A Statement of Additional Information dated March 31, 2014, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.675.2639. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

March 31, 2014

Investment Company Act File No. 811-22175.

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Global Commodity Equity ETF (NYSE ARCA: CRBQ)

PROSPECTUS

March 31, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

* Effective March 31, 2014, the Jefferies | TR/J CRB Global Commodity Equity Index Fund changed its name to the Global Commodity Equity ETF.

SUMMARY SECTION

Global Commodity Equity ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters CRB Commodity Producers Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Other expenses	0.00%
Total annual Fund operating expenses	0.65%

Example

The following Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal year ended November 30, 2013, the Fund’s turnover rate was 20% of the average value of the Fund.

Principal Investment Strategies

The Fund, using a low cost “passive” or “indexing” investment approach, seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Underlying Index. The Fund will normally invest at least 80% of its total assets in the equity securities that comprise the Underlying Index and depositary receipts based on the securities in the Underlying Index.

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The Underlying Index is a modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: agriculture, base/industrial metals, energy and precious metals.

The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by ALPS Advisors, Inc., the Fund’s investment adviser (the “Adviser”), to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Agriculture Sector Risk. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting the agricultural sector and related industries, could adversely affect the Fund’s portfolio companies and, thus, the Fund’s financial situation and profitability. Agricultural production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting the agricultural sector, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products, can influence industry profitability, the planting of certain crops versus other uses of agricultural resources, the location and size of crop production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, the Fund’s portfolio companies must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund’s portfolio companies.

Industrial Metals Sector Risk. Companies in the industrial metals sector may be adversely affected by changes in government regulation, world events and economic conditions. The price of industrial metals has been subject to substantial price fluctuations over short periods of time. The price of industrial metals may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances or trade or currency restrictions between countries. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates and inflation, imposition of import controls, increased competition and changes in industrial and commercial demand for industrial metals.

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Energy Sector Risk. Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments, natural disasters, terrorist attacks and labor relations.

Precious Metals Sector Risk. Because the Fund invests in securities of companies that are involved in the precious metals sector, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals since precious metals companies are highly dependent on the price of such precious metals. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of precious metals may be adversely affected, which could in turn affect the Fund’s returns.

Risk of Relationship to Commodities. The Underlying Index measures the performance of equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors. The Underlying Index does not measure the performance of direct investment in the underlying commodities and, therefore, may not move in the same direction and to the same extent as the underlying commodities.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for

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companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. To the extent a substantial portion of the Underlying Index consists of securities from underling issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics, or other such events, could have significant impact on the performance and/or risk of the Fund.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

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Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities closing prices on local foreign markets, (i.e. the value of the Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Small and Mid Capitalization Company Risk. Investments in securities of small and mid capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

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Fund Performance

On July 1, 2011, ALPS Advisors, Inc. assumed all responsibility for selecting the Fund’s investments. Performance figures shown below for periods before July 1, 2011 represent performance of the Fund during the times when the Fund’s investments were selected by the prior sub-advisor to the Fund. The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.alpsfunds.com or by calling 866.675.2639.

Highest Quarterly Return 20.77% (September 30, 2010)

Lowest Quarterly Return -20.77% (September 30, 2011)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns For periods ended December 31, 2013	1 Year	Since Inception (9.21.09)
Return Before Taxes	0.06%	3.82%
Return After Taxes on Distributions	-0.31%	3.57%
Return After Taxes on Distributions and Sale of Fund Shares	0.49%	3.06%

Thomson Reuters CRB Commodity Producers Index (reflects no deduction for fees, expenses or taxes)	0.47%	4.61%
S&P GSCI Commodity Index (reflects no deduction for fees, expenses or taxes)	-1.22%	3.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	16.08%

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Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Managers

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. has been responsible for the day to day management of the Fund since July 1, 2011.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol CRBQ and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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INTRODUCTION—ALPS ETF TRUST

The ALPS ETF Trust (the “Trust”) is an investment company currently consisting of twenty-one separate exchange-traded “index funds.” This prospectus relates to the Global Commodity Equity ETF (the “Fund”). ALPS Advisors, Inc. (the “Adviser”) is the investment adviser for the Fund.

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). The Fund’s Shares trade at market prices that may differ to some degree from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

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GLOBAL COMMODITY EQUITY ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Thomson Reuters CRB Commodity Producers Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Index Description and Methodology

The Thomson Reuters CRB Commodity Producers Index is a modified capitalization-weighted, float-adjusted, rules-based index designed to track the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: agriculture, base/industrial metals, energy and precious metals.

The agriculture sector includes companies engaged in the manufacture and production of seeds, traits (seed characteristics attained through genetic modification), chemicals and fertilizers, farm machinery, equipment and irrigation, agricultural products, and livestock and aquaculture. The base/industrial metals sector includes companies engaged in the production of aluminum, steel, uranium, and diversified metals and mining. The energy sector includes companies engaged in the production of coal and consumable fuels, integrated oil and gas, oil and gas exploration and production, oil and gas drilling, oil and gas equipment and services, oil and gas refining and marketing, and oil and gas storage and transportation (excluding shipping). The precious metals sector includes companies engaged in the mining and production of gold and precious metals and minerals.

The Underlying Index component derives more than 50% of its annual revenues from the production and distribution of commodities and commodity-related products and services and is selected from a global universe of approximately 1,500 companies based on the following criteria:

1.

Neither the country of domicile nor listing imposes any restrictions on investment or currency conversion. For companies domiciled or listed in countries where such restrictions exist, ADRs or GDRs, which trade without such restrictions, may be eligible.

2.

The security is listed on a regulated exchange that provides a “last closing price” (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 under the Securities Exchange Act of 1934, as amended (similar criteria and standards apply to securities with foreign listings)).

3.

Each company must have a minimum market capitalization of $750 million ($1 billion for the energy sector) and a minimum free float (i.e., shares of a public company that are not held by corporate insiders that are freely tradable in the public market or markets on which a company’s securities are listed) of $600 million ($800 million for the energy sector) on the last business day of the month prior to the rebalancing month to be admitted to the Underlying Index and companies representing at least 95% of the total weight of the Underlying Index must have an average daily turnover for the previous ninety days of more than $1 million. Companies are deleted from the Underlying Index if their market capitalization falls below $400 million ($600 million for the energy sector) and/or their free float falls below $300 million ($400 million for the energy sector) and/or their average daily turnover for the previous ninety days falls below $800,000 on last business day of the second month of the calendar quarter.

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The Underlying Index is divided into the four sectors described above. The Index Provider seeks to use production data to assign the fixed aggregate weight of each sector, standardized based on the average U.S. dollar prices of the relevant commodities. Where production data is unavailable, unreliable or insufficient, the Index Provider seeks to supplement production data and estimates with other types of data that the Index Provider deems reliable. Sector weights are revised annually and may be changed in connection with the June rebalancing, with at least fourteen days of prior public disclosure. Individual companies are weighted within their sectors based on a capitalization weighting methodology, adjusted for free float and then modified by the applicable sector weight. Company weights may be further modified, if required, to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to account for other considerations set forth in the official rule book. The methodology used by the Index Provider to determine sector weighting in the Underlying Index seeks to include commodities based on the relative dollar value of such commodities produced annually worldwide. The methodology does not seek to equally weight each sector in the Underlying Index and, furthermore, there is no limitation on the portion of the Underlying Index that may be focused in one of the four sectors.

As of December 31, 2013, the Underlying Index included 150 securities of companies with a market capitalization range of between approximately $533 million and $442 billion. As of that date, U.S.-listed constituents constitute 48.09% of the Underlying Index. Of this 48.09%, 1.44% were ADRS and 3.24% were foreign domiciled companies listed in the U.S. These values can change over time within the constraints of the existing rulebook for the Underlying Index, and the rulebook can be modified by the Index Committee for the Underlying Index. The Underlying Index is rebalanced quarterly on the third Friday of the last month of each calendar quarter. Sector weights are adjusted to reflect the annually revised sector weight at each rebalancing. Sector weights are revised annually on the third Friday of June. Share weights of the constituents remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

The Underlying Index was developed by S-Network Global Indexes LLC (the “Index Provider”) and was launched on September 21, 2009. Reuters America LLC serves as calculation agent. Underlying Index values are distributed throughout the day, between the hours of 9:30 a.m. and 4:15 p.m. Eastern time at 15 second intervals under the symbol “CRBQX.”

The information contained herein regarding the Underlying Index was provided by the Index Provider.

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SECONDARY INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in component equity securities that comprise its Underlying Index and depositary receipts based on the securities in the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to its Underlying Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange (“NYSE”) is open) for additions and deletions to each Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked-to-market on a daily basis.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

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Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

These risks are described further in the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. As of December 31, 2013, the Adviser provided supervisory and management services on approximately $12.14 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Investment Adviser for providing services to the Fund.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2013.

Portfolio Management

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight, is the Portfolio Manager of the Fund and is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Akins has served as the Fund’s Portfolio Manager since July 1, 2011. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

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The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities of the Fund.

PURCHASE AND REDEMPTION OF SHARES

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of the Fund’s shares on NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund will be disseminated every fifteen seconds. The approximate value calculations are based on local market policies and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on NYSE Arca on the day the securities are valued or, if there are no sales, at the mean

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of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the NSCC, immediately prior to the opening of business each day of NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”). All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the

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substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $3,000 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 15% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of Shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to a Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

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A fixed redemption transaction fee of $3,000 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a Fund). Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’’ Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

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Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER

The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Fund’s Underlying Index.

DISCLAIMERS

The Index Provider is the designer of the construction and methodology for the Underlying Index. “Thomson,” “Thomson Reuters,” “Reuters” and “CRB” are service marks or trademarks of Reuters America LLC, a Thomson Reuters company, or its affiliates (“Thomson Reuters”). Thomson Reuters acts as brand licensor for the Underlying Index. Thomson Reuters is not responsible for the descriptions of the Underlying Index or the Fund that appear herein. Thomson Reuters is not affiliated with the Index Provider, the Trust, the Adviser or the Distributor.

The Index Provider, Thomson Reuters and their affiliates and their respective directors, officers and employees (collectively the “Index Parties”) may buy or sell securities contemplated herein as agent or as principal for their own account and may have positions or engage in transactions based on or indexed to the Underlying Index. It is possible that such trading activity will affect the value of the Underlying Index and the Fund.

The Fund is not sponsored, endorsed or promoted by the Index Parties. The Index Parties make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and do not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. The Index Parties have no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. The Index Parties are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Parties have no obligation or liability in connection with the administration or trading of the Fund.

The Index Parties do not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and the Index Parties shall have no liability for any errors, omissions, or interruptions therein. The Index Parties make no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. The Index Parties make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data

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included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,

•	You sell your Shares listed on NYSE Arca, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and its shareholders.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or

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eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to them. If more than 50% of the Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

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The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past four quarters can be found at www.alpsfunds.com.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years ended November 30, 2013, November 30, 2012, the period January 1, 2011 through November 30, 2011 and through December 31 of each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 877.526.9298. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

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For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)		For the Year Ended December 31, 2010	For the Period Ended September 21, 2009 (inception) through December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$44.11	$44.65	$49.33		$42.82	$39.74

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.81 (b)	0.71 (b)	0.58	(b)	0.46 (b)	0.12
Net realized and unrealized gain/(loss)	(1.17)	(0.57)	(4.78)		6.54	3.08
Total from investment operations	(0.36)	0.14	(4.20)		7.00	3.20

DISTRIBUTIONS:
From net investment income	(0.84)	(0.68)	(0.48)		(0.49)	(0.12)
Total distributions	(0.84)	(0.68)	(0.48)		(0.49)	(0.12)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.20)	(0.54)	(4.68)		6.51	3.08
NET ASSET VALUE, END OF YEAR	$42.91	$44.11	$44.65		$49.33	$42.82

TOTAL RETURN(C)	(0.78)%	0.35%	(8.56)%		16.60%	8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$62,217	$77,199	$91,539		$111,001	$70,658
RATIOS TO AVERAGE NET ASSETS
Expenses	0.65%	0.65%	0.65	%(d)	0.65%	0.65	%(d)

Net investment income	1.86%	1.61%	1.29	%(d)	1.09%	1.53	%(d)

PORTFOLIO TURNOVER RATE(E)	20%	13%	10%		18%	7%

(a) Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

(b) Based on average shares outstanding during the period.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period less than one year is not annualized.

(d) Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

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FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

•	Call your financial professional

•	www.alpsfunds.com

Dealers

•	www.alpsfunds.com

•	Distributor Telephone: 877.526.9298

Investment Adviser ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Distributor ALPS Portfolio Solutions Distributor, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 17th Street Suite 3600 Denver, Colorado 80202

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A Statement of Additional Information dated March 31, 2014 which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 877.526.9298. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

March 31, 2014

Investment Company Act File No. 811-22175.

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ALPS ETF TRUST

ALERIAN MLP ETF (Ticker: AMLP)

ALERIAN ENERGY INFRASTRUCTURE ETF (Ticker: ENFR)

PRINCIPAL LISTING EXCHANGE FOR THE ETFS: NYSE Arca, Inc.

Prospectus

March 31, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

ALERIAN MLP ETF (“AMLP” or the “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Other Expenses	0.00%
Deferred Income Tax Expense (a)	7.71%
Total Annual Fund Operating Expenses	8.56%

(a) The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter ‘‘C’’ corporation. As a ‘‘C’’ corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2013, the Fund had net operating gains of $1,314,858,756 and accrued $466,765,467 in net deferred tax expense primarily related to unrealized appreciation on investments.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$841	$2,437	$3,927	$7,229

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal year ended November 30, 2013, the Fund’s turnover rate was 12% of the average value of the Fund.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the Underlying Index. The Underlying Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index was developed by Alerian, a leading provider of objective MLP and energy infrastructure benchmarks, data and analytics. The Underlying Index is comprised of 25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage and processing of energy commodities. As of December 31, 2013, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $3 billion to approximately $62 billion. The energy infrastructure MLPs included in the Underlying Index must have maintained or grown its distribution quarter-over-quarter for at least one of the prior two quarters and have a distribution policy intended to consistently maintain or increase its distributions over time.

The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index.

MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the nearly 100 energy MLPs currently trading, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NASDAQ Stock Market (“NASDAQ”).

To qualify as a MLP and not to be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Fund shareholders, be treated as engaged in the business conducted by the underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations.

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PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors associated with investing in the Fund which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Tax Status of the Fund. The Fund is taxed as a regular corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Deferred Tax Liability. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”). Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV. The Fund will rely to a large extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. (the “Adviser”) will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes.

Potential Substantial After-Tax Tracking Error from Underlying Index Performance. As discussed above, the Fund will be subject to taxation on its taxable income. The NAV of Fund Shares will also be reduced by the accrual of any current and deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of the Underlying Index are closely correlated.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

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Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Industry Specific Risks. The Fund invests primarily in energy infrastructure companies. Energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, the following:

■	reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;

■	new construction risks and acquisition risk which can limit growth potential;

■	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;

■	changes in the regulatory environment;

■	extreme weather;

■	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and

■	threats of attack by terrorists.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Liquidity Risk. Although common units of MLPs trade on the NYSE and the NASDAQ, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund is required to do so based on changes in the Underlying Index or to fund redemptions. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

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Issuer Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issues can be more volatile than that of larger issues.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Correlation Risk. In addition to the risk of tracking error due to the effect of taxes, the Fund’s return may not match the return of the Underlying Index for other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Risk of Cash Transactions. Unlike many ETFs, the Fund expects to effect redemptions for cash, rather than in-kind. Because the Fund may effect redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in-kind, will be passed on to redeemers of Creation Units in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

FUND PERFORMANCE

On July 1, 2011, ALPS Advisors, Inc. assumed all responsibility for selecting the Fund’s investments. Performance figures shown below for periods before July 1, 2011 represent performance of the Fund during the times when the Fund’s investments were selected by a prior sub-advisor to the Fund. The following bar chart and table provide an

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indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.alpsfunds.com or by calling 877.398.8461.

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

For periods ended December 31, 2013

	1 Year	Since Inception (8.25.10)
Return Before Taxes	18.36%	11.65%
Return After Taxes on Distributions	18.36%	11.61%
Return After Taxes on Distributions and Sale of Fund Shares	10.39%	9.14%
Alerian MLP Infrastructure Index (reflects no deduction for fees, expenses or taxes)	29.48%	18.99%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	20.88%

INVESTMENT ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. has been responsible for the day to day management of the Fund since July 1, 2011.

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PURCHASE AND SALE INFORMATION

ALPS ETF Trust (the “Trust”) will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. The consideration for a purchase of Creation Units of the Fund is the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash. Redemptions of Creation Units are effected principally for cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol “AMLP” and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s taxable distributions will generally be treated as dividend income. Dividend income will be treated as “qualified dividends” for federal income tax purposes, subject to favorable capital gain tax rates, provided that certain requirements are met. Unlike a regulated investment company, the Fund will not be able to pass-through the character of its recognized net capital gain by paying “capital gain dividends.” A portion of the Fund’s distributions is also expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Fund Shares.

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SUMMARY SECTION

Alerian Energy Infrastructure ETF (“ENFR” or the “Fund”)

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (AMEI) (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.65%

1“Other expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$ 66	$ 208

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal period November 1, 2013 (commencement) through November 30, 2013, the Fund’s turnover rate was 0% of the average value of the Fund.

Principal Investment Strategies

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. Developed by Alerian, a leading provider of objective MLP and energy infrastructure benchmarks, data and analytics (“Alerian”), the Underlying Index is intended to give investors a means of tracking the overall performance of the North American energy infrastructure sector. North American energy infrastructure sector companies own and operate assets that are used in the energy sector to provide the link between the source of energy (where it is produced) and the end user (where it is consumed).

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The Underlying Index is comprised of 30 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities (“midstream energy businesses”). The following five categories of issuers are included in the Underlying Index: master limited partnerships and limited liability companies taxed as partnerships (“MLPs”) known as “Midstream MLPs” (seven constituents, 25% total index weight), U.S. MLP affiliates (seven constituents, 30% total index weight) taxed as corporations, Canadian MLP affiliates (two constituents, 10% total index weight) taxed as corporations, U.S. energy infrastructure and power companies (seven constituents, 15% total index weight) taxed as corporations and Canadian energy infrastructure companies (seven constituents, 20% total index weight) taxed as corporations. Each issuer included in the Underlying Index must earn the majority of its cash flow from midstream energy businesses except for U.S. energy infrastructure and power companies, which must earn the majority of its cash flow from the retail distribution of electricity and gas (while also being involved in midstream energy businesses and separately report earnings from those businesses on their financial statements). The Underlying Index’s constituents are equally weighted within each category. Eligible companies are selected for inclusion by ranking them in market capitalization, float-adjusted market capitalization, and liquidity. No more than 25% of the Underlying Index may consist of MLPs or other issuers treated as publicly traded partnerships for U.S. federal income tax purposes. The energy infrastructure MLPs included in the Underlying Index must have maintained or grown its distribution quarter-over-quarter for at least one of the prior two quarters and have a distribution policy intended to consistently maintain or increase its distributions over time.

The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index (or depositary receipts based on such securities). Under normal conditions, the Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Underlying Index.

Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Fund shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations.

Master Limited Partnerships

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, certain natural resource-based activities such as the processing, transportation and storage of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Midstream MLPs are MLPs that primarily derive their revenue from businesses involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products.

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MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

Pursuant to Section 851(b)(3) of the Code, the Fund may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs.

MLP Affiliates

MLP affiliates are entities substantially all of whose assets consist of units or ownership interests of an affiliated master limited partnership (which may include general partner interests, incentive distribution rights (“IDRs”), common units and subordinated units) and are structured as C Corporations (or otherwise are taxed as C corporations for U.S. federal income tax purposes). MLP affiliates are not treated as partnerships for federal income tax purposes.

Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest (typically a general partner interest and subordinated units) in the MLP and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

Energy Infrastructure and Power Companies

Energy infrastructure and power companies are corporations headquartered or incorporated in the United States or Canada, including Canadian pipeline trusts and their successor companies. Energy infrastructure companies provide services in support of infrastructure assets such as pipelines, petroleum and natural gas storage, and natural resource processing. These entities separately report the transportation, storage, and/or processing of energy commodities as a distinct business segment on their consolidated financial statements.

Canadian pipeline trusts have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate cash flow through the levy of fixed rate transportation tolls based on product throughput.

U.S. energy infrastructure and power companies also provide services in support of infrastructure assets such as pipelines, petroleum and natural gas storage, and natural resource processing and report the cash flow from such businesses as a distinct business segment on their financial statements. However, U.S. energy infrastructure and power companies earn the majority of their cash flow from the retail distribution of electricity and natural gas.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Industry Specific Risks. The Fund invests primarily in companies in the North American energy infrastructure sector. Companies in the North American energy infrastructure sector (including both midstream energy businesses and those involved in the retail distribution of electricity and gas) are subject to risks specific to the industry they serve including, but not limited to, the following:

■	reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;
■	new construction risks and acquisition risk which can limit growth potential;
■	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
■	changes in the regulatory environment;
■	extreme weather;
■	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
■	threats of attack by terrorists.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

MLP Affiliates Risk. MLP affiliates are entities substantially all of whose assets consist of units or ownership interests of an affiliated master limited partnership. Unlike MLPs, MLP affiliates are structured as C Corporations (or otherwise are taxed as C corporations for U.S. federal income tax purposes). However, the assets of MLP affiliates consist wholly of MLP assets or interests, and the income of MLP affiliates consists wholly of distributions from the MLPs they manage. Accordingly, MLP affiliates are exposed to the operational risks associated with MLPs. MLP affiliates are also exposed to the tax risk associated with MLP distributions: if any of the MLPs managed by an MLP affiliate were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction in the value of the MLP’s ownership of the MLP interests and distributions to the MLP affiliate, and thus to the Fund.

Canadian Investment Risk. The Fund may be subject to risks relating to its investment in Canadian securities. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. The new agreement may further affect Canada’s dependency on the U.S. economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market. Furthermore, the Canadian economy is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Canadian economy. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

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Liquidity Risk. Although common units of MLPs trade on the NYSE and the NASDAQ and the common shares of MLP affiliates trade on U.S. exchanges or the Toronto Stock Exchange, certain securities of MLPs or MLP affiliates may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities of MLPs or MLP affiliates experience limited trading volumes, the prices of such MLPs or MLP affiliates may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Fund is required to do so based on changes in the Underlying Index. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Returns of Capital Distributions From the Fund Reduce the Tax Basis of Fund Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares.

Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Issuer Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issues can be more volatile than that of larger issues.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

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The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities closing prices on local foreign markets, (i.e. the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index and a benchmark index selected for the Fund.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Manager

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. has been responsible for the day to day management of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. (the “NYSE Arca”) and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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INTRODUCTION – ALPS ETF Trust

The Trust is an investment company currently consisting of twenty-one separate exchange traded index funds. This Prospectus relates to the Alerian MLP ETF (the “AMLP Fund”) and the Alerian Energy Infrastructure ETF (the “ENFR Fund”) (each a “Fund,” and collectively, the “Funds”).

Each Fund’s Shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). Each Fund’s Shares will trade at market prices that may differ to some degree from the NAV of the Shares.

Unlike conventional mutual funds, each Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued in exchange for an in-kind deposit of a designated portfolio of securities and/or for cash. Creation Units generally will be redeemed for cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

ALERIAN MLP ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Alerian MLP Infrastructure Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Additional Information about the Index

Index Construction

An MLP must meet the following criteria in order to be eligible for inclusion in the Alerian MLP Infrastructure Index:

•	Earn the majority of its pro forma cash flow from the transportation, storage, and processing of energy commodities
•	Be a publicly traded partnership or limited liability company (“LLC”)
•	Trade on the NYSE or NASDAQ
•	Represent the primary limited partner interests of a partnership or LLC that is an operating company
•	Paid at least its pro-rata MQD for the trailing two quarters
•	Maintained or grown its distribution quarter-over-quarter for at least one of the trailing two quarters
•	Have a distribution policy intended to consistently maintain or increase distributions over time
•	Have a split-adjusted median daily trading volume for each of the trailing six full months of at least 25,000 units Have a market capitalization of at least $500 million
•	Have an adjusted market capitalization of at least $250 million

An independent advisory board of auditors, MLP executives, institutional fund managers, legal partners, and other senior financial professionals reviews all constituent changes to the Alerian MLP Infrastructure Index as well as all modifications to methodology to ensure that they are made objectively and without bias. The board is comprised of a minimum of five members and a maximum of 13 members, all of whom must be independent. Any material modification to index methodology, introduction of a new index, or interim constituent change, such as that caused by merger and acquisition activity, will result in interim meetings of the board.

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Alerian MLP Infrastructure Index Components are selected quarterly in connection with the reconstitution of the Alerian MLP Infrastructure Index. Their respective weights are rebalanced quarterly using a modified capitalization weighted, float adjusted methodology in connection with the rebalancing of the Alerian MLP Infrastructure Index. The Alerian MLP Infrastructure Index rebalancing occurs quarterly on the third Friday of the last month of each calendar quarter. Alerian MLP Infrastructure Index shares of the Alerian MLP Infrastructure Index Components remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Alerian MLP Infrastructure Index shares of the Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Their respective weights are rebalanced quarterly in connection with the rebalancing of the Alerian MLP Infrastructure Index.

The information contained herein regarding the Index was provided by Alerian.

ALERIAN ENERGY INFRASTRUCTURE ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Alerian Energy Infrastructure Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Alerian Energy Infrastructure Index was created in April 2013 to provide a benchmark of North American energy infrastructure companies. . The Alerian Energy Infrastructure Index is comprised of 30 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities (“midstream energy businesses”). The following five categories of issuers are included in the Alerian Energy Infrastructure Index: master limited partnerships and limited liability companies taxed as partnerships (“MLPs”) known as “Midstream MLPs” (seven constituents, 25% total index weight), U.S. MLP affiliates (seven constituents, 30% total index weight) taxed as corporations, Canadian MLP affiliates (two constituents, 10% total index weight) taxed as corporations, U.S. energy infrastructure and power companies (seven constituents, 15% total index weight) taxed as corporations and Canadian energy infrastructure companies (seven constituents, 20% total index weight) taxed as corporations. Each issuer included in the Alerian Energy Infrastructure Index must earn the majority of its cash flow from midstream energy businesses except for U.S. energy infrastructure and power companies, which must earn the majority of its cash flow from the retail distribution of electricity and gas (while also being involved in midstream energy businesses and separately report earnings from those businesses on their financial statements). The Alerian Energy Infrastructure Index’s constituents are equally weighted within each category. Eligible companies are selected for inclusion by ranking them in market capitalization, float-adjusted market capitalization, and liquidity. No more than 25% of the Alerian Energy Infrastructure Index may consist of MLPs or other issuers treated as publicly traded partnerships for U.S. federal income tax purposes.

Midstream MLPs are MLPs that primarily derive their revenue from businesses involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing or marketing of natural gas, natural gas liquids, crude oil or refined products. MLP affiliates are entities substantially all of whose assets consist of units or ownership interests of an affiliated master limited partnership (which may include general partner interests, incentive distribution rights (“IDRs”), common units and subordinated units) and are structured as C Corporations (or otherwise are taxed as C corporations for U.S. federal income tax purposes). MLP affiliates are not treated as partnerships for federal income

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tax purposes. Energy infrastructure and power companies are corporations headquartered or incorporated in the United States or Canada, including Canadian pipeline trusts and their successor companies. Energy infrastructure companies provide services in support of infrastructure assets such as pipelines, petroleum and natural gas storage, and natural resource processing. These entities separately report the transportation, storage, and/or processing of energy commodities as a distinct business segment on their consolidated financial statements.

Canadian pipeline trusts have as their principal underlying business the ownership and operation of pipelines or other energy distribution assets. These trusts typically generate cash flow through the levy of fixed rate transportation tolls based on product throughput. U.S. energy infrastructure and power companies also provide services in support of infrastructure assets such as pipelines, petroleum and natural gas storage, and natural resource processing and report the cash flow from such businesses as a distinct business segment on their financial statements. However, U.S. energy infrastructure and power companies earn the majority of their cash flow from the retail distribution of electricity and natural gas.

Index Construction

A midstream energy business must meet the following criteria to be included in the Alerian Energy Infrastructure Index, depending on the category of the midstream energy business:

U.S. MLP affiliates

A U.S. MLP affiliate must (a) be headquartered in the United States, (b) trade on the New York Stock Exchange or NASDAQ, (c) be taxable as a C Corporation for U.S. federal income tax purposes, (d) own the general partner of a publicly traded partnership that earns the majority of its cash flow from midstream energy businesses and (e) earn the majority of its cash flow from midstream energy businesses.

Canadian MLP affiliates

A Canadian MLP affiliate must (a) be headquartered in Canada, (b) trade on the Toronto Stock Exchange, (c) be taxable as a C Corporation for U.S. federal income tax purposes, (d) own the general partner of a publicly traded partnership that earns the majority of its cash flow from midstream energy businesses and (e) earn the majority of its cash flow from midstream energy businesses.

U.S. energy infrastructure and power company

A U.S. energy infrastructure and power company must (a) be headquartered in the United States, (b) trade on the New York Stock Exchange or NASDAQ, (c) be taxable as a C Corporation for U.S. federal income tax purposes, (d) not own the general partner of a publicly traded partnership that earns the majority of its cash flow from midstream energy businesses, (e) earn the majority of its cash flow from the retail distribution of electricity and gas and (f) separately report earnings from midstream energy businesses on its financial statements.

Canadian energy infrastructure company

A Canadian energy infrastructure company must (a) be headquartered in Canada, (b) trade on the Toronto Stock Exchange, (c) be taxable as a C Corporation for U.S. federal income tax purposes, (d) not own the general partner of a publicly traded partnership that earns the majority of its cash flow from midstream energy businesses and (e) earn the majority of its cash flow from midstream energy businesses.

Midstream MLP

A midstream MLP must (a) not be an affiliate of a US MLP affiliate or Canadian MLP affiliate and (b) must be a constituent of the Alerian MLP Infrastructure Index, a separate index of MLPs compiled by the Index Provider. In order to be a constituent of the Alerian MLP Infrastructure Index, a midstream MLP must:

•	Earn the majority of its pro forma cash flow from the transportation, storage, and processing of energy commodities

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•	Be a publicly traded partnership or limited liability company (“LLC”)
•	Trade on the NYSE or NASDAQ
•	Represent the primary limited partner interests of a partnership or LLC that is an operating company
•	Paid at least its pro-rata MQD for the trailing two quarters
•	Have a median daily trading volume for each of the trailing six full months of at least 25,000 units
•	Maintained or grown its distribution quarter-over-quarter for at least one of the trailing two quarters
•	Have a distribution policy intended to consistently maintain or increase distributions over time
•	Have a market capitalization of at least $500 million
•	Have an adjusted market capitalization of at least $250 million

Index Components are selected quarterly in connection with the reconstitution of the Alerian Energy Infrastructure Index. Their respective weights are rebalanced quarterly and equally weighed within each of the five categories set forth above. The Alerian Energy Infrastructure Index rebalancing occurs quarterly on the third Friday of the last month of each calendar quarter. Index shares of the Index Components remain constant between quarters, except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Index shares of the Alerian Energy Infrastructure Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Their respective weights are rebalanced quarterly in connection with the rebalancing of the Alerian Energy Infrastructure Index.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s Summary Information Section along with additional risk information.

Industry Specific Risk

Companies engaged in the energy infrastructure sector also are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business include the following:

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

Companies engaged in the energy infrastructure sector employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies engaged in the energy infrastructure sector may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy infrastructure industry could reduce the growth rate of cash flows received by the Fund from companies engaged in the energy infrastructure sector that grow through acquisitions.

The volatility of energy commodity prices can indirectly affect certain entities engaged in the energy infrastructure sector due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Most energy infrastructure entities are not subject to direct commodity price exposure because they do not own the underlying energy commodity. Nonetheless, the price of an energy infrastructure security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices.

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In addition, a significant decrease in the production of natural gas, oil or other energy commodity due to a decline in production from existing facilities, import supply disruption or otherwise would reduce revenue and operating income of certain MLPs in the energy infrastructure sector and, therefore, the ability of MLPs to make distributions would be reduced.

The profitability of companies engaged in the energy infrastructure sector could be adversely affected by changes in the regulatory environment. Most assets of such companies are heavily regulated by federal and state governments in diverse matters, such as the way in which such company assets are constructed, maintained and operated and the prices such companies may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of a process may be declared hazardous by a regulatory agency and unexpectedly increase production costs for a company engaged in the energy infrastructure sector. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure such a company may face.

Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which each Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

A rising interest rate environment could adversely impact the performance of companies engaged in the energy infrastructure sector. Rising interest rates could limit the capital appreciation of equity units of such companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for companies operating in this industry. A higher cost of capital could limit growth from acquisition or expansion projects, limit the ability of such entities to make or grow distributions or meet debt obligations, and adversely affect the prices of their securities.

Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of companies in the North American energy infrastructure sector. Companies in the North American energy infrastructure sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

MLP Risk

Investments in securities of MLPs involve risks that differ from an investment in common stock.

Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner.

MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

Cash Flow Risk

The AMLP Fund derives substantially all of its cash flow from investments in equity securities of MLPs, and the ENFR Fund derives a significant amount of its cash flow from investments in equity securities of MLPs and MLP affiliates. The amount of cash that each Fund will have available to pay or distribute to you depends largely on the ability of the MLPs and MLP affiliates that the relevant Fund owns to make distributions to their partners and shareholders, respectively. Neither Fund nor the Adviser has control over the actions of underlying MLPs or MLP affiliates. The amount of cash that each individual MLP can distribute to its partners (and any MLP affiliate managing

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such MLP) will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. In addition, certain MLPs are dependent on their parents or sponsors for revenues, and a failure by the MLP’s parent or sponsor may impact the MLP’s ability to make distributions. An MLP affiliate is dependent on distributions from the MLPs it manages for cash to make distributions to the MLP affiliates’ shareholders. Each Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the relevant Fund may not have the ability to make cash distributions as investors expect from investments focused on MLPs or MLP affiliates.

MLP Tax Risks

MLPs are treated as partnerships for U.S. federal income tax purposes and do not pay U.S. federal income tax at the entity level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses.

As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes would reduce the amount of cash available to distribute to you.

The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in a Fund. Moreover, a portion of a distribution from an MLP to a Fund, and thus from a Fund to you, may be treated as a return of capital (i.e., a return of the shareholder’s investment in the Fund). A return of capital reduces a shareholder’s cost basis in Fund Shares, which may result in a shareholder recognizing increased capital gains upon future sales of Fund Shares.

Non-Diversification Risk

Each Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the AMLP Fund will not elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a result, there are no regulatory requirements under the 1940 Act (or with respect to the AMLP Fund, the Code) that limit the proportion of either Fund’s assets that may be invested in securities of a single issuer. Accordingly, each Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. Each Fund will select its investments from the small pool of energy infrastructure MLPs (and, with respect to the ENFR Fund, MLP affiliates and other energy infrastructure companies) that qualify for inclusion in its respective Underlying Index. An investment in each Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s Shares.

SECONDARY INVESTMENT STRATEGIES

Each Fund will normally invest at least 90% of its total assets in component securities that comprise its respective Underlying Index. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its Underlying Index, and in managing cash flows. Neither Fund will invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of each Fund.

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Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Although neither Fund currently intends to engage in securities lending, it may do so in the future.

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in each Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to a Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from a Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

These risks are described further in the Statement of Additional Information.

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INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (each an “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2013, the Adviser provided supervisory and management services on approximately $12.14 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to each Advisory Agreement, the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to each Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
Alerian MLP ETF	0.85%
Alerian Energy Infrastructure ETF	0.65%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of each Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for each Fund.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s Advisory Agreement is available in the Funds’ annual report to shareholders for the period ending November 30, 2013.

Portfolio Management

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight, is the Portfolio Manager of the Funds and is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Akins has been Portfolio Manager for the Alerian MLP ETF since July 2011 and for the Alerian Energy Infrastructure ETF since its inception. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, is an Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities of each Fund.

PURCHASE AND REDEMPTION OF SHARES

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes (except for tax purposes).

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Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of each Fund’s Shares on the NYSE Arca may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of either Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. Neither Fund is involved in, or responsible for, the calculation or dissemination of the approximate value and neither Fund makes any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the New York Stock Exchange (“NYSE”) is open for trading. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses and accrued deferred tax liabilities), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE Arca on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with a Fund must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds’ custodian through the facilities of the NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”), with respect to the AMLP Fund only, or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process (for the AMLP Fund only) or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the ENFR Fund’s portfolio securities (“Fund Securities”) and, with respect to the AMLP Fund, the amount of cash, that will be applicable that day to redemption requests in proper form. Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. The AMLP Fund typically effects redemptions for cash. With respect to the ENFR Fund, unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next

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determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The AMLP Fund typically effects redemptions for cash. With respect to the ENFR Fund, a shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, Fund Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Funds’ shareholders or (b) any attempts to market time a Fund by its shareholders would result in negative impact to a Fund or its shareholders.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Funds.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Deloitte & Touche LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

INDEX PROVIDER

Alerian is the index provider for each Fund. Alerian is an independent company that provides objective market information and is a leader of MLP and energy infrastructure market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders. Its benchmarks are widely used by industry executives, investment professionals, research analysts and national media. The company started its business of developing and maintaining financial indexes, including each Underlying Index, on June 1, 2006. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of each Underlying Index for the operation of relevant Fund. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources.

DISCLAIMERS

Alerian is the designer of the construction and methodology for the Underlying Index. “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or

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trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is sponsored, endorsed or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of either Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in either Fund particularly and does not guarantee the quality, accuracy or completeness of either Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. Each Underlying Index is determined and composed without regard to the Adviser or the relevant Fund. Alerian has no obligation to take the needs of the Adviser, either Fund or the shareholders of the relevant Fund into consideration in connection with the foregoing. Alerian is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian has no obligation or liability in connection with the administration or trading of either Fund.

Alerian does not guarantee the accuracy and/or completeness of either Underlying Index or any data included therein, and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Adviser, either Fund, Fund shareholders or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Alerian have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

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S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net Investment Income and Capital Gains

As an AMLP Fund shareholder, you are entitled to your share of the AMLP Fund’s distributions of net investment income and net realized capital gains on its investments. The AMLP Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

It is the policy of the Trust each fiscal year to distribute substantially all of the AMLP Fund’s net investment income (i.e., generally, the income that it earns from cash distributions and interest on its investments, and any capital gains, net of the AMLP Fund’s expenses). A portion of the AMLP Fund’s distributions are also expected to be treated as a return of capital for tax purposes. The AMLP Fund expects to make distributions on a quarterly basis.

Some portion of a distribution by the AMLP Fund may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of the AMLP Fund only if the broker through which you purchased Shares makes such option available.

Dividends and Capital Gains

ENFR Fund shareholders are entitled to their share of the ENFR Fund’s income and net realized gains on its investments. The ENFR Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

These amounts, net of expenses, are passed along to ENFR Fund shareholders as “income dividend distributions.” The ENFR Fund realizes capital gains or losses whenever it sells securities. Net long term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of Code. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the ENFR Fund). ENFR Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

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FEDERAL INCOME TAXATION OF THE ALERIAN MLP ETF

The discussion below is applicable to the Alerian MLP ETF only.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	A Fund makes distributions,
•	You sell your Shares listed on NYSE Arca, and
•	You purchase or redeem Creation Units.

Please note that you are still subject to taxes on withdrawals that you make from an IRA plan.

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Funds. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Funds, to Fund shareholders that are, or that are holding Shares through, a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The following discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date of this Prospectus and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding any matter discussed in this Prospectus. Counsel to the Funds has not rendered any legal opinion regarding any tax consequences relating to the Funds or your investment in the Funds. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax information set out below.

Tax matters are complicated, and the tax consequences of an investment in and holding of the Funds’ Shares will depend on the particular facts of each investor’s situation. You are advised to consult your own tax advisors with respect to the application to your own circumstances of the general federal income tax rules described below and with respect to other federal, state, local, or foreign tax consequences to you before making an investment in the Funds’ Shares.

Federal Income Taxation of the Fund

The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in

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computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the Fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to a large extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Investment Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes.

Federal Income Taxation of Holders of the Fund’s Shares — U.S. Shareholders

Receipt of Distributions

Distributions made to you by the Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of MLPs in which the Fund intend to invest, the Adviser anticipates that the distributed cash from the MLPs generally will exceed the Fund’s Share of the MLPs’ taxable income. Consequently, the Adviser anticipates that only a portion of the Fund’s distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the Fund’s current and accumulated earnings and profits, your tax basis in the Fund’s Shares with respect to which the distribution is made will be reduced, which will increase the amount of any taxable gain (or decrease the amount of any tax loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain.

Distributions treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but may be treated as “qualified dividend income.” Under current federal income tax law, qualified dividend income received by individuals and other non corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of either 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

Dividends paid by the Fund are expected to be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. However, corporate shareholders should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) the corporate shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the

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corporate shareholder’s investment in shares of a particular Fund is financed with indebtedness. Corporate shareholders should consult their own tax advisors regarding the application of these limitations to their particular situations.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Redemptions and Sales of Shares

A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

Upon a redemption treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. An exchange of shares of the Fund for shares of another fund will be treated as a taxable sale of such Fund’s Shares with an amount realized equal to the fair market value of the shares received in the exchange. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate common shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of either 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts. The deductibility of capital losses is subject to limitations under the Code.

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. Because the Fund is a corporation for federal income tax purposes, an owner of any of the Fund’s Shares will not report on its federal income tax return any items of income, gain, loss, and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or the redemption of such Fund’s Shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Similarly, the income and gain realized from an investment in the Fund’s Shares by an investor that is a regulated investment company will constitute qualifying income for the regulated investment company. Furthermore, the Fund’s Shares will generally constitute “qualifying assets” to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the Fund’s Shares owned by the regulated investment company does not constitute more than 5% of the value of the total assets held by the regulated investment company or more than 10% of the Fund’s outstanding voting securities.

Federal Income Taxation of Holders of the Fund’s Shares — Non-U.S. Shareholders

For purposes of this summary, the term “Non-U.S. Shareholder” means a beneficial owner of the Fund’s Shares that is not a U.S. Shareholder.

Receipt of Distributions

Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from such Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

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“FATCA” and Estate Tax

Non-U.S. Shareholders of a Fund may be subject to U.S. estate tax with respect to their shares of the Fund.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in such Fund’s Shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder’s tax basis in such Fund’s Shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in “Redemptions and Sales of Shares” below.

Redemptions and Sales of Shares

A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s Shares, except in the following cases:

- the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. or, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.,

- the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or

- the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Backup Withholding

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the applicable Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, or other applicable form. Furthermore, the IRS may notify the applicable Fund to institute backup withholding if the IRS determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is 28%.

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Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year, and treated as short-term capital gain or loss if the Shares have been held for one year or less.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

FEDERAL INCOME TAXATION FOR THE ALERIAN ENERGY INFRASTRUCTURE ETF

The discussion below relates to the Alerian Energy Infrastructure ETF only.

General Taxation

The ENFR Fund intends to qualify as a regulated investment company under Subchapter M of the Code. This is in contrast to the AMLP Fund, which as described above, will be classified as a “C corporation” for U.S. federal income tax purposes. The discussion below assumes that the ENFR Fund will qualify as a regulated investment company under Subchapter M of the Code.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

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The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 28%.

Non-U.S. Shareholders

Non-U.S. shareholders of the Fund may be subject to U.S. estate tax with respect to their shares of the Fund.

Effective July 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences described above.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

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Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

The Funds’ portfolio holdings are disclosed each day on their website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at www.alpsfunds.com.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand financial performance for the fiscal years ended November 30, 2013, November 30, 2012 and the periods January 1, 2011 through November 30, 2011 and August 25, 2010 (inception) through December 31, 2010 for the Alerian MLP ETF, and for the period November 1, 2013 (commencement) through November 30, 2013 for the Alerian Energy Infrastructure ETF. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling the Fund at 877.398.8461. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

Alerian MLP ETF                                                                                           For a share outstanding throughout the period presented

	For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(a)	For the Period August 25, 2010 (Inception) to December 31, 2010
Net Asset Value, Beginning of Period	$16.32	$15.97	$16.05	$15.00

Income/(Loss) from Operations:
Net investment loss(b)	(0.09)	(0.09)	(0.08)	(0.03)

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Net realized and unrealized gain on investments	2.53	1.44		1.00		1.33
Total from investment operations	2.44	1.35		0.92		1.30

Distributions:
From net realized gains	–	(0.00	)(b)(c)	(0.14	)(b)	–
From tax return of capital	(1.07)	(1.00)		(0.86)		(0.25)
Total distributions	(1.07)	(1.00)		(1.00)		(0.25)
Net Increase/(Decrease) in Net Asset Value	1.37	0.35		(0.08)		1.05
Net Asset Value, End of Year	$17.69	$16.32		$15.97		$16.05

Total Return(d)	15.16%	8.62%		5.93%		8.66%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$7,384,685	$4,466,815		$1,713,387		$611,467

Ratios To Average Net Assets:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%		0.85	%(f)	0.85	%(f)
Expenses (including net current and deferred tax expenses/benefits)(e)	8.56%	4.85%		4.86	%(f)	13.56	%(f)
Expenses (including current and deferred tax expenses/benefits)(g)	0.55%	0.54%		0.53	%(f)	0.52	%(f)
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.85)%	(0.85%)		(0.85	%)(f)	(0.85	%)(f)
Net investment loss (including deferred tax expenses/benefits)	(0.55)%	(0.54%)		(0.53	%)(f)	(0.52	%)(f)
Portfolio Turnover Rate(h)	12%	12%		10%		12%
(a)	Effective March 7, 2011, the Board approved changing the fiscal year-end of the Fund from December 31 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	Less than ($0.005) per share.
(d)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(e)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(f)	Annualized.
(g)	Includes amount of current and deferred tax benefit associated with net investment loss.
(h)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

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Alerian Energy Infrastructure ETF                                                              For a share outstanding throughout the period presented

For the Period November 1, 2013 (commencement of operations) to November 30, 2013
Net Asset Value, Beginning of Period	$ 25.00

Income/(Loss) from Investment Operations:
Net investment income(a)	0.06
Net realized and unrealized loss	(0.20)
Total from investment operations	(0.14)

Net (Decrease) in Net Asset Value	(0.14)
Net Asset Value, End of period	$ 24.86

Total Return(b)	(0.56)%

Ratios/Supplemental Data:
Net assets, end of period (000s)	$3,729
Ratio To Average Net Assets:
Expenses	0.65%(c)
Net investment income	3.21%(c)
Portfolio Turnover Rate(d)	0%
(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period, and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

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FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

•	Call your financial professional
•	www.alerianetfs.com
•	www.alerianmlp.com
•	www.alerianenfr.com
•	www.alpsfunds.com

Dealers

•	www.alerianetfs.com
•	www.alerianmlp.com
•	www.alerianenfr.com
•	www.alpsfunds.com

Investment Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

Custodian

The Bank of New York Mellon

101 Barclay Street

New York, New York 10286

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Transfer Agent

The Bank of New York Mellon

101 Barclay Street

New York, New York 10286

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Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

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A Statement of Additional Information dated March 31, 2014, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Funds in their annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 877.398.8461. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549-1520.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

March 31, 2014

Investment Company Act File No. 811-22175.

ALPS ETF TRUST

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

PROSPECTUS

March 31, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

RiverFront Strategic Income Fund (the “Fund”)

Investment Objective

The Fund seeks total return, with an emphasis on income as the source of that total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares (“Shares”) of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees[1]	0.46%
Other expenses	0.00%
Total annual Fund operating expenses	0.46%
Fee waiver[2]	(0.24%)

Total annual Fund operating expenses after fee waiver	0.22%

[1]	The Fund’s management fees consist of a fee of 0.22% paid to the Fund’s investment adviser and a fee of 0.24% paid to the Fund’s sub-adviser.
[2]

The Fund’s sub-adviser has agreed to waive all of its 0.24 % annual sub-advisory fee payable by the Fund until at least March 31, 2015. This waiver may only be terminated by the Fund’s Board of Trustees (and not by the Fund’s sub-adviser) prior to such date.

Example

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (the cost for the one-year figure in the Example reflects the sub-advisory fee waiver that is in effect until March 31, 2015, as set forth in the footnotes to the fee table; the cost for the three-year figure in the Example does not reflect the fee waivers after such date). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$23	$123

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction

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costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. For the fiscal period October 8, 2013 (commencement) through November 30, 2013, the Fund’s portfolio turnover rate was 0% of the average value of the Fund.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors. The Fund will allocate its investments based upon the analysis of RiverFront Investment Group, LLC (“RiverFront”, or the “Sub-Adviser”) of the pertinent economic and market conditions, as well as yield, maturity and currency considerations.

The Fund may purchase fixed income securities issued by U.S. or foreign corporations or financial institutions, including debt securities of all types and maturities, convertible securities and preferred stocks. The Fund also may purchase securities issued or guaranteed by the U.S. Government or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities (“government entities”) or issued or guaranteed by international organizations designated or supported by multiple government entities to promote economic reconstruction or development (“supranational entities”). The Fund may invest in mortgage-backed securities (“MBS”) issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“Ginnie Mae”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The MBS in which the Fund may invest may also include collateralized mortgage obligations (“CMOs”). The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis. The Fund may also invest in other exchange-traded funds (“ETFs”) and/or closed-end funds which invest in fixed income securities.

The Fund has not established any credit rating criteria for the fixed income securities in which it may invest, and it may invest entirely in high yield securities (“junk bonds”). Junk bonds are debt securities that are rated below investment grade by nationally recognized statistical rating organizations (“NRSROs”), or are unrated securities that the Sub-Adviser believes are of comparable quality. The Sub-Adviser considers the credit ratings assigned by NRSROs as one of several factors in its independent credit analysis of issuers.

The Fund may invest without limitation in U.S. dollar-denominated securities of foreign issuers and securities denominated in foreign currencies, and in securities of issuers located in emerging markets. In certain circumstances, the Sub-Adviser may attempt to offset a portion or all of the foreign currency exposure in these securities by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”).

The average maturity or duration of the Fund’s portfolio of fixed income securities will vary based on the Sub-Adviser’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser intends to manage the Fund’s portfolio so that it has an average duration of between two and ten years, under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes. The longer the duration, the more sensitive the Fund’s portfolio will be to a change in interest rates. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration.

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Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following specific risk factors have been identified for the Fund. See also the sections “Additional Information about the Fund’s Principal Investment Risks” and “Additional Risk Considerations” for additional information about the Fund’s risk factors.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Credit/Default Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. Credit rating downgrades and defaults (failure to make interest or principal payment) may potentially reduce the Fund’s income and Share price.

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Changes in interest rates may also affect the Fund’s share price; a sharp rise in interest rates could cause the Fund’s share price to fall. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Fund’s, based on the portfolio’s average duration. Accordingly, securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Junk Bond Risk. The Fund may invest in junk bonds that are considered speculative. Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Call Risk/Prepayment Risk. During periods of falling interest rates, an issuer of a callable bond may exercise its right to pay principal on an obligation earlier than expected. This may result in the Fund reinvesting proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Income Risk. Income risk is the risk that falling interest rates will cause the Fund’s income to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Mortgage-Backed Securities Risks. In addition to other risks commonly associated with investing in debt securities, MBS are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. Mortgage-backed securities are priced with an expectation of some anticipated level of prepayment of

3

principal. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. MBS are also subject to the risk of default on the underlying mortgages, particularly during periods of economic downturn. Reduced investor demand for mortgage loans and mortgage-related securities may adversely affect the liquidity and market value of MBS.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States.

Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries, i.e., countries that major international financial institutions generally consider to be less economically mature than developed nations. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Emerging markets countries may have relatively unstable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have economies based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Consumer Staples Sector Risk. Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

Financial Services Sector Risk. As of the date of this Prospectus, the Fund invests a significant portion of its assets in securities of issuers in the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets starting in late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector in late 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses.

Foreign Currency Risk. The Fund’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar, affecting the U.S. dollar value of the Fund’s assets. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by

4

entering into foreign currency forward contracts, but its attempts may not be successful. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes.

Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the Securities and Exchange Commission (the “SEC”), the Fund may acquire shares in other investment companies, including ETFs. The market value of the shares of other investment companies may be less than their net asset values (“NAVs”). As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, while continuing to pay its own advisory and administration fees and other expenses, causing Fund shareholders to absorb duplicate levels of fees with respect to investments in other investment companies.

Convertible Securities Risk. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser’s decisions relating to the Fund’s duration will also affect the Fund’s yield, and in unusual circumstances will affect its share price. To the extent that the Sub-Adviser anticipates interest rates imprecisely, the Fund’s yield at times could lag those of other similarly managed funds.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Sub-Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per Share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

5

Risk of Cash Transactions. In certain instances, unlike most ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund (“ALPS Advisors” or the “Adviser”). RiverFront is the Sub-Adviser to the Fund.

Portfolio Managers

Michael Jones, Chairman and Chief Executive Officer, CFA, Tim Anderson, Chief Fixed Income Officer, CFA, Kevin Nicholson, Director of Portfolio Risk Strategy, of RiverFront, are the co-portfolio managers of the Fund. Each has served as a portfolio manager of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by the Fund’s distributor.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund listed for trading on NYSE Arca under the trading symbol RIGS, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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INTRODUCTION—ALPS ETF TRUST

The ALPS ETF Trust (the “Trust”) is an investment company currently consisting of twenty-one separate exchange-traded funds. This Prospectus relates to the RiverFront Strategic Income Fund. ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the Adviser to the Fund. RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Adviser”) is the Sub-Adviser to the Fund.

The Fund’s Shares are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund’s Shares trade at market prices that may differ to some degree from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for portfolio securities, and the Fund reserves the right to effect redemptions wholly or partially in cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

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RIVERFRONT STRATEGIC INCOME FUND

Investment Objective

The Fund seeks total return, with an emphasis on income as the source of that total return. The Board of Trustees of the Trust may change the Fund’s investment objective and strategies and other policies without shareholder approval, except as otherwise indicated.

The Fund’s investment objective is not fundamental and may be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT RISKS

Interest Rate Risk. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Changes in interest rates may also affect the Fund’s share price; a sharp rise in interest rates could cause the Fund’s share price to fall.

The average duration of the Fund’s portfolio of fixed income securities will vary based on the Sub-Adviser’s assessment of economic and market conditions, as well as current and anticipated changes in interest rates; however, the Sub-Adviser intends to manage the Fund’s portfolio so that it has an average duration of between two and ten years, under normal circumstances. Duration measures the price sensitivity of a security to interest rate changes and is typically expressed as a period of time. Duration differs from maturity, which is the time until a fixed income security’s issuer is obligated to pay the principal due on such security: however, a fixed income security’s duration increases as its maturity increases and decreases as its maturity decreases, meaning longer-maturity securities have higher durations than those with shorter maturity. The longer the duration of the securities held in the Fund’s portfolio, the more sensitive the Fund’s portfolio will be to a change in interest rates. As the value of a security changes over time, so will its duration, which in turn will affect the Fund’s duration. A 1% change in interest rates is typically estimated to change the price of a fixed income security by 1% for each year of the security’s duration. For example, if a fixed income security has a duration of three years, a 1% rise in interest rates would typically be expected to reduce the price of the security by approximately 3%. Similar estimates would typically apply to a portfolio of fixed income securities, such as the Fund’s, based on the portfolio’s average duration. Accordingly, securities with longer durations tend to be more sensitive to interest rate changes, making them more volatile than securities with shorter durations. Duration is an estimate of a security’s sensitivity to changes in prevailing interest rates that is based on certain factors that may prove to be incorrect. It is therefore not an exact measurement and may not be able to reliably predict a particular security’s price sensitivity to changes in interest rates.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund may invest up to 15% of its assets in securities that are offered pursuant to Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (“Securities Act”). Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Sub-Adviser will evaluate the liquidity of Rule 144A securities prior to investing in such securities and monitor their liquidity thereafter. However, such securities may become illiquid under adverse market or economic conditions and/or due to specific adverse changes in the condition of a particular issuer. If the Fund invests in illiquid securities or securities that become illiquid, Fund returns may be reduced because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Mortgage- and Asset-Backed Securities Risks. MBS (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from

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traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to “prepayment risk” and “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities.

Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Prepayment reduces the yield to maturity and the average life of the MBS or asset-backed securities. The maturity of certain securities, such as MBS and ABS, is calculated using the security’s weighted-average life. Estimated prepayment rates for these securities are used in this calculation. If actual prepayment rates differ from the estimates used in calculating the weighted-average life, the Fund’s yield and/or share price could be negatively affected.

Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Rising interest rates tend to extend the duration of MBS and asset-backed securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, MBS and asset-backed securities may exhibit additional volatility and may lose value.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. In addition, because prepayment rates of individual mortgage pools vary widely, the maturity of a particular pool cannot be predicted precisely. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with MBS, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

MBS may be either pass-through securities or CMOs. Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. The Fund will not invest in CMO tranches which represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after other floating-rate tranches are paid (an inverse floater). If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States.

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Emerging Markets Risk. The Fund may invest in securities and instruments that are economically tied to emerging market countries. The Sub-Adviser generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. To the extent a substantial portion of the Fund’s investments consist of securities of issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons, epidemics, or other such events, could have significant impact on the performance and/or risk of the Fund.

Foreign Currency Risk. The Fund’s investments may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. The Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk. The Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into forward contracts with banks, brokers or dealers. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Foreign Currency Transaction Risk. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If the Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may lower the Fund’s return. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

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Consumer Staples Sector Risk. Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

Financial Services Sector Risk. As of the date of this Prospectus, the Fund invests a significant portion of its assets in securities of issuers in the financial services sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets starting in late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector in late 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses.

Risk of Investment in Other Investment Companies. Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Fund may acquire shares in other ETFs and/or closed-end funds which invest in fixed income securities. The market value of the shares of other investment companies may differ from their NAVs. In addition, the shares of closed-end investment companies frequently trade at a discount to their NAV. As an investor in investment companies, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The securities of certain other closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

Risk of Cash Transactions. In certain instances, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid

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being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s Shares than for more conventional ETFs.

SECONDARY INVESTMENT STRATEGIES

In addition to the instruments described above under “Summary Section—Principal Investment Strategies”, the Fund may also invest in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index), and in swaps, options and futures contracts. The Fund may also invest, to a limited extent, in municipal securities. The Fund may invest up to 5% of its assets in MBS (which may include commercial mortgage-backed securities (“CMBS”)) or other asset-backed securities issued or guaranteed by private entities. The Fund may also invest in money market instruments or other short-term fixed income instruments as part of a temporary defensive strategy to protect against temporary market declines.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The investment objective, strategies and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

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Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations.

Risks of Private MBS and Asset-Backed Securities. The residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments issued or guaranteed by private entities. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased since 2007 and may continue to increase, and a decline in or flattening of housing values (as has been experienced since 2007 and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. This means that it may be harder to buy and sell MBS, especially on short notice, and MBS may be more difficult for the Fund to value accurately than other fixed income instruments.

Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain MBS in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

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Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

These risks are described further in the Statement of Additional Information.

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INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2013, the Adviser provided supervisory and management services on approximately $12.14 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides equal to 0.22% of the Fund’s average daily net assets.

Sub-Adviser

RiverFront acts as the Fund’s Sub-Adviser pursuant to a sub-advisory agreement with the Trust (the “Sub-Advisory Agreement”). RiverFront, established in April 2008 by the former Chief Investment Officer, Chief Investment Strategist and Chief Equity Strategist at Wachovia Securities, is located at 1214 East Cary Street, Richmond, VA 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation (“Baird”) as a result of Baird’s minority equity interest and representation on RiverFront’s board of directors. RiverFront provides discretionary and non-discretionary asset management services to high net worth individuals and institutions using stocks, bonds and ETFs. As of December 31, 2013 RiverFront had approximately $4.27 billion in assets under management.

Pursuant to the Sub-Advisory Agreement with the Trust on behalf of the Fund, RiverFront furnishes an investment program for the Fund and manages the investment operations and composition of the Fund. The Fund pays the Sub-Adviser a sub-advisory fee for the services it provides, payable on a monthly basis at the annual rate of 0.24% of the Fund’s average daily net assets. However, the Sub-Adviser has agreed to waive all of its sub-advisory fee until at least March 31, 2015.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended November 30, 2013.

Portfolio Management

The Sub-Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. The individuals listed below are members of the investment management team at RiverFront that manages the Fund’s investments. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below.

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Michael Jones, CFA

Mr. Jones co-manages the Fund and in that capacity is primarily responsible for making strategic asset allocation decisions for the Fund. Mr. Jones has served as portfolio manager of the Fund since its inception. He has been Chairman and Chief Investment Officer of RiverFront since co-founding the firm in April 2008. Previously, Mr. Jones was Chief Investment Officer for Wachovia Securities since 2002. He has more than 25 years of investment experience. Mr. Jones received his BA from the College of William and Mary and his MBA from the Wharton School at the University of Pennsylvania.

Tim Anderson, CFA

Mr. Anderson co-manages the Fund and in that capacity is primarily responsible for determining the specific fixed income securities and alternative investments (and related ETFs) to buy and sell for the Fund. Mr. Anderson has served as portfolio manager of the Fund since its inception. Mr. Anderson has been Chief Fixed Income Officer of RiverFront since June 2008. Previously, he was Chief Fixed Income Strategist for Wachovia Securities since 2004. Prior to 2004, he was the senior high yield trader for Calamos Investments and high yield portfolio manager for Harris Investment Management. He has more than 22 years of investment experience. Mr. Anderson received his BS from DePaul University and his MBA from the University of Chicago.

Kevin Nicholson

Mr. Nicholson is the firm’s Portfolio Risk Manager and in this role he works closely with all the portfolio managers to implement the RiverFront risk management disciplines. Mr. Nicholson has served as portfolio manager of the Fund since its inception. Mr. Nicholson is the Director of Portfolio Risk Strategy for RiverFront. Previously, he served as a Senior Fixed Income Portfolio Manager at Wells Fargo Advisors, LLC and its predecessor firms where he managed both taxable and tax-exempt portfolios. Mr. Nicholson earned a BA in Business and Economics from Randolph-Macon College and his MBA from Virginia Commonwealth University.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

PURCHASE AND REDEMPTION OF SHARES

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

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HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of the Fund’s Shares on the NYSE Arca may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The net asset value per Share for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed income assets may be valued as of the announced closing time for trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of Shares outstanding.

The Fund’s debt securities are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. The Fund’s debt securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price. For example, the prices of securities with characteristics similar to those held by the Fund may be used to assist with the pricing process. In addition, the pricing service may use proprietary pricing models. Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations (or other market valuations such as those obtained from a pricing service) are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations (or other market valuations such as those obtained from a pricing service) are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or

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a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its Shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of securities (the “Deposit Securities”) (and/or an amount in cash in lieu of some or all of the Deposit Securities) and generally make a cash payment referred to as the “Cash Component.” For those Authorized Participants that are not eligible for trading a Deposit Security, and in such other circumstances as the Sub-Adviser believes are in the best interests of the Fund, custom orders are available. The list of the names and the amounts of the Deposit Securities is made available by the Fund’s custodian through the facilities of the NSCC immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the Authorized Participant may not be eligible to trade or the Sub-Adviser believes are in the best interests of the Fund not to accept in kind.

Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”). All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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A fixed creation transaction fee of $1,000 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the amounts of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions or partial cash redemptions are available or specified for the Fund as set forth below, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $1,000 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund

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may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions wholly or partially in cash. A shareholder may request a cash redemption or partial cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders monthly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. To the extent the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

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Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,

•	You sell your Shares listed on the NYSE Arca, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid monthly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Most of the income of the Fund is not expected to qualify for the lower tax rates.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends and interest from non-U.S. investments received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to

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pass through these taxes to you. If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

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OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on its exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund will be available at www.alpsfunds.com.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period October 8, 2013 (commencement) through November 30, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

For a share outstanding throughout the period presented

For the Period October 8, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$24.42

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11
Net realized and unrealized gain	0.40
Total from investment operations	0.51

DISTRIBUTIONS:
From net investment income	(0.03)
Total distributions	(0.03)

NET INCREASE IN NET ASSET VALUE	0.48
NET ASSET VALUE, END OF PERIOD	$24.90
TOTAL RETURN(b)	2.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$97,102

RATIOS TO AVERAGE NET ASSETS:
Expenses excluding waiver/reimbursement	0.46%(c)
Expenses including waiver/reimbursement	0.22%(c)
Net investment income including expenses waiver/reimbursement	3.28%(c)
PORTFOLIO TURNOVER RATE(d)	0%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover rate is not annualized.

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FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

•	Call your broker

•	www.alpsriverfront.com

•	www.alpsfunds.com

Dealers

•	www.alpsriverfront.com

•	www.alpsfunds.com

•	Distributor Telephone: 866.759.5679

Investment Adviser ALPS Advisors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Sub-Adviser RiverFront Investment Group, LLC 1214 East Cary Street Richmond, Virginia 23219

Distributor ALPS Portfolio Solutions Distributor, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 17th Street Suite 3600 Denver, Colorado 80202

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[ALPS® LOGO]

A Statement of Additional Information dated March 31, 2014, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 866.759.5679. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Washington, D.C. 20549-1520.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

March 31, 2014

Investment Company Act File No. 811-22175.

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[ALPS® LOGO]

ALPS ETF TRUST

U.S. EQUITY HIGH VOLATILITY PUT WRITE INDEX FUND – (NYSE Arca: HVPW)

PROSPECTUS

March 31, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

U.S. EQUITY HIGH VOLATILITY PUT WRITE INDEX FUND - HVPW

Investment Objective

The U.S. Equity High Volatility Put Write Index Fund (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the NYSE Arca U.S. Equity High Volatility Put Write Index (the “Underlying Index”). The Underlying Index reflects the performance of a portfolio of exchange-traded put options on highly volatile stocks.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.95%
Other expenses	0.00%
Total annual Fund operating expenses	0.95%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$97	$303	$525	$1,165

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. When the Fund writes options at the beginning of each 60 day period, those transactions are not counted as “portfolio turnover” but the costs incurred with writing those options (such as commissions or markups in the bid/offer spread) have similar effects on the Fund’s transaction costs, taxes and performance. For the fiscal period February 28, 2013 (commencement) through November 30, 2013, the Fund’s turnover rate was 0% of the average value of the Fund.

Principal Investment Strategies

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Underlying Index.

The NYSE Arca U.S. Equity High Volatility Put Write Index is an index that measures the return of a hypothetical portfolio consisting of exchange traded put options which have been sold on each of 20 stocks and a cash position calculated as described herein under “Additional Information About the Underlying Index.” The 20 stocks on which options are sold (“written”) are those 20 stocks from a selection of the largest capitalized (over $5 billion in market capitalization) stocks which also have listed options and which have the highest volatility, as determined by the NYSE Arca, Inc. (the “NYSE Arca”), the Fund’s index provider (the “Index Provider”).

Each listed put option included in the Underlying Index is an “American-style” option (i.e., an option which can be exercised at the strike price at any time prior to its expiration) with a 60-day term. The strike price (i.e., the price at which a put option can be exercised) of each put option included in the Underlying Index must be as close as possible to 85% of the closing price of the option’s underlying stock price as of the beginning of each 60-day period. The listed put options included in the Underlying Index can be exercised at any time during prior to their expiration, but the Underlying Index will reflect the value of each such option throughout the 60-day period as if the option is not exercised until its expiration. Each such option will automatically be deemed exercised on its expiration date if its underlying stock price is below its strike price. If the stock underlying the put option closes below the option’s strike price, a cash settlement payment in an amount equal to the difference between the strike price and the closing price of the stock is deemed to be made and the Underlying Index value is correspondingly reduced. If the underlying stock does not close below its strike price, then the option expires worthless and the entire amount of the premium payment is retained within the Underlying Index.

The Fund will seek to track the performance of the Underlying Index by selling listed 60-day put options in proportion to their weightings in the Underlying Index. By selling an option, the Fund will receive premiums from the buyer of the option, which will increase the Fund’s return if the option is not exercised and thus expires worthless. However, if the option’s underlying stock declines below the strike price, the option will finish in-the-money and the Fund will be required to buy the underlying stock at the strike price, effectively paying the buyer the difference between the strike price and the closing price. Therefore, by writing a put option, the Fund is exposed to the amount by which the price of the underlying stock is less than the strike price. Accordingly, the potential return to the Fund is limited to the amount of option premiums it receives, while the Fund can potentially lose up to the entire strike price of each option it sells. Further, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

As the seller of a listed put option, the Fund incurs an obligation to buy the underlying instrument from the purchaser of the option at the option’s strike price, upon exercise by the option purchaser. If a listed put option sold by the Fund is exercised prior to the end of a 60-day period, the Fund will buy the underlying stock at the time of exercise and at the strike price, and will hold the stock until the end of the 60-day period.

Each put option sold by the Fund will be covered through investments in three month Treasury bills at least equal to the Fund’s maximum liability under the option (i.e., the strike price).

Every 60 days, the options included within the Underlying Index are exercised or expire and new option positions are established, and the Fund will enter into new option positions accordingly and sell any underlying stocks it owns as a result of the Fund’s prior option positions having been exercised. This

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60-day cycle likely will cause the Fund to have frequent and substantial portfolio turnover. If the Fund receives additional inflows (and issues more Shares accordingly in large numbers known as “Creation Units,” as further defined herein) during a 60-day period, the Fund will sell additional listed put options which will be exercised or expire at the end of such 60-day period. Conversely, if the Fund redeems Shares in Creation Unit size during a 60-day period, the Fund will terminate the appropriate portion of the options it has sold accordingly.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. Investors should also note that the risk factors titled “Put Option Risk,” “Equity Risk” and “Implied Volatility Risk” concern the features of the Fund from which the Fund expects to derive its investment return.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Put Option Risk. Options are generally subject to volatile swings in price based on changes in value of the underlying instrument, and the options written by the Fund may be particularly subject to this risk because the underlying stocks are selected by the Index Provider to have high volatility. The Fund will incur a form of economic leverage through its use of options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund. While the Fund will collect premiums on the options it writes, the Fund’s risk of loss if one or more of its options is exercised and expires in-the-money may substantially outweigh the gains to the Fund from the receipt of such option premiums. The Fund will either earmark or segregate sufficient liquid assets to cover its obligations under each option on an ongoing basis. Moreover, the options sold by the Fund may have imperfect correlation to the returns of their underlying stocks.

Equity Risk. The value of the options sold by the Fund is based on the value of the stocks underlying such options. Accordingly, the Fund is exposed to equity risk, which is the risk that the value of the stocks underlying options written by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies. In such event, the value of the options sold by the Fund will likely decline. Additionally, if the value of the stocks underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly.

Implied Volatility Risk. When the Fund sells a listed put option, it gains the amount of the premium it receives, but also incurs a corresponding liability representing the value of the option it has sold (until the option is exercised and finishes in the money or expires worthless). The value of the options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised. This is the risk that the value of the implied volatility of the options sold by the Fund will increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of such stock participate, or factors relating to specific companies.

Tax Efficiency Risk. Unlike most exchange-traded funds, the Fund currently intends to effect redemptions primarily for cash, rather than primarily in-kind redemptions. As such, investments in Shares may be less tax-efficient than investments in conventional exchange-traded funds. Exchange-traded

3

funds generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because the Fund currently intends to effect redemptions primarily for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were able to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different exchange-traded fund. In addition, as a result of the Fund selling options every 60 days to track the Underlying Index, it is expected that any distributions by the Fund will be taxable as ordinary income.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, an option sold by the Fund may be exercised prior to its expiration, which will result in the Fund buying the underlying stock at that time and holding the stock until the end of the 60-day period, but the Underlying Index will not reflect the early exercise of the option at that time. The Fund may also need to sell additional options (or terminate certain options it has already sold) prior to the end of the 60-day period to reflect Fund inflows or outflows; the costs of doing so may also contribute to tracking error. In addition, the Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses.

Transaction Cost Risk. The Fund will pay transaction costs, such as commissions or mark-ups in the bid/offer spread on an option position, when it writes options at the beginning of each 60 day period. Because the Fund “turns over” its option positions every 60 days in this fashion, it will incur high levels of transaction costs. While the turnover of the option positions sold by the Fund is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Fund is similar to what could occur if the Fund experienced high portfolio turnover (e.g., in excess of 100% per year). The Fund’s high levels of transaction costs may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect the Fund’s performance.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This risk may be particularly applicable to the Fund because the Fund will only sell options on 20 underlying stocks.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in

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the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the put options included in the Underlying Index trading individually or in the aggregate at any point in time.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

INVESTMENT ADVISORY SERVICES

Investment Adviser. ALPS Advisors, Inc.

Investment Sub-Adviser. Rich Investment Solutions, LLC.

Portfolio Management. Kevin Rich, President and founder, and Jeff Klearman, Chief Investment Officer, both of Rich Investment Solutions, LLC, have managed the Fund since its inception.

PURCHASE AND REDEMPTION OF SHARES

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 100,000 Shares. The Fund generally issues and redeems Creation Units principally for cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by the Fund’s distributor.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund will be listed for trading on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income.

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INTRODUCTION—ALPS ETF TRUST

The ALPS ETF Trust (the “Trust”) is an investment company currently consisting of twenty-one separate exchange-traded “index funds.” This prospectus relates to the U.S. Equity High Volatility Put Write Index Fund.

The Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“ARCA”). The Fund’s Shares will trade at market prices that may differ to some degree from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 100,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed for cash. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

WHO SHOULD INVEST

The Fund is designed for investors who seek to obtain income through selling put options on select equity securities which the Index Provider determines to have the highest volatility. Because of the high volatility of the stocks underlying the put options sold by the Fund, it is possible that the value of such stocks will decline in sufficient magnitude to trigger the exercise of the put options and cause a loss which may outweigh the income from selling such put options. Accordingly, the Fund should be considered a speculative trading instrument and is not necessarily appropriate for investors who seek to avoid or minimize their exposure to stock market volatility. Investors should also recognize that the option positions in the Underlying Index are determined every 60 days and the Underlying Index, and thus the Fund, may thus experience substantial turnover in their option positions from one such 60-day period to the next. Accordingly, even investors who seek to obtain income from selling put options on volatile stocks generally should evaluate whether they wish to sell put options (indirectly through the Fund) on the particular stocks selected by the Underlying Index in any particular 60-day period.

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing net asset values. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally for cash in Creation Units at each day’s next calculated NAV.

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Underlying Index. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

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ADDITIONAL INFORMATION ABOUT THE UNDERLYING INDEX

Index Methodology and Construction

Each listed put option included in the Underlying Index has a 60-day term. The strike price of each put option included in the Underlying Index must be as close as possible to 85% of the closing price of the option’s underlying stock price as of the beginning of each 60-day period. The listed put options included in the Underlying Index can be exercised at any time during prior to their expiration, but the Underlying Index will reflect the value of each such option throughout the 60-day period as if the option is not exercised until its expiration. Each such option will automatically be deemed exercised on its expiration date if its underlying stock price is below its strike price. If an underlying stock closes below its respective strike price, a cash settlement payment in an amount equal to the difference between the strike price and the closing price of the stock is deemed to be made and the Underlying Index value is correspondingly reduced. If the underlying stock does not close below its strike price, then the option expires worthless and the entire amount of the premium payment is retained within the Underlying Index.

For example, suppose a stock “ABC” trades at $50 per share at the start of the 60 day period, and a listed put option with a term of 60 days was sold with a strike price of $42.50 per share for a premium of $2 per share:

Settlement at or above the strike price: If at the end of 60 days the ABC stock closed at or above the strike price of $42.50, then the option would expire worthless and the Underlying Index’s value would reflect the retention of the $2 per share premium. The Underlying Index’s value thus would be increased by $2 per share on the ABC option position.

Settlement below the strike price: If at the end of 60 days, ABC closed at $35, then the option would automatically be deemed exercised on its expiration date. The Underlying Index’s value would change as if the Underlying Index had been put (i.e., would buy) ABC at the strike price of $42.50 and sell ABC immediately at the closing price of $35. As a result, the Underlying Index’s value would be reduced by $7.50 per share. However, the Underlying Index’s value would also reflect the retention of the $2 per share premium, so the net loss to the Underlying Index’s value would be $5.50 per share on the ABC option position.

For further elaboration, set forth below is a table outlining various hypothetical scenarios concerning changes in the stock price of ABC and the effect of such changes on a listed put option included in the Underlying Index:

Stock “ABC” at Inception	Strike Price of Put Written on “ABC”	“ABC” Price at end of 60 day Period	Percentage Change in “ABC” Price for the period	Premium Received for Written Put	Gain or loss at Settlement from exercise or expiration of Put	Gain or Loss on Option Position (Premium plus or minus Settlement amount)	Gain or Loss on Option Position as a percentage of initial Stock Price
$ 50.00	$ 42.50	$75.00	50%	$ 2.00	$0.00	$2.00	4%
$50.00	$42.50	$70.00	40%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$65.00	30%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$60.00	20%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$55.00	10%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$50.00	0%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$45.00	-10%	$2.00	$0.00	$2.00	4%
$50.00	$42.50	$40.00	-20%	$2.00	-$2.50	-$0.50	-1%
$50.00	$42.50	$35.00	-30%	$2.00	-$7.50	-$5.50	-11%
$50.00	$42.50	$30.00	-40%	$2.00	-$12.50	-$10.50	-21%
$50.00	$42.50	$25.00	-50%	$2.00	-$17.50	-$15.50	-31%

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The Underlying Index’s value is equal to the value of the options positions comprising the Underlying Index plus a cash position. The cash position starts at a base of 1000. The cash position is increased by option premiums generated by the option positions comprising the Underlying Index and interest on the cash position at an annual rate equal to the three month Treasury-bill rate. The cash position is decreased by cash settlement on options which finish in the money (i.e., where the closing price of the underlying stock at the end of the 60 day period is below the strike price). The cash position is also decreased by a deemed cash distribution paid following each 60 day period, currently targeted at the rate of 1.5% of the value of the Underlying Index. However, if the option premiums generated during the period are less than 1.5%, the deemed distribution will be reduced by the amount of the shortfall.

SECONDARY INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in component securities that comprise the Underlying Index. Because the Fund will be selling listed put options comprising the Underlying Index, the Fund will invest at least 80% of its total assets in Treasury bills comprising the Underlying Index’s cash position. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts may be used by the Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange (“NYSE”) is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the ARCA may be halted due to market conditions or for reasons that, in the view of the ARCA, make trading in Shares inadvisable. In addition, trading in Shares on the ARCA is subject to trading halts caused by extraordinary market volatility pursuant to the ARCA “circuit breaker” rules. There can be no assurance that the requirements of the ARCA necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

These risks are described further in the Statement of Additional Information.

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INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser is a Colorado corporation with its principal offices located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. As of December 31, 2013, the Adviser provided supervisory and management services on approximately $12.14 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.95% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the fees of the Sub-Adviser and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Sub-Adviser

Rich Investment Solutions, LLC acts as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Adviser (the ‘‘Sub-Advisory Agreement’’). The Sub-Adviser is a newly formed registered investment adviser, and has its principal office located at 845 Third Avenue, 6th Floor, New York, NY 10022. As of December 31, 2013, the Sub-Adviser had approximately $$33,062,996 in assets under management

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser on a monthly basis a portion of the advisory fees it receives from the Fund, at an annual rate of 0.80% of average daily net assets.

Approval of Advisory Agreement and Sub-Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended May 31, 2013.

Portfolio Management

The Sub-Adviser manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities based on the Fund’s Underlying Index. The following individuals have been responsible for the day-to-day management of the Fund’s portfolio since its inception:

Kevin Rich is the President and founder of the Sub-Adviser. The Sub-Adviser was formed in July of 2009 to develop, package, launch, sponsor and manage investment strategies for exchange-traded

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funds (“ETFs”). From 2003 to 2009 Mr. Rich worked at Deutsche Bank AG based in New York. Mr. Rich developed and launched the first futures backed commodity ETF in the U.S. in February of 2006, then over the following 3 years he brought an additional 29 ETFs and ETNs (Exchange Traded Notes) backed by exchange traded commodities and currencies futures to the US market. Mr. Rich has his MBA in Finance from the NYU Stern School of Business, and his Bachelors of Science in Business Administration from Taylor University.

Jeff Klearman is the Chief Investment Officer of the Sub-Adviser. Mr. Klearman has over 20 years experience working as a trader, structurer, marketer and researcher. Most recently, Mr. Klearman headed the New York Commodities Structuring desk at Deutsche Bank AG. From 2004 to 2007, Mr. Klearman headed the marketing and structuring effort for rates based structured products at BNP Paribas in New York. Mr. Klearman worked at AIG Financial Products from 1994 to 2004 trading rates-based volatility products as well as marketing and structuring. Mr. Klearman received his MBA in Finance from NYU Stern School of Business and his Bachelors of Science in Chemical Engineering from Purdue University.

PURCHASE AND REDEMPTION OF SHARES

General

The Shares are issued or redeemed by the Fund at net asset value per Share only in Creation Unit size. See “Creations, Redemptions and Transaction Fees.”

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the ARCA. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “oddlots,” at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the ARCA at prices that may differ to varying degrees from the daily NAV of the Shares. Given that the Fund’s Shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the ARCA symbol HVPW.

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 100,000 Shares, as discussed in the “Creations, Redemptions and Transaction Fees” section below.

Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly

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maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of the Fund’s shares on the ARCA may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

The ARCA intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The net asset value per Share for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

The Fund’s listed put options, as well as equity securities held by the Fund, are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Other equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 100,000 Shares) directly with the Fund must have entered into an

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authorized participant agreement with the distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

Creation Units of the Fund generally will be sold for cash only, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a transaction fee as discussed below. For informational purposes, a “creation basket” which is intended to replicate the composition of the Fund’s portfolio will be publicly disseminated.

Orders must be placed in proper form by or through a participant of The Depository Trust Company (“DTC Participant”) that has entered into an agreement with the Trust, the distributor and the transfer agent, with respect to purchases and redemptions of Creation Units (collectively, “Authorized Participant” or “AP”). All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Redemption of Shares

Creation Units of the Fund generally will be redeemed for cash only, calculated based on the Deposit Cash, less a transaction fee as discussed below. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains from writing options and capital gains or losses whenever it sells securities. Any net long-term capital gains (which are not anticipated) are distributed to shareholders as “capital gain distributions.”

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Income dividends, if any, and any net short-term capital gains are distributed to shareholders following each 60 day period. Any other net income or gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. In addition, the Fund intends to distribute, at the end of each 60-day period out of net investment income and/or net short-term capital gains, an amount of cash equal to 1.5% of the Fund’s net assets at the end of such 60-day period. If the Fund’s net investment income and net short-term capital gains are insufficient to support a 1.5% distribution in any 60-day period, the distribution will be reduced by the amount of the shortfall. While the Fund only intends to make such distributions out of net investment income and/or short-term capital gains, it is possible that in certain circumstances, a portion of a distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such distribution that adequately discloses its source or sources to the extent the source includes something other than net investment income. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19-1under the 1940 Act carefully, and should not assume that the source of any distribution from the Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Board of Trustees has evaluated the risks of market timing activities by the Trust’s shareholders. The Board noted that the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of the Fund’s Creation Units in exchange for cash, the Board noted that it was possible that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. In addition, the Fund imposes significant fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

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Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER

NYSE Arca is the Index Provider for the Fund. NYSE Arca is not affiliated with the Trust, the Adviser, the Sub-Adviser or the Distributor. The Trust and the Sub-Adviser have entered into a license agreement with NYSE Arca to use the Underlying Index.

DISCLAIMERS

The Fund is not sponsored, managed or advised by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track performance of a market or sector. NYSE Arca’s only relationship to the Adviser or the Sub-Adviser is in relation to the licensing of certain trademarks and trade names of NYSE Arca and of one or more NYSE Arca Indexes, including the Underlying Index which is determined, composed and calculated by NYSE Arca without regard to the Adviser, the Sub-Adviser or the Fund. NYSE Arca has no obligation to take the needs of the Adviser, the Sub-Adviser, the Fund or the Fund shareholders into consideration in determining, composing or calculating the Underlying Index. NYSE Arca is not responsible for and has not participated in the timing of the issuance or sale of Fund Shares or in the determination or calculation of the valuation of the Fund’s assets. NYSE Arca has no obligation or liability in connection with the administration, marketing or portfolio management of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein and NYSE Arca shall have no liability for any errors, omissions, or interruptions therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Adviser, the Sub-Adviser, the Fund, Fund shareholders, or any other person or entity from the use of the Underlying Index or any data included therein. NYSE Arca makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

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FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,

•	You sell your Shares listed on the ARCA, and

•	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid following each 60 day period. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares. As a result of the Fund’s investment strategy, it is not expected that the Fund will have income from long-term capital gains.

The maximum individual rate applicable to long-term capital gains and qualified dividends is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The income of the Fund will not qualify for these lower tax rates. As a result, distributions by the Fund are expected to be taxable as ordinary income.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

15

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is currently 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings, including information regarding its option positions, are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

16

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year will be available at www.alpsfunds.com.

17

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal period February 28, 2013 (commencement) through November 30, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 855.325.8020. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

For a share outstanding throughout the period presented

	For the Period February 28, 2013 (Commencement of Operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME/(LOSS) FROM investment OPERATIONS:
Net investment loss(a)	(0.18)
Net realized and unrealized gain	2.50
Total from investment operations	2.32

DISTRIBUTIONS:
From net investment income	(1.52)
Total distributions	(1.52)
NET INCREASE IN NET ASSET VALUE	0.80
NET ASSET VALUE, END OF PERIOD	$25.80

TOTAL RETURN(b)	9.51%

RATIOS/supplemental data:
Net assets, end of period (000s)	$28,379

RATIOS TO AVERAGE NET ASSETS:

Expenses	0.95	%(c)

Net investment loss	(0.92	)%(c)

PORTFOLIO TURNOVER RATE(d)	0%

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(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

19

FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

•	Call your broker

•	www.alpsfunds.com

•	www.hvpwfund.com

Dealers

•	www.hvpwfund.com

•	www.alpsfunds.com

•	Distributor Telephone: 855.325.8020

Investment Adviser ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203	Sub-Adviser Rich Investment Solutions, LLC 845 Third Avenue 6th Floor New York, New York 10022

Distributor ALPS Portfolio Solutions Distributor, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Independent Registered Public Accounting Firm Deloitte & Touche 555 17th Street, Suite 3600 Denver, Colorado 80202

20

[ALPS® LOGO]

A Statement of Additional Information dated March 31, 2014, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 855.325.8020. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

March 31, 2014

Investment Company Act File No. 811-22175.

21

ALPS ETF TRUST

ALPS SECTOR DIVIDEND DOGS ETF (NYSE ARCA: SDOG)

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF (NYSE ARCA: IDOG)

PROSPECTUS

March 31, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1

SUMMARY SECTION

ALPS Sector Dividend Dogs ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Sector Dividend Dogs Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.40%
Other expenses	0.00%
Total annual Fund operating expenses	0.40%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$41	$128	$224	$505

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For fiscal year ended November 30, 2013, the Fund’s turnover rate was 8% of the average value of the Fund.

2

Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500 on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S&P 500 which offer the highest dividend yields.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S&P 500 Index, the leading benchmark index for US large capitalization stocks. The Underlying Index methodology selects the five stocks in each of the ten GICS sectors that make up the S&P 500 which offer the highest dividend yields as of the last business day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. If a GICS sector does not contain five stocks which offer dividend yields as computed in the manner described above, then only those stocks in the sector which offer such dividend yields will be included in the Underlying Index. The Underlying Index is rebalanced quarterly.

The Underlying Index was developed by S-Network Global Indexes LLC (the “Index Provider”), and its publication began on May 1, 2012. Standard & Poor’s Custom Indices serves as calculation agent. Underlying Index values are distributed to the public via the Chicago Mercantile Exchange throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time, at 15 second intervals under the symbol “SDOGX.”

The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

3

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Low priced securities in the Fund may be more

4

susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Fund Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.alpsfunds.com or by calling 866.675.2639.

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

5

Average Annual Total Returns

For periods ended December 31, 2013

	1 Year	Since Inception (June 29, 2012)
Return Before Taxes	34.21%	28.32%
Return After Taxes on Distributions	32.88%	27.08%
Return After Taxes on Distributions and Sale of Fund Shares	20.04%	21.67%

S-Network Sector Dividend Dogs Index (reflects no deduction for fees, expenses or taxes)	34.99%	28.90%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	32.39%	25.18%

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Manager

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. has been responsible for the day to day management of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

6

SUMMARY SECTION

ALPS International Sector Dividend Dogs ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network International Sector Dividend Dogs Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.50%
Other expenses[1]	0.00%
Total annual Fund operating expenses	0.50%

1 “Other expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$51	$160

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal period June 28, 2013 (commencement) through November 30, 2013, the Fund’s turnover rate was 2% of the average value of the Fund.

7

Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that replicate as closely as possible, before fees and expenses, the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Net International Developed Markets (ex - Americas) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S-Net Developed Markets which offer the highest dividend yields.

The Underlying Index generally consists of 50 stocks on each annual reconstitution date, which is the third Friday of December each year. The Underlying Index’s stocks must be constituents of the S-Net Developed Markets universe, which includes stocks whose domicile and primary exchange listings are in countries in Europe, Australia and the Far East and identified by the World Bank as High Income Countries, and excludes stocks from countries a) located in the Americas, b) that do not have stock exchanges, c) were members of the former Comecon and d) whose companies, in the opinion of the Index Provider, have idiosyncratic dividend policies. The World Bank’s methodology for identifying High Income Countries is based on the country’s gross national income (GNI) per capita. The selection criteria for the universe also includes requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors.

The Underlying Index methodology selects the five stocks in each of the ten GICS sectors that make up the S-Net Developed Markets which offer the highest dividend yields as of the last trading day of November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. If there are less than 5 eligible securities represented in any sector, then the Underlying Index will include only those securities that qualify. The Underlying Index is rebalanced quarterly.

The Underlying Index was developed by S-Network Global Indexes LLC (the “Index Provider”), and its publication began on June 10, 2013. Standard & Poor’s serves as calculation agent. Underlying Index values are distributed to the public via the Chicago Mercantile Exchange throughout the day, between the hours of 7:00 p.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “IDOGX.”

The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

8

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

9

Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities closing prices on local foreign markets, (i.e. the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Underlying Sector Risk. The Fund will be exposed to the additional risks associated with its investments in companies of each GICS sector of the Underlying Index. For more on these risks, see “Risks of Underlying Sectors” in this Prospectus.

High Dividend Yield Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index and a benchmark index selected for the Fund.

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Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Manager

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc., has been responsible for the day to day management of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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INTRODUCTION—ALPS ETF TRUST

The ALPS ETF Trust (the “Trust”) is an investment company currently consisting of twenty-one separate exchange-traded “index funds.” This prospectus relates to the ALPS Sector Dividend Dogs ETF and the ALPS International Sector Dividend Dogs ETF.

Each Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). Each Fund’s Shares will trade at market prices that may differ to some degree from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, each Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

ALPS SECTOR DIVIDEND DOGS ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Sector Dividend Dogs Index (the “Sector Dividend Dogs Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Sector Dividend Dogs Underlying Index methodology selects the five stocks in each of the ten GICS sectors that make up the S&P 500 which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

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The Sector Dividend Dogs Underlying Index, like the S&P 500, is divided into ten GICS sectors:

•	Energy
•	Materials
•	Industrials
•	Consumer Discretionary
•	Consumer Staples
•	Health Care
•	Financials
•	Information Technology
•	Telecommunications
•	Utilities

The selection criteria for the S&P 500 include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. . At the time of selection for the Sector Dividend Dogs Underlying Index, all constituents of the Sector Dividend Dogs Underlying Index must be constituents of the S&P 500.

Individual securities to be included in the Sector Dividend Dogs Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included). All stocks selected for inclusion in the Sector Dividend Dogs Underlying Index are then equally weighted. Companies deleted from the S&P 500 and the S&P 1500 that are constituents of the Sector Dividend Dogs Underlying Index are also deleted from the Sector Dividend Dogs Underlying Index the same day and the deleted stock’s weight is distributed equally among the remaining Sector Dividend Dogs Underlying Index constituents, until the next quarterly rebalancing date, when a replacement stock is added. Companies deleted from the S&P 500 that are constituents of the Underlying Index will be deleted from the Sector Dividend Dogs Underlying Index on the next quarterly rebalancing date, provided the stock remains a member of the S&P 1500.

The Sector Dividend Dogs Underlying Index was developed by S-Network Global Indexes LLC (the “Index Provider”) May 1, 2012, and its publication began on May 1, 2012. Standard & Poor’s Custom Indices serves as calculation agent. Sector Dividend Dogs Underlying Index values are distributed via the Chicago Mercantile Exchange throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time, at 15 second intervals under the symbol “SDOGX.”

ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF

Investment Objective

The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network International Sector Dividend Dogs Index (the “International Sector Dividend Dogs Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

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Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The International Sector Dividend Dogs Underlying Index methodology selects the five stocks in each of the ten GICS sectors that make up the S-Net Developed Markets which offer the highest dividend yields as of the last trading day in November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted.

The Underlying Index, like the S-Net Developed Markets, is divided into ten GICS sectors:

•	Energy
•	Materials
•	Industrials
•	Consumer Discretionary
•	Consumer Staples
•	Health Care
•	Financials
•	Information Technology
•	Telecommunications
•	Utilities

The S-Net Developed Markets universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as High Income Countries, and excludes stocks from countries a) located in the Americas, b) that do not have stock exchanges, c) were members of the former Comecon (which was an economic alliance of countries in Eastern Europe, including Bulgaria, Czechoslovakia, Hungary, Poland, Romania and the USSR, and also included Cuba, Vietnam and Mongolia) and d) whose companies, in the opinion of the Index Provider, have idiosyncratic dividend policies. The World Bank’s methodology for identifying High Income Countries is based on the country’s gross national income (GNI) per capita. The universe is screened to eliminate stocks that have less than $10 million (USD) per day in average daily trading volume and whose shares trade at a price of less than $1.00 (USD). The selection criteria for the S-Net Developed Markets also includes requirements for sector inclusion, minimum market capitalization, and other factors. At the time of selection for the Underlying Index, all constituents of the Underlying Index must be constituents of the S-Net Developed Markets.

Individual securities to be included in the International Sector Dividend Dogs Underlying Index are selected based on a ranking system within each sector that selects five stocks in each sector with the highest dividend yield as of the last trading day in November. Dividend yield is computed based on the regular cash dividends paid by the company over the previous twelve month period, divided by the share price (special dividends are not included). All stocks selected for inclusion in the Underlying Index are then equally weighted.

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Additions and deletions to the International Sector Dividend Dogs Underlying Index are made 1) at the close of trading on the annual reconstitution date, which is the third Friday of December of each year, and 2) in the event of the deletion of a constituent stock due to a corporate action. When a stock is deleted, a replacement will be added on the next quarterly rebalancing date.

Deletions to the International Sector Dividend Dogs Underlying Index are made at any time, in the event a stock is liquidated, de-listed, files for bankruptcy, is acquired, merges with another stock, or if, in the opinion of the Index Provider, the stock represents excessive risk due to pending regulatory or similar legal action. Upon deletion, the weight of the removed stock is reallocated proportionately to the remaining constituents of the International Sector Dividend Dogs Underlying Index. Additions are made only upon the effective date of the quarterly rebalancing.

The International Sector Dividend Dogs Underlying Index was developed by S-Network Global Indexes LLC (the “Index Provider”), and its publication began on June 10, 2013. Standard & Poor’s serves as calculation agent. International Sector Dividend Dogs Underlying Index values are distributed via the Chicago Mercantile Exchange throughout the day, between the hours of 7:00 p.m. and 4:30 p.m. Eastern time the following day, at 15 second intervals under the symbol “IDOGX.”

RISKS OF UNDERLYING SECTORS

Each sector of the Sector Dividend Dogs Underlying Index and the International Sector Dividend Dogs Underlying Index (collectively, the “Underlying Index”) is subject to the additional risks associated with concentrating its investments in companies in the market sector, and the Funds are subject to these risks as well. Additional underlying sector specific risks include:

Consumer Discretionary Sector Risk: Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Consumer Staples Sector Risk: Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and international economy, interest rates, competition and consumer confidence and spending.

Energy Sector Risk: Energy companies in this underlying sector develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory

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policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, would adversely impact the energy sector.

Financials Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the deterioration of the credit markets since 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include REITs). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health Care Sector Risk: Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, change in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Industrials Sector Risk: Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreement and insurance costs.

Information Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and

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competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Materials Sector Risk: The materials sector includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials. Many companies in the materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The basic industries sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Telecommunications Sector Risk: The telecommunications industry is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications industry can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid product obsolescence and research and development of new products. Technological innovations may make the products and services of telecommunications companies obsolete. Other risks include uncertainties resulting from such companies’ diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Utilities Sector Risk: Stock prices for companies in the utilities sector are affected by supply and demand, operating costs, governmental regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.

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SECONDARY INVESTMENT STRATEGIES

Each Fund will normally invest at least 90% of its total assets in in component equity securities that comprise its Underlying Index and depositary receipts based on the securities in the Underlying Index As a non-principal investment strategy, each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to the Underlying Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of each Fund.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Funds are set forth in the Statement of Additional Information under “Investment Restrictions.”

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in each Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to each Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from each Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by a Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

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These risks are described further in the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (each an “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2013, the Adviser provided supervisory and management services on approximately $12.14 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to each Advisory Agreement, the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to each Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%

From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s Advisory Agreement is available in the Funds’ annual report to shareholders for the period ending November 30, 2013.

Portfolio Management

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight, is the Portfolio Manager of the Funds and is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Akins has been Portfolio Manager of each Fund since its inception. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account

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Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, is an Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of each Fund.

PURCHASE AND REDEMPTION OF SHARES

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of each Fund’s shares on the NYSE Arca may differ from a Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to markets close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. No Fund is involved in, or responsible for, the calculation or dissemination of the approximate value and no Fund makes any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

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Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE Arca on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

With respect to ALPS International Sector Dividend Dogs ETF, trading in securities on many foreign securities exchanges and over the counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading on a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with a Fund must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, representing the stocks included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds’ custodian through the facilities of the NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

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Orders must be placed in proper form by or through either (i), with respect to ALPS Sector Dividend Dogs ETF, a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii), with respect to either Fund, a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction for ALPS Sector Dividend Dogs ETF and $1,500 per transaction for ALPS International Sector Dividend Dogs ETF (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process (with respect to ALPS Sector Dividend Dogs ETF) or for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and

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the numbers of shares of each Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction for ALPS Sector Dividend Dogs ETF and $1,500 per transaction for ALPS International Sector Dividend Dogs ETF (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for transactions effected outside the Clearing Process (with respect to ALPS Sector Dividend Dogs ETF) for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. In addition, each Fund intends to distribute at least quarterly amounts representing the full dividend yield net of expenses on the underlying investment securities as if the relevant Fund owned the underlying investment securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital (which is a return of the

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shareholder’s investment in the Fund). Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 19a-1 thereunder require a Fund to provide a written statement accompanying any such distribution that adequately discloses its source or sources to the extent the source includes something other than net investment income. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, that Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) of and Rule 19a-1 under the 1940 Act carefully, and should not assume that the source of any distribution from a Fund is net profit.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the relevant Fund’s portfolio, plus a small amount of cash, and each Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by its shareholders would result in negative impact to a Fund or its shareholders.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Funds.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Deloitte & Touche LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

INDEX PROVIDER

The Index Provider was founded in 1997 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use each Underlying Index.

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DISCLAIMERS

The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT

25

BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	A Fund makes distributions,
•	You sell your Shares listed on the NYSE Arca, and
•	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. A Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the relevant Fund. Dividends paid out of a Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

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The maximum individual rate applicable to long-term capital gains is either 15% or 20% depending on whether the individual’s income exceeds certain thresholds. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the relevant Fund and the shareholder.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the relevant Fund is eligible to and elects to pass through these taxes to them. If more than 50% of a Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the relevant Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the relevant Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the relevant Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the relevant Fund’s foreign income taxes. It is expected that more than 50% of the ALPS International Sector Dividend Dog ETF’s assets will consist of foreign stock or securities.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

A Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

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Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

Each Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of each Fund during the past calendar year will be available at www.alpsfunds.com.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for each Fund for the fiscal year ended November 30, 2013 and for the period June 29, 2012 (commencement) to November 30, 2012 for the ALPS Sector Dividend Dogs ETF and for the period June 28, 2013 (commencement) to November 30, 2013 for the ALPS International Sector Dividend Dogs ETF. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds’ (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling the Funds at 866.675.2639. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

ALPS SECTOR DIVIDEND DOGS ETF

For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2013	For the Period June 29, 2012 (Commencement) to November 30, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$ 26.71	$ 25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.12	0.59
Net realized and unrealized gain	7.14	1.41
Total from investment operations	8.26	2.00

DISTRIBUTIONS:
From net investment income	(1.21)	(0.29)
Total distributions	(1.21)	(0.29)
NET INCREASE IN NET ASSET VALUE	7.05	1.71
NET ASSET VALUE, END OF YEAR	$ 33.76	$ 26.71

TOTAL RETURN(b)	31.66%	7.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$ 464,277	$ 62,768

RATIOS TO AVERAGE NET ASSETS:

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Expenses	0.40%	0.40%(c)
Net investment income	3.58%	5.31%(c)
PORTFOLIO TURNOVER RATE(d)	8%	0%

Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.13	$0.19

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

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ALPS INTERNATIONAL SECTOR DIVIDEND DOGS ETF

For a share outstanding throughout the period presented

For the Period June 28, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$ 25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34
Net realized and unrealized gain	4.08
Total from investment operations	4.42

DISTRIBUTIONS:
From net investment income	(0.21)
Total distributions	(0.21)
NET INCREASE IN NET ASSET VALUE	4.21
NET ASSET VALUE, END OF YEAR	$ 29.21

TOTAL RETURN(b)	17.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$77,411

RATIOS TO AVERAGE NET ASSETS:
Expenses	0.50%(c)
Net investment income	2.87%(c)
PORTFOLIO TURNOVER RATE(d)	2%

Undistributed net investment income included in price of units issued and redeemed(a)(e)	$ 0.14

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

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(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

•	Call your financial professional
•	866.675.2639

Dealers

•	www.alpssectordividenddogs.com
•	www.alpsfunds.com
•	Distributor Telephone: 866.675.2639

Investment Adviser ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Distributor ALPS Portfolio Solutions Distributor, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203	Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 17th Street Suite 3600 Denver, Colorado 80202

Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036

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A Statement of Additional Information dated March 31, 2014, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling 866.675.2639. Free copies of the Funds’ shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Funds, including their reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

March 31, 2014

Investment Company Act File No. 811-22175.

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ALPS ETF TRUST

VelocityShares Tail Risk Hedged Large Cap ETF (NYSE ARCA: TRSK)

VelocityShares Volatility Hedged Large Cap ETF (NYSE ARCA: SPXH)

PROSPECTUS

March 31, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

VelocityShares Tail Risk Hedged Large Cap ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the VelocityShares Tail Risk Hedged Large Cap Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Other expenses	0.00%
Acquired fund fees and expenses	0.06%
Total annual Fund operating expenses	0.71%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$73	$227

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal period June 21, 2013 (commencement) through November 30, 2013, the Fund’s turnover rate was 4% of the average value of the Fund.

Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Tail Risk Hedged Large Cap Index. The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“The Underlying Index ETFs”). The Fund will seek to achieve its investment objective by investing at least 80 % of its total assets in Underlying Index ETFs. The Fund also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs, as described below.

The Underlying Index and its Allocation

The Underlying Index reflects the performance of a portfolio providing exposure to:

(1) A large cap equity portfolio, consisting of the three Underlying Index ETFs listed below which track the Standard & Poor’s 500 Index (the “S&P 500,” with the Underlying Index ETFs tracking the S&P 500 being the “Underlying Large Cap ETFs”); and

(2) A volatility strategy to hedge “tail risk” events (which are market events that occur rarely but may result in severe negative market performance when they do occur) in the S&P 500, consisting of the two Underlying Index ETFs listed below which utilize futures contracts, swap agreements and other financial investments to gain leveraged or inverse positions on the S&P 500 VIX Short-Term Futures Index (the “Short-Term VIX Futures;” with such Underlying Index ETFs being the “Underlying Volatility ETFs”). The “VIX” refers to the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index. The VIX is designed to measure the market’s expectation of 30-day volatility in the S&P 500. The Short-Term VIX Futures measures the movements of a combination of VIX futures contracts and is designed to track changes for the VIX one month in the future.

The Underlying Index consists of an 85% allocation to the Underlying Large Cap ETFs (split evenly between each Underlying Large Cap ETF) and a 15% allocation to the Underlying Volatility ETFs (such allocation being the “Volatility Component”). The Underlying Index is rebalanced monthly to reset the allocations to the Underlying Large Cap ETFs and the Volatility Component to 85% and 15%, respectively. The Underlying Index’s allocation between Underlying Index ETFs is designed to reflect the performance of the S&P 500 while also providing a hedging exposure against “tail risk” events on the S&P 500.

The Underlying Index ETFs included in the Underlying Index and their investment exposure are set forth below:

Underlying Index ETFs

Name	Investment Adviser	Ticker Symbol	Underlying Index	Investment exposure (before fees and expenses)
Underlying Large Cap ETFs
SPDR S&P 500 ETF Trust	PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”)	SPY	S&P 500 Index	Tracking of S&P 500 Index

Vanguard S&P 500 ETF	The Vanguard Group, Inc.	VOO	S&P 500 Index	Tracking of S&P 500 Index
iShares Core S&P 500 ETF	BlackRock Fund Advisors	IVV	S&P 500 Index	Tracking of S&P 500 Index
Underlying Volatility ETFs
Ultra VIX Short-Term Futures ETF (the “Ultra Fund”)	ProShare Capital Management LLC	UVXY	S&P 500 VIX Short-Term Futures Index	Twice the return of Short-Term VIX Futures on a daily basis
Short VIX Short-Term Futures ETF (the “Short Fund”)	ProShare Capital Management LLC	SVXY	S&P 500 VIX Short-Term Futures Index	Inverse of the return of Short-Term VIX Futures on a daily basis

The Underlying Index allocates the Volatility Component to a target weight between the Underlying Volatility ETFs as follows:

Index	Target Allocation	Target Net Allocation
VelocityShares Tail Risk Hedged Large Cap Index	45% (Ultra Fund, with 2x exposure), 55% (Short Fund, with -1x exposure)	35% long

The Volatility Component portion of the Underlying Index is rebalanced in a gradual manner over each quarter to preserve this allocation. This allocation results in a target net 35% long exposure to the Short-Term VIX Futures, (though market movement in VIX futures will result in differing allocations on any given day, including the potential for net short exposure). The Volatility Component is structured in a manner intended to benefit from sharp movements, over multiple trading days, in either direction by Short-Term VIX Futures, but will likely benefit more from a multi-day sharp upward movement than a multi-day sharp downward movement.

The Underlying Volatility ETFs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Underlying Volatility ETFs are sponsored by a registered commodity pool operator and advised by a registered commodity trading adviser.

How the Fund Attempts to Replicate the Underlying Index

The Fund will attempt to correspond generally, before fees and expenses, to the performance of the Underlying Index by investing in (a) shares of the Underlying Large Cap ETFs and (b) one or more swaps or other instruments designed to provide exposure to the performance of the Underlying Volatility ETFs and/or the leveraged and/or inverse exposure to the Short-Term VIX Futures directly. The Fund may also invest directly in shares of the Underlying Volatility ETFs, though it does not currently intend to do so. While the Underlying Volatility ETFs utilize futures contracts, swap agreements and other financial instruments, the Fund’s only direct use of such instruments will be solely as described in (b) above.

The Underlying Index is compiled and administered by VelocityShares Index and Calculation Services (“VelocityShares”). VelocityShares is not affiliated with the Fund or the Adviser.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Fund of Funds Risk. The Fund pursues its investment objective by investing its assets in the Underlying Large Cap ETFs and swaps linked to the performance of the Underlying Volatility ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance thus depends on the investment performance of the Underlying Index ETFs in which it invests. An investment in the Fund therefore is subject to the risks associated with the Underlying Index ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees of the Underlying Index ETFs in which it invests.

Underlying Index ETFs Risk. Investment in the Underlying Index ETFs may subject the Fund to the following risks: Market Risk; Stock Market Risk; Non-Correlation Risk; Equity Investing Risk; Investment Style Risk; and Large Capitalization Company Risk. The Fund may also be subject to certain other risks specific to the Underlying Volatility ETFs which are set forth below.

Market Risk. The Fund’s investment in an Underlying Index ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Stock Market Risk. Stock prices overall may decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Underlying Index has a large exposure to the large capitalization sector of the stock market and an exposure to a volatility strategy, therefore at times the Fund may underperform the overall stock market.

Equity Investing Risk. The Fund’s investment in the Underlying Index ETFs involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

Investment Style Risk. Returns from large-capitalization stocks may trail returns from the overall stock market. Large-cap stocks may go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These cycles may continue for extended periods of time. In addition, the Volatility Component may not be successful in hedging against market volatility at any time.

Swap Risk. The Fund expects to use cleared and over-the-counter (“OTC”) swap agreements in addition to other derivatives to obtain exposure to the Underlying Volatility ETFs and/or VIX Short-Term Futures Index as a means to achieve its investment objective. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a bank, dealer or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

If the Volatility Component has a dramatic intraday move in value that would cause a material decline in the Fund’s NAV, the terms of the swap may permit the counterparty to immediately close out the transaction with the Fund. In that event, it may not be possible for the Fund to enter into another swap agreement or to invest in other instruments necessary to achieve the desired exposure to the Underlying Volatility ETFs consistent with the Fund’s objective. This, in turn, may prevent the fund from achieving its investment objective, even if the value of the Fund’s benchmark reverses all or part of its intraday move by the end of the day.

Compounding Risk. Each of the Underlying Volatility ETFs has an investment objective to match (before fees and expenses) a multiple (i.e., 2x in the case of the Ultra Fund) or the inverse (i.e., -1x in the case of the Short Fund) of the performance of the Short-Term VIX Futures on a given day. Each Underlying Volatility ETF seeks investment results for a single day only, and not for any other period. The return of an Underlying Volatility ETF for a period longer than a day is the result of its return for each day compounded over the period and usually will differ from twice (2x) or the inverse (-1x) of the return of the Fund’s index for the period. An Underlying Volatility ETF will lose money if the Short-Term VIX Futures performance is flat over time, and it is possible for an Underlying Volatility ETF to lose money over time even if the Short-Term VIX Futures’ performance increases (or decreases in the case of the Short Fund), as a result of daily rebalancing, the Short-Term VIX Futures’ volatility and compounding. Longer holding periods, higher index volatility and greater leverage each affect the impact of compounding on an Underlying Volatility ETF’s returns. Daily compounding of an Underlying Volatility ETF’s investment returns can dramatically and adversely affect its longer-term performance during periods of high volatility. Volatility may be at least as important to an Underlying Volatility ETF’s return for a period as the return of the Short-Term VIX Futures. The Underlying Volatility ETFs are not appropriate for direct investments for all investors and present different risks than most funds.

However, the Fund’s exposures to the Underlying Volatility ETFs are part of a hedging strategy intended to reduce the risk of substantial declines in the S&P 500 due to a tail event. The Fund’s exposures to the Underlying Volatility ETFs (i) only represent up to 20% of the Fund’s portfolio, (ii) are comprised of partially offsetting holdings of leveraged and inverse positions on the Short-Term VIX Futures with a target net allocation of a 35% long position designed to minimize the effects of compounding in either a positive or negative direction, and (iii) are frequently rebalanced in a gradual manner to generally maintain a 15% allocation to the Volatility Component and the target net allocation of the Volatility Component’s overall exposure. Therefore, in the context of the Fund’s overall portfolio, the Fund’s investments in the Underlying Volatility ETFs present significantly different risks to an investor than a direct investment in an Underlying Volatility ETF.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s Underlying ETF holdings (and swaps or other instruments designed to provide exposure to the Volatility Component ) to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Finally, the Fund intends to obtain exposure to the Volatility Component through swaps or other derivative instruments rather than holding shares of the Underlying Volatility ETFs directly, and thus the Fund may experience additional tracking error if the return of such derivatives differs from that of the Underlying Volatility ETFs.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Risk of Leveraged and Inverse Investment. The Ultra Fund utilizes leverage and the Short Fund utilizes inverse positions with respect to their respective indexes. Accordingly, a substantial movement in the underlying index of an Underlying Volatility ETF in the opposite direction of the Underlying Volatility ETF’s position (e.g., a downward movement with respect to a leveraged position and an upward movement with respect to an inverse position) may result in a substantial loss of the Fund’s investment exposure to such Underlying Volatility ETF, up to the complete amount of the Fund’s investment. While the Fund’s exposures to Underlying Volatility ETFs and/or the Short-Term VIX Futures directly, are intended to balance each other out to an extent (as one Underlying Volatility ETF and/or swap entered into by the Fund takes a leveraged position with respect to the Short-Term VIX Futures while the other takes a short position), there is no guarantee that the offsetting positions of the Fund’s swaps and/or the Underlying Volatility ETFs will prevent the Fund from suffering losses. While the Underlying Index’s, and thus the Fund’s, target net allocation to the Short-Term VIX Futures is 35% long (and the Volatility Component is regularly rebalanced to preserve this target net allocation), the Fund’s net exposure to volatility may nonetheless be short at any point in time, and thus at such times the Fund could experience losses in its exposure to Underlying Volatility ETFs in the event of any increase in the underlying index of the Underlying Volatility ETF.

Liquidity Risk. Market illiquidity may cause losses for the swaps entered into by the Fund and/or Underlying Volatility ETFs. The large size of the positions which the Underlying Volatility ETFs may acquire increases the risk of illiquidity by both making their positions more difficult to liquidate and increasing the losses incurred while trying to do so. Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Underlying Volatility ETFs will typically invest in financial instruments related to one benchmark (the Short-Term VIX Futures), which in many cases is highly concentrated. The swaps entered into by the Fund on the Underlying Volatility ETFs and/or the Short-Term VIX Futures directly may reflect these risks as well.

Cash Redemption Risk. Because the Fund invests a portion of its assets in swaps, the Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. The Fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used.

Fluctuation of Net Asset Value. The NAV of the shares of an Underlying Index ETF will generally fluctuate with changes in the market value of the Underlying Index ETF’s portfolio. The market prices of the Underlying Index ETF shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Underlying Index ETF shares on the applicable listing exchange. The Underlying Index ETF shares may thus trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Underlying Index ETF shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks and/or financial instruments individually or in the aggregate at any point in time by an Underlying Index ETF.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index and a benchmark index selected for the Fund.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Managers

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. is responsible for the day to day management of the Fund. Mr. Akins has been portfolio manager of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) under the trading symbol TRSK and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

VelocityShares Volatility Hedged Large Cap ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the VelocityShares Volatility Hedged Large Cap Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Other expenses	0.00%
Acquired fund fees and expenses	0.06%
Total annual Fund operating expenses	0.71%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$73	$227

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal period June 21, 2013 (commencement) through November 30, 2013, the Fund’s turnover rate was 2% of the average value of the Fund.

Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Volatility Hedged Large Cap Index. The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“The Underlying Index ETFs”). The Fund will seek to achieve its investment objective by investing at least 80 % of its total assets in Underlying Index ETFs. The Fund also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs, as described below.

The Underlying Index and its Allocation

The Underlying Index reflects the performance of a portfolio providing exposure to:

(1) A large cap equity portfolio, consisting of the three Underlying Index ETFs listed below which track the Standard & Poor’s 500 Index (the “S&P 500,” with the Underlying Index ETFs tracking the S&P 500 being the “Underlying Large Cap ETFs”); and

(2) A volatility strategy to hedge “tail risk” events (which are market events that occur rarely but may result in severe negative market performance when they do occur) in the S&P 500, consisting of the two Underlying Index ETFs listed below which utilize futures contracts, swap agreements and other financial investments to gain leveraged or inverse positions on the S&P 500 VIX Short-Term Futures Index (the “Short-Term VIX Futures;” with such Underlying Index ETFs being the “Underlying Volatility ETFs”). The “VIX” refers to the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index. The VIX is designed to measure the market’s expectation of 30-day volatility in the S&P 500. The Short-Term VIX Futures measures the movements of a combination of VIX futures contracts and is designed to track changes in the expectations for the VIX one month in the future.

The Underlying Index consists of an 85% allocation to the Underlying Large Cap ETFs (split evenly between each Underlying Large Cap ETF) and a 15% allocation to the Underlying Volatility ETFs (such allocation being the “Volatility Component”). The Underlying Index is rebalanced monthly to reset the allocations to the Underlying Large Cap ETFs and the Volatility Component to 85% and 15%, respectively. The Underlying Index’s allocation between Underlying Index ETFs is designed to reflect the performance of the S&P 500 while also providing a hedging exposure against “volatility” on the S&P 500.

The Underlying Index ETFs included in the Underlying Index and their investment exposure are set forth below:

Underlying Index ETFs

Name	Investment Adviser	Ticker Symbol	Underlying Index	Investment exposure (before fees and expenses)
Underlying Large Cap ETFs
SPDR S&P 500 ETF Trust	PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”)	SPY	S&P 500 Index	Tracking of S&P 500 Index

Vanguard S&P 500 ETF	The Vanguard Group, Inc.	VOO	S&P 500 Index	Tracking of S&P 500 Index
iShares S&P 500 ETF	BlackRock Fund Advisors	IVV	S&P 500 Index	Tracking of S&P 500 Index
Underlying Volatility ETFs
Ultra VIX Short-Term Futures ETF (the “Ultra Fund”)	ProShare Capital Management LLC	UVXY	S&P 500 VIX Short-Term Futures Index	Twice the return of Short-Term VIX Futures on a daily basis
Short VIX Short-Term Futures ETF (the “Short Fund”)	ProShare Capital Management LLC	SVXY	S&P 500 VIX Short-Term Futures Index	Inverse of the return of Short-Term VIX Futures on a daily basis

The Underlying Index allocates the Volatility Component to a target weight between the Underlying Volatility ETFs as follows:

Index	Target Allocation	Target Net Allocation
VelocityShares Volatility Hedged Large Cap Index	1/3 (Ultra Fund, with 2x exposure), 2/3 (Short Fund, with -1x exposure)	Neutral

The Volatility Component portion of the Underlying Index is rebalanced in a gradual manner over each quarter to preserve this allocation. This allocation results in a target net neutral exposure to the Short-Term VIX Futures (though market movement in VIX futures will result in differing allocations on any given day, including the potential for net long or net short exposure). The Volatility Component is structured in a manner intended to benefit from sustained movements in either direction by Short-Term VIX Futures.

The Underlying Volatility ETFs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Underlying Volatility ETFs are sponsored by a registered commodity pool operator and advised by a registered commodity trading adviser.

How the Fund Attempts to Replicate the Underlying Index

The Fund will attempt to correspond generally, before fees and expenses, to the performance of the Underlying Index by investing in (a) shares of the Underlying Large Cap ETFs and (b) one or more swaps or other instruments designed to provide exposure to the performance of the Underlying Volatility ETFs and/or the leveraged and/or inverse exposure to the Short-Term VIX Futures directly. The Fund may also invest directly in shares of the Underlying Volatility ETFs, though it does not currently intend to do so. While the Underlying Volatility ETFs utilize futures contracts, swap agreements and other financial instruments, the Fund’s only direct use of such instruments will be solely as described in (b) above.

The Underlying Index is compiled and administered by VelocityShares Index and Calculation Services (“VelocityShares”). VelocityShares is not affiliated with the Fund or the Adviser.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Fund of Funds Risk. The Fund pursues its investment objective by investing its assets in the Underlying Large Cap ETFs and swaps linked to the performance of the Underlying Volatility ETFs rather than investing directly in stocks, bonds, cash or other investments. The Fund’s investment performance thus depends on the investment performance of the Underlying Index ETFs in which it invests. An investment in the Fund therefore is subject to the risks associated with the Underlying Index ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the asset-based fees of the Underlying Index ETFs in which it invests.

Underlying Index ETFs Risk. Investment in the Underlying Index ETFs may subject the Fund to the following risks: Market Risk; Stock Market Risk; Non-Correlation Risk; Equity Investing Risk; Investment Style Risk; and Large Capitalization Company Risk. The Fund may also be subject to certain other risks specific to the Underlying Volatility ETFs which are set forth below.

Market Risk. The Fund’s investment in an Underlying Index ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Stock Market Risk. Stock prices overall may decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Underlying Index has a large exposure to the large capitalization sector of the stock market and an exposure to a volatility strategy, therefore at times the Fund may underperform the overall stock market.

Equity Investing Risk. The Fund’s investment in the Underlying Index ETFs involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.

Investment Style Risk. Returns from large-capitalization stocks may trail returns from the overall stock market. Large-cap stocks may go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These cycles may continue for extended periods of time. In addition, the Volatility Component may not be successful in hedging against market volatility at any time.

Swap Risk. The Fund expects to use cleared and OTC swap agreements in addition to other derivatives to obtain exposure to the Underlying Volatility ETFs and/or the VIX Short-Term Futures Index as a means to achieve its investment objective. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund’s ultimate counterparty is a clearinghouse rather than a bank, dealer or financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These

OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

If the Volatility Component has a dramatic intraday move in value that would cause a material decline in the Fund’s NAV, the terms of the swap may permit the counterparty to immediately close out the transaction with the Fund. In that event, it may not be possible for the Fund to enter into another swap agreement or to invest in other instruments necessary to achieve the desired exposure to the Underlying Volatility ETFs consistent with the Fund’s objective. This, in turn, may prevent the fund from achieving its investment objective, even if the value of the Fund’s benchmark reverses all or part of its intraday move by the end of the day.

Compounding Risk. Each of the Underlying Volatility ETFs has an investment objective to match (before fees and expenses) a multiple (i.e., 2x in the case of the Ultra Fund) or the inverse (i.e., -1x in the case of the Short Fund) of the performance of the Short-Term VIX Futures on a given day. Each Underlying Volatility ETF seeks investment results for a single day only, and not for any other period. The return of an Underlying Volatility ETF for a period longer than a day is the result of its return for each day compounded over the period and usually will differ from twice (2x) or the inverse (-1x) of the return of the Fund’s index for the period. An Underlying Volatility ETF will lose money if the Short-Term VIX Futures performance is flat over time, and it is possible for an Underlying Volatility ETF to lose money over time even if the Short-Term VIX Futures’ performance increases (or decreases in the case of the Short Fund), as a result of daily rebalancing, the Short-Term VIX Futures’ volatility and compounding. Longer holding periods, higher index volatility and greater leverage each affect the impact of compounding on an Underlying Volatility ETF’s returns. Daily compounding of an Underlying Volatility ETF’s investment returns can dramatically and adversely affect its longer-term performance during periods of high volatility. Volatility may be at least as important to an Underlying Volatility ETF’s return for a period as the return of the Short-Term VIX Futures. The Underlying Volatility ETFs are not appropriate for direct investments for all investors and present different risks than most funds.

However, the Fund’s exposures to the Underlying Volatility ETFs are part of a hedging strategy intended to reduce the risk of substantial declines in the S&P 500 due to a tail event. The Fund’s exposures to the Underlying Volatility ETFs (i) only represent up to 20% of the Fund’s portfolio, (ii) are comprised of offsetting holdings of leveraged and inverse positions on the Short-Term VIX Futures designed to minimize the effects of compounding in either a positive or negative direction, and (iii) are frequently rebalanced in a gradual manner to generally maintain a 15% allocation to the Volatility Component and the target net allocation of the Volatility Component’s overall exposure. Therefore, in the context of the Fund’s overall portfolio, the Fund’s investments in the Underlying Volatility ETFs present significantly different risks to an investor than a direct investment in an Underlying Volatility ETF.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s Underlying ETF holdings (and swaps or other instruments designed to provide exposure to the Volatility Component) to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Finally, the Fund intends to obtain exposure to the Volatility Component through swaps or other derivative instruments rather than holding shares of the Underlying Volatility ETFs directly, and thus the Fund may experience additional tracking error if the return of such derivatives differs from that of the Underlying Volatility ETFs.

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Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Risk of Leveraged and Inverse Investment. The Ultra Fund utilizes leverage and the Short Fund utilizes inverse positions with respect to their respective indexes. Accordingly, a substantial movement in the underlying index of an Underlying Volatility ETF in the opposite direction of the Underlying Volatility ETF’s position (e.g., a downward movement with respect to a leveraged position and an upward movement with respect to an inverse position) may result in a substantial loss of the Fund’s investment exposure to such Underlying Volatility ETF, up to the complete amount of the Fund’s investment. While the Fund’s exposures to Underlying Volatility ETFs are intended to balance each other out to an extent (as one Underlying Volatility ETF takes a leveraged position with respect to its underlying index while the other takes a short position), there is no guarantee that the Underlying Volatility ETFs’ offsetting positions will prevent the Fund from suffering losses. At any point in time, the Fund’s net exposure to volatility may be short, and thus at such times the Fund could experience losses in its exposure to Underlying Volatility ETFs in the event of any increase in the underlying index of the Underlying Volatility ETF.

Liquidity Risk. Market illiquidity may cause losses for the Underlying Volatility ETFs. The large size of the positions which the Underlying Volatility ETFs may acquire increases the risk of illiquidity by both making their positions more difficult to liquidate and increasing the losses incurred while trying to do so. Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Underlying Volatility ETFs will typically invest in financial instruments related to one benchmark (the Short-Term VIX Futures), which in many cases is highly concentrated.

Cash Redemption Risk. Because the Fund invests a portion of its assets in swaps, the Fund may pay out a portion of its redemption proceeds in cash rather than through the in-kind delivery of portfolio securities. The Fund may be required to unwind such contracts or sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gains distributions than if the in-kind redemption process was used.

Fluctuation of Net Asset Value. The NAV of the shares of an Underlying Index ETF will generally fluctuate with changes in the market value of the Underlying Index ETF’s portfolio. The market prices of the Underlying Index ETF shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Underlying Index ETF shares on the applicable listing exchange. The Underlying Index ETF shares may thus trade below, at or above their NAV. Price

13

differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Underlying Index ETF shares will be closely related to, but not identical to, the same forces influencing the prices of stocks and/or financial instruments individually or in the aggregate at any point in time by an Underlying Index ETF.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index and a benchmark index selected for the Fund.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Managers

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. is responsible for the day to day management of the Fund. Mr. Akins has been portfolio manager of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) under the trading symbol SPXH and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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INTRODUCTION—ALPS ETF TRUST

The ALPS ETF Trust (the “Trust”) is an investment company currently consisting of twenty-one separate exchange-traded “index funds.” This prospectus relates to the VelocityShares Tail Risk Hedged Large Cap ETF and the VelocityShares Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”).

Each Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund’s Shares will trade at market prices that may differ to some degree from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Funds will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” A portion of Creation Units will be issued and redeemed in securities and/or derivatives included in a specified index and will be created and redeemed in-kind. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

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VELOCITYSHARES TAIL RISK HEDGED LARGE CAP ETF

VELOCITYSHARES VOLATILITY HEDGED LARGE CAP ETF

Investment Objective

The VelocityShares Tail Risk Hedged Large Cap ETF seeks investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Tail Risk Hedged Large Cap Index. The VelocityShares Volatility Hedged Large Cap ETF seeks investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Volatility Hedged Large Cap Index (each index, an “Underlying Index”). Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. Each Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Underlying Indexes and their Allocations

The VelocityShares Tail Risk Hedged Large Cap Index reflects the performance of a portfolio consisting of an exposure to (1) a large cap equity portfolio, consisting of the three Underlying Index ETFs listed below which track the Standard & Poor’s 500 Index (the “S&P 500,” with the Underlying Index ETFs tracking the S&P 500 being the “Underlying Large Cap ETFs”) and (2) a volatility strategy to hedge “tail risk” events (which are market events that occur rarely but may result in severe negative market performance when they do occur), consisting of the two Underlying Index ETFs listed below which utilize futures contracts, swap agreements and other financial investments to gain leveraged or inverse positions on the S&P 500 VIX (Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX”)) Short-Term Futures Index (the “Short-Term VIX Futures;” with such Underlying Index ETFs being the “Underlying Volatility ETFs”).

The VelocityShares Volatility Hedged Large Cap Index reflects the performance of a portfolio consisting of an exposure to (1) a large cap equity portfolio, consisting of the three Underlying Large Cap ETFs listed below and (2) a volatility strategy to hedge moderate volatility, consisting of the two Underlying Volatility ETFs listed below which utilize futures contracts, swap agreements and other financial investments to gain leveraged or inverse positions on the Short-Term VIX Futures.

Each Underlying Index consists of an 85% allocation to the Underlying Large Cap ETFs (split evenly between each Underlying Large Cap ETF) and a 15% allocation to the Underlying Volatility ETFs (the “Volatility Component”). The only difference between each Underlying Index is in the manner each Underlying Index allocates its exposure within the Volatility Component. The Volatility Component in the VelocityShares Tail Risk Hedged Large Cap Index seeks to replicate long/short exposure- to short-dated VIX futures, with a targeted net long exposure of 35% as set forth in the table below under “Index Description.” The Volatility Component in the VelocityShares Volatility Hedged Large Cap Index also seeks to replicate long/short exposure to short-dated VIX futures, but with a targeted neutral exposure as set forth in the table below under “Index Description.”

The Underlying Volatility ETFs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Underlying Volatility ETFs are sponsored by a registered commodity pool operator and advised by a registered commodity trading adviser.

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How Each Fund Attempts to Replicate its Underlying Index

Each Fund will attempt to correspond generally, before fees and expenses, to the performance of the Underlying Index by investing in (a) shares of the Underlying Large Cap ETFs and (b) one or more derivative instruments (primarily swaps), designed to provide exposure to the performance of the Underlying Volatility ETFs and/or the leveraged and/or inverse exposure to the Short-Term VIX Futures directly. Each Fund may also invest directly in shares of the Underlying Volatility ETFs, though neither currently intends to do so. While the Underlying Volatility ETFs utilize futures contracts, swap agreements and other financial instruments, the Fund’s only direct use of such instruments will be solely as described in (b) above.

Generally, the higher the realized volatility (which is an historical calculation of the degree of movement based on prices or values of an asset observed periodically in the market over a specific period) of the Short Term VIX Futures is (relative to the actual percentage change of the Short Term VIX Futures over time), the lower a Fund’s returns are expected to be in respect of the Volatility Component.

Index Description

Each Underlying Index’s Volatility Component’s long/short exposure may be described as “straddle like” as over longer time periods, in that its intended return has certain features which are similar to a “straddle.” A “straddle” exposure is designed to benefit an investor who believes a particular instrument or index may move sharply, but is unsure about which direction such sharp movement may take. By replicating a “straddle-like” exposure to Short-Term VIX Futures with a target net long exposure of 35%, the Volatility Component of the VelocityShares Tail Risk Hedged Large Cap Index seeks to benefit from a sharp movements in either direction by short-dated VIX futures, but will likely benefit more from a sharp upward movement in such futures than a sharp downward movement. Conversely, if short-dated VIX futures only move slightly in either direction, the VelocityShares Tail Risk Hedged Large Cap, and thus the VelocityShares Tail Risk Hedged Large Cap ETF, may experience an overall loss on the Volatility Component. Generally, a longer volatility bias (such as that included in the VelocityShares Tail Risk Hedged Large Cap Index as compared to the VelocityShares Volatility Hedged Large Cap Index) correlates to increased performance during events where equity markets go down, but decreased performance during other market conditions.

Each Underlying Index’s volatility allocation will be divided into 13 separate portions (each, a “sub-portfolio”), each reflecting a position in the Ultra VIX Short-Term Futures ETF (“Ultra Fund”) with a two-times (2X) leveraged exposure to Short-Term VIX Futures and the Short VIX Short-Term Futures ETF (“Short Fund”) with an inverse (-1X) exposure to the same short-term VIX futures index. The target allocation between the leveraged and inverse exposures for the volatility strategy for each index is presented in the following table:

Volatility Strategy Target Allocation

Index	Target Allocation	Target Net Allocation
VelocityShares Tail Risk Hedged Large Cap Index	45% (Ultra Fund, with 2x exposure), 55% (Short Fund, with -1x exposure)	35% long
VelocityShares Volatility Hedged Large Cap Index	1/3 (Ultra Fund, with 2x exposure), 2/3 (Short Fund, with -1x exposure)	Neutral

On a weekly basis the exposures one of the 13 sub-portfolios is rebalanced to its target allocation, such that during a quarter each of the sub-portfolios is rebalanced.

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On a monthly basis, each Underlying Index’s overall portfolio is rebalanced such that the large cap equity market positions represent 85% of the portfolio value and the Volatility Component represents 15% of the portfolio value.

On a quarterly basis, each Underlying Index’s exposures to the three large-cap ETFs will be rebalanced such that each will have an equal weighting and each Underlying Index’s exposures to the 13 volatility strategy sub-portfolios will be rebalanced such that each sub-portfolio has an equal weighting.

The Underlying Index ETFs which currently constitute each Underlying Index are set forth in the table below:

Underlying Index ETFs

Name	Investment Adviser	Ticker Symbol	Underlying Index	Investment exposure (before fees and expenses)
Underlying Large Cap ETFs
SPDR S&P 500 ETF Trust	PDR Services, LLC, as Sponsor of the Trust (“Sponsor”), and State Street Bank and Trust Company, as Trustee of the Trust (“Trustee”)	SPY	S&P 500 Index	Tracking of S&P 500 Index
Vanguard S&P 500 ETF	The Vanguard Group, Inc.	VOO	S&P 500 Index	Tracking of S&P 500 Index
iShares Core S&P 500 ETF	BlackRock Fund Advisors	IVV	S&P 500 Index	Tracking of S&P 500 Index
Underlying Volatility ETFs
Ultra VIX Short-Term Futures ETF (the “Ultra Fund”)	ProShare Capital Management LLC	UVXY	S&P 500 VIX Short-Term Futures Index	Twice the return of Short-Term VIX Futures on a daily basis
Short VIX Short-Term Futures ETF (the “Short Fund”)	ProShare Capital Management LLC	SVXY	S&P 500 VIX Short-Term Futures Index	Inverse of the return of Short-Term VIX Futures on a daily basis

SECONDARY INVESTMENT STRATEGIES

Each Fund will invest at least 80% of its total assets in Underlying Index ETFs. Each Fund also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in the Underlying Volatility ETFs. As a non-principal investment strategy, the Funds may invest their remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or index), and in options and futures contracts. Options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to each Underlying Index to be reflected in the portfolio composition of the Funds.

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Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Funds.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of each Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

Tax Risk Related to Commodity Pool Investments. While each Fund currently intends to obtain exposure to the Volatility Component through swaps or other derivatives rather than holding Underlying Volatility ETFs directly, the Funds may in the future invest directly in Underlying Volatility ETFs. Such Underlying Volatility ETFs are treated as “qualified publicly traded partnerships” or grantor trusts for federal income tax purposes. Investments by a Fund in “qualified publicly traded partnerships” and grantor trusts must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code. Failure to satisfy either test would jeopardize a Fund’s status as a RIC, which could result in adverse consequences to the Fund.

These risks are described further in the Statement of Additional Information.

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INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2013, the Adviser provided supervisory and management services on approximately $12.14 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ending November 30, 2013.

Portfolio Management

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight, is the Portfolio Manager of the Fund and is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Akins has been the Funds’ portfolio manager since their inception. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities of the Funds.

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PURCHASE AND REDEMPTION OF SHARES

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of each Fund’s shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of each Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. Neither Fund is involved in, nor responsible for, the calculation or dissemination of the approximate value and neither Fund makes any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities, including those of Underlying Index ETFs, are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Swaps held by a Fund will generally be valued via a third party pricing model. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a

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security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with a Fund must have entered into an authorized participant agreement with ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) and the transfer agent (each such investor being an “Authorized Participant” or “AP”), or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities of the Underlying Index ETFs representing the securities included in the Index (the “Deposit Securities”) and generally make a cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds’ custodian through the facilities of the NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade. To the extent a Fund holds swaps with respect to Underlying Volatility ETFs and/or the Short-Term VIX Futures rather than holding Underlying Volatility ETFs directly, an AP will deposit cash in lieu of shares of such Underlying Volatility ETFs.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. See “Creation

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and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of each Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. To the extent a Fund holds swaps with respect to Underlying Volatility ETFs and/or the Short-Term VIX Futures rather than holding Underlying Volatility ETFs directly, an AP will receive cash in lieu of shares of such Underlying Volatility ETFs. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the applicable Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the Closing Time in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than one hour prior to the Closing Time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to a Fund’s shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the relevant Fund). Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from the Funds in Creation Units by APs and that the vast majority of trading in the Funds’ Shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. To the extent a Fund may effect the purchase or redemption of Creation Units in exchange partially for cash, the Board noted that such trades could result in dilution to the Funds and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Funds’ Shares trade at or close to NAV. In addition, each Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Funds.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Deloitte & Touche LLP serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

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INDEX PROVIDER

VelocityShares Index and Calculation Services, a division of VelocityShares LLC, is the Index Provider for each Fund. The Adviser has entered into a license agreement with VelocityShares (the “Licensor”) to use each Underlying Index. VelocityShares is not affiliated with the Fund or the Adviser.

DISCLAIMERS

VelocityShares LLC is the licensor of certain trademarks, service marks and trade names of VelocityShares.

VelocityShares LLC nor any of its affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of either Underlying Index to track general market performance. Each Underlying Index is determined, composed and calculated by Licensor without regard to the Licensee or the Funds. VelocityShares LLC (“Licensor”) has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO EITHER UNDERLYING INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EITHER UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index even if notified of the possibility of such damages.

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FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	A Fund makes distributions,
•	You sell your Shares listed on the NYSE Arca, and
•	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by a Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, each Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Each Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 28%.

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Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of each Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, this relief is not available for investments by registered investment companies in the Funds, since each Fund operates as a “fund-of-funds” by investing in the Underlying Index ETFs.

Disclosure of Portfolio Holdings

Each Fund’s portfolio holdings are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of each Fund can be found at www.alpsfunds.com.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds’ financial performance for the fiscal period June 21, 2013 (commencement) through November 30, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling the Funds at 877.583.5624. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

For a share outstanding throughout the period presented

	VelocityShares Tail Risk Hedged Large Cap ETF	VelocityShares Volatility Hedged Large Cap ETF
	For the Period June 21, 2013 (commencement of operations) to November 30, 2013	For the Period June 21, 2013 (commencement of operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$ 25.00	$ 25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.12
Net realized and unrealized gain	1.91	2.88
Total from investment operations	2.15	3.00

DISTRIBUTIONS:
From net investment income	(0.37)	(0.10)

From tax return of capital	(0.03)	(0.05)
Total distributions	(0.40)	(0.15)

NET INCREASE IN NET ASSET VALUE	1.75	2.85
NET ASSET VALUE, END OF YEAR	$ 26.75	$ 27.85

TOTAL RETURN(b)	8.66%	12.04%

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RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$ 1,338	$ 8,357
RATIO TO AVERAGE NET ASSETS:
Expenses(c)	0.65%	0.65%
Net investment income(c)	2.21%	1.05%
PORTFOLIO TURNOVER RATE(d)	4%	2%

(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

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FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

•	Call your financial professional
•	www.velocitysharesetfs.com
•	www.alpsfunds.com

Dealers/Institutional Investors

•	www.velocitysharesetfs.com
•	Telephone: 1-877-583-5624
•	www.alpsfunds.com

Investment Adviser ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Distributor ALPS Portfolio Solutions Distributor, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 17th Street Suite 3600 Denver, Colorado 80202

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[ALPS® LOGO]

A Statement of Additional Information dated March 31, 2014, which contains more details about the Funds, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder reports or the Statement of Additional Information by calling 1-877-583-5624. Free copies of each Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

Each Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

March 31, 2014

Investment Company Act File No. 811-22175.

31

[ALPS® LOGO]

ALPS ETF TRUST

Prospectus March 31, 2014

Fund	Ticker

ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	GSGO
ALPS/GS Momentum Builder® Multi-Asset Index ETF	GSMA
ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	GSAX
ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF	GSRA

Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.

The Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.

1290 Broadway

Suite 1100

Denver, Colorado 80203

“GS Momentum Builder” is a trademark of Goldman, Sachs & Co.

SUMMARY SECTION

ALPS/GS MOMENTUM BUILDER® GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.68%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.48%
Total Annual Fund Operating Expenses	1.16%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$118	$368	$638	$1,408

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Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal period December 20, 2012 (commencement) through November 30, 2013, the Fund’s turnover rate was 356% of the average value of the Fund.

Principal Investment Strategies

The Fund is an index-based exchange traded fund (“ETF”) that seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. The Fund is a “fund of funds” as it principally invests its assets in the ETFs included in the Underlying Index (“Underlying ETFs”), instead of individual securities. The Underlying ETFs are also passively managed and seek investment results that correspond to their own indexes. The Underlying ETFs primarily invest in emerging markets equity securities and U.S. Treasury securities. The Fund will invest at least 80% of its total assets in securities of the Underlying ETFs that comprise the Underlying Index. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy.

The Underlying Index is comprised of shares of ETFs whose underlying indexes track the equity markets of the following emerging market countries (“growth markets”): Brazil, Russia, India, China, Mexico, South Korea, Indonesia, and Turkey, as well as shares of ETFs whose underlying indexes track U.S. Treasury securities. Using a methodology (the “Methodology”) developed by Goldman, Sachs & Co. (the “Index Provider”), the Underlying Index seeks to provide exposure to price momentum of these equity emerging markets and U.S. Treasury securities by reflecting the combination of Underlying ETF weightings that would have provided the highest six-month historical return, subject to the constraints on maximum and minimum weights and volatility controls described below. The Underlying Index is rebalanced monthly, but may also be rebalanced as frequently as daily if the daily volatility control is triggered.

Two levels of volatility control are applied to the Underlying Index. The monthly volatility control is performed on each monthly rebalancing date so that the Underlying Index is rebalanced in a manner which sets a maximum limit on the annualized historic six-month “realized” volatility (as defined below) of any selected combination of ETF weights (such limit being a “Volatility Target”). The daily volatility control rebalances a portion or all of the current Underlying Index components into ETFs, which invest in short-term U.S. Treasury securities, in order to reduce volatility when the annualized historic three-month volatility of the current Underlying Index components exceeds a predetermined level (such level being the “Daily Volatility Control Level”). The Fund will rebalance its portfolio in accordance with any such Underlying Index rebalances. Accordingly, the Fund may invest up to 100% of its assets in such U.S. Treasury ETFs from time to time. Following any rebalance resulting from the Underlying Index components’ volatility exceeding the Daily Volatility Control Level, the Underlying Index is rebalanced into its prior composition when the annualized historic three-month volatility of such composition declines below the Daily Volatility Control Level.

2

The applicable Volatility Target and Volatility Control Level for the Underlying Index are listed in the table below.

Underlying Index	Volatility Target	Daily Volatility Control Level
GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index	20%	22%

Realized volatility is an historical calculation of the degree of movement based on prices or values of an asset observed periodically in the market over a specific period. The realized volatility of an asset is characterized by the frequency of the observations of the asset price used in the calculation and the period over which observations are made. The Methodology utilizes six-month realized volatility with respect to each monthly rebalance of the Underlying Index, while the Daily Volatility Control Level utilizes three month realized volatility. In each case, realized volatility is calculated by Structured Solutions AG (the “Calculation Agent”) from daily closing prices of the shares of the Underlying ETFs over the applicable period and then annualized.

Set forth below are the ranges for which each Underlying Index constituent may be represented in the Underlying Index (and thus the Fund):

Underlying ETF	Minimum Weight	Maximum Weight
iShares Barclays 7-10 Year Treasury Bond Fund	0%	50%
iShares Barclays 20+ Year Treasury Bond Fund	0%	50%
iShares FTSE China 25 Index Fund	0%	30%
WisdomTree India Earnings Fund	0%	30%
Market Vectors® Russia ETF	0%	30%
iShares MSCI Brazil Index Fund	0%	30%
iShares MSCI South Korea Index Fund	0%	30%
Market Vectors® Indonesia Index ETF	0%	30%
iShares MSCI Turkey Investable Market Index Fund	0%	30%
iShares MSCI Mexico Investable Market Index Fund	0%	30%
Deleverage Position*	0%	100%

3

* The Deleverage Position means a hypothetical investment in a total return index comprised of 50% SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL) and 50% iShares Barclays Short Treasury Bond Fund (SHV), rebalanced on each monthly rebalancing date.

ALPS Advisors, Inc. (the “Adviser”), using a replication strategy, generally invests in all of the Underlying ETFs comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those Underlying ETFs in those weightings. In those circumstances, the Fund may purchase a sample of the Underlying ETFs in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another Underlying ETF in the Underlying Index, purchase securities or ETFs not in the Underlying Index which Adviser believes are appropriate to substitute for certain Underlying ETFs in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index. The Fund may sell Underlying ETFs that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase Underlying ETFs not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

The Underlying Index is sponsored by the Index Provider and calculated by the Calculation Agent. Neither the Index Provider nor the Calculation Agent is affiliated with the Fund or Adviser. The Methodology provides that a committee established by the Index Provider may exercise limited discretion with respect to the Underlying Index as contemplated by the Methodology. Information about the Underlying Index, including the components and weightings of the components of the Underlying Index as well as the value of the Underlying Index and a copy of the Methodology, are available at www.structuredsolutions.de. The foregoing website address, and other website addresses included herein, are inactive textual references and such websites cannot be accessed by clicking on any of the website addresses herein. Information in such websites is not part of this Prospectus. Additional information regarding the Index Provider is provided in the “Index Provider” section of the Fund’s Prospectus.

Industry Concentration Policy. The Underlying ETFs will concentrate their investments (i.e., hold 25% or more of their total assets) in a particular industry or group of industries to approximately the same extent that their respective indexes are concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. As a result, the Fund may also be concentrated to the extent the Underlying ETFs and their underlying indexes are so concentrated.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Costs of Investing in Underlying ETFs. When the Fund invests in Underlying ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETFs’ expenses (including operating costs and management fees). Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying ETF.

4

Investing in Underlying ETFs. The assets of the Fund are invested primarily in shares of the Underlying ETFs, and the investment performance of the Fund is directly related to the investment performance of the Underlying ETFs in which it invests. The Fund is therefore also exposed to the risks arising from the Underlying ETFs’ investments.

Passive Strategy/Index. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of Underlying ETFs. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent Underlying ETFs of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower or higher than if the Fund employed an active strategy.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s Underlying ETF holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Volatility Control Risk. The Underlying Index’s daily and monthly volatility controls are based on historical data and may not accurately predict future volatility. By seeking to track the Underlying Index when the daily or monthly volatility controls are triggered, the Fund may underperform in comparison to the general securities markets and/or other asset classes.

Concentration. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market (including the market

5

of a particular country or geographic region), industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Methodology Risk. At each monthly rebalancing date, the weight of the Underlying ETFs is determined by the Methodology. There can be no assurance that the dates on which rebalancing occurs or the six month historical return window period used by the Methodology will optimize the weighting of the Underlying ETFs. Further, the constraints on the maximum and minimum weighting and volatility control targets in the Methodology may lead to periods when the Underlying Index, and therefore the Fund, underperform the general securities markets and/or other asset classes, potentially by a significant margin.

Momentum Style Risk. The Underlying Index is intended to provide exposure to price momentum of certain equity emerging markets and U.S. fixed income markets, and, as a result, the Underlying Index, and therefore the Fund, may be more volatile than a more broadly based conventional index. In addition, there may be periods when the momentum style is out of favor and at such times the performance of the Underlying Index, and therefore the Fund, may be lower than that of more broadly based conventional indexes, potentially by a significant margin.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s share price and/or net asset value to experience significant increases or decreases in value over short periods of time.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of the Underlying Index, and therefore the Fund’s investments. Rebalancing is expected to occur monthly, and may occur more frequently to the extent the daily volatility control is triggered. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

6

In addition, as the Fund invests in Underlying ETFs, the Fund will also be exposed to the risks of the Underlying ETFs. The following are the principal risks associated with investing in the Underlying ETFs which are also principal risks of investing in the Fund as a result of its investment in the Underlying ETFs:

Passive Strategy/Index. The Underlying ETFs are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Underlying ETFs may hold constituent securities of their underlying indexes regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underlying ETF’s return to be lower or higher than if the Underlying ETF employed an active strategy.

Non-Correlation Risk. An Underlying ETF’s return may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Underlying ETF’s holdings to reflect changes in the composition of its underlying index. In addition, the performance of the Underlying ETF may vary from that of its underlying index as a result of legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Underlying ETF’s return and the return of its underlying index.

Due to legal and regulatory rules and limitations, the Underlying ETF may not be able to invest in all securities included in its underlying index. The Underlying ETF may exclude certain securities included in its underlying index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Underlying ETF may sell certain securities to realize losses, causing it to deviate from its underlying index.

The Underlying ETF may not be fully invested at times, either as a result of cash flows into the Underlying ETF or reserves of cash held by the Underlying ETF to meet redemptions and expenses. If the Underlying ETF utilizes a sampling approach or otherwise does not hold all of the securities in its underlying index, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the securities in its underlying index with the same weightings as its underlying index.

To the extent the Underlying ETF calculates its NAV based on fair value prices and the value of its underlying index is based on securities closing prices on local foreign markets, (i.e. the value of its underlying index is not based on fair value prices) or the

7

Underlying ETF otherwise calculates its NAV based on prices that differ from those used in calculating its underlying index, the Underlying ETF’s ability to track its underlying index may be adversely affected.

Asset Class Risk. Securities held by the Underlying ETFs may underperform in comparison to the general securities markets and/or other asset classes.

Equity Securities. The value of equity securities owned by the Underlying ETFs will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and mid capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies.

Foreign Investment Risk. An Underlying ETF’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers of U.S. securities, and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Underlying ETF’s ability to invest in foreign securities or may prevent the Underlying ETF from repatriating its investments.

Emerging Market Securities Risk. An Underlying ETF’s investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Brazil Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in Brazilian equity securities. Such investment subjects the Fund to legal, regulatory, political, security and economic risk specific to Brazil. Among other things, investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. In addition, the Brazilian securities markets may be subject to greater market volatility, lower trading volume, greater risk of market shut down, higher transactional and custody costs, decreased market liquidity and various administrative difficulties, such as delays in clearing and settling portfolio transactions. The Brazilian government has

8

often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Brazil is heavily dependent on exports to its trading partners, including the United States, China and other countries in Central and South America, and reduction in spending on Brazilian products or adverse economic events in any of these countries may impact the Brazilian economy. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on an Underlying ETF’s investments.

Indonesia Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Indonesian companies. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to Indonesia. Among other things, the Indonesian economy is heavily dependent on trading relationships with certain key trading partners, including China, Japan, Singapore and the United States. A slow down in demand for Indonesian exports may negatively affect Indonesia’s economy and as a result, the issuers to which the Underlying ETF has exposure. In the past, Indonesia has experienced incidents involving acts of terrorism, predominantly targeted at foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

India Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Indian companies. Such investment subjects the Fund to a considerable degree of economic, political and social instability risk. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, which, in the future, could have a significant effect on the Indian economy. There are no guarantees the gains in the Indian economy will continue. There can be no assurance that the Indian government will continue to implement economic structural reforms, liberalize India’s exchange and trade policies, reduce the fiscal deficit, control inflation, promote sound monetary policy or continue to place greater reliance on market mechanisms to direct economic activity. Religious and border disputes persist in India, and the country has experienced civil unrest and hostilities with neighboring countries such as Pakistan. Investment and repatriation restrictions in India may impact the ability of the underlying ETF to track its underlying index.

South Korea Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of South Korean issuers. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to South Korea. Among other things, substantial

9

political tensions exist between North Korea and South Korea and these political tensions have recently escalated. Either the threat of an outbreak of hostilities or the outright outbreak of hostilities between the two nations would likely adversely impact the South Korean economy. In addition, due mainly to a rapidly aging population and structural problems, South Korea’s economic growth potential has recently been on a decline.

China Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Chinese issuers. Such investment subjects the Fund to a considerable degree of economic, political and social instability risk. Among other things, disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. A greater risk of social unrest and conflicts with other countries may lead to currency fluctuations, currency convertibility restrictions, interest rate fluctuations and higher rates of inflation. In addition, sudden and significant investment losses could arise from unanticipated political or social developments. The risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested is greater than in most developed markets due to the extensive involvement of the Chinese government in economic regulation and intervention.

Turkey Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Turkish issuers. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to Turkey. The Turkish economy lacks access to its own natural resources and is highly import-dependent. Among other things, the Turkish economy is dependent upon exports to other economies, specifically to Germany, other EU countries and Iraq. Any change in the price or demand for Turkish exports may have an adverse effect on the Turkish economy. Acts of terrorism against Turkey and strained relations related to border disputes with certain neighboring countries may cause uncertainty in the Turkish stock market and as a result adversely affect issuers to which the Underlying ETF has exposure.

Mexico Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities in Mexican issuers. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to Mexico. Among other things, the Mexican economy is highly dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Mexico has been experiencing an outbreak of violence related to drug trafficking for the past several years. Such security concerns may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets.

Russia Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities in Russian issuers. Such investment subjects the Fund to legal, regulatory, political, currency, security and

10

economic risk specific to Russia. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The securities markets of Russia are underdeveloped and are significantly less correlated to global economic cycles than those markets located in more developed countries, which results in greater risks of market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. The Russian government may restrict or control foreign investors from investing in securities of issuers located or operating in Russia. In addition, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. Additionally, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy. In addition, the recent economic and political turmoil in Russia and the effects on the recent global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble and on the values of the Underlying ETF’s investments.

Currency Risk. Underlying ETF’s investments in non-U.S. securities that trade in, and whose issuers receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying ETF.

Depositary Receipts. Underlying ETFs may invest in depositary receipts, which are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company, and are subject to the risks associated with the underlying international securities. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.

Market Volatility. Underlying ETFs may invest in volatile financial markets and this can result in greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

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Fixed Income Securities. Fixed-income securities; including U.S. Treasury securities, that an Underlying ETF holds are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Concentration. To the extent that the Underlying ETF’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Non-Diversification Risk. To the extent an Underlying ETF invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Underlying ETF’s performance will be more vulnerable to changes in the market value of that single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

Sampling Risk. Certain Underlying ETFs’ use of a representative sampling approach will result in their holding a smaller number of securities than are in their respective underlying indexes. As a result, an adverse development to an issuer of securities that an Underlying ETF holds could result in a greater decline in the Underlying ETF’s net asset value than would be the case if the Underlying ETF held all of the securities in its underlying index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater.

Valuation Risk. Because foreign exchanges may be open on days when an Underlying ETF does not price its shares, the value of the non-U.S. securities in the Underlying ETF’s portfolio may change on days when shareholders, such as the Fund, will not be able to purchase or sell the Underlying ETF’s shares.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.alpsfunds.com or by calling 855.325.8019.

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns For the periods ended December 31, 2013	1 Year	Since Inception
		(December 20, 2012)
Return Before Taxes	-17.51%	-15.78%
Return After Taxes on Distributions	-17.92%	-16.18%
Return After Taxes on Distributions and Sale of Fund Shares	-9.64%	-12.05%

GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index (reflects no deduction for fees, expenses or taxes)	-14.92%	-13.19%
MSCI EM TR Net Index (reflects no deduction for fees, expenses or taxes)	-2.60%	-2.27%

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Manager

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. has been responsible for the day to day management of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

SUMMARY SECTION

ALPS/GS MOMENTUM BUILDER® MULTI-ASSET INDEX ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that closely correspond generally, before fees and expenses, to the performance of the GS Momentum Builder® Multi-Asset Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.68%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.27%
Total Annual Fund Operating Expenses	0.95%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$97	$303	$525	$1,165

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal period December 20, 2012 (commencement) through November 30, 2013, the Fund’s turnover rate was 271% of the average value of the Fund.

Principal Investment Strategies

The Fund is an index-based exchange traded fund (“ETF”) that seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. The Fund is a fund of funds as it principally invests its assets in the ETFs included in the Underlying Index (“Underlying ETFs”), instead of individual securities. The Underlying ETFs are also passively managed and seek investment results that correspond to their own indexes (with the exception of one Underlying ETF which is actively managed). The Underlying ETFs invest across asset classes. The Underlying ETFs primarily invest in global equities, including emerging markets, as well as commodities, real estate and U.S. and international fixed income securities. The Fund will invest at least 80% of its total assets in securities of the Underlying ETFs that comprise the Underlying Index. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy.

The Underlying Index is comprised of shares of ETFs whose underlying indexes track U.S., international, developed and emerging equity markets, commodity markets, real estate markets and U.S. and international fixed income markets. The fixed income securities in which Underlying ETFs may invest include U.S. Treasury securities and investment grade, high yield, international and emerging market bonds, and may include bonds with a wide range of maturities (though typically not less than one year. Using a methodology (the “Methodology”) developed by Goldman, Sachs & Co. (the “Index Provider”), the Underlying Index seeks to provide exposure to price momentum of these markets and U.S. Treasury securities by reflecting the combination of Underlying ETF weightings that would have provided the highest six-month historical return, subject to the constraints on maximum and minimum weights and volatility controls described below. The Underlying Index is rebalanced monthly, but may also be rebalanced as frequently as daily if the daily volatility control is triggered.

Two levels of volatility control are applied to the Underlying Index. The monthly volatility control is performed on each monthly rebalancing date so that the Underlying Index is rebalanced in a manner which sets a maximum limit on the annualized historic six-month “realized” volatility (as defined below) of any selected combination of ETF weights (such limit being a “Volatility Target”). The daily volatility control rebalances a portion or all of the current Underlying Index components into ETFs, which invest in short-term U.S. Treasury securities, in order to reduce volatility when the annualized historic three-month volatility of the current Underlying Index components exceeds a predetermined level (such level being the “Daily Volatility Control Level”). The Fund will rebalance its portfolio in accordance with any such Underlying Index rebalances. Accordingly, the Fund may invest up to 100% of its assets in such U.S. Treasury ETFs from time to time. Following any rebalance resulting from the Underlying Index components volatility exceeding the Daily Volatility Control Level, the Underlying Index is rebalanced into its prior composition when the annualized historic three-month volatility of such composition declines below the Daily Volatility Control Level.

The applicable Volatility Target and Volatility Control Level for the Underlying Index are listed in the table below.

Underlying Index	Volatility Target	Daily Volatility Control Level
GS Momentum Builder® Multi-Asset Index	8%	10%

Realized volatility is an historical calculation of the degree of movement based on prices or values of an asset observed periodically in the market over a specific period. The realized volatility of an asset is characterized by the frequency of the observations of the asset price used in the calculation and the period over which observations are made. The Methodology utilizes six-month realized volatility with respect to each monthly rebalance of the Underlying Index, while the Daily Volatility Control Level utilizes three month realized volatility. In each case, realized volatility is calculated by Structured Solutions AG (the “Calculation Agent”) from daily closing prices of the shares of the Underlying ETFs over the applicable period and then annualized.

Set forth below are the ranges for which each Underlying Index constituent may be represented in the Underlying Index (and thus the Fund):

Underlying ETF	Minimum Weight	Maximum Weight
iShares Barclays 7-10 Year Treasury Bond Fund	0%	50%
iShares Barclays 20+ Year Treasury Bond Fund	0%	50%
iShares Russell 1000 Index Fund	0%	30%
iShares Russell 2000 Index Fund	0%	30%
iShares MSCI EAFE Index Fund	0%	30%
Vanguard MSCI Emerging Markets ETF	0%	30%
iShares S&P GSCI Commodity-Indexed Trust*	0%	25%
iShares Core Total U.S. Bond Market ETF	0%	30%
iShares iBoxx $ High Yield Corporate Bond Fund	0%	30%

iShares Barclays Treasury Inflation Protected Securities Bond Fund	0%	30%
SPDR® Barclays International Treasury Bond ETF	0%	30%
Underlying ETF	Minimum Weight	Maximum Weight
iShares JPMorgan USD Emerging Markets Bond Fund	0%	30%
WisdomTree Emerging Markets Local Debt Fund	0%	30%
iShares Dow Jones U.S. Real Estate Index Fund	0%	30%
iShares S&P Latin America 40 Index Fund	0%	30%
PowerShares DB Gold Fund*	0%	25%
Deleverage Position**	0%	100%

*The sum of the weights of the iShares S&P GSCI Commodity-Indexed Trust and the PowerShares DB Gold Fund may not exceed 25%.

**The Deleverage Position means a hypothetical investment in a total return index comprised of 50% SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL) and 50% iShares Barclays Short Treasury Bond Fund (SHV), rebalanced on each monthly rebalancing date.

The Adviser, using a replication strategy, generally invests in all of the Underlying ETFs comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those Underlying ETFs in those weightings. In those circumstances, the Fund may purchase a sample of the Underlying ETFs in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another Underlying ETF in the Underlying Index, purchase securities or ETFs not in the Underlying Index which he Adviser believes are appropriate to substitute for certain Underlying ETFs in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell Underlying ETFs that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase Underlying ETFs not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

The Underlying Index is sponsored by the Index Provider and calculated by the Calculation Agent. Neither the Index Provider nor the Calculation Agent is affiliated with the Fund or Adviser. The Methodology provides that a committee established by the Index Provider may exercise limited discretion with respect to the Underlying Index as contemplated by the Methodology. Information about the Underlying Index, including the components and weightings of the components of the Underlying Index as well as the value of the Underlying Index and a copy of the Methodology, are available at www.structuredsolutions.de. The foregoing website address, and other website addresses included herein, are inactive textual references and such websites cannot be accessed by clicking on any of the website addresses herein. Information in such websites is not part of this Prospectus. Additional information regarding the Index Provider is provided in the “Index Provider” section of the Fund’s Prospectus.

Industry Concentration Policy. The Underlying ETFs will concentrate their investments (i.e., hold 25% or more of their total assets) in a particular industry or group of industries to approximately the same extent that their respective indexes are concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. As a result the Fund may also be concentrated to the extent the Underlying ETFs and their underlying indexes are so concentrated.

The Fund is a “nondiversified” investment company for purposes of the Investment Company Act of 1940 because it invests in the securities of a limited number of issuers (i.e., the Underlying ETFs). However, some of the Underlying ETFs in which the Fund invests are diversified investment companies, and therefore the Fund is less subject to the risks of greater market fluctuation and price volatility normally associated with nondiversified investment companies.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Costs of Investing in Underlying ETFs. When the Fund invests in Underlying ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETFs’ expenses (including operating costs and management fees). Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying ETF.

Investing in Underlying ETFs. The assets of the Fund are invested primarily in shares of the Underlying ETFs, and the investment performance of the Fund is directly related to the investment performance of the Underlying ETFs in which it invests. The Fund is therefore also exposed to the risks arising from the Underlying ETFs’ investments.

Passive Strategy/Index. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of Underlying ETFs. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent Underlying ETFs of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower or higher than if the Fund employed an active strategy.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s Underlying ETF holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Volatility Control Risk. The Underlying Index’s daily and monthly volatility controls are based on historical data and may not accurately predict future volatility. By seeking to track the Underlying Index when the daily or monthly volatility controls are triggered, the Fund may underperform in comparison to the general securities markets and/or other asset classes.

Concentration. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market (including the market of a particular country or geographic region), industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Non-Diversification Risk. A non-diversified fund is subject to additional risk. To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Fund were a diversified fund.

Methodology Risk. At each monthly rebalancing date, the weight of the Underlying ETFs is determined by the Methodology. There can be no assurance that the dates on which rebalancing occurs or the six month historical return window period used by the Methodology will optimize the weighting of the Underlying ETFs. Further, the constraints on the maximum and minimum weighting and volatility control targets in the Methodology may lead to periods when the Underlying Index, and therefore the Fund, underperform the general securities markets and/or other asset classes, potentially by a significant margin.

Momentum Style Risk. The Underlying Index is intended to provide exposure to price momentum of certain U.S., international, developed and emerging equity markets, commodity markets, real estate markets and U. S. fixed income markets, and as a result the Underlying Index, and therefore the Fund, may be more volatile than a more broadly based conventional index. In addition, there may be periods when the momentum style is out of favor and at such times the performance of the Underlying Index, and therefore the Fund, may be lower than that of more broadly based conventional indexes, potentially by a significant margin.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s share price and/or net asset value to experience significant increases or decreases in value over short periods of time.

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of the Underlying Index, and therefore the Fund’s investments. Rebalancing is expected to occur monthly, and may occur more frequently to the extent the daily volatility control is triggered. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Generally, it is expected that the risks of the Fund are proportional to the holdings of the Underlying ETFs. The following are the principal risks associated with investing in the Underlying ETFs which are also principal risks of investing in the Fund as a result of its investment in the Underlying ETFs:

Passive Strategy/Index. The Underlying ETFs are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities (except for one Underlying ETF which is actively managed). This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Underlying ETFs may hold constituent securities of their underlying indexes regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underlying ETF’s return to be lower or higher than if the Underlying ETF employed an active strategy.

Non-Correlation Risk. An Underlying ETF’s return may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Underlying ETF’s holdings to reflect changes in the composition of its underlying index. In addition, the performance of the Underlying ETF may vary from that of its underlying index as a result of legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Underlying ETF’s return and the return of its underlying index.

Due to legal and regulatory rules and limitations, the Underlying ETF may not be able to invest in all securities included in its underlying index. The Underlying ETF may exclude certain securities included in its underlying index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Underlying ETF may sell certain securities to realize losses, causing it to deviate from its underlying index.

The Underlying ETF may not be fully invested at times, either as a result of cash flows into the Underlying ETF or reserves of cash held by the Underlying ETF to meet redemptions and expenses. If the Underlying ETF utilizes a sampling approach or otherwise does not hold all of the securities in its underlying index, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the securities in its underlying index with the same weightings as its underlying index.

To the extent the Underlying ETF calculates its NAV based on fair value prices and the value of its underlying index is based on securities closing prices on local foreign markets, (i.e. the value of its underlying index is not based on fair value prices) or the Underlying ETF otherwise calculates its NAV based on prices that differ from those used in calculating its underlying index, the Underlying ETF’s ability to track its underlying index may be adversely affected.

Active Management Risk. One Underlying ETF is subject to management risk because it is an actively managed portfolio. In managing the Underlying ETF’s portfolio securities, its investment adviser will apply investment techniques and risk analyses in making investment decisions for such Underlying ETF, but there can be no guarantee that these will produce the desired results.

Asset Class Risk. Securities held by the Underlying ETFs may underperform in comparison to the general securities markets and/or other asset classes.

Equity Securities. The value of equity securities owned by the Underlying ETFs will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and mid capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies.

Foreign Investment Risk. An Underlying ETF’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers of U.S. securities, and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Underlying ETF’s ability to invest in foreign securities or may prevent the Underlying ETF from repatriating its investments.

Emerging Market Securities Risk. An Underlying ETF’s investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Central and South American Investment Risk. An Underlying ETF’s investments in certain Central and South American countries may expose the Fund to the economic risks of these countries including, but not limited to, high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, many countries in these regions are sensitive to fluctuation in the prices of commodities (such as oil, gas and minerals), which represent a significant percentage of these countries’ exports. A country’s economy may be adversely affected by adverse economic events in another country.

Currency Risk. Underlying ETFs’ investments in non-U.S. securities that trade in, and whose issuers receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying ETF.

Forward Currency Contracts. Underlying ETFs may enter into forward currency contracts. If forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

Depositary Receipts. Underlying ETFs may invest in depositary receipts, which are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company, and are subject to the risks associated with the underlying international securities. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.

Market Volatility. Underlying ETFs may invest in volatile financial markets and this can result in greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

Fixed Income Securities. Fixed-income securities that an Underlying ETF holds are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

High Yield Securities. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Mortgage-Backed Securities Risk. An Underlying ETF may invest in mortgage-backed securities issued by Government National Mortgage Association (“GNMA”), the Federal

National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). Mortgage-backed securities are subject to prepayment risk and extension risk (as described above) and may react differently to changes in interest rates than other bonds, which may significantly reduce their value. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and thus could result in losses to the Underlying ETF.

There is also risk associated with the roll market for mortgage-backed securities. First, the value and safety of the roll depends entirely upon the counterparty’s ability to redeliver the security at the termination of the roll. Therefore, the counterparty to a roll must meet the same credit criteria as any existing repurchase counterparty. Second, the security which is redelivered at the end of the roll period must be substantially the same as the initial security, i.e., must have the same coupon, be issued by the same agency and be of the same type, have the same original stated term to maturity, be priced to result in similar market yields and be “good delivery.” Within these parameters, however, the actual pools that are redelivered could be less desirable than those originally rolled, especially with respect to prepayment characteristics.

Commodity Risk. Exposure to the commodities markets may subject the Underlying ETFs to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity and international economic, political and regulatory developments. The use of leveraged commodity-linked derivatives creates an opportunity for increased return, but also creates the possibility for a greater loss.

Tax Risk Related to Commodity Exposure. The Fund may gain commodity exposure through investment in Underlying ETFs that are treated as regulated investment companies (“RICs”) or “qualified publicly traded partnerships” or grantor trusts for federal income tax purposes. An Underlying ETF that seeks to qualify as a RIC may gain commodity exposure through investment in commodity-linked notes and in subsidiaries that invest in commodity-linked instruments. Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC, which could result in adverse consequences to the Fund.

Real Estate Securities. Just as real estate values go up and down, the value of the securities of companies involved in the industry also fluctuates. Real estate securities, including REITs, may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.

Sovereign Debt Risk. Investments in sovereign debt securities involve the risk that the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest due to the extent of its foreign reserves, cash flow problems, political considerations, the relative size of the debt service burden to the economy as a whole or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payment of principal or interest, an Underlying ETF may have limited legal recourse against the issuer and/or guarantor.

Emerging Markets Sovereign Debt Risk. Historically, certain government issuers in emerging markets have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. There can be no assurance that the securities in which an Underlying ETF invests will not be subject to restructuring arrangements or to requests for additional credit.

Concentration. To the extent that the Underlying ETF’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Non-Diversification Risk. To the extent an Underlying ETF invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Underlying ETF’s performance will be more vulnerable to changes in the market value of that single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

Gold Risk. The value of shares of an Underlying ETF that invests in gold depends on the price of gold; therefore it is subject to fluctuations similar to those affecting gold prices. The price of gold has fluctuated widely over the past several years. If gold markets continue to be characterized by the wide fluctuations that they have shown in the past several years, the value of an Underlying ETF that invests in gold will change widely and in an unpredictable manner. This exposes the Fund’s investment in the Underlying ETF to potential losses if the Fund needs to sell some or all of its investment in such Underlying ETF at a time when the price of gold is lower than it was when the Fund made its investment. Even if the Fund is able to hold its shares of the Underlying ETF for the mid- or long-term the Fund may never realize a profit, because gold markets have historically experienced extended periods of flat or declining prices. Following an investment in an Underlying ETF that invests in gold, several factors may have the effect of causing a decline in the prices of gold and a corresponding decline in the value of the Underlying ETF. Among them: (i) large sales, including those by the official sector (government, central banks and related institutions), which own a significant portion of the aggregate world holdings. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the value of an Underlying

ETF that invests in gold will be adversely affected; (ii) a significant increase in gold hedging activity by gold producers. Should there be an increase in the level of hedge activity of gold producing companies, it could cause a decline in world gold prices, adversely affecting the value of the Underlying ETF; and (iii) a significant change in the attitude of speculators and investors towards gold. Should the speculative community take a negative view towards gold, it could cause a decline in world gold prices, negatively impacting the value of the Underlying ETF.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.alpsfunds.com or by calling 855.325.8019.

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns For the periods ended December 31, 2013	1 Year	Since Inception (December 20, 2012)
Return Before Taxes	4.79%	5.20%
Return After Taxes on Distributions	4.17%	4.60%
Return After Taxes on Distributions and Sale of Fund Shares	2.87%	3.78%

GS Momentum Builder® Multi-Asset Index (reflects no deduction for fees, expenses or taxes)	7.97%	8.29%
60% S&P 500® Total Return Index and 40% Barclays US Aggregate Index (reflects no deduction for fees, expenses or taxes)	17.56%	16.67%

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Manager

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. has been responsible for the day to day management of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

SUMMARY SECTION

ALPS/GS MOMENTUM BUILDER® ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.68%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.50%
Total Annual Fund Operating Expenses	1.18%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$120	$375	$649	$1,430

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal period December 20, 2012 (commencement) through November 30, 2013, the Fund’s portfolio turnover rate was 403% of the average value of the Fund.

Principal Investment Strategies

The Fund is an index-based exchange traded fund (“ETF”) that seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. The Fund is a fund of funds as it principally invests its assets in the ETFs included in the Underlying Index (“Underlying ETFs”), instead of individual securities. The Underlying ETFs are also passively managed and seek investment results that correspond to their own underlying indexes. The Underlying ETFs invest primarily in securities of equity markets in Asia (excluding Japan) and U.S. Treasury securities. The Fund will invest at least 80% of its total assets in securities of the Underlying ETFs that comprise the Underlying Index. In addition, under normal circumstances, the Fund will invest at least 80% of its total assets in Underlying ETFs which invest in securities of equity markets in Asia (excluding Japan) and U.S. Treasury securities. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in either 80% investment policy.

The Underlying Index is comprised of shares of ETFs whose underlying indexes track the equity markets of the following countries in Asia: India, China, Thailand, Taiwan, Hong Kong, Indonesia, Singapore, Malaysia, South Korea and Australia (“Asia ex-Japan markets”), as well as shares of ETFs whose underlying indexes track U.S. Treasury securities. Using a methodology (the “Methodology”) developed by Goldman, Sachs & Co. (the “Index Provider”), the Underlying Index seeks to provide exposure to price momentum of these equity markets and U.S. Treasury securities by reflecting the combination of Underlying ETF weightings that would have provided the highest six-month historical return, subject to the constraints on maximum and minimum weights and volatility controls described below. The Underlying Index is rebalanced monthly, but may also be rebalanced as frequently as daily if the daily volatility control is triggered.

Two levels of volatility control are applied to the Underlying Index. The monthly volatility control is performed on each monthly rebalancing date so that the Underlying Index is rebalanced in a manner which sets a maximum limit on the annualized historic six-month “realized” volatility (as defined below) of any selected combination of ETF weights(such limit being a “Volatility Target”). The daily volatility control rebalances a portion or all of the current Underlying Index components into ETFs, which invest in short-term U.S. Treasury securities, in order to reduce volatility when the annualized historic three-month volatility of the current Underlying Index components exceeds a predetermined level (such level being the “Daily Volatility Control Level”). The Fund will rebalance its portfolio in accordance with any such

Underlying Index rebalances. Accordingly, the Fund may invest up to 100% of its assets in such U.S. Treasury ETFs from time to time. Following any rebalance resulting from the Underlying Index components’ volatility exceeding the Daily Volatility Control Level, the Underlying Index is rebalanced into its prior composition when the annualized historic three-month volatility of such composition declines below the Daily Volatility Control Level.

The applicable Volatility Target and Volatility Control Level for the Underlying Index are listed in the table below.

Underlying Index	Volatility Target	Daily Volatility Control Level
GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index	20%	22%

Realized volatility is an historical calculation of the degree of movement based on prices or values of an asset observed periodically in the market over a specific period. The realized volatility of an asset is characterized by the frequency of the observations of the asset price used in the calculation and the period over which observations are made. The Methodology utilizes six-month realized volatility, which is calculated by Structured Solutions AG (the “Calculation Agent”) from daily closing prices of the shares of the Underlying ETFs over the applicable period and then annualized.

Set forth below are the ranges for which each Underlying Index constituent may be represented in the Underlying Index (and thus the Fund):

Underlying ETF	Minimum Weight	Maximum Weight
iShares Barclays 7-10 Year Treasury Bond Fund	0%	50%
iShares Barclays 20+ Year Treasury Bond Fund	0%	50%
WisdomTree India Earnings Fund	0%	30%
iShares FTSE China 25 Index Fund	0%	30%
iShares MSCI Thailand Investable Market Index Fund	0%	30%
iShares MSCI Taiwan Index Fund	0%	30%
iShares MSCI Hong Kong Index Fund	0%	30%
Market Vectors® Indonesia Index ETF	0%	30%
iShares MSCI Singapore Index Fund	0%	30%

iShares MSCI Malaysia Index Fund	0%	30%
iShares MSCI South Korea Index Fund	0%	30%
iShares MSCI Australia Index Fund	0%	30%
Deleverage Position*	0%	100%

*The Deleverage Position means a hypothetical investment in a total return index comprised of 50% SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL) and 50% iShares Barclays Short Treasury Bond Fund (SHV), rebalanced on each monthly rebalancing date.

The Adviser, using a replication strategy, generally invests in all of the Underlying ETFs comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those Underlying ETFs in those weightings. In those circumstances, the Fund may purchase a sample of the Underlying ETFs in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another Underlying ETF in the Underlying Index, purchase securities or ETFs not in the Underlying Index which the Adviser believes are appropriate to substitute for certain Underlying ETFs in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell Underlying ETFs that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase Underlying ETFs not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

The Underlying Index is sponsored by the Index Provider and calculated by the Calculation Agent. Neither the Index Provider nor the Calculation Agent is affiliated with the Fund or Adviser. The Methodology provides that a committee established by the Index Provider may exercise limited discretion with respect to the Underlying Index as contemplated by the Methodology. Information about the Underlying Index, including the components and weightings of the components of the Underlying Index as well as the value of the Underlying Index and a copy of the Methodology, are available at www.structuredsolutions.de. The foregoing website address, and other website addresses included herein, are inactive textual references and such websites cannot be accessed by clicking on any of the website addresses herein. Information in such websites is not part of this Prospectus. Additional information regarding the Index Provider is provided in the “Index Provider” section of the Fund’s Prospectus.

Industry Concentration Policy. The Underlying ETFs will concentrate their investments (i.e., hold 25% or more of their total assets) in a particular industry or group of industries to approximately the same extent that their respective indexes are concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. As a result, the Fund may also be concentrated to the extent the Underlying ETFs and the underlying indexes are so concentrated.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Costs of Investing in Underlying ETFs. When the Fund invests in Underlying ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETFs’ expenses (including operating costs and management fees). Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying ETF.

Investing in Underlying ETFs. The assets of the Fund are invested primarily in shares of the Underlying ETFs, and the investment performance of the Fund is directly related to the investment performance of the Underlying ETFs in which it invests. The Fund is therefore also exposed to the risks arising from the Underlying ETFs’ investments.

Passive Strategy/Index. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of Underlying ETFs. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent Underlying ETFs of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower or higher than if the Fund employed an active strategy.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s Underlying ETF holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Volatility Control Risk. The Underlying Index’s daily and monthly volatility controls are based on historical data and may not accurately predict future volatility. By seeking to track the Underlying Index when the daily or monthly volatility controls are triggered, the Fund may underperform in comparison to the general securities markets and/or other asset classes.

Concentration. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market (including the market of a particular country or geographic region), industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Methodology Risk. At each monthly rebalancing date, the weight of the Underlying ETFs is determined by the Methodology. There can be no assurance that the dates on which rebalancing occurs or the six month historical return window period used by the Methodology will optimize the weighting of the Underlying ETFs. Further, the constraints on the maximum and minimum weighting and volatility control targets in the Methodology may lead to periods when the Underlying Index, and therefore the Fund, underperform the general securities markets and/or other asset classes, potentially by a significant margin.

Momentum Style Risk. The Underlying Index is intended to provide exposure to price momentum of certain equity and U.S. fixed income markets, and as a result the Underlying Index, and therefore the Fund, may be more volatile than a more broadly based conventional index. In addition, there may be periods when the momentum style is out of favor and at such times the performance of the Underlying Index, and therefore the Fund may be lower than that of more broadly based conventional indexes, potentially by a significant margin.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s share price and/or net asset value to experience significant increases or decreases in value over short periods of time.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

The Fund may engage in active and frequent trading of its portfolio securities in connection with the monthly rebalancing of the Underlying Index, and therefore the Fund’s investments. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund’s shareholders, the Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

Generally, it is expected that the risks of the Fund are proportional to the holdings of the Underlying ETFs. The following are the principal risks associated with investing in the Underlying ETFs which are also principal risks of investing in the Fund as a result of its investment in the Underlying ETFs:

Passive Strategy/Index. The Underlying ETFs are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Underlying ETFs may hold constituent securities of their underlying indexes regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Underlying ETF’s return to be lower or higher than if the Underlying ETF employed an active strategy.

Non-Correlation Risk. An Underlying ETF’s return may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF incurs a number of operating expenses not applicable to its underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Underlying ETF’s holdings to reflect changes in the composition of its underlying index. In addition, the performance of the Underlying ETF may vary from that of its underlying index as a result of legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Underlying ETF’s return and the return of its underlying index.

Due to legal and regulatory rules and limitations, the Underlying ETF may not be able to invest in all securities included in its underlying index. The Underlying ETF may exclude certain securities included in its underlying index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Underlying ETF may sell certain securities to realize losses, causing it to deviate from its underlying index.

The Underlying ETF may not be fully invested at times, either as a result of cash flows into the Underlying ETF or reserves of cash held by the Underlying ETF to meet redemptions and expenses. If the Underlying ETF utilizes a sampling approach or otherwise does not hold all of the securities in its underlying index, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the securities in its underlying index with the same weightings as its underlying index.

To the extent the Underlying ETF calculates its NAV based on fair value prices and the value of its underlying index is based on securities closing prices on local foreign markets, (i.e. the value of its underlying index is not based on fair value prices) or the Underlying ETF otherwise calculates its NAV based on prices that differ from those used in calculating its underlying index, the Underlying ETF’s ability to track its underlying index may be adversely affected.

Asset Class Risk. Securities held by the Underlying ETFs may underperform in comparison to the general securities markets and/or other asset classes.

Equity Securities. The value of equity securities owned by the Underlying ETFs will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and mid capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies.

Foreign Investment Risk. An Underlying ETF’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers of U.S. securities, and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Underlying ETF’s ability to invest in foreign securities or may prevent the Underlying ETF from repatriating its investments.

Emerging Market Securities Risk. An Underlying ETF’s investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Indonesia Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Indonesian companies. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to Indonesia. Among other things, the Indonesian economy is heavily dependent on trading relationships with certain key trading partners, including China, Japan, Singapore and the United States. A slow down in demand for Indonesian exports may negatively affect Indonesia’s economy and as a result, the issuers to which the Underlying ETF has exposure. In the past, Indonesia has experienced incidents involving acts of terrorism, predominantly targeted at foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

Malaysia Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Malaysian issuers. Such investment subjects the Fund to legal, regulatory, political, currency and economic risks specific to Malaysia. The Malaysian economy, among other things, is dependent upon external trade with other economies, specifically the United States, China, Japan and Singapore. As a result, Malaysia is dependent on the economies of these other countries and any change in the price or demand for Malaysian exports may have an adverse impact on the Malaysian economy. In addition, the Malaysian economy is heavily focused on the export of electronic goods. As a result, Malaysia’s reliance on the electronics sector makes it vulnerable to economic downturns in, among other sectors, the technology sector. In addition, volatility in the exchange rate of the Malaysian currency and general economic deterioration in the past has led to the imposition and then reversal of stringent capital controls, a prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. A levy was placed on profits repatriated by foreign entities (such as an Underlying ETF), which resulted in trading prices which materially differed from the NAV of applicable Underlying ETFs on many days. There can be no assurance that a similar levy will not be reinstated by Malaysian authorities in the future, with similar results. Malaysian capital controls have been changed in significant ways since they were adopted and without prior warning. There can be no assurance that Malaysian capital controls will not be changed in the future in ways that adversely affect an Underlying ETF and its shareholders, including the Fund.

Australasian Investment Risk. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.

South Korea Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of South Korean issuers. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to South Korea. Among other things, substantial political tensions exist between North Korea and South Korea and these political tensions have recently escalated. Either the threat of an outbreak of hostilities or the outright outbreak of hostilities between the two nations would likely adversely impact the South Korean economy. In addition, due mainly to a rapidly aging population and structural problems, South Korea’s economic growth potential has recently been on a decline.

China Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Chinese companies. Such investment subjects the Fund to a considerable degree of economic, political and social instability risk. Among other things, disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. A greater risk of social unrest and conflicts with other countries may lead to currency fluctuations, currency convertibility restrictions, interest rate fluctuations and higher rates of inflation. In addition, sudden and significant investment losses could arise from unanticipated political or social developments. The risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested is greater than in many developed markets due to the extensive involvement of the Chinese government in economic regulation and intervention.

India Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Indian companies. Such investment subjects the Fund to a considerable degree of economic, political and social instability risk. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, which, in the future, could have a significant effect on the Indian economy. There are no guarantees the gains in the Indian economy will continue. There can be no assurance that the Indian government will continue to implement economic structural reforms, liberalize India’s exchange and trade policies, reduce the fiscal deficit, control inflation, promote sound monetary policy or continue to place greater reliance on market mechanisms to direct economic activity. Religious and border disputes persist in India, and the country has experienced civil unrest and hostilities with neighboring countries such as Pakistan. Investment and repatriation restrictions in India may impact the ability of the Underlying ETF to track its underlying index.

Thailand Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Thai companies. Thailand’s economy is export-dependent and relies heavily on trading relationships with certain key trading partners, including the United States, China, Japan and other Asian countries. The recent reduction of domestic and international demand for both goods and services weakened Thailand’s economic growth. Thailand’s economy remains at risk from future changes in the price or the demand for Thailand’s exported products by the United States, China, Japan or other Asian countries, or changes in these countries’ economies, trade regulations or currency exchange rates.

Taiwan Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Taiwanese companies. Such investment subjects the Fund to a considerable degree of economic, political and social instability risk. Among other things, Taiwan’s geographic proximity and history of political contention with China have created a tension between these two countries that may materially affect the Taiwanese economy and its securities market. Taiwan remains vulnerable to fluctuations in the world economy due to it being largely export-oriented and dependent upon an open world trade regime.

Hong Kong Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Hong Kong companies. China is Hong Kong’s largest trading partner, both in terms of exports and imports, which subjects Hong Kong’s economy to the risk of any adverse impact caused by changes in the Chinese economy, trade regulations or currency exchange rates. Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic or social policies may result in an adverse effect on Hong Kong’s economy.

Singapore Investment Risk. The Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of companies in Singapore. Such investment subjects the Fund to a considerable degree of economic, political and social instability risk. Among other things, political and economic developments of its neighbors may have an adverse effect on Singapore’s economy. Singapore’s economy is closely aligned with the economies of its trading partners, because its economy is primarily export driven. Fluctuations in the world economy could have a negative impact on Singapore’s economy.

Currency Risk. Underlying ETFs’ investments in non-U.S. securities that trade in, and whose issuers receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying ETF.

Depositary Receipts. Underlying ETFs may invest in depositary receipts, which are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company, and are subject to the risks associated with the underlying international securities. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt.

Market Volatility. Underlying ETFs may invest in volatile financial markets and this can result in greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

Fixed Income Securities. Fixed-income securities, including U.S. Treasury securities, that an Underlying ETF holds are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Concentration. To the extent that the Underlying ETF’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Underlying ETF may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Non-Diversification Risk. To the extent an Underlying ETF invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Underlying ETF’s performance will be more vulnerable to changes in the market value of that single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.alpsfunds.com or by calling 855.325.8019.

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns For the periods ended December 31, 2013	1 Year	Since Inception (December 20, 2012)
Return Before Taxes	-12.73%	-10.99%
Return After Taxes on Distributions	-13.23%	-11.49%
Return After Taxes on Distributions and Sale of Fund Shares	-6.99%	-8.48%

GS Momentum Builder® Asia Ex-Japan Equities and U.S. Treasuries Index (reflects no deduction for fees, expenses or taxes)	-11.02%	-9.35%
MSCI AC Asia Ex-Japan TR Net Index (reflects no deduction for fees, expenses or taxes)	3.07%	3.19%

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Manager

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. has been responsible for the day to day management of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

SUMMARY SECTION

ALPS/GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the GS Risk-Adjusted Return U.S. Large Cap Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.55%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.55%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$56	$176	$307	$689

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal period December 20, 2012 (commencement) through November 30, 2013, the Fund’s portfolio turnover rate was 12% of the average value of the Fund.

Principal Investment Strategies

The Fund is an index-based exchange traded fund (“ETF”) that seeks investment results that closely correspond to the total return of the Underlying Index. The Underlying Index includes U.S. securities within the Russell 1000® Index selected in accordance with the proprietary methodology described below.

The Fund’s investment adviser, ALPS Advisors, Inc. (the “Adviser”), uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many other funds, the Fund does not try to “beat” the Underlying Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy. The Fund’s investment objective and the Underlying Index which the Fund seeks to track may be changed without shareholder approval.

The Underlying Index is designed to reflect the performance of a hypothetical portfolio of U.S. stocks that are anticipated to have the highest risk-adjusted returns based on a methodology (the “Methodology”) developed by Goldman, Sachs & Co. (the “Index Provider”). The Methodology selects a target of 50 stocks for inclusion in the Underlying Index from a subset of U.S. equity securities within the Russell 1000® Index that meet the minimum analysts coverage, liquidity and market capitalization requirements set forth below. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest capitalization securities in such index.

The Methodology classifies the stocks by sector, then sorts by the highest risk adjusted returns within each sector. Risk-adjusted returns are based on I/B/E/S (Institutional Brokers’ Estimate System) consensus 12-month target prices adjusted by their six month “realized” volatility (as defined below). All stocks are equally weighted and the number of stocks from each sector is determined by sector weightings using a risk-parity approach. Under this approach, the volatility of each sector is computed based on realized six-month volatility and sectors with relatively high realized volatility contribute proportionately fewer securities while sectors with relatively low realized volatility contribute proportionately more securities. The Underlying Index is rebalanced semiannually.

Stocks eligible for inclusion in the Underlying Index are constituents of the Russell 1000® Index which meet all of the following criteria at the close of the relevant determination date.

1)	Coverage. Such stocks have 5 or more analysts contributing to the consensus target price according to Thomson Reuters I/B/E/S.

2)	Market Capitalization. Such stocks rank in the top 90% of all stocks in the Russell 1000® Index measured by market capitalization.
3)	Average Daily Volume. Such stocks rank in the top 90% of all stocks in the Russell 1000® Index measured by 30 (calendar) days average daily volume (in USD). The 30 (calendar) days average daily volume is calculated using the previous 30 calendar days up to (and including ) the relevant determination date, based on the primary exchange price and volume across the all U.S. exchanges.
4)	Corporate Actions. Since the immediately preceding rebalancing date, such stocks have not (i) announced delisting or bankruptcy according to Bloomberg or Reuters or (ii) been delisted or undergone bankruptcy.

The Underlying Index is calculated on a total return basis, with all distributions reinvested.

Realized volatility is an historical calculation of the degree of movement based on prices or values of an asset observed periodically in the market over a specific period. The realized volatility of an asset is characterized by the frequency of the observations of the asset price used in the calculation and the period over which observations are made. The Methodology utilizes six-month realized volatility, which is calculated by the Thomson Reuters (Markets) LLC (the “Calculation Agent”) from daily closing asset prices of the stocks in each sector over a six-month period and then annualized.

The Adviser, using a replication strategy, generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

The Underlying Index is sponsored by the Index Provider and calculated by the Calculation Agent. Neither the Index Provider nor the Calculation Agent is affiliated with the Fund or the Adviser. The Methodology provides that a committee established by the Index Provider may exercise limited discretion with respect to the Underlying Index as contemplated by the Methodology. Information about the Underlying Index, including the components and weightings of the components of the Underlying Index as well as the value of the Underlying Index and a copy of the Methodology, are available at www.thomsonreuters.com. The foregoing website address, and other website addresses included herein, are inactive textual references and such websites cannot be accessed by clicking on any of the website addresses herein. Information in such websites is not part of this Prospectus. Additional information regarding the Index Provider is provided in the “Index Provider” section of the Fund’s Prospectus.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Passive Strategy/Index. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower or higher than if the Fund employed an active strategy.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s Underlying ETF holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions.

Market Trading Risks. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Fund’s shares trading at a premium or discount to net asset value.

Concentration. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market (including the market of a particular country or geographic region), industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Market Volatility. Volatile financial markets can result in greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

Risk-Parity Risk. There can be no assurance that employing a “risk parity” approach to determine the number of stocks from each sector to include the securities in the Underlying Index will achieve any particular level of return, outperform indexes that use alternative approaches or will, in fact, reduce volatility or potential loss. Further, there can be no assurance that the number of stocks from each sector included in the Underlying Index at any given time is the optimal number of stocks for the Underlying Index or that the Underlying Index will outperform similar indexes with different numbers of stocks. By seeking to track the Underlying Index, the Fund is also susceptible to this risk.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s share price and/or net asset value to experience significant increases or decreases in value over short periods of time.

Methodology Risk. At each rebalancing, the stocks to be included in the Underlying Index are determined by the Methodology. There can be no assurance that any rebalancing will result in an optimal number of stocks in the Underlying Index or that the dates on which the rebalancings occur are the optimal dates to rebalance the Underlying Index. Further, there can be no assurance that the Methodology’s use of the six month historical realized volatility period will result in the Underlying Index outperforming similar indexes that use different time periods for determining volatility or other methodologies entirely. Since it is seeking to track the Underlying Index, the Fund will also be susceptible to this risk.

I/B/E/S Risk. The Methodology uses I/B/E/S consensus 12-month target prices adjusted by their historic six-month realized volatility to select stocks for inclusion in the Underlying Index. Such consensus target prices are subject to revision and may not be reliable predictors of future stock prices. If the number or quality of analysts covering the stocks in the Russell 1000® Index were to decline materially, and if I/B/E/S consensus target prices are unreliable or cease to be available, the stocks selected by the Methodology may not be the optimal selection of stocks for the Underlying Index, which may cause the value of the Underlying Index and/or the Fund to be less than it would be if another input were used for stock selection. Further, adjusting I/B/E/S consensus target prices by their historic six-month realized volatility may not result in the Underlying Index, and thus the Fund, outperforming another index that employs an alternative approach or that does not adjust consensus target prices by realized volatility.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Underlying Index and of another benchmark of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.alpsfunds.com or by calling 855.325.8019.

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns For the periods ended December 31, 2013	1 Year	Since Inception (December 20, 2012)
Return Before Taxes	28.45%	26.25%
Return After Taxes on Distributions	28.04%	25.86%
Return After Taxes on Distributions and Sale of Fund Shares	16.39%	19.98%

GS Risk-Adjusted Return U.S. Large Cap Index (reflects no deduction for fees, expenses or taxes)	29.30%	27.03%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	33.11%	31.17%

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Manager

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. has been responsible for the day to day management of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

INTRODUCTION—ALPS ETF TRUST

The ALPS ETF Trust (the “Trust”) is an investment company currently consisting of twenty-one separate exchange-traded “index funds.” This prospectus relates to the ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF, ALPS/GS Momentum Builder® Multi-Asset Index ETF, ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF and ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF (the “Funds”). Each Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of a specified benchmark index. ALPS Advisors, Inc. (the “Adviser”) is the investment adviser for the Funds.

Each Fund’s shares (the “Shares”) are listed on the NYSE Arca, Inc. (“NYSE Arca”). Each Fund’s Shares trade at market prices that may differ to some degree from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, each Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

ADDITIONAL INFORMATION REGARDING THE FUNDS’ INVESTMENT OBJECTIVES

Each Fund’s investment objective and the Underlying Index which each respective Fund seeks to track may be changed without shareholder approval.

ADDITIONAL INFORMATION REGARDING THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

Each Fund is an index-based exchange-traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. Each Fund is designed to track the performance of an index. Similar to shares of an index mutual fund, each share of a Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of a Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Adviser uses a “passive” or indexing approach to try to achieve each Fund’s investment objective. Unlike many other funds, each Fund does not try to “beat” the Underlying Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Each Fund will invest at least 80% of its total assets in the securities that comprise its respective Underlying Index (which in the case of the Funds other than the ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF are the securities of the Underlying ETFs that comprise the respective Underlying Index. Each Fund is required to provide 60 days’ notice to its shareholders prior to a change in this policy.

The Adviser seeks to track the performance of a Fund’s Underlying Index as closely as possible (i.e., obtain a high degree of correlation with the Underlying Index). A number of factors may affect a Fund’s ability to achieve a high correlation with its Underlying Index, and there can be no guarantee that a Fund will achieve a high degree of correlation.

The Adviser utilizes a replication methodology with respect to each Fund. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its Underlying Index in approximately the same proportions as in the Underlying Index. The quantity of holdings in each Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from each Underlying Index. The Adviser may sell securities that are represented in an Underlying Index, or purchase securities that are not yet represented in an Underlying Index, in anticipation of their removal from or addition to an Underlying Index. Further, the Adviser may choose to overweight securities in an Underlying Index, purchase or sell securities not in an Underlying Index, or utilize various combinations of other available techniques, in seeking to track an Underlying Index.

ADDITIONAL INFORMATION REGARDING INDEX METHODOLOGIES

With respect to the GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index, GS Momentum Builder® Multi-Asset Index and the GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index (collectively, the “Momentum Builder Indices”), the Methodology has a daily volatility control. This has the effect of reducing the exposure of the Momentum Builder Indices to the performance of certain of the Underlying ETFs by rebalancing a portion of the Momentum Builder Indices into a Deleverage Position (as defined below) if the aggregate annualized historic three-month realized volatility of the Current Underlying ETFs (defined below) (observed and calculated by the Calculation Agent on a daily basis) would otherwise exceed a specified volatility level on any business day. The “Deleverage Position” means a hypothetical investment in a total return index comprised of 50% SPDR Barclays Capital 1-3 Month T-Bill ETF (BIL) and 50% iShares Barclays Short Treasury Bond Fund (SHV), rebalanced on each monthly rebalancing date. The “Current Underlying ETFs” are the combination of Underlying ETF weightings comprising the applicable Momentum Builder Index as of the immediately preceding monthly rebalancing date.

To operate the daily volatility control, the aggregate annualized historic three-month realized volatility of the Current Underlying ETFs (observed daily) is calculated on each business day. As long as on any given business day the aggregate calculated volatility of the Current Underlying ETFs is equal to or less than the applicable volatility control level, no change to the then-current weights of the Underlying ETFs is made on that business day. However, if on any given business day the aggregate calculated volatility of the Current Underlying ETFs exceeds the applicable volatility control level, the exposure of the applicable Momentum Builder Index is partially rebalanced into the Deleverage Position to reduce the aggregate annualized historic three-month realized volatility down to the applicable volatility control level. This partial rebalancing is effected by reducing the effective weights of the Current Underlying ETFs included in the Momentum Builder Index ratably until the aggregate annualized historic three-month realized volatility is equal to or less than the volatility control level for the Momentum Builder Index.

The applicable target volatility and volatility control levels for each Momentum Builder Index are listed in the table below.

Underlying Index	Volatility Target	Daily Volatility Control Level
GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index	20%	22%
GS Momentum Builder® Multi-Asset Index	8%	10%
GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index	20%	22%

SECONDARY INVESTMENT STRATEGIES

As a non-principal investment strategy, each Fund may invest in money market instruments, including repurchase agreements, or funds that invest exclusively in money market instruments, including affiliated money market funds (subject to applicable limitations under the Investment Company Act of 1940, as amended (“1940 Act”), convertible securities, variable rate demand notes, commercial paper, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors such as the movement of a particular security or index), over-the-counter swaps and options, exchange-traded options and futures contracts. Swaps, options and futures contracts, convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its Underlying Index and in managing cash flows.

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

ADDITIONAL RISK INFORMATION

The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the “Risk/Return Summary” section of this Prospectus, as well as the non-principal risks applicable to the Funds. Risk information is applicable to all Funds and Underlying ETFs, as applicable, unless otherwise noted.

Fund	Principal Risks	Non-Principal Risks
ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF

— Costs of Investing in Underlying ETFs Risks

— Investing in Underlying ETFs Risk

— Passive Strategy/Index Risk

— Non-Correlation

— Active Management Risk

— Volatility Control Risk

— Asset Class Risk

— Equity Securities

— Common Stocks

— Securities of Small and Mid Capitalization Companies

— Momentum Style Risk

— Concentration Risk

— Fixed Income Securities

— Government Issued or Guaranteed Securities, U.S. Government Securities

— International Securities

— Non-U.S. Equity Securities

— Emerging Markets Equity Securities

— Currency Risk

— Brazil Risk

— Indonesia Risk

— China Risk

— Russia Risk

— India Risk

— Risks of Secondary Listings

— Halting of Trades

— Costs of Buying or Selling Shares

— New Index Risk

— New Fund Risk

— Calculation Agent Risk

— Each Index is Subject to Change

— Money Market Securities (including commercial paper)

— Counterparty Risk

— Illiquid Securities

— Trading Issues

— Reliability of Data

— Asset-Backed Commercial Paper

— Variable and Floating Rate     Securities

— Mortgage-Backed Securities

— Asset-Backed Securities

— Credit and Liquidity Enhancements

— Repurchase Agreements

— Loans and Other Direct Indebtedness

— Bank Obligations

— Brady Bonds

— Yankee Bonds and Yankee CDs

Fund	Principal Risks	Non-Principal Risks
— South Korea Risk — Turkey Risk — Mexico Risk — Depositary Receipts — Market Volatility — Non-Diversification Risk — Methodology Risk — Volatility Risk — Fluctuation of Net Asset Value

— Derivatives (Futures Contracts, Options, Forwards and Swaps)

— Forward Currency Contracts

— Liquidity Risk

— Government Intervention in and Regulation of Financial Markets

— Securities Lending

— Leverage

ALPS/GS Momentum Builder® Multi-Asset Index ETF

— Costs of Investing in Underlying ETFs

— Investing in Underlying ETFs Risk

— Passive Strategy/Index Risk

— Non-Correlation Risk

— Volatility Control Risk

— Equity Securities

— Common Stocks

— Securities of Small and Mid Capitalization Companies

— Momentum Style Risk

— Concentration Risk

— Fixed Income Securities

— Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)

— Government Issued or Guaranteed Securities, U.S. Government Securities

— Mortgage-Backed Securities

— Repurchase Agreements

— International Securities

— Non-U.S. Equity Securities

— Non-U.S. Debt Securities

— Emerging Markets Debt

— Emerging Markets Equity Securities

— Central and South America Risk

— Currency Risk

— Risks of Secondary Listings

— Halting of Trades

— Costs of Buying or Selling Shares

— New Index Risk

— New Fund Risk

— Calculation Agent Risk

— Each Index is Subject to Change

— Money Market Securities (including commercial paper)

— Illiquid Securities

— Counterparty Risk

— Tax Risk Related to Commodity Exposure

— Trading Issues

— Reliability of Data

— Asset-Backed Commercial Paper

— Variable and Floating Rate Securities

— Asset-Backed Securities

— Credit and Liquidity Enhancements

— Loans and Other Direct Indebtedness

— Bank Obligations

— Brady Bonds

— Yankee Bonds and Yankee CDs

— Derivatives (Futures Contracts, Options, Forwards and Swaps)

Fund	Principal Risks	Non-Principal Risks

— Forward Currency Contracts

— Commodity Risk

— Gold Risk

— Real Estate Securities

— REITs

— Depositary Receipts

— Market Volatility

— Non-Diversification Risk

— Methodology Risk

— Volatility Risk

— Fluctuation of Net Asset Value

— Liquidity Risk — Government Intervention in and Regulation of Financial Markets — Securities Lending — Leverage
ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF

— Costs of Investing in Underlying ETFs

— Investing in Underlying ETFs Risk

— Passive Strategy/Index Risk

— Volatility Control Risk

— Asset Class Risk

— Equity Securities

— Common Stocks

— Securities of Small and Mid Capitalization Companies

— Momentum Style Risk

— Concentration Risk

— Fixed Income Securities

— Government Issued or Guaranteed Securities, U.S. Government Securities

— International Securities

— Non-U.S. Equity Securities

— Emerging Markets Equity Securities

— Currency Risk

— Indonesia Risk

— Malaysia Risk

— Australia Risk

— India Risk

— China Risk

— Thailand Risk

— Taiwan Risk

— Hong Kong Risk

— Singapore Risk

— Risks of Secondary Listings

— Halting of Trades

— Costs of Buying or Selling Shares

— New Index Risk

— New Fund Risk

— Calculation Agent Risk

— Each Index is Subject to Change

— Money Market Securities (including commercial paper)

— Counterparty Risk

— Illiquid Securities

— Trading Issues

— Reliability of Data

— Asset-Backed Commercial Paper

— Variable and Floating Rate Securities

— Mortgage-Backed Securities

— Asset-Backed Securities

— Credit and Liquidity Enhancements

— Repurchase Agreements

— Loans and Other Direct Indebtedness

— Bank Obligations

— Non-U.S. Debt Securities

— Emerging Markets Debt

— Brady Bonds

— Yankee Bonds and Yankee CDs

58

Fund	Principal Risks	Non-Principal Risks
	— South Korea Risk — Depositary Receipts — Market Volatility — Non-Diversification Risk — Methodology Risk — Volatility Risk — Fluctuation of Net Asset Value	— Derivatives (Futures Contracts, Options, Forwards and Swaps) — Forward Currency Contracts — Liquidity Risk — Securities Lending — Leverage
ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF

— Passive Strategy/Index Risk

— Non-Correlation Risk

— Equity Securities

— Common Stocks

— Risk-Parity Risk

— Concentration Risk

— Market Volatility

— Concentration Risk

— Methodology Risk

— I/B/E/S Risk

— Volatility Risk

— Fluctuation of Net Asset Value

— Risks of Secondary Listings

— Halting of Trades

— New Index Risk

— Costs of Buying or Selling Shares

— New Fund Risk

— Continuous Offering

— Calculation Agent Risk

— Trading Issues

— Each Index is Subject to Change

— Fixed Income Securities

— Reliability of Data

— Liquidity Risk

— Government Issued or Guaranteed Securities, U.S. Government Securities

— Money Market Securities (including commercial paper)

— Asset-Backed Commercial Paper

— Variable and Floating Rate Securities

— Mortgage-Backed Securities

— Asset-Backed Securities

— Credit and Liquidity Enhancements

— Repurchase Agreements

— Dollar Rolls

— Loans and Other Direct Indebtedness

— Bank Obligations

— Derivatives (Futures Contracts, Options, Forwards and Swaps)

59

Fund	Principal Risks	Non-Principal Risks
• Real Estate Securities • REITs • Depositary Receipts • Counterparty Risk • Illiquid Securities • Leverage

In order to determine which risks are principal or non-principal risks for a Fund, please refer to the table above. References to a “Fund” includes the Underlying ETFs as applicable.

New Index Risk

The Underlying Indexes are new and have limited performance history. Indices with a longer history of actual performance may be helpful in providing more reliable information on which to evaluate the validity of the strategy underlying the Underlying Index. The limited historical information that is available should not be taken as an indication of the future performance or volatility of the Underlying Index.

Costs of Investing in Underlying ETFs Risks

When a Fund invests in Underlying ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETFs’ expenses (including operating costs and management fees). Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying ETF.

Investing in Underlying ETFs Risk

The assets of the Funds, except for the ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF, are invested primarily in shares of the Underlying ETFs, and the investment performance of those Funds is directly related to the investment performance of the Underlying ETFs in which they invests.

The Funds, except for the ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF, are exposed to the same risks as the Underlying ETFs. Generally it is expected that the Funds will be exposed to the risks of each Underlying ETF in proportion to the Funds’ holdings of such Underlying ETF.

Passive Strategy/Index Risk

The Funds are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities (except for one Underlying ETF that is actively managed). This differs from actively managed funds, which typically seek to outperform a benchmark index. As a result, the Funds may hold constituent securities of the Underlying Indexes regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Funds’ return to be lower or higher than if the Funds employed an active strategy.

Non-Correlation Risk

A Fund’s return may not match the return of its respective Underlying Index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations, a Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, a Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Volatility Control Risk

Each Momentum Builder Index has daily and monthly volatility controls. Each Underlying Index’s daily volatility control is based on historical data and may not accurately reflect future volatility. By seeking to track the Underlying Index when the daily volatility control is triggered, a Fund may underperform in comparison to the general securities markets and/or other asset classes.

Calculation Agent Risk

Each Underlying Index is calculated by a calculation agent. However, there can be no assurance that the calculation agent will perform its services in an accurate or timely manner, which may adversely affect the calculations with respect to any of the Underlying Indexes and/or the Funds or cause the Funds’ returns to not match or achieve a high degree of correlation with the returns of their respective Underlying Indexes.

Each Underlying Index is Subject to Change

It should be noted that the calculation agent for each Underlying Index may alter the weighting of underlying securities or to substitute a new security for the original one where, among other situations, (a) an underlying security has ceased to exist or is no longer tradable, (b) an underlying security is affected by certain corporate actions or (c) an underlying security is adjusted, rebased, materially modified or delisted and another security representing the same asset class and/or market sector is determined to provide desired exposure to such asset class and/or market sector. In addition, the Index Committee may make changes to the Underlying Indexes or the related Methodologies in certain circumstances. Any determinations made to change the composition of any of the Underlying Indexes or its Methodology could materially affect the performance of such Underlying Index, and accordingly the related Fund.

Active Management Risk

One Underlying ETF is subject to management risk because it is an actively managed portfolio. In managing the Underlying ETF’s portfolio securities, its investment adviser will apply investment techniques and risk analyses in making investment decisions for such Underlying ETF, but there can be no guarantee that these will produce the desired results.

Asset Class Risk

The securities held by a Fund may underperform the returns of other securities, other asset classes or the securities markets generally. Certain asset classes may experience cycles of outperformance and underperformance in comparison to the general securities markets.

Equity Securities Risk

The value of equity securities held by a Fund fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in a Fund that holds equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. A Fund that has not been designated as a “growth” or “value” fund may nonetheless invest in companies that fall within a particular investment style from time to time.

—	Common Stocks

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

—	Securities of Small and Mid Capitalization Companies

Investments in securities of small and mid capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of an Underlying ETF’s portfolio.

—	Momentum Style Risk

Each Fund other than the ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF tracks an index that is intended to provide exposure to markets with price momentum,

and as a result the index may be more volatile than a more broadly based conventional index. In addition, there may be periods when the momentum style is out of favor, and at such times the performance of the index may be lower than that of more broadly based conventional indexes.

—	Risk-Parity Risk

With respect to the GS Risk-Adjusted Return U.S. Large-Cap Index ETF, there can be no assurance that employing a “risk parity” approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss as compared to other available strategies.

Trading Issues Risk

Although the shares of the Funds and Underlying ETFs (“Shares”) are listed for trading on NYSE Arca or another national securities exchange (an “Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the Shares will trade with any volume, or at all, on any stock exchange.

Concentration Risk

To the extent that a Fund’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class as a result of concentration in its respective Underlying Index, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Reliability of Data Risk

The Index Provider relies on third party data it believes to be reliable in constructing the Underlying Index, but it is not responsible for, and does not guarantee, the accuracy of such third party data. To the extent that inaccurate information is utilized, the Underlying Index will be rebalanced based on this incorrect data and this may adversely affect the performance of the Underlying Index and therefore the Fund.

Fixed Income Securities Risk

Fixed income securities held by a Fund are generally are subject to the following risks: (i) Interest rate risk which is the risk that prices of fixed income securities generally rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed income securities fall. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration; (ii) Market risk which is the risk that the value of fixed income securities fluctuates in response to general market and economic conditions; (iii) Company Risk which is the risk that the value of fixed income securities fluctuates in response to the fortunes of individual companies; (iv) Credit and default risk which is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk which are often reflected in credit ratings. Fixed income securities may be downgraded in credit rating or go into default. While all fixed income securities are subject to credit risk, lower-rated bonds and bonds with longer final maturities generally have higher credit risks and higher risk of default; and (v) Inflation risk which is the risk that the present value of a security will be less in the future if inflation decreases the value of money.

During periods of falling interest rates, issuers of fixed income securities held by a Fund may “call” or repay securities before their stated maturity. This may result in the Fund investing the proceeds at a lower interest rate and causing a decline in the Fund’s income.

—	Non-Investment Grade Fixed Income Securities (High-Yield or “Junk Bonds”)

Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:

—	Adverse changes in general economic conditions and in the industries in which their issuers are engaged,

—	Changes in the financial condition of their issuers and

—	Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default which could result in a loss to an Underlying ETF.

—	Government Issued or Guaranteed Securities, U.S. Government Securities

Bonds guaranteed by a government are subject to inflation risk (the risk that present value will be less in the future if inflation decreases the value of money) and price depreciation risk. Bonds issued by non-U.S. governments are also subject to default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest.

—	Money Market Securities (including commercial paper)

Prices of money market securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of money market securities fall. Money market securities are also subject to reinvestment risk. As interest rates decline, a money market fund’s dividends (income) may decline because the fund must then invest in lower-yielding instruments. There is also a risk that money market securities will be downgraded in credit rating or go into default. Lower-rated securities, and securities with longer final maturities, generally have higher credit risks.

—	Asset-Backed Commercial Paper

Asset-backed commercial paper is a fixed income obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables such as credit card receivables or auto and equipment leases. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper. Asset-backed commercial paper is usually unregistered and, therefore, transfer of these securities is restricted by the Securities Act of 1933, as amended (“1933 Act”).

—	Variable and Floating Rate Securities

A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a specified margin above or below the prime rate of a specified bank or some similar objective standard, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if the interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality.

—	Mortgage-Backed Securities

The value of mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The underlying assets may default or decline in quality or value. This has become an increasing risk for collateral related to subprime, Alt-A and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of an Underlying ETF’s portfolio at the time the Underlying ETF receives the payments for reinvestment.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk. MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

—	Asset-Backed Securities

Asset-backed securities may include MBS, loans (such as auto loans or home equity lines of credit), receivables or other assets. The value of an Underlying ETF’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return.

Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. An Underlying ETF will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require an Underlying ETF to dispose of any then-existing holdings of such securities.

—	Credit and Liquidity Enhancements

Third parties may issue credit and/or liquidity enhancements, including letters of credit, for certain fixed income or money market securities held by the Underlying ETFs. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in a guarantor’s credit quality if contemporaneous with adverse changes in the guaranteed security could cause losses to an Underlying ETF and may affect its net asset value. The use of credit and liquidity enhancements exposes an Underlying ETF’s to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.

—	Repurchase Agreements

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by a Fund not within its control and therefore the realization by a Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

—	Loans and Other Direct Indebtedness

Loans and other direct indebtedness involve the risk that an Underlying ETF will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Certain of the loans and the other direct indebtedness acquired by an Underlying ETF may involve revolving credit facilities or other standby financing commitments which obligate an Underlying ETF to pay additional cash on a certain date or on demand.

As an Underlying ETF may be required to rely upon another lending institution to collect and pass on to the Underlying ETF amounts payable with respect to the loan and to enforce the Underlying ETF’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent an Underlying ETF from receiving such amounts. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to an Underlying ETF.

In purchasing loans or loan participations, an Underlying ETF assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. If the corporate borrower defaults on its obligations, an Underlying ETF may end up owning the underlying collateral.

—	Bank Obligations

An adverse development in the banking industry may affect the value of an Underlying ETF’s investments. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Banks are subject to extensive but different government regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. The banking industry may also be impacted by legal and regulatory developments, particularly the recently enacted financial reform legislation. The specific effects of such developments are not yet fully known.

International Securities Risk

An Underlying ETF’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of an Underlying ETF’s foreign assets. Non-U.S. laws and accounting standards in some cases may not be as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for an Underlying ETF’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

—	Non-U.S. Equity Securities

Non-U.S. equity securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

—	Non-U.S. Debt Securities

An Underlying ETF’s non-U.S. debt securities are typically obligations of sovereign governments and corporations. To the extent that an Underlying ETF invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Underlying ETF will generally have more exposure to regional economic risks associated with foreign investments.

—	Emerging Markets Debt

An Underlying ETF’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. However, investing in emerging market securities poses some risks different from, and greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: a risk of default from political instability; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. In addition, certain emerging markets countries may privatize certain entities and industries that were previously nationalized. Historically, in certain cases, investors in newly privatized entities have suffered losses due to difficulties faced by the private entities in adjusting to a competitive environment or to changing regulatory and legal standards. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by an Underlying ETF. Additionally, the economies of certain emerging markets countries are dependent on commodities prices and trade with Asia, Europe and the United States. Spending reductions by such trading partners or negative changes in such trading partners’ economies could have a negative impact on the value of emerging markets securities in which an Underlying ETF invests. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, less developed markets are more likely to experience difficulties with respect to clearing and settling trades and holding securities by local banks, agents and depositories,

—	Brady Bonds

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause a loss of interest or principal on any of the holdings.

—	Emerging Markets Equity Securities

Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. In addition, certain emerging markets countries may privatize certain entities and industries that were previously nationalized. Historically, in certain cases, investors in newly privatized entities have suffered losses due to difficulties faced by the private entities in adjusting to a competitive environment or to changing regulatory and legal standards. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by an Underlying ETF. Additionally, the economies of certain emerging markets countries are dependent on commodities prices and trade with Asia, Europe and the United States. Spending reductions by such trading partners or negative changes in such trading partners’ economies could have a negative impact on the value of emerging markets securities in which a Fund invests. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for an Underlying ETF’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, less developed markets are more likely to experience difficulties with respect to clearing and settling trades and holding securities by local banks, agents and depositories,

—	Brazil Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in Brazilian equity securities. Such investment subjects the Fund to legal, regulatory, political, security and economic risk specific to Brazil. Among other things, investments in securities of Brazilian companies are subject to regulatory and economic interventions that the Brazilian government has frequently exercised in the past, including the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls and limiting imports. In addition, the Brazilian securities markets may be subject to greater market volatility, lower trading volume, greater risk of market shut down, higher transactional and custody costs, decreased market liquidity and various administrative difficulties, such as delays in clearing and settling portfolio transactions. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy. Investments are also subject to certain restrictions on foreign investment as provided by Brazilian law. The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. The Brazilian economy has historically been subject to high rates of inflation and a high level of debt, all of which may stifle economic growth. Brazil is heavily dependent on exports to its trading partners, including the United States, China and other countries in Central and South America, and reduction in spending on Brazilian products or adverse economic events in any of these countries may impact the Brazilian economy. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. There is the possibility that such conditions may lead to social unrest and political upheaval in the future, which may have adverse effects on the Fund’s investments.

—	Indonesia Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Indonesian companies. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to Indonesia. Among other things, the Indonesian economy is heavily dependent on trading relationships with certain key trading partners, including China, Japan, Singapore and the United States. A slow down in demand for Indonesian exports may negatively affect Indonesia’s economy and as a result, the issuers to which the Underlying ETF has exposure. In the past, Indonesia has experienced incidents involving acts of terrorism, predominantly targeted at foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

—	Malaysia Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Malaysian issuers. Such investment subjects the Fund to legal, regulatory, political, currency and economic risks specific to Malaysia. The Malaysian economy, among other things, is dependent upon external trade with other economies, specifically the United States, China, Japan and Singapore. As a result, Malaysia is dependent on the economies of these other countries and any change in the price or demand for Malaysian exports may have an adverse impact on the Malaysian economy. In addition, the Malaysian economy is heavily focused on the export of electronic goods. As a result, Malaysia’s reliance on the electronics sector makes it vulnerable to economic downturns in, among other sectors, the technology sector. In addition, volatility in the exchange rate of the Malaysian currency and general economic deterioration in the past has led to the imposition and then reversal of stringent capital controls, a prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. A levy was placed on profits repatriated by foreign entities (such as an Underlying ETF), which resulted in trading prices which materially differed from the NAV of applicable Underlying ETFs on many days. There can be no assurance that a similar levy will not be reinstated by Malaysian authorities in the future, with similar results. Malaysian capital controls have been changed in significant ways since they were adopted and without prior warning. There can be no assurance that Malaysian capital controls will not be changed in the future in ways that adversely affect an Underlying ETF and its shareholders, including the Fund.

—	Australasian Investment Risk

The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies.

—	South Korea Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of South Korean issuers. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to South Korea. Among other things, substantial political tensions exist between North Korea and South Korea and these political tensions have recently escalated. Either the threat of an outbreak of hostilities or the outright outbreak of hostilities between the two nations would likely adversely impact the South Korean economy. In addition, due mainly to a rapidly aging population and structural problems, South Korea’s economic growth potential has recently been on a decline.

—	China Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Chinese companies. Such investment subjects the Fund to a considerable degree of economic, political and social instability risk. Among other things, disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. A greater risk of social unrest and conflicts with other countries may lead to currency fluctuations, currency convertibility restrictions, interest rate fluctuations and higher rates of inflation. In addition, sudden and significant investment losses could arise from unanticipated political or social developments. The risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested is greater than in most developed markets due to the extensive involvement of the Chinese government in economic regulation and intervention.

—	India Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Indian companies. Such investment subjects the Fund to a considerable degree of economic, political and social instability risk. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, which, in the future, could have a significant effect on the Indian economy. There are no guarantees the gains in the Indian economy will continue. There can be no assurance that the Indian government will continue to implement economic structural reforms, liberalize India’s exchange and trade policies, reduce the fiscal deficit, control inflation, promote sound monetary policy or continue to place greater reliance on market mechanisms to direct economic activity. Religious and border disputes persist in India, and the country has experienced civil unrest and hostilities with neighboring countries such as Pakistan. Investment and repatriation restrictions in India may impact the ability of the underlying ETF to track its Underlying Index.

—	Thailand Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Thai companies. Thailand’s economy is export-dependent and relies heavily on trading relationships with certain key trading partners, including the United States, China, Japan and other Asian countries. The recent reduction of domestic and international demand for both goods and services weakened

Thailand’s economic growth. Thailand’s economy remains at risk from future changes in the price or the demand for Thailand’s exported products by the United States, China, Japan or other Asian countries, or changes in these countries’ economies, trade regulations or currency exchange rates.

—	Taiwan Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Taiwanese companies. Such investment subjects the Fund to a considerable degree of economic, political and social instability risk. Among other things, Taiwan’s geographic proximity and history of political contention with China have created a tension between these two countries that may materially affect the Taiwanese economy and its securities market. Taiwan remains vulnerable to fluctuations in the world economy due to it being largely export-oriented and dependent upon an open world trade regime.

—	Hong Kong Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Hong Kong companies. China is Hong Kong’s largest trading partner, both in terms of exports and imports, which subjects Hong Kong’s economy to the risk of any adverse impact caused by changes in the Chinese economy, trade regulations or currency exchange rates. Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic or social policies may result in an adverse effect on Hong Kong’s economy.

—	Singapore Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Singapore companies. Such investment subjects the Fund to a considerable degree of economic, political and social instability risk. Among other things, political and economic developments of its neighbors may have an adverse effect on Singapore’s economy. Singapore’s economy is closely aligned with the economies of its trading partners, because its economy is primarily export driven. Fluctuations in the world economy could have a negative impact on Singapore’s economy.

—	Turkey Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Turkish issuers. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to Turkey. The Turkish economy lacks access to its own natural resources and is highly import-dependent. Among other things, the Turkish economy is dependent upon exports to other economies, specifically to Germany, other EU countries and Iraq. Any change in the price or demand for Turkish exports may have an adverse effect on the Turkish economy. Acts of terrorism against Turkey and strained relations related to border disputes with certain neighboring countries may cause uncertainty in the Turkish stock market and as a result adversely affect issuers to which the Underlying ETF has exposure.

—	Mexico Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Mexican issuers. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to Mexico. Among other things, the Mexican economy is highly dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Mexico has been experiencing an outbreak of violence related to drug trafficking for the past several years. Such security concerns may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets.

—	Russia Investment Risk

A Fund may invest a significant portion of its assets in an Underlying ETF that invests substantially all of its assets in securities of Russian issuers. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to Russia. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. The securities markets of Russia are underdeveloped and are significantly less correlated to global economic cycles than those markets located in more developed countries, which results in greater risks of market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. The Russian government may restrict or control foreign investors from investing in securities of issuers located or operating in Russia. In addition, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. Additionally, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy. In addition, the recent economic and political turmoil in Russia and the effects on the recent global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble and on the values of the Underlying ETF’s investments.

—	Central and South American Investment Risk

An Underlying ETF’s investments in certain Central and South American countries may expose the Fund to the economic risks of these countries including, but not limited to, high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, many countries in these regions are sensitive to fluctuation in the prices of commodities (such as oil, gas and minerals), which represent a significant percentage of these countries’ exports. A country’s economy may be adversely affected by adverse economic events in another country.

—	Yankee Bonds and Yankee CDs

Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. (Yankee Bonds or Yankee CDs) are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities, and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

—	Currency Risk

Underlying ETFs’ investments in non-U.S. securities that trade in, and whose issuers receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to market events, actions of governments or their central banks or political developments in the U.S. or abroad. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of an Underlying ETF.

Derivatives (Futures Contracts, Options, Forwards and Swaps) Risk

Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. Various derivative instruments are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. Derivatives are typically used as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. Derivatives may also be used for leverage, to facilitate the implementation of an investment strategy or to take a net short position with respect to certain issuers, sectors or markets. An Underlying ETF may also use derivatives to pursue a strategy to be fully invested.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities, physical commodities or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Investments in a derivative instrument could lose more than the principal amount invested. Also, appropriate derivative transactions may not be available in all circumstances and there can be no assurance that an Underlying ETF will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which an Underlying ETF would not be subject absent the use of these strategies. If an Underlying ETF’s predictions of movements in the direction of the securities, currencies, interest rate or commodities markets are inaccurate, the adverse consequences to an Underlying ETF may leave the Underlying ETF in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on the ability to predict correctly movements in the direction of securities prices, currency rates, interest rates or commodities prices; (ii) imperfect correlation between the price of the derivative instrument and the underlying asset, reference rate or index; (iii) the fact that skills needed to use these strategies are different from those needed for traditional portfolio management; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for over the counter derivative products and structured notes, additional credit risk and the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the derivative is based; and (vii) the possible inability of an Underlying ETF to purchase or sell a portfolio holding at a time that otherwise would be favorable for it to do so, or the possible need to sell the holding at a disadvantageous time, due to the requirement that an Underlying ETF maintain “cover” or collateral securities in connection with use of certain derivatives.

The entire amount invested in futures could be lost. The loss from investing in certain other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which an Underlying ETF may invest.

Furthermore, regulatory requirements to set aside assets to meet obligations with respect to derivatives may result in an Underlying ETF being unable to purchase or sell securities or instruments when it would otherwise be favorable to do so, or in an Underlying ETF needing to sell holdings at a disadvantageous time. An Underlying ETF may also be unable to close out its positions when desired. Investments in derivatives can cause an Underlying ETF to be more volatile and can result in significant losses. Certain derivatives have the potential for unlimited loss. Derivatives may also be used for leverage, in which case their use would involve leveraging risk.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the money manager may wish to retain an Underlying ETF’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. The ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Commodity Futures Trading Commission and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. It is possible that positions held by an Underlying ETF may have to be liquidated in order to avoid exceeding such limits. Such modification or liquidation, if required, could adversely affect the operations and performance of an Underlying ETF.

Forward Currency Contracts Risk

Certain money managers may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with an Underlying ETF’s investment objectives and strategies. Forward foreign currency exchange transactions will be conducted on either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

Commodity Risk

Exposure to the commodities markets may subject a fund to greater volatility than investments in traditional securities, particularly if the investments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of an Underlying ETF’s net asset value), and there can be no assurance that an Underlying ETF’s use of leverage will be successful. Different sectors of commodities, including precious metals, base metals, energy and agricultural commodities, may have very different risk characteristics and different levels of volatility. Even within a given sector of a commodity (e.g., energy commodities), there can be significant differences in volatility and correlation between different commodity contracts (e.g., crude oil vs. natural gas), and similarly there can be significant differences in volatility and correlation between contracts expiring at different dates. In addition, the purchase of derivative instruments linked to one type of commodity and the sale of another (i.e., “basis spreads” or “product spreads”), or the purchase of contracts expiring at one date and the sale of contracts expiring at another (i.e., “calendar spreads”) may expose an Underlying ETF to additional risk, which could cause an Underlying ETF to underperform other funds with similar investment objectives and investment strategies even in a rising market.

Gold Risk

The value of shares of an Underlying ETF that invests in gold depends on the price of gold; therefore it is subject to fluctuations similar to those affecting gold prices. The price of gold has fluctuated widely over the past several years. If gold markets continue to be characterized by the wide fluctuations that they have shown in the past several years, the value of an Underlying ETF that invests in gold will change widely and in an unpredictable manner. This exposes the Fund’s investment in the Underlying ETF to potential losses if the Fund needs to sell some or all of its investment in such Underlying ETF at a time when the price of gold is lower than it was when the Fund made its investment. Even if the Fund is able to hold its shares of the Underlying ETF for the mid- or long-term the Fund may never realize a profit, because gold markets have historically experienced extended periods of flat or declining prices. Following an investment in an Underlying ETF that invests in gold, several factors may have the effect of causing a decline in the prices of gold and a corresponding decline in the value of the Underlying ETF. Among them: (i) large sales, including those by the official sector (government, central banks and related institutions), which own a significant portion of the aggregate world holdings. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the value of an Underlying ETF that invests in gold will be adversely affected; (ii) a significant increase in gold hedging activity by gold producers. Should there be an increase in the level of hedge activity of gold producing companies, it could cause a decline in world gold prices, adversely affecting the value of the Underlying ETF; and (iii) a significant change in the attitude of speculators and investors towards gold. Should the speculative community take a negative view towards gold, it could cause a decline in world gold prices, negatively impacting the value of the Underlying ETF.

Tax Risk Related to Commodity Exposure

The Fund may gain commodity exposure through investment in Underlying ETFs that are treated as regulated investment companies (“RICs”) or “qualified publicly traded partnerships” or grantor trusts for federal income tax purposes. An Underlying ETF that seeks to qualify as a RIC may gain commodity exposure through investment in commodity-linked notes and in subsidiaries that invest in commodity-linked instruments. Although the IRS has issued numerous favorable private letter rulings to certain RICs that gain commodity exposure in this manner, such rulings can be relied on only by the taxpayers to whom they are issued. Moreover, the IRS currently is reconsidering whether and how a RIC should be permitted to gain commodity exposure. Future IRS guidance (or possibly legislation or other regulatory guidance) could limit the ability of an Underlying ETF that qualifies as a RIC to gain commodity exposure regardless of whether that Underlying ETF previously received a favorable IRS private letter ruling with respect to such investment activity. Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.

Counterparty Risk

Counterparty risk is the risk that the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the delivery conditions of the contract or transaction. Counterparty risk is inherent in many transactions, including, but not limited to, transactions involving derivatives, repurchase agreements, securities lending, short sales, credit and liquidity enhancements and equity or commodity-linked notes.

Real Estate Securities Risk

Just as real estate values go up and down, the value of the securities of companies involved in the industry, and in which an Underlying ETF invests, also fluctuates. An Underlying ETF that invests in real estate securities is also subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, changes in debt financing availability and terms, increases in property taxes or other operating expenses and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

—	REITs

REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under federal tax laws or to maintain their exemption from certain federal securities laws.

Depositary Receipts Risk

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing an Underlying ETF to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

Illiquid Securities Risk

An illiquid security is one that does not have a readily available market or that is subject to resale restrictions, possibly making it difficult to sell in the ordinary course of business within seven days at approximately the value at which an Underlying ETF has valued it. An Underlying ETF with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause an Underlying ETF to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer or a security’s underlying collateral. In such cases, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, an Underlying ETF may be unable to achieve its desired level of exposure to a certain sector. Also, the market price of certain investments may fall dramatically if there is no liquid trading market. To the extent that an Underlying ETF’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, an Underlying ETF will tend to have the greatest exposure to liquidity risk. Additionally, fixed income securities can become difficult to sell, or less liquid, for a variety of reasons, such as lack of a liquid trading market.

Market Volatility Risk

Financial markets have recently exhibited substantial instability and volatility. Volatile financial markets can expose an Underlying ETF to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by an Underlying ETF. Each Fund has established procedures to value instruments for which market prices may not be readily available. The Adviser will monitor developments in financial markets and seek to manage each Underlying ETF in a manner consistent with achieving each Underlying ETF’s investment objective, but there can be no assurance that it will be successful in doing so.

Government Intervention in and Regulation of Financial Markets Risk

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which a Fund and Underlying ETF invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund and Underlying ETFs are regulated. Such legislation or regulation could limit or preclude a Fund’s and Underlying ETF’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s and Underlying ETFs’ portfolio holdings.

Non-Diversification Risk

A non-diversified fund is subject to additional risk. To the extent a Fund or an Underlying ETF invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, a Fund’s or an Underlying ETF’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Fund or Underlying ETF were a diversified fund.

Concentration Risk

Underlying ETFs that concentrate their investments in a single industry carry a much greater risk of adverse developments in that industry than a fund that invests in a wide variety of industries. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments.

Securities Lending Risk

If a borrower of a Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to a Fund. While securities are on loan, a Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Leverage Risk

To the extent that a Fund borrows money in the limited circumstances described above under “Secondary Investment Strategies,” it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities.

Risks of Secondary Listings

Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Funds’ primary listing is maintained. There can be no assurance that Shares will continue to trade on any such stock exchange or in any market or that Shares will continue to meet the requirements for listing or trading on any exchange or in any market. An active trading market may not exist for Shares, and although Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Additionally, Shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient. Because Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Halting of Trades Risk

Trading of Shares on an exchange may be halted whenever trading in equity securities generally is halted by the activation of marketwide “circuit breakers” (a rule that requires a halt in trading for a specific period of time when market prices decline by a specified percentage during the course of a trading day). Trading of Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors.

Costs of Buying or Selling Shares Risk

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if a Fund’s Shares have more trading volume and market liquidity and higher if a Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

New Fund Risk

The Funds (and certain of the Underlying ETFs) are relatively new, which may result in additional risk. There can be no assurance that the Funds will grow to an economically viable size, in which case the Funds may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon and risk tolerance before investing in any Fund.

Methodology Risk

The Calculation Agent relies on third party data and a Methodology it believes to be reliable in calculating the Underlying Index, but it does not guarantee the accuracy of third party data or the Methodology.

Volatility Risk

Each Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause each Fund’s share price and/or net asset value to experience significant appreciations or decreases in value over short periods of time.

INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. acts as each Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2013, the Adviser provided supervisory and management services on approximately $12.14 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

The Funds’ unitary advisory fees as a percentage of net assets are:

Fund	Advisory Fee
ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	0.68%
ALPS/GS Momentum Builder® Multi-Asset Index ETF	0.68%
ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	0.68%
ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF	0.55%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for the Funds.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ending May 31, 2013.

Portfolio Management

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight, is the Portfolio Manager of each Fund and is also responsible for the refinement and implementation of the equity portfolio management process. He has been the portfolio manager of each Fund since its inception. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account

Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, is an Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of each Fund.

INDEX PROVIDER

The Goldman Sachs Group, Inc. (“Group Inc.”) is a leading global investment banking, securities and investment management firm that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. Founded in 1869, the firm is headquartered in New York and maintains offices in all major financial centers around the world.

The firm reports its activities in four business segments: Investment Banking; Institutional Client Services; Investing & Lending; and Investment Management.

Goldman, Sachs & Co. (“GS&Co.”), a U.S. broker-dealer and futures commission merchant, is an indirectly wholly owned subsidiary of Group Inc.

GS&Co. or its affiliates may receive license or patent fees in respect of certain Underlying ETFs, may be authorized participants for, and may do business in the ordinary course with, Underlying ETFs.

GS&Co. sponsors the indexes used by the Funds offered by the Prospectus and appointed the indexes’ calculation agent(s). GS&Co. may appoint different institutions to serve as calculation agents from time to time after the filing of the Prospectus. GS&Co. has entered into a licensing agreement with the Adviser for the Adviser to use each Underlying Index.

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY GOLDMAN, SACHS & CO. OR ANY OF ITS AFFILIATES. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF THE GS MOMENTUM BUILDERTM GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDERTM MULTI-ASSET INDEX, GS MOMENTUM BUILDERTM ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX OR GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX TO PERFORM AS INTENDED. OTHER THAN AS INDICATED BELOW, GOLDMAN, SACHS & CO.’S ONLY RELATIONSHIP TO THE ADVISER OR THE FUNDS IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF GOLDMAN, SACHS & CO. AND OF THE GS MOMENTUM BUILDERTM GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDERTM MULTI-ASSET INDEX, GS MOMENTUM BUILDERTM

ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX AND GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX WHICH WERE DEVELOPED BY GOLDMAN, SACHS & CO. AND ARE CALCULATED BY GOLDMAN, SACHS & CO. OR ITS AGENTS WITHOUT REGARD TO THE ADVISER OR THE FUNDS. THE LICENSE AGREEMENT PERMITS THE ADVISER TO SUBLICENSE SUCH TRADEMARKS AND TRADE NAMES TO THE FUNDS. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES OR AGENTS HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ADVISER, THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE GS MOMENTUM BUILDERTM GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDERTM MULTI-ASSET INDEX, GS MOMENTUM BUILDERTM ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX OR THE GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES IS RESPONSIBLE FOR NOR HAS PARTICIPATED IN THE DETERMINATION OF THE OFFERING PRICES AND THE AMOUNTS OF THE SHARES OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF SHARES OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE REDEMPTION PRICES PER SHARE OF THE FUNDS. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES HAS ANY OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUNDS. GOLDMAN, SACHS & CO. OR ANY OF ITS AFFILIATES MAY BECOME AN AUTHORIZED PARTICIPANT OF THE FUNDS AND MAY FROM TIME TO TIME HOLD LONG OR SHORT POSITIONS IN THE FUND OR IN DERIVATIVES REFERENCING THE FUNDS, AND IN SECURITIES HELD BY ANY FUND OR IN RELATED DERIVATIVES. IN ADDITION, GOLDMAN, SACHS & CO. AND ITS AFFILIATES MAY FROM TIME TO TIME ENGAGE IN THE ORDINARY COURSE OF BUSINESS WITH THE FUNDS IN CONNECTION WITH PORTFOLIO AND SECURITIES LENDING TRANSACTIONS OF THE FUND, WHICH MAY BE ON A PRINCIPAL OR AGENCY BASIS.

NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE GS MOMENTUM BUILDERTM GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDERTM MULTI-ASSET INDEX, GS MOMENTUM BUILDERTM ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX AND GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX OR ANY DATA INCLUDED THEREIN OR RELATING THERETO OR THAT THE FUNDS OR THE GS MOMENTUM BUILDERTM GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDERTM MULTI-ASSET INDEX, GS MOMENTUM BUILDERTM ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX OR GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX ARE SUITABLE FOR ANY INVESTOR, AND GOLDMAN, SACHS & CO. AND ITS AFFILIATES HEREBY EXPRESSLY DISCLAIM ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF

ITS AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUNDS, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE GS MOMENTUM BUILDERTM GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDERTM MULTI-ASSET INDEX, GS MOMENTUM BUILDERTM ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX OR GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX OR ANY DATA INCLUDED THEREIN. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE GS MOMENTUM BUILDERTM GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDERTM MULTI-ASSET INDEX, GS MOMENTUM BUILDERTM ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX AND GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN, SACHS & CO. AND ITS AFFILIATES HEREBY EXPRESSLY DISCLAIM ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PURCHASE AND REDEMPTION OF SHARES

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of a Fund’s shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. No Fund is involved in, or responsible for, the calculation or dissemination of the approximate value and no Fund makes any warranty as to its accuracy.

The NAV per Share for a Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the relevant Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE Arca on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of a Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with a Fund must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities representing the stocks included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds’ custodian through the facilities of the NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through either (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the “Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Funds’ custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of each Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the relevant Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, a Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund generally realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the relevant Fund). Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds impose no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Funds’ shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the relevant Fund’s portfolio, plus a small amount of cash, and each Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by its shareholders would result in negative impact to a Fund or its shareholders.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Funds.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Funds.

Dechert LLP serves as counsel to the Funds.

Deloitte & Touche LLP serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	A Fund makes distributions,
●	You sell your Shares listed on the NYSE Arca, and
●	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. A Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the relevant Fund. Dividends paid out of a Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the relevant Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the relevant Fund is eligible to and elects to pass through these taxes to them. If more than 50% of a Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the relevant Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by such Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the relevant Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of such Fund’s foreign income taxes

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

Each Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

FOR ALPS/GS MOMENTUM BUILDERTM MULTI-ASSET INDEX ETF: The Fund may gain commodity exposure through investment in Underlying ETFs that are treated as regulated investment companies (“RICs”) or “qualified publicly traded partnerships” or grantor trusts for federal income tax purposes. An Underlying ETF that seeks to qualify as a RIC may gain commodity exposure through investment in commodity-linked notes and in subsidiaries that invest in commodity-linked instruments. Although the IRS has issued numerous favorable private letter rulings concluding that income from such investments is qualifying income for purposes of the annual 90% qualifying gross income test applicable to RICs, such rulings can be relied on only by the taxpayers to whom they are issued. Moreover, the IRS currently is reconsidering whether and how a RIC should be permitted to gain commodity exposure. Future IRS guidance (or possibly legislation or other regulatory guidance) could limit the ability of an Underlying ETF that qualifies as a RIC to gain commodity exposure regardless of whether that Underlying ETF previously received a favorable IRS private letter ruling with respect to such investment activity. Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy the quarterly asset diversification and annual 90% qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. However, this relief is not available for investments by registered investment companies in the Funds other than the ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF, since those Funds operate as “funds-of-funds” by investing in the Underlying ETFs.

Disclosure of Portfolio Holdings

Each Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year will be available at www.alpsfunds.com.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the fiscal period December 20, 2012 (commencement) through November 30, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds’ (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling the Funds at 855.325.8019. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

For a share outstanding throughout the period December 20, 2012 (commencement) through November 30, 2013

	ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	ALPS | GS Momentum Builder® Multi- Asset Index ETF		ALPS | GS Momentum Builder® Asia ex- Japan Equities and U.S. Treasuries Index ETF	ALPS | GS Risk- Adjusted Return U.S Large Cap Index ETF
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00	$25.00		$25.00	$25.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.14	0.30		0.16	0.26
Net realized and unrealized gain/(loss)	(3.85)	1.25		(2.48)	5.71
Total from investment operations	(3.71)	1.55		(2.32)	5.97

DISTRIBUTIONS:
From net investment income	(0.12)	(0.24)		(0.14)	(0.21)
From tax return of capital	(0.02)		–	(0.02)		–
Total distributions	(0.14)	(0.24)		(0.16)	(0.21)
Net increase/(decrease) in net asset value	(3.85)	1.31		(2.48)	5.76

Net asset value, end of period	$21.15	$26.31		$22.52	$30.76

TOTAL RETURN(b)	(14.82)%		6.25%		(9.27)%		23.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,115		$2,631		$2,252		$3,076

RATIOS TO AVERAGE NET ASSETS:
Expenses	0.68	%(c)	0.68	%(c)	0.68	%(c)	0.55	%(c)
Net investment income	0.65	%(c)	1.27	%(c)	0.70	%(c)	0.98	%(c)
PORTFOLIO TURNOVER RATE(d)	356%		271%		403%		12%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

•	Call your financial professional
•	www.alpsgsetfs.com
•	www.alpsfunds.com

Dealers

•	www.alpsgsetfs.com
•	www.alpsfunds.com
•	Distributor Telephone: 855.325.8019

Investment Adviser ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Distributor ALPS Portfolio Solutions Distributor, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203	Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 17th Street Suite 3600 Denver, Colorado 80202

Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036

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A Statement of Additional Information dated March 31, 2014, which contains more details about each Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Funds’ shareholder reports or the Statement of Additional Information by calling (855) 325-8019. Free copies of the Funds’ shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

March 31, 2014

Investment Company Act File No. 811-22175.

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ALPS ETF TRUST

VelocityShares Emerging Markets DR ETF (NASDAQ: EMDR)

VelocityShares Russia Select DR ETF (NASDAQ: RUDR)

VelocityShares Emerging Asia DR ETF (NASDAQ: ASDR)

PROSPECTUS

March 31, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

VelocityShares Emerging Markets DR ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the BNY Mellon Emerging Markets DR Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Other expenses	0.00%
Total annual Fund operating expenses	0.65%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal period April 8, 2013 (commencement) through November 30, 2013, the Fund’s turnover rate was 4% of the average value of the Fund.

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Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index. The Underlying Index is an index designed to track the performance of depositary receipts of companies located in emerging markets. The Underlying Index is comprised of U.S. exchange-listed American Depositary Receipts (“ADRs”) and London Stock Exchange (“LSE”)-traded Global Depositary Receipts (“GDRs”). The Fund will normally invest at least 90% of its total assets in depositary receipts constituting its Underlying Index. In addition, under normal circumstances, the Fund will invest at least 80% of its total assets in depositary receipts of issuers located in emerging markets. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in its 80% investment policy.

Depositary receipts are issued by a bank that purchases shares of a non-U.S. company and issues shares based on the foreign holdings. ADRs are depositary receipts that trade on a U.S. exchange and thus are subject to registration and disclosure requirements under the Securities Acts of 1933 and Securities Exchange Act of 1934, each as amended. GDRs are depositary receipts which trade on the LSE. All of the depositary receipts included in the Underlying Index are sponsored depositary receipts.

As of December 31st, 2013, the countries included in the Underlying Index were:

Country	Weight
South Korea	17.46%
China	17.44%
Brazil	17.43%
Taiwan	8.52%
India	7.39%
Mexico	7.29%
Chile	2.16%
South Africa	2.14%
Colombia	0.86%
Turkey	0.75%
Argentina	0.69%
Indonesia	0.49%
Egypt	0.37%
Kazakhstan	0.33%
Philippines	0.32%
Nigeria	0.30%
Peru	0.29%
Lebanon	0.11%
Romania	0.04%
Ukraine	0.04%

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose all or part of your money.

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Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although limited to ADRs and GDRs, may involve unique risks compared to investing in securities of U.S. issuers, including less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

To the extent a substantial portion of the Index consists of securities from underlying issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons; epidemics; or other such events could have significant impact on the performance and/or risk of the Fund.

Depositary Receipt Risk. The Fund will hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts,

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particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration is certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Computer/Technology Sector Risk. Competitive pressures may have a significant effect on the financial condition of companies in the computer/technology sector. Also, many of the products and services offered by computer and technology companies are subject to the risks of short product cycles and rapid obsolescence. Companies in the computer/technology sector also may be subject to competition from new market entrants. Such companies also may be subject to risks relating to research and development costs and the availability and price of components. As product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Other risks include those related to regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies’ diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Oils/Energy Sector Risk. The profitability of companies in the oils/energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Currency Risk. The Fund’s investment in depositary receipts subjects the Fund to currency risk. The underlying securities of the depositary receipts are typically non-dollar denominated. As such, dollar appreciation may have an adverse effect on underlying company’s value in dollars. As a result, the Fund’s target index has a large inverse exposure to the U.S. dollar. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Investment Style Risk. Returns from depositary receipts of underlying issuers located in emerging markets may trail returns from the overall stock market. Such securities may experience cycles of doing better—or worse—than other segments of the stock market or the stock market in general, potentially for extended periods of time.

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Liquidity Risk. it may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities closing prices on local foreign markets, (i.e. the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NASDAQ. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment

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operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index and a benchmark index selected for the Fund.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Managers

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. is responsible for the day to day management of the Fund. Mr. Akins has been portfolio manager of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NASDAQ and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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VelocityShares Russia Select DR ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the BNY Mellon Russia Select DR Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Other expenses	0.00%
Total annual Fund operating expenses	0.65%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal period April 8, 2013 (commencement) through November 30, 2013, the Fund’s turnover rate was 16% of the average value of the Fund.

7

Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index. The Underlying Index is an index designed to track the performance of depositary receipts of companies located in Russia. The Underlying Index is comprised of U.S. exchange-listed American Depositary Receipts (“ADRs”) and London Stock Exchange (“LSE”)-traded Global Depositary Receipts (“GDRs”). The Fund will normally invest at least 90% of its total assets in depositary receipts constituting its Underlying Index. In addition, under normal circumstances, the Fund will invest at least 80% of its total assets in depositary receipts of Russian issuers. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in its 80% investment policy.

Depositary receipts are issued by a bank that purchases shares of a non-U.S. company and issues shares based on the foreign holdings. ADRs are depositary receipts that trade on a U.S. exchange and thus are subject to registration and disclosure requirements under the Securities Acts of 1933 and Securities Exchange Act of 1934, each as amended. GDRs are depositary receipts which trade on the LSE. All of the depositary receipts included in the Underlying Index are sponsored depositary receipts.

All Russian U.S. exchange-listed ADRs and LSE-traded GDRs are eligible for inclusion in the Underlying Index, regardless of number of shares outstanding, or length of time elapsed since the date of listing. ADRs and GDRs are subject to a liquidity screen based on volume on the primary exchange where the ADR or GDR trades in order to be included in the Underlying Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose all or part of your money.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although limited to ADRs and GDRs, may involve unique risks compared to investing in securities of U.S. issuers, including less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States.

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Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Russia Risk. Investment in securities of Russian issuers, although limited to ADRs and GDRs, involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether. The Russian stock market is undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy.

The value of the Russian Ruble may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Russian issuers and the income received by the Fund will be

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principally in Russian Rubles. The Fund’s exposure to the Russian Ruble and changes in value of the Russian Ruble versus the U.S. dollar may result in reduced returns to the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Russian Ruble. In addition, the current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble and on the values of the Fund’s investments. Finally, while holders of a company’s sponsored depositary receipts generally have rights similar to those of the issuer’s common shareholders (and the limited precedents under Russian law are consistent with this principle), there can be no assurances that a Russian court would rule that a holder (such as the Fund) of sponsored ADRs or GDRs of a Russian company do in fact have the same rights under Russian law as a common shareholder of such company.

Depositary Receipt Risk. The Fund will hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration is certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Oils/Energy Sector Risk. The profitability of companies in the oils/energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Financial Services Sector Risk. As of the date of this Prospectus, the Fund invests a significant portion of its assets in securities of issuers in the financial services sector in order to track the Underlying Index’s allocation to that sector. The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. In addition, the deterioration of the credit markets starting in late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide

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range of financial institutions and markets. In particular, events in the financial sector in late 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses.

Currency Risk. The Fund’s investment in depositary receipts subjects the Fund to currency risk. The underlying securities of the depositary receipts are typically non-dollar denominated. As such, dollar appreciation may have an adverse effect on underlying company’s value in dollars. As a result, the Fund’s target index has a large inverse exposure to the U.S. dollar. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Investment Style Risk. Returns from depositary receipts of underlying issuers located in Russia may trail returns from the overall stock market. Such securities may experience cycles of doing better—or worse—than other segments of the stock market or the stock market in general, potentially for extended periods of time.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities closing prices on local foreign markets, (i.e. the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

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Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NASDAQ. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index and a benchmark index selected for the Fund.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Managers

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. is responsible for the day to day management of the Fund. Mr. Akins has been portfolio manager of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NASDAQ and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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VelocityShares Emerging Asia DR ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index, the BNY Mellon Emerging Asia DR Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Other expenses	0.00%
Total annual Fund operating expenses	0.65%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$208	$362	$810

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal year period April 8, 2013 (commencement) through November 30, 2013, the Fund’s turnover rate was 2% of the average value of the Fund.

Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) will seek investment results that correspond generally to the performance, before fees and expenses, of the Underlying Index. The Underlying Index is an index designed to track the performance of depositary receipts of companies located in “emerging Asian”

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countries. The Underlying Index is comprised of U.S. exchange-listed American Depositary Receipts (“ADRs”) and London Stock Exchange (“LSE”)-traded Global Depositary Receipts (“GDRs”). The Fund will normally invest at least 90% of its total assets in depositary receipts constituting its Underlying Index. In addition, under normal circumstances, the Fund will invest at least 80% of its total assets in depositary receipts of issuers located in emerging Asian markets. The Fund is required to provide 60 days’ notice to its shareholders prior to a change in its 80% investment policy.

Depositary receipts are issued by a bank that purchases shares of a non-U.S. company and issues shares based on the foreign holdings. ADRs are depositary receipts that trade on a U.S. exchange and thus are subject to registration and disclosure requirements under the Securities Acts of 1933 and Securities Exchange Act of 1934, each as amended. GDRs are depositary receipts which trade on the LSE. All of the depositary receipts included in the Underlying Index are sponsored depositary receipts.

All Emerging Asia U.S. exchange-listed ADRs and LSE-traded GDRs are eligible for inclusion in the Underlying Index, regardless of number of shares outstanding, or length of time elapsed since the date of listing. ADRs and GDRs are subject to a liquidity screen based on volume on the primary exchange where the ADR or GDR trades in order to be included in the Underlying Index.

As of December 31st, 2013, the countries included in the Underlying Index were:

Country	Weight
South Korea	33.82%
China	33.79%
Taiwan	16.51%
India	14.31%
Indonesia	0.96%
Philippines	0.62%

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose all or part of your money.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

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Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although limited to ADRs and GDRs, may involve unique risks compared to investing in securities of U.S. issuers, including less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States.

Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The emerging market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in emerging market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the emerging market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

Governments of many emerging market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the

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future could have a significant effect on economic conditions in emerging market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of emerging market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

To the extent a substantial portion of the Underlying Index consists of securities from underlying issuers located in particular geographic areas, natural disasters, such as volcano eruptions, tsunamis, earthquakes, floods, hurricanes, typhoons; epidemics; or other such events could have significant impact on the performance and/or risk of the Fund.

Depositary Receipt Risk. The Fund will hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

China Investment Risk. Investment in securities of Chinese issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such investment subjects the Fund to a considerable degree of economic, political and social instability risk. Among other things, disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. A greater risk of social unrest and conflicts with other countries may lead to currency fluctuations, currency convertibility restrictions, interest rate fluctuations and higher rates of inflation. In addition, sudden and significant investment losses could arise from unanticipated political or social developments. The risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested is greater than in many developed markets due to the extensive involvement of the Chinese government in economic regulation and intervention.

South Korea Investment Risk. Investment in securities of South Korean issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such investment subjects the Fund to legal, regulatory, political, currency, security and economic risk specific to South Korea. Among other things, substantial political tensions exist between North Korea and South Korea and these political tensions have recently escalated. Either the threat of an outbreak of hostilities or the outright outbreak of hostilities between the two nations would likely adversely impact the South Korean economy. In addition, due mainly to a rapidly aging population and structural problems, South Korea’s economic growth potential has recently been on a decline.

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Concentration Risk. The Fund seeks to track the Underlying Index, which itself may have concentration is certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Computer/Technology Sector Risk. Competitive pressures may have a significant effect on the financial condition of companies in the computer/technology sector. Also, many of the products and services offered by computer and technology companies are subject to the risks of short product cycles and rapid obsolescence. Companies in the computer/technology sector also may be subject to competition from new market entrants. Such companies also may be subject to risks relating to research and development costs and the availability and price of components. As product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Other risks include those related to regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies’ diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

Currency Risk. The Fund’s investment in depositary receipts subjects the Fund to currency risk. The underlying securities of the depositary receipts are typically non-dollar denominated. As such, dollar appreciation may have an adverse effect on underlying company’s value in dollars. As a result, the Fund’s target index has a large inverse exposure to the U.S. dollar. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Investment Style Risk. Returns from depositary receipts of underlying issuers located in “emerging Asian” countries may trail returns from the overall stock market. Such securities may experience cycles of doing better—or worse—than other segments of the stock market or the stock market in general, potentially for extended periods of time.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. Tax withholdings imposed by foreign countries may also contribute to differences between the Fund’s return and the return of the Underlying Index.

Due to legal and regulatory rules and limitations imposed domestically or by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. The Fund may exclude certain securities included in the Underlying Index that are traded in certain countries due to issues such as trading restrictions, cost or liquidity constraints. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

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The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities closing prices on local foreign markets, (i.e. the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Fluctuation of Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NASDAQ. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Underlying Index and a benchmark index selected for the Fund.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Managers

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. is responsible for the day to day management of the Fund. Mr. Akins has been portfolio manager of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

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Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NASDAQ and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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INTRODUCTION—ALPS ETF TRUST

The ALPS ETF Trust (the “Trust”) is an investment company currently consisting of twenty-one separate exchange-traded “index funds.” This prospectus relates to the VelocityShares Emerging Market DR ETF, the VelocityShares Russia Select DR ETF and the VelocityShares Emerging Asia DR ETF (each a “Fund” and collectively, the “Funds”).

The Funds’ shares (the “Shares”) are listed on the NASDAQ. The Funds’ Shares will trade at market prices that may differ to some degree from the net asset value (“NAV”) of the Shares. Unlike conventional mutual funds, the Funds will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Funds’ portfolios that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.

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VELOCITYSHARES EMERGING MARKETS DEPOSITARY RECEIPT ETF

VELOCITYSHARES RUSSIA SELECT DEPOSITARY RECEIPT ETF

VELOCITYSHARES EMERGING ASIA DEPOSITARY RECEIPT ETF

Investment Objective

The Funds seek investment results that correspond generally to the performance, before fees and expenses, of their underlying indices, the BNY Mellon Emerging Markets DR Index, the BNY Mellon Russia Select DR Index and the BNY Mellon Emerging Asia DR Index (each an “Underlying Index”), respectively, before fees and expenses. Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. Each Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) will seek to match the performance, before fees and expenses, of each Underlying Index. Each Underlying Index is an index designed to track the performance of depositary receipts of companies located in emerging markets, Russia or “emerging Asian” countries. Each Underlying Index is comprised of U.S. exchange-listed American Depositary Receipts (“ADRs”) and London Stock Exchange (“LSE”)-traded Global Depositary Receipts (“GDRs”). Generally only the shares associated with a particular share class, which is the basis of exchange for the ADRs or GDRs, is considered with respect to the requirements of an Underlying Index.

Index Description

Each Index is restricted to U.S. exchange-listed ADRs and LSE-traded GDRs representing equity securities that satisfy the applicable Underlying Index’s coverage requirements.

Depositary receipts are issued by a bank that purchases shares of a non-U.S. company and issues shares based on the foreign holdings. ADRs are depositary receipts that trade on a U.S. exchange and thus are subject to registration and disclosure requirements under the Securities Acts of 1933 and Securities Exchange Act of 1934, each as amended. GDRs are depositary receipts which trade on the LSE.

Emerging market, Russian or Emerging Asia securities which underlie depositary receipts eligible for inclusion in an Underlying Index generally include ordinary shares, preference shares, participation certificates, preferred stock (excluding fixed-rate and convertible types) and other such securities that represent an equity interest in a company, regardless of voting status. Warrants, debentures and other instruments with either debt or derivative characteristics are generally excluded from consideration.

In general, eligible shares include one or more share classes in the event that a company’s share capital is denominated in multiple classes trading in the local market that are also traded in the form of U.S. exchange-listed ADRs or LSE-traded GDRs.

Generally, only the shares outstanding associated with a share class which is the basis of U.S. exchange-listed ADRs or LSE-traded GDRs will be considered in an Underlying Index calculation. To calculate the market capitalization of each Underlying Index constituent, the Dow Jones Index’s then-current free-float market capitalization methodology is applied to the shares outstanding for such share classes only, and all other share classes are excluded.

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Eligible securities are evaluated to ensure their overall consistency with the character, design, and purpose of each Underlying Index, to further its use as an effective benchmark. Final decisions regarding additions to and removals from each Underlying Index are made by the ADR Index Administrator subject to periodic review by a policy steering committee known as BNY Mellon ADR Index Committee.

To ensure the accuracy and integrity of each Underlying Index, issued share capital adjustments greater than ten percent are made prior to the opening of trading on the effective date. Constituent additions are made on a quarterly basis. Deletions to each Underlying Index are made upon the effective delisting date or sooner. Share capital changes of less than or equal to ten percent are made on a quarterly basis after the third Friday of the months of March, June, September and December. On a quarterly basis, ordinarily after the third Friday of the months of March, June, September and December, the free-float shares of all the companies in each Underlying Index will be updated.

BNY Mellon Emerging Markets DR Index

All Emerging Market U.S. exchange-listed ADRs and LSE-traded GDRs are eligible for inclusion in the Emerging Markets DR Index, regardless of number of shares outstanding, or length of time elapsed since the date of listing. Securities are subject to a liquidity screen based on volume on the primary exchange where the depositary receipt trades to be included in the Emerging Markets DR Index. A security is generally deleted if their illiquidity is due to either: 1) ten consecutive non-trading days; 2) suspension from trading; or 3) ongoing bankruptcy proceedings. A security may be deleted from the Index prior to 10 days of no trading activity if there are circumstances that reasonably indicate a forthcoming suspension of trading or delisting whether voluntary or involuntary. Subsequently, for re-inclusion in the Emerging Markets DR Index, the stock must not have more than ten consecutive non-trading days during the past quarter.

The Emerging Markets DR Index definition of emerging stock markets refers to the stock markets in any developing economy, no matter how well-developed the stock market itself may be, with the implication that the stock market’s potential to emerge further is strongly linked to the economy’s overall development potential. Therefore, all stock markets in developing economies, including low-income and middle-income economies as defined by the World Bank, are considered emerging for purposes of The BNY Mellon Emerging Markets DR Index. Additionally, countries classified by the World Bank as high income may be considered emerging by BNY Mellon DR Indices. Factors considered, but not limited to, in such a determination are the country’s economic development, overall market size and liquidity. South Korea and Taiwan are two examples country’s that the World Bank classifies as high income but are considered emerging by BNY Mellon DR Indices.

BNY Mellon Russia Select DR Index

All Russian U.S. exchange-listed ADRs and LSE-traded GDRs are eligible for inclusion in the Russia Select DR Index, regardless of number of shares outstanding, or length of time elapsed since the date of listing. Securities are subject to a liquidity screen based on volume on the primary exchange where the depositary receipt trades to be included in the Russia Select DR Index. A security is generally deleted if their illiquidity is due to either: 1) ten consecutive non-trading days; 2) suspension from trading; or 3) ongoing bankruptcy proceedings. A security may be deleted from the Index prior to 10 days of no trading activity if there are circumstances that reasonably indicate a forthcoming suspension of trading or delisting whether voluntary or involuntary. Subsequently, for re-inclusion in the Russia Select DR Index, the stock must not have more than ten consecutive non-trading days during the past quarter.

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BNY Mellon Emerging Asia DR Index

All Emerging Asia U.S. exchange-listed ADRs and LSE-traded GDRs are eligible for inclusion in the Emerging Asia DR Index, regardless of number of shares outstanding, or length of time elapsed since the date of listing. Securities are subject to a liquidity screen based on volume on the primary exchange where the depositary receipt trades to be included in the Emerging Asia DR Index. A security is generally deleted if their illiquidity is due to either: 1) ten consecutive non-trading days; 2) suspension from trading; or 3) ongoing bankruptcy proceedings. A security may be deleted from the Index prior to 10 days of no trading activity if there are circumstances that reasonably indicate a forthcoming suspension of trading or delisting whether voluntary or involuntary. Subsequently, for re-inclusion in the Emerging Asia DR Index, the stock must not have more than ten consecutive non-trading days during the past quarter.

Asian stock markets meeting the aforementioned criteria for the Emerging Markets DR Index are eligible for the Emerging Asia DR Index.

SECONDARY INVESTMENT STRATEGIES

Each Fund will normally invest at least 90% of its total assets in depositary receipts constituting each Fund’s respective Underlying Index. As a non-principal investment strategy, each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and forward foreign currency exchange contracts and in swaps, options and futures contracts. Each Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Investment Adviser anticipates that it may take approximately three business days (i.e., each day the relevant exchange is open) for additions and deletions to each Underlying Index to be reflected in the portfolio composition of each Fund.

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of each Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in each Fund.

Trading Issues. Trading in Shares on the NASDAQ may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in Shares inadvisable. In addition, trading in Shares on the NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of the NASDAQ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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While the creation/redemption feature is designed to make it likely that Shares will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Securities Lending. Although each Fund will receive collateral in connection with all loans of its securities holdings, each Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by each Fund). In addition, each Fund will bear the risk of loss of any cash collateral that it invests.

These risks are described further in the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. (the “Adviser”) acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the Funds (the “Advisory Agreement”). The Investment Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2013, the Adviser provided supervisory and management services on approximately $12.14 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of each Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Investment Adviser for providing services for each Fund.

Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in each Fund’s semi-annual report to shareholders for the period ending May 31, 2013.

Portfolio Management

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight, is the Portfolio Manager of the Fund and is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Akins has been the Funds’ portfolio manager since their inception. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial

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Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

PURCHASE AND REDEMPTION OF SHARES

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of the Funds’ shares on the NASDAQ may differ from the Funds’ daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NASDAQ intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of each Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. Each Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and each Fund does not make any warranty as to its accuracy.

The NAV per Share for each Fund is determined once daily as of the close of the NASDAQ, usually 4:00 p.m. Eastern time, each day the NASDAQ is open for trading. NAV per Share is determined by dividing the value of each Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on their primary listing exchange on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NASDAQ on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at

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prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of each Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NASDAQ. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with each Fund must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of each Fund, an investor must generally deposit a designated portfolio of equity securities included in each Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by each Fund’s custodian through the facilities of the NSCC, immediately prior to the opening of business each day of the NASDAQ. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of each Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NASDAQ (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate a Fund for the costs associated with buying the applicable securities. Each Fund may adjust these fees from time to

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time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at each Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NASDAQ is open for business. Each Fund’s custodian makes available immediately prior to the opening of business each day of the NASDAQ, through the facilities of the NSCC, the list of the names and the numbers of shares of each Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for each Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to each Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

An order to redeem Creation Units of each Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NASDAQ (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate a Fund for the costs associated with selling the applicable securities. Each Fund may adjust these fees from time to time based on actual experience. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of each Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to each Fund’s shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

Each Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by each Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its shares at NAV for a basket of securities intended to mirror each Fund’s portfolio, plus a small amount of cash, and each Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by each Fund’s shareholders or (b) any attempts to market time each Fund by its shareholders would result in negative impact to each Fund or its shareholders.

FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of each Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for each Fund.

Dechert LLP serves as counsel to each Fund.

Deloitte & Touche LLP serves as each Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

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INDEX PROVIDER

BNY Mellon is the Index Provider for the VelocityShares Emerging Market Depositary Receipt ETF, VelocityShares Russia Select Depositary Receipt ETF and the VelocityShares Emerging Asia Depositary Receipt ETF. The Investment Adviser has entered into a license agreement with BNY (the “Licensor”) to use each Underlying Index.

VelocityShares and the VelocityShares logo are service marks of VelocityShares. All other trademarks, service marks or registered trademarks are the property of their respective owners. These marks have been licensed for use by the Index Provider.

DISCLAIMERS

BNY Mellon and BNY Mellon ADR Index (“BNYM Index Marks”) are service marks of The Bank of New York Mellon Corporation or any of its subsidiaries, affiliates or group companies (“BNY Mellon”) and have been licensed for use for certain purposes by the Adviser. The Adviser’s products based on the BNYM Index Marks named above are not sponsored, endorsed, sold, recommended or promoted BNY Mellon, and BNY Mellon does not make any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of the indexes named above to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public. The relationship between BNY Mellon, on one hand, and the Adviser on the other, is limited to the licensing of certain service marks and trade names of BNY Mellon, and the BNYM Index Marks are determined, composed and calculated by BNY Mellon without regard to the Adviser or their products. BNY Mellon has no obligation to take the needs of the Adviser or the purchasers or owners of their products into consideration in determining, composing or calculating the indexes named above. BNY Mellon is not responsible for, nor has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be converted into cash. BNY Mellon has no obligation or liability in connection with the administration, marketing or trading of the products. BNY MELLON DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN, AND BNY MELLON SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BNY MELLON MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPs, PURCHASERS OR OWNERS OF THEIR PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. BNY MELLON MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BNY MELLON HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index even if notified of the possibility of such damages.

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FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

—	A Fund makes distributions,
—	You sell your Shares listed on the NASDAQ, and
—	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by a Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to them. If more than 50% of a Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income

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taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of a Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s assets will consist for foreign stock or securities.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, each Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors.

Each Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment

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companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Disclosure of Portfolio Holdings

Each Fund’s portfolio holdings are disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in each Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of each Fund during the past calendar year can be found at www.alpsfunds.com.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the fiscal period April 8, 2013 (commencement) through November 30, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling the Funds at 877.583.5624. This information is also available free of charge on the Funds’ website at www.alpsfunds.com.

For a share outstanding throughout the period presented

	VelocityShares Emerging Markets DR ETF	VelocityShares Russia Select DR ETF	VelocityShares Emerging Asia DR ETF
	For the Period April 8, 2013 (commencement of operations) to November 30, 2013	For the Period April 8, 2013 (commencement of operations) to November 30, 2013	For the Period April 8, 2013 (commencement of operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$50.00	$50.00	$50.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.75	1.24	0.29
Net realized and unrealized gain	1.21	1.48	6.65
Total from investment operations	1.96	2.72	6.94

DISTRIBUTIONS:
From net investment income	(0.73)	(1.23)	(0.66)

From tax return of capital	–	–	(0.02)

Total distributions	(0.73)	(1.23)	(0.68)

NET INCREASE IN NET ASSET VALUE	1.23	1.49	6.26

NET ASSET VALUE, END OF YEAR	$51.23	$51.49	$56.26

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TOTAL RETURN(B)	4.05%	5.54%	14.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,562	$2,575	$16,879
RATIO TO AVERAGE NET ASSETS:
Expenses(c)	0.65%	0.65%	0.65%
Net investment income(c)	2.36%	3.82%	0.85%
PORTFOLIO TURNOVER RATE(D)	4%	16%	2%
(a)	Calculated using average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

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FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

—	Call your financial professional
—	www.alpsfunds.com
—	www.velocitysharesetfs.com

Dealers/Institutional Investors

—	www.velocitysharesetfs.com
—	Telephone: 1-877-583-5624
—	www.alpsfunds.com

Investment Adviser ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203
Distributor ALPS Portfolio Solutions Distributor, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203

Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 17th Street Suite 3600 Denver, Colorado 80202

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[ALPS® LOGO]

A Statement of Additional Information dated March 31, 2014, which contains more details about each Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about each Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting each Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of each Fund’s shareholder reports or the Statement of Additional Information by calling 877.583.5624. Free copies of each Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

Each Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about each Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

March 31, 2014

Investment Company Act File No. 811-22175.

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[ALPS® LOGO]

ALPS ETF TRUST

BARRON’S 400 ETF (NYSE ARCA: BFOR)

PROSPECTUS

March 31, 2014

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Barron’s 400 ETF (the “Fund”)

Investment Objective

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.65%
Other expenses(1)	0.00%
Total annual Fund operating expenses	0.65%

(1) “Other Expenses” are based on estimates for the current fiscal year and are calculated as a percentage of the Fund’s net assets.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$ 66	$ 208

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal period June 4, 2013 (commencement) through November 30, 2013, the Fund’s turnover rate was 11% of the average value of the Fund.

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Principal Investment Strategies

ALPS Advisors, Inc. (the “Adviser”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Underlying Index. The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Index components for certain criteria regarding concentration, market capitalization and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying Index in proportions expected by the Adviser to replicate generally the performance of the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase (or sell) securities not in the Underlying Index which the Adviser believes are appropriate to substitute for one or more Underlying Index components or utilize various combinations of other available investment techniques, in seeking to replicate, before fees and expenses, the performance of the Underlying Index. In addition, from time to time securities are added to or removed from the Underlying Index. The Fund may sell securities that are represented in the Underlying Index or purchase securities that are not yet represented in the Underlying Index in anticipation of their removal from or addition to the Underlying Index.

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

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Small and Mid Capitalization Company Risk. Investments in securities of small and mid capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions.

Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Index Risk. The Index Provider has entered into a license agreement with Dow Jones & Company (“DJ”) to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index (the “DJ Master License Agreement”). The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index (the “MG Master License Agreement”). The Index Provider in turn has entered into a sublicense agreement with the Adviser to use the Underlying Index (the “Sublicense Agreement”). Pursuant to the Sublicense Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the DJ Master License Agreement and the MG Master License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index. As such the Sublicense Agreement, among other things, may be terminated on 60 days’ notice if Fund assets under management (“AUM”) do not equal or exceed $50 million by the first anniversary of the Fund’s launch date and if AUM does not exceed $100 million within 18 months after the Fund’s launch date. If the DJ Master License Agreement or the MG Master License Agreement is terminated, the Fund would lose the ability to use the Underlying Index and/or the “Barron’s” name.

Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

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Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the NYSE Arca, Inc, (the “NYSE Arca”). The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time.

Fund Performance

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Index and a benchmark index selected for the Fund.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund.

Portfolio Manager

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight of ALPS Advisors, Inc. has been responsible for the day to day management of the Fund since its inception.

Purchase and Redemption of Shares

The Trust will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities included in the Fund’s Underlying Index and/or cash.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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INTRODUCTION—ALPS ETF TRUST

The ALPS ETF Trust (the “Trust”) is an investment company currently consisting of twenty-one separate exchange-traded “index funds.” This prospectus relates to the Barron’s 400 ETF.

The Fund’s shares (the “Shares”) are listed on the NYSE Arca. The Fund’s Shares will trade at market prices that may differ to some degree from the NAV of the Shares. Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks of 50,000 Shares, each of which is called a “Creation Unit.” Creation Units will be issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

TAX-ADVANTAGED PRODUCT STRUCTURE

Unlike interests in many conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day’s next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind redemption mechanism utilized by most exchange-traded funds, including the Fund, generally will not lead to a tax event for the Fund or its ongoing shareholders.

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BARRON’S 400 ETF

Investment Objective

The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days’ notice prior to any material change in the Fund’s investment objective.

Additional Information about Principal Investment Strategies

The Board of Trustees of the Trust may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

Index Description

The Index Provider, utilizing the Underlying Index methodology, selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Index components for certain criteria regarding concentration, market capitalization and liquidity. The 400 stocks that are selected for inclusion in the portfolio are equally weighted.

The MarketGrader U.S. Coverage Universe is composed of equity securities of U.S. companies (common stocks and real estate investment trusts (“REITs”)). The selection criteria for the MarketGrader U.S. Coverage Universe include market capitalization, trading volume, institutional holdings, and conversion rules (for companies with multiple share classes). All constituents of the Underlying Index must be constituents of the MarketGrader U.S. Coverage Universe.

Companies deleted from the MarketGrader U.S. Coverage Universe that are constituents of the Underlying Index are also deleted from the Underlying Index and the deleted stock’s weight is distributed equally among the remaining Underlying Index constituents, until the next semiannual rebalancing date, when a replacement stock is added.

Stocks in the index universe are evaluated for inclusion in the Underlying Index as follows:

1.

Stocks that have reported quarterly or annual results within the past six months are analyzed by MarketGrader to determine the strength of their fundamentals in four key areas: growth, value, profitability and cash flow.

2.	Stocks with the highest ratings based on the MarketGrader analyses of those four areas are put on a selection list for possible inclusion in the Underlying Index.

3.	Stocks on the selection list are then screened by MarketGrader using the following rules-based criteria:

a.	No REITs are eligible for index selection.

b.	The number of selections in the same ICB Industry cannot exceed 20% of the index (80 companies) for diversification.

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c.	All selections must have a minimum three-month average daily trading dollar value of $2 million.

d.	All selections must have a minimum float-adjusted market cap of $250 million.

e.	At least 25% of all selections (100 companies) must have a total market cap of at least $3 billion.

4.	The top 400 companies that pass all above screens are included in the Underlying Index.

The Underlying Index was developed by the Index Provider and its publication began on August 29, 2007. New York Stock Exchange Arca, Inc. (“NYSE Arca”) serves as the Underlying Index’s calculation agent. Underlying Index values are distributed to the public via the NYSE Euronext Global Index Feed throughout the day, between the hours of 9:30 a.m. and 4:30 p.m. Eastern time, at 15 second intervals under the symbol “B400.”

SECONDARY INVESTMENT STRATEGIES

The Fund will invest at least 80% of its total assets in the shares of the equity securities that comprise the Underlying Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund to help track the Underlying Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund.

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

The investment objective and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

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ADDITIONAL RISK CONSIDERATIONS

In addition to the risks described previously, there are certain other risks related to investing in the Fund.

Trading Issues. Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “Circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses.

Securities Lending. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

These risks are described further in the Statement of Additional Information.

INVESTMENT ADVISORY SERVICES

Investment Adviser

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). The Adviser, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2013, the Adviser provided supervisory and management services on approximately $12.14 billion in assets through closed-end funds, mutual funds and exchange-traded funds. Pursuant to the Advisory Agreement, the Adviser manages the investment and reinvestment of the Fund’s assets and administers the affairs of the Fund to the extent requested by the Board of Trustees.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

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Approval of Advisory Agreement

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the period ending November 30, 2013.

Portfolio Management

Michael Akins, Senior Vice President, Director of Index Management & Product Oversight, is the Portfolio Manager of the Fund and is also responsible for the refinement and implementation of the equity portfolio management process. Mr. Akins has served as the Fund’s Portfolio Manager since the Fund’s inception. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, is an Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

PURCHASE AND REDEMPTION OF SHARES

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes (except for tax purposes).

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

HOW TO BUY AND SELL SHARES

Pricing Fund Shares

The trading price of the Fund’s shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

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The NAV per Share for the Fund is determined once daily as of the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE Arca on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE Arca on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE Arca. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 Shares) directly with the Fund must have entered into an authorized participant agreement with the Distributor and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the NSCC, immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through (i) a “Participating Party” i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the

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“Clearing Process”) or (ii) a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Trust, the Distributor and the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the Distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the Distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for transactions effected outside the Clearing Process or for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder. For more details, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for redemptions effected outside the Clearing Process or for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Dividends and Capital Gains. Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders annually. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in the Fund). Fund shareholders will be notified regarding the portion of any distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through which the Shares were purchased makes such option available.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s Shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

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FUND SERVICE PROVIDERS

ALPS Fund Services, Inc. is the administrator of the Fund.

The Bank of New York Mellon is the custodian, fund accounting agent and transfer agent for the Fund.

Dechert LLP serves as counsel to the Fund.

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

INDEX PROVIDER

The Index Provider was founded in 1999 to serve as a consultancy to the financial services industry. Since its founding, the Index Provider has specialized in indexes, indexation and index-based products, including ETFs. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Index Provider has entered into a license agreement with Dow Jones & Company (the “DJ Master License Agreement”) to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index (the “MG Master License Agreement”). The Index Provider in turn has entered into the Sublicense Agreement with the Adviser to use the Underlying Index. Pursuant to the Sublicense Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the DJ Master License Agreement and the MG Master License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

DISCLAIMERS

The Fund is not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF

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MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 Index SM” is calculated and published by MarketGrader Capital LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”).

The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

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FEDERAL INCOME TAXATION

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

—	The Fund makes distributions,
—	You sell your Shares listed on the NYSE Arca, and
—	You purchase or redeem Creation Units.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

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The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 28%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

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Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.alpsfunds.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year will be available at www.alpsfunds.com.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal period June 4, 2013 (commencement) through November 30, 2013. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request by calling the Fund at 855.724.0450. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

For a share outstanding throughout the period presented

For the Period June 4, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10
Net realized and unrealized gain	4.20
Total from investment operations	4.30

NET INCREASE IN NET ASSET VALUE	4.30
NET ASSET VALUE, END OF PERIOD	$29.30

TOTAL RETURN(b)	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$181,652

RATIOS TO AVERAGE NET ASSETS:
Expenses	0.65%(c)
Net investment income	0.78%(c)
PORTFOLIO TURNOVER RATE(d)	11%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover is not annualized and does not include securities recieved or delivered from processing creations or redemptions.

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FOR MORE INFORMATION

Existing Shareholders or Prospective Investors

—	Call your financial professional
—	www.barrons400etf.com
—	www.alpsfunds.com

Dealers

—	www.barrons400etf.com
—	Distributor Telephone: 855.724.0450
—	www.alpsfunds.com

Investment Adviser ALPS Advisors, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203	Transfer Agent The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Distributor ALPS Portfolio Solutions Distributor, Inc. 1290 Broadway Suite 1100 Denver, Colorado 80203	Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 17th Street Suite 3600 Denver, Colorado 80202

Custodian The Bank of New York Mellon 101 Barclay Street New York, New York 10286

Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, New York 10036

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[ALPS® LOGO]

A Statement of Additional Information dated March 31, 2014, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus, which means that it is legally part of this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports to shareholders, when available. The annual report will explain the market conditions and investment strategies affecting the Fund’s performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund’s shareholder reports or the Statement of Additional Information by calling 855.724.0450. Free copies of the Fund’s shareholder reports and the Statement of Additional Information are available from our website at www.alpsfunds.com.

The Fund sends only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

Information about the Fund, including its reports and the Statement of Additional Information, has been filed with the SEC. It can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 202.551.5850. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street NE, Room 1580, Washington, DC 20549.

PROSPECTUS

Distributor

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

March 31, 2014

Investment Company Act File No. 811-22175.

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Investment Company Act File No. 811-22175

ALPS ETF Trust

Fund	Ticker	Principal Listing Exchange
Cohen & Steers Global Realty Majors ETF	GRI	NYSE Arca, Inc.
ALPS Equal Sector Weight ETF	EQL	NYSE Arca, Inc.
Global Commodity Equity ETF ( f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund)	CRBQ	NYSE Arca, Inc.
Alerian MLP ETF	AMLP	NYSE Arca, Inc.
ALPS Sector Dividend Dogs ETF	SDOG	NYSE Arca, Inc.
ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	GSGO	NYSE Arca, Inc.
ALPS/GS Momentum Builder® Multi-Asset Index ETF	GSMA	NYSE Arca, Inc.
ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	GSAX	NYSE Arca, Inc.
ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF	GSRA	NYSE Arca, Inc.
VelocityShares Emerging Markets DR ETF	EMDR	NASDAQ Stock Market
VelocityShares Russia Select DR ETF	RUDR	NASDAQ Stock Market
VelocityShares Emerging Asia DR ETF	ASDR	NASDAQ Stock Market
U.S. Equity High Volatility Put Write Index Fund	HVPW	NYSE Arca, Inc.
VelocityShares Tail Risk Hedged Large Cap ETF	TRSK	NYSE Arca, Inc.
VelocityShares Volatility Hedged Large Cap ETF	SPXH	NYSE Arca, Inc.
Barron’s 400 ETF	BFOR	NYSE Arca, Inc.
ALPS International Sector Dividend Dogs ETF	IDOG	NYSE Arca, Inc.
RiverFront Strategic Income Fund	RIGS	NYSE Arca, Inc.
Alerian Energy Infrastructure ETF	ENFR	NYSE Arca, Inc.

Statement of Additional Information

Dated March 31, 2014

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated March 31, 2014, for each of the Funds listed above (the “Funds”), each a separate series of the ALPS ETF Trust (the “Trust”), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), or by calling toll free 1-877-398-8461.

The Funds’ most recent Annual Report is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

“GS Momentum Builder” is a trademark of Goldman, Sachs & Co.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on September 13, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of twenty-one investment portfolios (each a “Fund” and collectively, the “Funds”). This SAI relates to the Funds identified on the front cover and as described below. Each Fund is an exchange-traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. Similar to shares of an index mutual fund, each share of a Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. The shares of each Fund are referred to herein as “Shares” or “Fund Shares.”

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The Cohen & Steers Global Realty Majors ETF (the “GRI Fund”), ALPS Equal Sector Weight ETF (the “EQL Fund”), Global Commodity Equity ETF ((f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund) (the “CRBQ Fund”)), Alerian MLP ETF (the “AMLP Fund”), Alerian Energy Infrastructure ETF (the “ENFR Fund”), ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF (the “GSGO Fund”), ALPS/GS Momentum Builder® Multi-Asset Index ETF (the “GSMA Fund”), ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF (the “GSAX Fund”) and ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF (the “GSRA Fund”), VelocityShares Emerging Markets DR ETF (the “EMDR Fund”), the VelocityShares Russia Select DR ETF (the “RUDR Fund”) and the VelocityShares Emerging Asia DR ETF (the “ASDR Fund”), U.S. Equity High Volatility Put Write Index Fund (the “HVPW Fund”), the VelocityShares Tail Risk Hedged Large Cap ETF (the “TRSK Fund”) and the VelocityShares Volatility Hedged Large Cap ETF (the “SPXH Fund”) and RiverFront Strategic Income Fund (the “RIGS Fund”), are classified as “non-diversified.” The ALPS Sector Dividend Dogs ETF (the “SDOG Fund”), Barron’s 400 ETF (the “BFOR Fund”) and ALPS International Sector Dividend Dogs ETF (the “IDOG Fund”) are classified as “diversified.”

Each Fund is managed by ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”). Rich Investment Solutions, LLC (“RIS” or a “Sub-Adviser”) is the sub-adviser for the HVPW Fund and RiverFront Investment Group, LLC (“RiverFront” or a “Sub-Adviser”) is the sub-adviser for the RIGS Fund.

Each Fund will offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of equity securities included in the Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”).

Each Fund’s Shares are listed on either the NYSE Arca, Inc. (the “NYSE Arca”) or the NASDAQ Stock Market (the “NASDAQ”) (each of the NYSE Arca and the NASDAQ an “Exchange”) under the trading symbols set out on the front cover.

Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. With the exception of the HVPW Fund, Creation Units are aggregations of 50,000 Shares. Creation Units of HVPW are aggregations of 100,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if

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(i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of the Funds and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Shares of a Fund.

Except for restriction (2), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Funds. With respect to the Funds’ fundamental investment restriction 7, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Funds (except as otherwise noted below) may not:

(1) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that a Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of a Fund’s total assets) and (ii) to enter into other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

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(7) Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. The Funds may not:

(1) Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of a Fund’s net assets would be invested in illiquid securities.

(5) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, a Fund may invest in securities of issuers that engage in these activities.

INVESTMENT POLICIES

The investment objective and principal investment strategies for each of the Funds are provided in their Prospectus. The Funds may not invest in all of the investments listed below. The Funds use investment techniques commonly used by other exchange traded funds.

GENERAL INVESTMENT STRATEGIES AND PORTFOLIO INSTRUMENTS

With respect to the ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF, ALPS/GS Momentum Builder® Multi-Asset Index ETF and ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF, references to the Fund include the Underlying ETFs, as applicable.

A discussion of the risks associated with an investment in the Funds is contained in the Funds’ Prospectus under the headings “Principal Investment Risks,” “Principal Risks of Investing in the Funds” and “Additional Risk Considerations.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

General Considerations and Risks

Investment in the Funds should be made with an understanding that the value of the portfolio of securities held by the Funds may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

With the exception of the RIGS Fund, the Funds are not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Funds unless the securities of such issuer are removed from the respective Underlying Index.

An investment in the Funds should also be made with an understanding that the Funds will not be able to replicate exactly the performance of the respective Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Underlying Index. It is also possible that for short periods of time, the Funds may not fully replicate the performance of the respective Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Funds are required to correct such imbalances by means of adjusting the composition of its portfolio securities.

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Loans of Portfolio Securities. The Funds may lend their investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the applicable Fund. These loans cannot exceed 33 1/3% of the Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust’s Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the applicable Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Senior Securities. In general, the Funds may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Funds to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% (the “Asset Coverage Requirement”) for all Fund borrowings, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Repurchase Agreements. The Funds may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Funds from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Funds are authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Funds may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Investment Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Funds will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Funds’ ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Funds may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Funds may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Funds are able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Funds have an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Funds intend to use the reverse repurchase technique only when the Investment Adviser believes it will be advantageous to the Funds. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Funds’ assets. The custodian bank will maintain a separate account for the Funds with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

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Money Market Instruments. The Funds may invest a portion of their assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Funds may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Investment Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Funds may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Funds’ investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Funds’ total assets with respect to any one investment company and (iii) 10% of the Funds’ total assets of investment companies in the aggregate.

Illiquid Securities. The Funds may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. The Funds may utilize exchange-traded futures and options contracts.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, the Funds would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

The Funds (except for the RIGS Fund) may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in their Underlying Indexes. Under such circumstances, the Investment Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Underlying Index components or a subset of the components.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the

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premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Funds. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, neither the Funds nor the Trust are deemed to be a “commodity pool” or “commodity pool operator” (“CPO”), respectively, under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser were required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Funds receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Funds’ obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

Currency Transactions. Each Fund that invests in non-U.S. securities (except for the RIGS Fund, as noted below) does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a foreign currency. For the RIGS Fund, the Sub-Adviser does not intend, under normal circumstances, to attempt to hedge against currency risk, but the Sub-Adviser may, in certain circumstances, attempt to reduce this risk by entering into forward contracts with banks, brokers or dealers. Each other Fund that invests in non-U.S. securities may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

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A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Strategies Specific to the RIGS Fund

Debt Obligations. The Fund may invest in debt obligations traded in U.S. or foreign markets. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of the Fund, the Sub-Adviser may consider (i) general economic and financial conditions; and (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets and (f) other considerations deemed appropriate.

The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade (i.e., “junk bonds”) by nationally recognized statistical rating organizations (“NRSROs”), or are unrated securities that the Sub-Adviser believes are of comparable quality. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

Companies that issue junk bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.

The credit rating from an NRSRO of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer’s financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

The Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. In the event the Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

U.S. Government Obligations. The Fund may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common

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stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted. The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. Convertible securities may be illiquid and may be required to convert at a time and at a price that is unfavorable to the Fund. To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed and asset- backed securities. Mortgage-backed securities (“MBS”) are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as Government National Mortgage Association (“GNMA”) and government-related organizations such as Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs”) guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. This amendment improved the ability of FNMA and FHLMC to service their debt. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired – FNMA’s bailout is capped at $125 billion and FHLMC has a limit of $149 billion.

The actions of the U.S. Treasury are intended to ensure that FNMA and FHLMC maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of

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prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Sub-Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.

The Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser or Sub-Adviser.

Other asset-backed securities are structured like MBS, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include items such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.

Municipal Securities. The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, the Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

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Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Bank Instruments. The Fund may invest in certificates of deposit (“CDs”), time deposits and bankers’ acceptances from U.S. banks. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A CD is a negotiable interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a nonnegotiable receipt issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Participation Interests. The Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”). The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest, both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the Participant, and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. Generally, the Fund considers participation interests to be illiquid and therefore subject to the Fund’s percentage limitations for investments in illiquid securities.

Commercial Instruments. The Fund may invest in commercial interests, including commercial paper and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance.

Variable or Floating Rate Instruments. The Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by the Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund’s demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor and/or a liquidity provider. The investment adviser will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Fund.

Zero-Coupon and Pay-in-Kind Securities. The Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid certain excise taxes, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

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Delayed Delivery Transactions. The Fund may use delayed delivery transactions as an investment technique. Delayed delivery transactions, also referred to as forward commitments, involve commitments by the Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The Fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

Investment in securities on a delayed delivery basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, the Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.

The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. The Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

When-Issued Securities. The Fund may purchase when-issued securities. Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in the Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Investment in securities on a when-issued basis may increase the Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund’s when-issued commitments.

Rule 144A Securities. The Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. As set forth under “Illiquid Securities”, the Fund may invest up to an aggregate amount of 15% of its net assets in (a) illiquid securities and (b) Rule 144A securities. The Sub-Adviser, under supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-Adviser could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Sub-Adviser will

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also monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the Sub-Adviser determines that a Rule 144A security is no longer liquid, the Sub-Adviser will review the Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment of illiquid securities. Investing in Rule 144A securities could increase the amount of the Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INFORMATION ABOUT THE INDEX PROVIDERS AND DISCLAIMERS

Index Providers. Set forth below is a list of the Funds (except for the RIGS Fund) and the Underlying Index upon which such Fund is based.

Fund	Underlying Index
Cohen & Steers Global Realty Majors ETF	Cohen & Steers Global Realty Majors Index
ALPS Equal Sector Weight ETF	Banc of America Securities - Merrill Lynch Equal Sector Weight Index
Global Commodity Equity ETF (f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund)	Thomson Reuters CRB Commodity Producers Index
Alerian MLP Fund	Alerian MLP Infrastructure Index
ALPS Sector Dividend Dogs ETF	S-Network Sector Dividend Dogs Index
ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index
ALPS/GS Momentum Builder® Multi-Asset Index ETF	GS Momentum Builder® Multi-Asset Index
ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index
ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF	GS Risk-Adjusted Return U.S. Large Cap Index
U.S. Equity High Volatility Put Write Index Fund	NYSE Arca U.S. Equity High Volatility Put Write Index
VelocityShares Emerging Markets Depositary Receipts ETF	VelocityShares BNY Mellon Emerging Markets Depositary Receipts Index
VelocityShares Russia Select DR ETF	VelocityShares BNY Mellon Russia Select Depositary Receipts Index
VelocityShares Emerging Asia Depositary Receipts ETF	VelocityShares BNY Mellon Emerging Asia Depositary Receipts Index
VelocityShares Tail Risk Hedged Large Cap ETF	VelocityShares Tail Risk Hedged Large Cap
VelocityShares Volatility Hedged Large Cap ETF	VelocityShares Volatility Hedged Large Cap
Barron’s 400 ETF	Barron’s 400 Index
ALPS International Sector Dividend Dogs ETF	S-Network International Sector Dividend Dogs Index
Alerian Energy Infrastructure ETF	Alerian Energy Infrastructure Index

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THE GRI FUND

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) is not affiliated with the Cohen & Steers Global Realty Majors ETF, the Adviser. The Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement with Cohen & Steers and the Adviser. The Adviser pays a licensing fee to Cohen & Steers out of the management fee.

The only relationship that Cohen & Steers has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that Cohen & Steers has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Cohen & Steers has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. Cohen & Steers is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. Cohen & Steers has no obligation or liability in connection with the administration or trading of the Fund.

The Fund is not sponsored, managed or advised by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track performance of a market or sector. Cohen & Steers’ only relationship to the Adviser is in relation to the licensing of certain trademarks and trade names of Cohen & Steers and of one or more Cohen & Steers Indexes, including the Index which is determined, composed and calculated by Cohen & Steers without regard to the Adviser or the Fund. Cohen & Steers has no obligation to take the needs of the Adviser, the Fund or the Fund shareholders into consideration in determining, composing or calculating the Index. Cohen & Steers is not responsible for and has not participated in the timing of the issuance or sale of Fund Shares or in the determination or calculation of the valuation of the Fund’s assets. Cohen & Steers has no obligation or liability in connection with the administration, marketing or portfolio management of the Fund.

COHEN & STEERS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND COHEN & STEERS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. COHEN & STEERS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. COHEN & STEERS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL COHEN & STEERS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE EQL FUND

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) is not affiliated with the ALPS Equal Sector Weight ETF or the Adviser. The Fund is entitled to use its respective Underlying Sector ETFs and Underlying Index pursuant to a licensing agreement with Merrill Lynch and the Adviser. The Adviser pays a licensing fee to Merrill Lynch out of the management fee.

The only relationship that Merrill Lynch has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that Merrill Lynch has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Sector ETFs and the Underlying Index and the name of the Underlying Sector ETFs and the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser,

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Distributor or owners of the Fund. Merrill Lynch has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. Merrill Lynch is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. Merrill Lynch has no obligation or liability in connection with the administration or trading of the Fund.

The Fund is not issued, sponsored, endorsed, sold or promoted by Merrill Lynch or its affiliates (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Bank of America Securities - Merrill Lynch Equal Weight Sector Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE CRBQ FUND

The Index Provider is the designer of the construction and methodology for the Thomson Reuters CRB Commodity Producers Index and owns the service mark or trademark “In-the-Ground.” “Thomson,” “Thomson Reuters,” “Reuters” and “CRB” are service marks or trademarks of Reuters America LLC, a Thomson Reuters company, or its affiliates (“Thomson Reuters”). Thomson Reuters acts as brand licensor for the Thomson Reuters CRB Commodity Producers Index. Thomson Reuters is not responsible for the descriptions of the Thomson Reuters CRB Commodity Producers Index or the Fund that appear herein. Thomson Reuters is not affiliated with the Index Provider, the Trust, the Adviser or the Distributor.

The Index Provider and Thomson Reuters and their affiliates and their respective directors, officers and employees (collectively the “Index Parties”) may buy or sell securities contemplated herein as agent or as principal for their own account and may have positions or engage in transactions based on or indexed to the Thomson Reuters CRB Commodity Producers Index. It is possible that such trading activity will affect the value of the Thomson Reuters CRB Commodity Producers Index and the Fund.

The Fund is not sponsored, endorsed or promoted by the Index Parties. The Index Parties make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and do not guarantee the quality, accuracy or completeness of the Thomson Reuters CRB Commodity Producers Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Thomson Reuters CRB Commodity Producers Index is determined and composed without regard to the Adviser or the Fund. The Index Parties have no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. The Index Parties are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Parties have no obligation or liability in connection with the administration or trading of the Fund.

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The Index Parties do not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and the Index Parties shall have no liability for any errors, omissions, or interruptions therein. The Index Parties make no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. The Index Parties make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Thomson Reuters CRB Commodity Producers Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Thomson Reuters CRB Commodity Producers Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Thomson Reuters CRB Commodity Producers Index, even if notified of the possibility of such damages.

The AMLP Fund

Alerian is the index provider for the Fund (the “Index Provider”). Alerian is an independent company that provides objective market information, and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and Master Limited Partnerships. The company started its business of developing and maintaining financial indexes, including the Index, on June 1, 2006. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Fund. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources. The Adviser has, in turn, entered into a sub-licensing agreement (the “Sub-Licensing Agreement”) with the Trust to allow the Fund to utilize the Index. The Fund pays no fees to Alerian or the Adviser under the Sub-Licensing Agreement.

Alerian uses a rules-based methodology (the “Index Methodology”) to construct and maintain the Index. The Index and the Index Methodology, including a list of the component securities of the Index, can be found on the Index Provider’s website at www.alerian.com.

Shares of the Fund are not sponsored, endorsed, sold, or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the advisability of trading in the product(s). Alerian has no obligation to take the needs of ALPS Advisors (in its capacity as licensee of the Index, the “Licensee”) or the owners of the Shares of the Fund into consideration in determining, composing or calculating the Index. Alerian is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be listed or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. Alerian has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.

Alerian does not guarantee the accuracy and/or the completeness of the Index or any data included therein and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Shares of the Fund, or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein, without limiting any of the foregoing, in no event shall Alerian have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Alerian and Licensee.

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THE SDOG FUND

S-Network Global Indexes LLC (the “Index Provider”) is not affiliated with the ALPS Sector Dividend Dogs ETF or the Adviser. The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the FundThe Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

THE GSGO FUND, GSMA FUND, GSRA FUND AND GSAX FUND

The Goldman Sachs Group, Inc. (“Group Inc.”) is a leading global investment banking, securities and investment management firm that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. Founded in 1869, the firm is headquartered in New York and maintains offices in all major financial centers around the world.

The firm reports its activities in four business segments: Investment Banking; Institutional Client Services; Investing & Lending; and Investment Management.

Goldman, Sachs & Co. (“GS&Co.”), a U.S. broker-dealer and futures commission merchant, is an indirectly wholly owned subsidiary of Group Inc.

GS&Co. or its affiliates may receive license or patent fees in respect of certain Underlying ETFs, and may be authorized participants for, and do business in the ordinary course with, Underlying ETFs.

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GS&Co. sponsors the indexes used by the Funds offered by the Prospectus and appointed the indexes’ calculation agent(s). GS&Co. may appoint different institutions to serve as calculation agents from time to time after the filing of the Prospectus. GS&Co. has entered into a licensing agreement with the Adviser for the Adviser to use each Index. The Adviser has in turn entered into a sub-license agreement with the Trust for each Fund to use its respective Index.

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY GOLDMAN, SACHS & CO. OR ANY OF ITS AFFILIATES. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF THE GS MOMENTUM BUILDER® GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDER® MULTI-ASSET INDEX, GS MOMENTUM BUILDER® ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX OR GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX TO PERFORM AS INTENDED. OTHER THAN AS INDICATED BELOW, GOLDMAN, SACHS & CO.’S ONLY RELATIONSHIP TO THE ADVISER OR THE FUNDS IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF GOLDMAN, SACHS & CO. AND OF THE GS MOMENTUM BUILDER® GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDER® MULTI-ASSET INDEX, GS MOMENTUM BUILDER® ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX AND GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX WHICH WERE DEVELOPED BY GOLDMAN, SACHS & CO. AND ARE CALCULATED BY GOLDMAN, SACHS & CO. OR ITS AGENTS WITHOUT REGARD TO THE ADVISER OR THE FUNDS. THE LICENSE AGREEMENT PERMITS THE ADVISER TO SUBLICENSE SUCH TRADEMARKS AND TRADE NAMES TO THE FUNDS. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES OR AGENTS HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ADVISER, THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE GS MOMENTUM BUILDER® GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDER® MULTI-ASSET INDEX, GS MOMENTUM BUILDER® ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX OR THE GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES IS RESPONSIBLE FOR NOR HAS PARTICIPATED IN THE DETERMINATION OF THE OFFERING PRICES AND THE AMOUNTS OF THE SHARES OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF SHARES OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE REDEMPTION PRICES PER SHARE OF THE FUNDS. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES HAS ANY OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUNDS. GOLDMAN, SACHS & CO. OR ANY OF ITS AFFILIATES MAY BECOME AN AUTHORIZED PARTICIPANT OF THE FUNDS AND MAY FROM TIME TO TIME HOLD LONG OR SHORT POSITIONS IN THE FUND OR IN DERIVATIVES REFERENCING THE FUNDS, AND IN SECURITIES HELD BY ANY FUND OR IN RELATED DERIVATIVES. IN ADDITION, GOLDMAN, SACHS & CO. AND ITS AFFILIATES MAY FROM TIME TO TIME ENGAGE IN THE ORDINARY COURSE OF BUSINESS WITH THE FUNDS IN CONNECTION WITH PORTFOLIO AND SECURITIES LENDING TRANSACTIONS OF THE FUND, WHICH MAY BE ON A PRINCIPAL OR AGENCY BASIS.

NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE GS MOMENTUM BUILDER® GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDER® MULTI-ASSET INDEX, GS MOMENTUM BUILDER® ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX AND GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX OR ANY DATA INCLUDED THEREIN OR RELATING THERETO OR THAT THE FUNDS OR THE GS MOMENTUM BUILDER® GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDER® MULTI-ASSET INDEX, GS MOMENTUM BUILDER® ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX OR GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX ARE SUITABLE FOR ANY INVESTOR, AND GOLDMAN, SACHS & CO. AND ITS AFFILIATES HEREBY EXPRESSLY DISCLAIM ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUNDS, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE GS MOMENTUM BUILDER® GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS

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MOMENTUM BUILDER® MULTI-ASSET INDEX, GS MOMENTUM BUILDER® ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX OR GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX OR ANY DATA INCLUDED THEREIN. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE GS MOMENTUM BUILDER® GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX, GS MOMENTUM BUILDER® MULTI-ASSET INDEX, GS MOMENTUM BUILDER® ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX AND GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN, SACHS & CO. AND ITS AFFILIATES HEREBY EXPRESSLY DISCLAIM ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

HVPW Fund

The Fund is not sponsored, managed or advised by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track performance of a market or sector. NYSE Arca’s only relationship to the Investment Adviser or the Sub-Adviser is in relation to the licensing of certain trademarks and trade names of NYSE Arca and of one or more NYSE Arca Indexes, including the Index which is determined, composed and calculated by NYSE Arca without regard to the Investment Adviser, the Sub-Adviser or the Fund. NYSE Arca has no obligation to take the needs of the Investment Adviser, the Sub-Adviser, the Fund or the Fund shareholders into consideration in determining, composing or calculating the Index. NYSE Arca is not responsible for and has not participated in the timing of the issuance or sale of Fund Shares or in the determination or calculation of the valuation of the Fund’s assets. NYSE Arca has no obligation or liability in connection with the administration, marketing or portfolio management of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Index or any data included therein and NYSE Arca shall have no liability for any errors, omissions, or interruptions therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Investment Adviser, the Sub-Adviser, the Fund, Fund shareholders, or any other person or entity from the use of the Index or any data included therein. NYSE Arca makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose of use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Index or any data included therein, even if notified of the possibility of such damages.

The Investment Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Investment Adviser shall have no liability for any errors, omissions or interruptions therein. The Investment Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Investment Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Investment Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

THE EMDR FUND, RUDR FUND AND ASDR FUND

The Bank of New York Mellon Corporation (“BNY Mellon” or the “Index Provider”) is not affiliated with the Funds or the Adviser. Each Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

VelocityShares and the VelocityShares logo are service marks of VelocityShares. All other trademarks, service marks or registered trademarks are the property of their respective owners. These marks have been licensed for use by the Index Provider.

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BNY Mellon and BNY Mellon ADR Index ("BNYM Index Marks") are service marks of The Bank of New York Mellon Corporation or any of its subsidiaries, affiliates or group companies ("BNY Mellon") and have been licensed for use for certain purposes by ALPS. ALPS’ products based on the BNYM Index Marks named above are not sponsored, endorsed, sold, recommended or promoted BNY Mellon, and BNY Mellon does not make any representation or warranty, express or implied, to the purchasers or owners of the products or any member of the public regarding the advisability of investing in financial products generally or in these products particularly, the ability of the indexes named above to track market performance or the suitability or appropriateness of the products for such purchasers, owners or such member of the public. The relationship between BNY Mellon, on one hand, and ALPS on the other, is limited to the licensing of certain service marks and trade names of BNY Mellon, and the BNYM Index Marks are determined, composed and calculated by BNY Mellon without regard to ALPS or their products. BNY Mellon has no obligation to take the needs of ALPS or the purchasers or owners of their products into consideration in determining, composing or calculating the indexes named above. BNY Mellon is not responsible for, nor has participated in, the determination of the timing of, prices at, or quantities of the products to be issued or in the determination or calculation of the equation by which the products are to be converted into cash. BNY Mellon has no obligation or liability in connection with the administration, marketing or trading of the products. BNY MELLON DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN, AND BNY MELLON SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BNY MELLON MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VELOCITYSHARES, PURCHASERS OR OWNERS OF THEIR PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. BNY MELLON MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES LISTED ABOVE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BNY MELLON HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE TRSK FUND AND SPXH FUND

VelocityShares Index and Calculation Service, a division of VelocityShares LLC (the “Index Provider” or “VelocityShares”) is not affiliated with the Funds or the Adviser. Each Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Funds, the Adviser or Distributor of the Funds in connection with the Funds is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Funds. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the net asset value of the Funds. The Index Provider has no obligation or liability in connection with the administration or trading of the Funds. The Fund is not sponsored, endorsed, sold or promoted by VelocityShares or its third party licensors. Neither VelocityShares nor its third party licensors make any representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Underlying Index to track general stock market performance. VelocityShares’ and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of VelocityShares and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither VelocityShares nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. VelocityShares has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER VELOCITYSHARES, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH

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RESPECT THERETO. VELOCITYSHARES, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. VELOCITYSHARES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL VELOCITYSHARES, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

VelocityShares and the VelocityShares logo are service marks of VelocityShares. All other trademarks, service marks or registered trademarks are the property of their respective owners. These marks have been licensed for use by the Index Provider.

THE BFOR FUND

MarketGrader Capital, LLC (the “Index Provider”) is not affiliated with the Barron’s 400 ETF or the Adviser. The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The Index Provider has entered into a license agreement with Dow Jones & Company (the “DJ Master License Agreement”) to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index (the “MG Master License Agreement”). The Index Provider in turn has entered into the Sublicense Agreement with the Adviser to use the Underlying Index. Pursuant to the Sublicense Agreement, the use of the Underlying Index by the Adviser and the Fund is subject to the terms of the DJ Master License Agreement and the MG Master License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital LLC (“MarketGrader”). “Barron’s”, “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”).

The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the Licensee or to the owners of the Product(s) or any member of the public regarding the advisability of trading in the Product(s). DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. The Barron’s 400 Index is determined, composed and calculated by MarketGrader without regard DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Product into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the calculation of the Barron’s 400 Index or in the determination of the timing of, prices at, or quantities of the Product to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES, AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES OR ITS RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY

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LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN MARKETGRADER AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

THE IDOG FUND

S-Network Global Indexes LLC (the “Index Provider”) is not affiliated with the ALPS International Sector Dividend Dogs ETF or the Adviser. The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

Standard & Poors Custome Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

THE ENFR FUND

Shares of the Fund are not sponsored, endorsed, sold, or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the advisability of trading in the product(s). Alerian has no obligation to take the needs of ALPS Advisors (in its capacity as licensee of the Index, the “Licensee”) or the owners of the Shares of the Fund into consideration in determining,

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composing or calculating the Index. Alerian is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be listed or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. Alerian has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.

Alerian does not guarantee the accuracy and/or the completeness of the Index or any data included therein and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Shares of the Fund, or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein, without limiting any of the foregoing, in no event shall Alerian have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Alerian and Licensee.

The Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

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GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

DERIVATIVES (Futures Contracts, Options, Forwards and Swaps)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The various derivative instruments that a Fund may use are described in more detail under “Futures Contracts, Options and Swap Agreements” and “Foreign Currency Transactions” in this Statement of Additional Information. Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (ii) the fact that skills needed to use these strategies are different from those needed to select non-derivative portfolio securities; (iii) the potential absence of a liquid secondary market for any particular instrument at any time; (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences; (v) for swaps, additional credit risk and the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the swap is based and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with the use of certain derivatives.

A Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

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Furthermore, regulatory requirements for the Funds to set aside assets to meet their obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Funds to be more volatile and can result in significant losses.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the Adviser or a Sub-Adviser may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. The Funds believe that these trading and positions limits will not have an adverse impact on a Fund’s strategies for hedging its positions. The CFTC has proposed but not implemented speculative position limits on swap transactions.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law by President Obama on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and in some instances already and in the future will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act.Although many rules and regulations have been implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds, but it is expected that swap dealers, major market participants and swap counterparties, including the Funds, will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Futures and Options Transactions

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event

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of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities. Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks of Swap Agreements

Bi-lateral swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. Some interest rate and credit default swaps are currently subject to central clearing and exchange trading. Although these changes are expected to decrease the counterparty risk involved in bi-laterally negotiated contracts and increase market liquidity, exchange-trading and clearing will not make the contracts risk-free.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

It is possible that developments in the swaps market, including government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Where swap agreements are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, they may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

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EQUITY SECURITIES

The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in the Funds that hold equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

NON-U.S. AND EMERGING MARKETS SECURITIES

A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Non-U.S. laws and accounting standards typically are not as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

Non-U.S. equity securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Investing in emerging market equity securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets equity securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

RISKS OF CURRENCY TRANSACTIONS.

RIGS may, in certain circumstances, attempt to hedge against the RIGS Fund’s currency risk by entering into forward contracts. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Certain other Funds invest in non-U.S. securities and thus may engage in foreign exchange transactions. Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential

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interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a Fund utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this Statement is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund’s prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

RISKS SPECIFIC TO THE EMDR, RUDR AND ASDR FUNDS

RUSSIA RISK

Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares is defined according to entries in the issuer’s share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. The ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may

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issue share certificates or provide extracts of the company’s share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company’s share register is controlling. While the Fund invests in ADRs and GDRs rather than securities traded in Russia, to the extent questions arise regarding the share register of an issuer whose stock underlies an ADR or GDR in which the Fund invests, the value of such ADRs or GDRs may be affected.

The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy.

The value of the Russian Ruble may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Russian issuers and the income received by the Fund will be principally in Russian Rubles. The Fund’s exposure to the Russian Ruble and changes in value of the Russian Ruble versus the U.S. dollar may result in reduced returns to the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Russian Ruble. In addition, the current economic turmoil in Russia and the effects on the current global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble and on the values of the Fund’s investments.

ASIA EMERGING MARKET RISK

The developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies,

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including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in a Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

RISKS SPECIFIC TO THE RIGS FUND

Risks of Mortgage-Related Securities. Investment in MBS poses several risks, including prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Beside the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the risk that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issuer. In a period of unstable interest rates, or under a variety of other circumstances, there may be decreased demand for certain types of MBS, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government except to the extent previously described. The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

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MANAGEMENT

Trustees and Officers

The general supervision of the duties performed by the Adviser for each Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

Independent Trustees

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of the following: AV Hunter Trust; Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	41	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); Reaves Utility Income Fund; and Westcore Trust (12 funds).

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Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	41	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (30 funds); and Reaves Utility Income Fund.
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Committee, Bow River Capital Partners (private equity	22	Mr. Pederson is Trustee of Westcore Trust (12 funds) and Principal Real Estate Income Fund (1 fund)

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management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Urban Land Conservancy (a not-for-profit organization), 2004 – present; Director, National Western Stock Show (not-for-profit organization).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

Interested Trustee

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Thomas A. Carter, 1966	Trustee and President	Since March 2008	Mr. Carter joined ALPS Fund Services, Inc. (“ALPS”) in 1994 and is currently President and Director of ALPS Advisors, Inc.	28	Mr. Carter is a Trustee of ALPS Variable Investment Trust (7 funds) and Principal Real Estate Income Fund (1 fund)

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(“AAI”), ALPS Distributors, Inc. (“ADI”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and Executive Vice President and Director of ALPS and ALPS Holdings, Inc. (“AHI”). Because of his position with AHI, ALPS, ADI, APSD and AAI, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

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Officers

Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Melanie Zimdars, 1976	Chief Compliance Officer (“CCO”)	Since December 2009	Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, BPV Family of Funds, Broadview Funds Trust, EGA Emerging Global Shares Trust and the RealityShares ETF Trust.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust and Principal Real Estate Income Fund.
William Parmentier, 1952	Vice President	Since March 2008	Mr. Parmentier is Chief Investment Officer, AAI (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc. Because of his position with AAI, Mr. Parmentier is deemed an affiliate of the Trust as defined under the 1940 Act.
Erin D. Nelson, 1977	Secretary	Since October 2013	Ms. Nelson is Senior Vice-President and Chief Legal Officer of ALPS Advisors, Inc. Ms. Nelson joined ALPS in January, 2003. Ms. Nelson is also Secretary of the Principal Real Estate Income Fund since 2014, Clough Global Allocation Fund since 2004, Clough Global Equity Fund since 2005, Clough Global Opportunities Fund since 2006, the Liberty All-Star Growth Fund since 2013 and Liberty All-Star Equity Fund since 2013.
Jennifer A. Craig 1973	Assistant Secretary	Since October 2013	Ms. Craig joined ALPS in 2007 and is currently Senior Paralegal. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer is elected annually.

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Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 25, 2008. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 25, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-Founder, Chief Operations Officer and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since March 25, 2008. He currently serves as President of Foundation Properties, Inc., a real estate investment manager, is an Advisory Committee member at Bow River Capital Partners, a private equity investment management firm. Mr. Pederson is also Advisor of the Pauls Corporation, a real estate investment management and development company, an Advisory Board member at Neenan Co., a construction services company, a Board Member of Urban Land Conservancy, a not-for-profit organization and a Director of the National Western Stock Show, a not-for-profit organization. He has previously served as Chairman of Ross Consulting Group, a real estate consulting service. He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Thomas A. Carter

Mr. Carter has been an Interested Trustee and Chairman of the Trust since March 25, 2008. Since joining ALPS Fund Services, Inc. in 1994, Mr. Carter joined ALPS Fund Services, Inc., the Funds’ administrator, in 1994 and currently serves as President of ALPS Portfolio Solutions Distributor, Inc., the Funds’ principal underwriter, and ALPS Advisors, Inc., the Funds’ investment adviser. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder. He was selected to serve as a Trustee of the Trust based on his business, accounting, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of each Fund rests with the Trustees. The Trust has engaged the Adviser to manage each Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of each Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

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The Board has appointed Thomas A. Carter, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. The Board has determined not to appoint a lead independent trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s multiple series of Fund shares, each Fund’s single portfolio of assets, each Fund’s net assets and the services provided by the Funds’ service providers.

Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of each Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by each Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. In addition, as part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman) and Pederson. The Audit Committee met twice during the fiscal year ended November 30, 2013.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems and Pederson. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended November 30, 2013.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS ETF Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

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As of December 31, 2013, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Thomas A. Carter	$50,001-$100,000	$50,001-$100,000

As of December 31, 2013, the dollar range of equity securities in the Funds beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Mary K. Anstine	None	None
Jeremy W. Deems	None	None
Rick Pederson	None	None

Remuneration of Trustees and Officers

Each Independent Trustee receives (1) a quarterly retainer of $5,000, (2) a per meeting fee of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended November 30, 2013:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Portfolio Complex Paid To Trustees(1)
Mary K. Anstine, Trustee	$38,000	$0	$0	$100,000

Jeremy W. Deems, Trustee	$38,000	$0	$0	$100,000

Rick A. Pederson, Trustee	$38,000	$0	$0	$46,250

(1)	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Officers who are employed by the Adviser receive no compensation or expense reimbursements from the Trust.

Adviser. The Funds are managed by the Adviser. The Adviser, a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. The Adviser is an affiliate of ALPS Fund Services, Inc., who serves as the Funds’ administrator, and ALPS Distributors, Inc., who serves as Distributor to the Funds.

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Located in Denver, Colorado, ALPS Holdings was founded in 2005 and assumed the business of ALPS Financial Services, which was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. As of December 31, 2013, ALPS Advisors, Inc. manages over $12.14 billion in assets.

Investment Advisory Agreement.

Pursuant to an Investment Advisory Agreement between the Investment Adviser and the Trust, the Investment Adviser is responsible for all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds’ business.

The Funds’ unitary advisory fees as a percentage of net assets are:

Fund	Advisory Fee
Cohen & Steers Global Realty Majors ETF	0.55%
ALPS Equal Sector Weight ETF	0.37%
Global Commodity Equity ETF (f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund)	0.65%
Alerian MLP ETF	0.85%
ALPS Sector Dividend Dogs ETF	0.40%
ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF	0.68%
ALPS/GS Momentum Builder® Multi-Asset Index ETF	0.68%
ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	0.68%
ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF	0.55%
VelocityShares Emerging Markets DR ETF	0.65%
VelocityShares Russia Select DR ETF	0.65%
VelocityShares Emerging Asia DR ETF	0.65%
U.S. Equity High Volatility Put Write Index Fund	0.95%
VelocityShares Tail Risk Hedged Large Cap ETF	0.65%
VelocityShares Volatility Hedged Large Cap ETF	0.65%
Barron’s 400 ETF	0.65%
ALPS International Sector Dividend Dogs ETF	0.50%
RiverFront Strategic Income Fund	0.22%
Alerian Energy Infrastructure ETF	0.65%

The table below shows the management fees earned by ALPS Advisors, Inc. for the periods indicated.

Fund	For the Fiscal Year Ended November 30, 2013	For the Fiscal Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(1)

Cohen & Steers Global Realty Majors ETF	$553,149	$346,232	$261,699

ALPS Equal Sector Weight ETF	$323,473	$259,358	$178,448

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Global Commodity Equity ETF (f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund)	$449,391	$542,198	$760,339

Alerian MLP ETF	$51,567,615	$27,544,239	$8,693,575

ALPS Sector Dividend Dogs ETF(2)	$1,006,159	$55,609	N/A

ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF(3)	$51,215	N/A	N/A

ALPS/GS Momentum Builder® Multi-Asset Index ETF(3)	$67,420	N/A	N/A

ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF(3)	$53,947	N/A	N/A

ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF(3)	$53,131	N/A	N/A

U.S. Equity High Volatility Put Write Index Fund(4)	$74,593	N/A	N/A

VelocityShares Emerging Markets DR ETF(5)	$10,995	N/A	N/A

VelocityShares Russia Select DR ETF(5)	$11,193	N/A	N/A

VelocityShares Emerging Asia DR ETF(5)	$25,649	N/A	N/A

VelocityShares Tail Risk Hedged Large Cap ETF(6)	$6,133	N/A	N/A

VelocityShares Volatility Hedged Large Cap ETF(6)	$16,823	N/A	N/A

Barron’s 400 ETF(7)	$277,409	N/A	N/A

ALPS International Sector Dividend Dogs ETF(8)	$66,287	N/A	N/A

RiverFront Strategic Income Fund(9)	$16,586	N/A	N/A

Alerian Energy Infrastructure ETF(10)	$1,646	N/A	N/A

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(1) Effective March 7, 2011, the Board approved changing the fiscal year of the Fund from December 31 to November 30.

(2)The SDOG Fund commenced operations on June 29, 2012.

(3) The GSGO Fund, GSMA Fund, GSRA Fund and GSAX Fund commenced operations on December 20, 2012.

(4)The HVPW Fund commenced operations on February 28, 2013.

(5) The EMDR Fund, RUDR Fund and ASDR Fund commenced operations on April 8, 2013.

(6) The TRSK Fund and SPXH Fund commenced operations on June 21, 2013.

(7) The BFOR Fund commenced operations on June 4, 2013.

(8) The IDOG Fund commenced operations on June 28, 2013.

(9) The RIGS Fund commenced operations on October 8, 2013.

(10) The ENFR Fund commenced operations on November 1, 2013.

Under the Investment Advisory Agreement, the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The initial term of the Investment Advisory Agreement is two years and continues thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Funds’ outstanding voting securities on 60 days written notice to the Investment Adviser, or by the Investment Adviser on 60 days written notice to the Fund.

Sub-Advisers.

Rich Investment Solutions, LLC (“RIS”) acts as the HVPW Fund’s investment sub-adviser pursuant to a sub-advisory agreement with the Adviser (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser manages the investment and reinvestment of the Fund’s assets on an ongoing basis under the supervision of the Adviser.

Pursuant to the Sub-Advisory Agreement, the Adviser pays RIS on a monthly basis a portion of the net advisory fees it receives from the HVPW Fund, at the annual rate of 0.80% of average net assets.

The table below shows the sub-advisory fees earned by RIS for the period indicated.

Fund	For the Period February 28, 2013 (Commencement) through November 30, 2013

U.S. Equity High Volatility Put Write Index Fund	$62,815

RiverFront Investment Group, LLC (“RiverFront”) acts as the RIGS Fund’s investment sub-adviser pursuant to a sub-advisory agreement with the Trust on behalf of the RIGS Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, RiverFront furnishes the investment program for the RIGS Fund and manages the investment and reinvestment of the RIGS Fund’s assets on an ongoing basis under the supervision of the Adviser. Pursuant to the Sub-Advisory Agreement, the RIGS Fund pays RiverFront a sub-advisory fee for the services it provides, payable on a monthly basis at the annual rate of 0.24% of the RIGS Fund’s average daily net assets. However, RiverFront has agreed to waive its entire sub-advisory fee until at least March 31, 2015.

The table below shows the sub-advisory fees earned by RiverFront for the periods indicated.

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RiverFront Strategic Income Fund	For the Period October 8, 2013 (Commencement) through November 30, 2013

Gross Sub-Advisory Fees	$18,094

Waiver	($18,094)

Net Sub-Advisory Fees	$0

Other Accounts Managed by the Portfolio Manager; Compensation of the Portfolio Manager.

Information regarding the other accounts managed by the portfolio managers as of December 31, 2013, is set forth below:

	Accounts Managed			Accounts With Respect to Which the Advisory Fee is based on the Performance of the Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Michael Akins	Registered Investment Companies	5	$4.8 billion	N/A	N/A

	Other Pooled investment vehicles	N/A	N/A	N/A	N/A

	Other Accounts	N/A	N/A	N/A	N/A

U.S. Equity High Volatility Put Write Index Fund

Kevin Rich	Registered Investment Companies	N/A	N/A	N/A	N/A

	Other Pooled investment vehicles	N/A	N/A	N/A	N/A

	Other Accounts	N/A	N/A	N/A	N/A

Jeff Klearman	Registered Investment Companies	N/A	N/A	N/A	N/A

	Other Pooled investment vehicles	N/A	N/A	N/A	N/A

	Other Accounts	N/A	N/A	N/A	N/A

RiverFront Strategic Income Fund

Michael Jones, CFA	Registered Investment Companies	5	$282,052,062*	N/A	N/A

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	Accounts Managed			Accounts With Respect to Which the Advisory Fee is based on the Performance of the Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
	Other Pooled investment vehicles	N/A	N/A	N/A	N/A

	Other Accounts	9,595	$3,988,740,686*	N/A	N/A

Tim Anderson, CFA	Registered Investment Companies	5	$282,052,062*	N/A	N/A

	Other Pooled investment vehicles	N/A	N/A	N/A	N/A

	Other Accounts	9,595	$3,988,740,686*	N/A	N/A

Kevin Nicholson	Registered Investment Companies	5	$282,052,062*	N/A	N/A

	Other Pooled investment vehicles	N/A	N/A	N/A	N/A

	Other Accounts	9,595	$3,988,740,686*	N/A	N/A

Portfolio Manager Compensation Structure Disclosure

The Adviser is responsible for the day-to-day management of each Fund, except the HVPW Fund and the RIGS Fund, as described below. The Portfolio manager who is responsible for the day-to-day management of each Fund is paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

Rich Investment Solutions, LLC

Mr. Rich and Mr. Klearman are the equity owners of RIS, and the compensation they receive thus is determined based on RIS’s profitability (but is not based specifically on portfolio performance). Mr. Rich and Mr. Klearman do not receive a fixed salary or discretionary bonus from RIS.

RiverFront

The Sub-Adviser compensates portfolio managers with a base salary and an annual bonus. A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is a function of the Sub-Adviser’s overall financial performance, the relative and absolute performance of the accounts that the portfolio manager is managing, including the Fund, and the portfolio manager’s individual investment and other job-related performance.

Specifically, the Sub-Adviser accrues a corporate bonus pool that is indexed to the overall profitability of the firm. Each portfolio manager is given a “target bonus” based on achieving the profitability targets. This target bonus is then indexed again (higher or lower) based on each portfolio manager’s individual performance.

Fixed-income portfolio managers are judged based on the performance of the fixed-income component of the portfolio relative to the fixed-income benchmark, which is a custom combination that reflects the strategic allocation of the

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portfolio and typically includes a weighted combination of the Barclay’s Aggregate (or a subset of the Aggregate that matches the credit and duration strategy being pursued) and the Merrill Lynch High Yield Index on a one- and three-year trailing return. Outperforming the benchmark by more than 100 basis points is considered above-average performance; performing in line with the benchmark +/- 50 basis points is considered average performance; and underperforming by 100 basis points or more is considered poor performance.

Portfolio managers may also own and may be offered an opportunity to purchase or sell interests in the Sub-Adviser or its holding company.

RiverFront and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for RiverFront and the individuals that it employs. For example, RiverFront seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. RiverFront has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by RiverFront and the RIGS Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

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Related Business Opportunities. RiverFront or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to RiverFront and its affiliates.

Securities Ownership of the Portfolio Manager. The dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2013 is as follows:

Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Michael Akins

	Cohen & Steers Global Realty Majors ETF	$0

	ALPS Equal Sector Weight ETF	$0

	Global Commodity Equity ETF (f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund)	$0

	Alerian MLP ETF	$0

	ALPS Sector Dividend Dogs ETF	$10,001-$50,001

	ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF)	$0

	ALPS/GS Momentum Builder® Multi-Asset Index ETF	$0

	ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF	$0

	ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF	$0

	U.S. Equity High Volatility Put Write Index Fund	$0

	VelocityShares Emerging Markets DR ETF	$0

	VelocityShares Russia Select DR ETF	$0

	VelocityShares Emerging Asia DR ETF	$0

	VelocityShares Tail Risk Hedged Large Cap ETF	$0

	VelocityShares Volatility Hedged Large Cap ETF	$0

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	Barron’s 400 ETF	$0

	ALPS International Sector Dividend Dogs ETF	$10,001-$50,001

	RiverFront Strategic Income Fund	$0

	Alerian Energy Infrastructure ETF	$0

Kevin Rich

	U.S. Equity High Volatility Put Write Index Fund	$1-$10,000

Jeff Klearman

	U.S. Equity High Volatility Put Write Index Fund	$10,001-$50,001

Michael Jones, CFA

	RiverFront Strategic Income Fund	$0

Tim Anderson

	RiverFront Strategic Income Fund	$0

Kevin Nicholson

	RiverFront Strategic Income Fund	$0

Administrator. ALPS Fund Services, Inc. (“ALPS Fund Services”) serves as the Trust’s administrator. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping and accounting services to the Trust. For the services, ALPS Fund Services receives a fee, accrued daily and paid monthly by the Adviser from the management fee. ALPS Fund Services is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Custodian and Transfer Agent. The Bank of New York Mellon (“BNY”), also serves as custodian for the Funds pursuant to a Custodian Agreement. As custodian, BNY holds each Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BNY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

Distributor. ALPS Portfolio Solutions Distributor, Inc. is the distributor of the Funds’ Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Units.”

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants of the Depository Trust Company (the “DTC”) (as defined in “DTC Acts as Securities Depository” below).

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust’s policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. None of the Adviser, its affiliates or RIS currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by a Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities may be allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

RIGS Fund

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser. Particularly when investing in less liquid or illiquid securities, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most

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favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Sub-Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or sub-advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives brokerage and research products and services from many broker-dealers with which the Sub-Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place the Fund’s portfolio transactions may be useful to the Sub-Adviser in providing services to the Sub-Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), a Sub-Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

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The table below shows the brokerage commissions paid by each Fund for the period indicated:

Fund	For the Fiscal Year Ended November 30, 2013	For the Fiscal Year Ended November 30, 2012	For the Period January 1, 2011 to November 30, 2011(1)

Cohen & Steers Global Realty Majors ETF	$9,086	$346,232	$261,699

ALPS Equal Sector Weight ETF	$1,855	$3,087	$1,858

Global Commodity Equity ETF (f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund)	$13,131	$10,887	$15,584

Alerian MLP ETF	$413,575	$197,454	$82,325

ALPS Sector Dividend Dogs ETF(2)	$29,395	$0	N/A

ALPS/GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF(3)	$13,178	N/A	N/A

ALPS/GS Momentum Builder® Multi-Asset Index ETF(3)	$8,240	N/A	N/A

ALPS/GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF(3)	$25,403	N/A	N/A

ALPS/GS Risk-Adjusted Return U.S. Large Cap Index ETF(3)	$2,665	N/A	N/A

U.S. Equity High Volatility Put Write Index Fund(4)	$32,900	N/A	N/A

VelocityShares Emerging Markets DR ETF(5)	$99	N/A	N/A

VelocityShares Russia Select DR ETF(5)	$416	N/A	N/A

VelocityShares Emerging Asia DR ETF(5)	$1248	N/A	N/A

VelocityShares Tail Risk Hedged Large Cap ETF(6)	$12	N/A	N/A

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VelocityShares Volatility Hedged Large Cap ETF(6)	$15	N/A	N/A

Barron’s 400 ETF(7)	$17,947	N/A	N/A

ALPS International Sector Dividend Dogs ETF(8)	$1,158	N/A	N/A

RiverFront Strategic Income Fund(9)	$0	N/A	N/A

Alerian Energy Infrastructure ETF(10)	$0	N/A	N/A

(1) Effective March 7, 2011, the Board approved changing the fiscal year end of the Fund from December 31 to November 30.

(2)The SDOG Fund commenced operations on June 29, 2012.

(3) The GSGO Fund, GSMA Fund, GSRA Fund and GSAX Fund commenced operations on December 20, 2012.

(4)The HVPW Fund commenced operations on February 28, 2013.

(5) The EMDR Fund, RUDR Fund and ASDR Fund commenced operations on April 8, 2013.

(6) The TRSK Fund and SPXH Fund commenced operations on June 21, 2013.

(7) The BFOR Fund commenced operations on June 4, 2013.

(8) The IDOG Fund commenced operations on June 28, 2013.

(9) The RIGS Fund commenced operations on October 8, 2013.

(10) The ENFR Fund commenced operations on November 1, 2013.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on September 13, 2007.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently is comprised of twenty-one funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to a Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration of Trust may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by a Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 51% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

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The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Control Persons. Although the Fund does not have information concerning its beneficial ownership held in the names of DTC Participants, as of February 28, 2014 the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Fund were as follows:

Cohen & Steers Global Realty Majors ETF

Company Name	% of Ownership	Address
Pershing, LLC	20.48%	PO Box 2052, Jersey City, NJ 07303-2052
Charles Schwab & Co., Inc.	11.12%	101 Montgomery Street, San Francisco, CA 94104
Morgan Stanley Smith Barney, LLC	10.51%	1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311
National Financial Services LLC	9.63%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310
Merrill Lynch Pierce Fenner Safekeeping	7.08%	102 Hudson St., 9th Floor, Jersey City, NJ 07032
First Clearing, LLC	6.88%	One North Jefferson Avenue, St. Louis, Missouri 63103
TD Ameritrade Clearing, Inc.	5.02%	1005 North Ameritrade Place, Bellevue, NE 68005

ALPS Equal Sector Weight ETF

Company Name	% of Ownership	Address
Merrill Lynch Pierce Fenner Safekeeping	20.24%	102 Hudson St., 9th Floor, Jersey City, NJ 07032
UBS Financial Services Inc.	14.17%	1000 Harbor Boulevard, Weehawken, NJ 07086-6790
Morgan Stanley Smith Barney, LLC	12.36%	1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311
TD Ameritrade Clearing, Inc.	11.67%	1005 North Ameritrade Place, Bellevue, NE 68005
Foliofn Investments, Inc.	8.15%	8180 Greensboro Dr., 8th Floor, Mclean, Virginia 22102
National Financial Services LLC	7.51%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310
First Clearing, LLC	5.02%	One North Jefferson Avenue, St. Louis, Missouri 63103

Global Commodity Equity ETF (f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund)

Company Name	% of Ownership	Address
BMO Harris Bank NA/Trust	19.62%	111 West Monroe Street, Chicago, Illinois 60603
RBC Capital Markets, LLC	16.41%	3 World Financial Center, 200 Vesey St., New York, New York 10281
TD Ameritrade Clearing, Inc.	12.38%	1005 North Ameritrade Place, Bellevue, NE 68005
Charles Schwab & Co., Inc.	12.02%	101 Montgomery Street, San Francisco, CA 94104
National Financial Services LLC	8.63%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310
Merrill Lynch Pierce Fenner Safekeeping	6.74%	102 Hudson St., 9th Floor, Jersey City, NJ 07032

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ALPS International Sector Dividend Dogs ETF

Company Name	% of Ownership	Address
Merrill Lynch Pierce Fenner Safekeeping	28.19%	102 Hudson St., 9th Floor, Jersey City, NJ 07032
Morgan Stanley Smith Barney, LLC	19.95%	1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311
Charles Schwab & Co., Inc.	14.58%	101 Montgomery Street, San Francisco, CA 94104
Desjardins Securities, Inc.	9.41%	1170 Peel Street, Suite 300, Montreal, Quebec, H3B 0A9
UBS Financial Services Inc.	5.29%	1000 Harbor Boulevard, Weehawken, NJ 07086-6790

ALPS Sector Dividend Dogs ETF

Company Name	% of Ownership	Address
Merrill Lynch Pierce Fenner Safekeeping	19.97%	102 Hudson St., 9th Floor, Jersey City, NJ 07032
Morgan Stanley Smith Barney, LLC	16.21%	1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311
Charles Schwab & Co., Inc.	14.33%	101 Montgomery Street, San Francisco, CA 94104
First Clearing, LLC	9.29%	One North Jefferson Avenue, St. Louis, Missouri 63103
UBS Financial Services Inc.	7.55%	1000 Harbor Boulevard, Weehawken, NJ 07086-6790
National Financial Services LLC	5.90%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310

Barron’s 400 ETF

Company Name	% of Ownership	Address
National Financial Services LLC	25.38%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310
Charles Schwab & Co., Inc.	19.08%	101 Montgomery Street, San Francisco, CA 94104
UBS Financial Services Inc.	17.89%	1000 Harbor Boulevard, Weehawken, NJ 07086-6790
Morgan Stanley Smith Barney, LLC	6.94%	1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311
TD Ameritrade Clearing, Inc.	6.33%	1005 North Ameritrade Place, Bellevue, NE 68005
Merrill Lynch Pierce Fenner Safekeeping	5.74%	102 Hudson St., 9th Floor, Jersey City, NJ 07032

U.S. EQUITY HIGH VOLATILITY PUT WRITE INDEX FUND

Company Name	% of Ownership	Address
Pershing, LLC	13.25%	PO Box 2052, Jersey City, NJ 07303-2052
The Bank of New York Mellon	12.11%	One Wall Street, New York, NY 10286
TD Ameritrade Clearing, Inc.	10.49%	1005 North Ameritrade Place, Bellevue, NE 68005
LPL Financial Corporation	10.41%	9785 Towne Centre Drive, San Diego, CA 92121-1968

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Charles Schwab & Co., Inc.	8.78%	101 Montgomery Street, San Francisco, CA 94104
National Financial Services LLC	8.66%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310
Raymond James & Associates, Inc.	7.40%	880 Carillon Parkway, St. Petersburg, Florida 33716
Interactive Brokers Retail Equity Clearing	6.79%	P.O. Box A3770, Chicago, IL 60690-3770
UBS Financial Services Inc.	6.48%	1000 Harbor Boulevard, Weehawken, NJ 07086-6790

ALPS | GS Risk-Adjusted Return U.S. Large Cap Index ETF

Company Name	% of Ownership	Address
Goldman, Sachs & Co.	67.44%	200 West Street, New York, New York 10282-2198
Charles Schwab & Co., Inc.	17.69%	101 Montgomery Street, San Francisco, CA 94104

ALPS | GS Momentum Builder® Asia ex-Japan and U.S. Treasuries Index ETF

Company Name	% of Ownership	Address
Goldman, Sachs & Co.	90.32%	200 West Street, New York, New York 10282-2198

ALPS | GS Momentum Builder® Multi-Asset Index ETF

Company Name	% of Ownership	Address
Goldman, Sachs & Co.	61.45%	200 West Street, New York, New York 10282-2198
Charles Schwab & Co., Inc.	19.64%	101 Montgomery Street, San Francisco, CA 94104
LPL Financial Corporation	6.22%	9785 Towne Centre Drive, San Diego, CA 92121-1968

ALPS | GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF

Company Name	% of Ownership	Address
Goldman, Sachs & Co.	92.70%	200 West Street, New York, New York 10282-2198

VelocityShares Volatility Hedged Large Cap ETF

Company Name	% of Ownership	Address
Charles Schwab & Co., Inc.	55.06%	101 Montgomery Street, San Francisco, CA 94104
Pershing, LLC	28.90%	PO Box 2052, Jersey City, NJ 07303-2052
National Financial Services LLC	6.57%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310

VelocityShares Tail Risk Hedged Large Cap ETF

Company Name	% of Ownership	Address
National Financial Services LLC	62.29%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310
Charles Schwab & Co., Inc.	17.06%	101 Montgomery Street, San Francisco, CA 94104

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Commerce Bank	6.50%	8000 Forsyth Blvd, Suite 1200, St. Louis, Missouri 63105

VelocityShares Emerging Markets Russia DR ETF

Company Name	% of Ownership	Address
Citibank, N.A.	83.33%	399 Park Ave Frnt 1, New York, New York 10022-4614
RBC Capital Markets, LLC	11.63%	3 World Financial Center, 200 Vesey St., New York, New York 10281

VelocityShares Emerging Markets Asia DR ETF

Company Name	% of Ownership	Address
RBC Capital Markets, LLC	96.65%	3 World Financial Center, 200 Vesey St., New York, New York 10281

VelocityShares Emerging Markets DR ETF

Company Name	% of Ownership	Address
RBC Capital Markets, LLC	95.57%	3 World Financial Center, 200 Vesey St., New York, New York 10281

Alerian MLP ETF

Company Name	% of Ownership	Address
Morgan Stanley Smith Barney, LLC	13.97%	1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311
Merrill Lynch Pierce Fenner Safekeeping	13.29%	102 Hudson St., 9th Floor, Jersey City, NJ 07032
National Financial Services LLC	10.87%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310
Charles Schwab & Co., Inc.	10.84%	101 Montgomery Street, San Francisco, CA 94104
First Clearing, LLC	7.58%	One North Jefferson Avenue, St. Louis, Missouri 63103

RiverFront Strategic Income Fund

Company Name	% of Ownership	Address
Robert W. Baird & Co. Inc.	38.91%	777 E. Wisconsin Avenue, Milwaukee, WI 53202
Raymond James & Associates, Inc.	20.41%	880 Carillon Parkway, St. Petersburg, Florida 33716
Morgan Stanley Smith Barney, LLC	14.07%	1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311
State Street Bank and Trust Company	5.71%	One Lincoln Street, Boston, MA 02111
RBC Capital Markets, LLC	5.66%	3 World Financial Center, 200 Vesey St., New York, New York 10281
Janney Montgomery Scott LLC	5.42%	1717 Arch Street, Philadelphia, PA 19103

Alerian Energy Infrastructure ETF

Company Name	% of Ownership	Address
National Financial Services LLC	20.04%	499 Washington Blvd 4th Floor, Jersey City, NJ 07310
Charles Schwab & Co., Inc.	16.94%	101 Montgomery Street, San Francisco, CA 94104

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Merrill Lynch Pierce Fenner Safekeeping	16.50%	102 Hudson St., 9th Floor, Jersey City, NJ 07032
Merrill Lynch, Pierce, Fenner & Smith Inc.	8.12%	One Bryant Park, New York, NY 10036
TD Ameritrade Clearing, Inc.	5.76%	1005 North Ameritrade Place, Bellevue, NE 68005
Pershing, LLC	5.61%	PO Box 2052, Jersey City, NJ 07303-2052

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE Arca and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser or relevant Sub-Adviser. The Adviser or relevant Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A of this SAI. The Board will periodically review each Fund’s proxy voting record.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for each Fund also will be available at no charge upon request by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Each Fund’s Form N-PX also is available on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q and Form N-CSR for each Fund will be available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-Q and Form N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-5850. Each Fund’s Form N-Q and Form N-CSR will be available without charge, upon request, by calling 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. Each Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in each Fund or in other investment companies or accounts managed by the Adviser, Sub-Adviser or any affiliated person of the Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information of each Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of each Fund, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Board must approve all material amendments to this policy. Each Fund’s complete portfolio holdings are publicly disseminated each day each Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund. The Trust, the Adviser, Sub-Advisers and the Distributor will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser, Sub-Advisers and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by each Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of each Fund (except as noted below) generally consists of the in-kind deposit of a designated portfolio of securities — the “Deposit Securities” — per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index (“Fund Securities”) and an amount of cash — the “Cash Component” — computed as described below. The HVPW Fund effects creations in cash (with the required amount of cash for the purchase of a Creation Unit Aggregation being the “Deposit Cash”). The RIGS Fund may effect creations largely or wholly for cash. Together, the Deposit Securities, the Cash Component and/or the Deposit Cash constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of each Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” — an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund that effects creations wholly or partly in-kind.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the Underlying Index. With respect to the RIGS Fund, the Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equal to the price of the TBA transaction listed as a Deposit Security. In addition, to the extent the TRSK Fund and/or the SPXH Fund hold swaps or other derivatives in respect of a portion of such Fund’s Underlying Index, cash will be substituted for any such swap or other derivative in a Fund Deposit. In addition, with respect to Funds that effect creations wholly or partly in-kind, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or, if applicable, the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the applicable Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the applicable Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only

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System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant. Only U.S. equity securities are eligible to be cleared through the Clearing Process. Therefore, only Funds which invest solely in such securities are eligible to utilize the Clearing Process.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are affected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

With respect to a Fund that invests in non-U.S. securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the NYSE Arca on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

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Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) (for Funds that could utilize the Clearing Process) and in the circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and a Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit

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Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, a Sub-Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable regardless of the number of creations made each day.

An additional variable charge may be imposed for creations effected outside the Clearing Process (with respect to Funds that could utilize the Clearing Process).

In addition, in the case of cash creations or where the Trust permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate a Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser's or Sub-Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard creation transaction fee for each Fund is set forth below.

FUND	STANDARD CREATION TRANSACTION FEE
GRI	$ 1,500
EQL	$ 500
CRBQ	$ 3,000
AMLP	$ 500
SDOG	$ 500

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GSGO	$ 500
GSMA	$ 500
GSAX	$ 500
GSRA	$ 500
EMDR	$ 500
RUDR	$ 500
ASDR	$ 500
HVPW	$ 500
TRSK	$ 500
SPXH	$ 500
BFOR	$ 500
IDOG	$ 1,500
RIGS	$ 500
ENFR	$ 500

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at its NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Funds will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

With respect to each Fund that effects redemptions wholly or partly in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions (or partial cash redemptions) are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The AMLP Fund and the HVPW Fund effect redemptions in cash. The RIGS Fund may effect redemptions largely or wholly in cash.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

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Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed to compensate a Fund for the costs associated with selling the applicable securities. A Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser's discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust's sale of portfolio securities will be at the expense of a Fund and will affect the value of all Shares of the Fund; but the Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption transaction fees for a Fund otherwise are the same as the standard creation fees set forth above. In no event will a redemption transaction fee exceed 2% of the amount redeemed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process (for Funds eligible to utilize the Clearing Process) must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. With respect to Funds that invest in non-U.S. securities, however, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Funds. In addition, for Funds that invest in non-U.S. securities, in connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a

63

redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

For Funds that effect redemptions wholly or partly in-kind, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. To the extent the TRSK Fund and/or the SPXH Fund hold swaps or other derivatives in respect of a portion of such Fund’s Underlying Index, cash will be substituted for any such swap or derivative in a redemption. In addition, an investor may request a redemption in cash that the relevant Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the relevant Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays. Each Fund that invests in non-U.S. securities generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus three Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each such Fund, in certain circumstances. The holidays applicable to each such Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for a Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

64

The dates in calendar year 2014 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

2014
Argentina
January 1	May 1	August 18
March 24	May 25	October 13
April 2	June 20	December 8
April 18	July 9	December 25

Australia
January 1	April 18	May 19	August 13	December 25
January 27	April 21	June 2	September 29	December 26
March 3	April 25	June 9	October 6
March 10	May 5	August 4	November 4

Austria
January 1	May 1	August 15	December 26
January 6	May 29	December 8	December 31
April 18	June 9	December 24
April 21	June 19	December 25

Bahrain
January 1	October 4	December 16
January 13	October 25
July 28	November 3

Bermuda
January 1	July 31	December 25
April 18	August 1	December 26
May 24	September 1
June 16	November 11

Brazil
January 1	April 18	July 9	December 31
January 20	April 21	November 20
March 3	May 1	December 24
March 4	June 19	December 25

Canada
January 1	May 19	September 1	December 26
January 2	June 24	October 13
February 17	July 1	November 11
April 18	August 4	December 25

Chile
January 1	June 16	December 8
April 18	August 15	December 25
May 1	September 18	December 31
May 21	September 19

China
January 1	February 6	May 7		October 6
January 20	February 7	May 26		October 7
January 30	February 17	July 4		October 13
January 31	May 1	September 1		November 11
February 3	May 2	October 1		November 27

65

February 4	May 5	October 2	December 25
February 5	May 6	October 3

Colombia
January 1	May 1	August 18	December 25
January 6	June 2	October 13	December 31
March 24	June 23	November 3
April 17	June 30	November 17
April 18	August 7	December 8

Costa Rica
January 1	July 25	October 12
April 11	August 2	December 25
April 20	August 15
May 1	September 15

Czech Republic
January 1	October 28	December 26
April 21	November 17	December 31
May 1	December 24
May 8	December 25

Denmark
January 1	May 16	December 24
April 17	May 29	December 25
April 18	June 5	December 26
April 21	June 9	December 31

Egypt
January 1	April 21	July 28	October 6
January 7	May 1	July 29
January 13	July 1	July 30
April 20	July 23	October 5
The Egyptian market is closed every Friday.

France
January 1	May 8	November 11
April 18	May 29	December 25
April 21	July 14	December 26
May 1	August 15

Germany
April 6	December 26
April 9
May 1
December 25

Greece
January 1	April 18	August 15
January 6	April 21	October 28
March 3	May 1	December 25
March 25	June 9	December 26

Hong Kong
January 1	April 21	July 1	December 24
January 30	May 1	September 9	December 25
January 31	May 6	October 1	December 26
April 18	June 2	October 2	December 31

66

Hungary
January 1	June 9	December 24
April 21	August 20	December 25
May 1	October 23	December 26
May 2	October 24

India
January 14	April 18	August 15	October 6
February 27	May 1	August 18	October 23
March 17	May 14	August 23	November 4
March 31	June 30	August 29	November 6
April 1	July 1	September 30	December 25
April 8	July 29	October 2
April 14	July 30	October 3

Indonesia
January 1	May 15	July 29	August 18	December 26
January 13	May 26	July 30	October 6	December 30
January 31	May 29	July 31	December 24	December 31
April 18	July 28	August 1	December 25

Ireland
January 1	May 1	October 27	December 29
March 17	May 5	December 24
April 18	June 2	December 25
April 21	August 4	December 26

Israel
March 16	April 21	June 4	September 26	October 15
April 14	May 4	August 5	October 3	October 16
April 15	May 5	September 24	October 8
April 20	June 3	September 25	October 9
The Israeli market is closed every Friday.

Italy
January 1	May 1	December 24
January 6	June 2	December 25
April 18	August 15	December 26
April 25	December 8

Japan
January 1	February 11	July 21	November 3
January 2	March 21	September 15	November 24
January 3	April 29	September 23	December 23
January 13	May 5	October 13	December 31

Kenya
January 1	June 1	December 12
April 18	July 28	December 25
April 21	October 4	December 26
May 1	October 27

Kuwait
January 2	February 27	July 30	October 7
January 16	May 29	July 31	October 23

67

February 25	July 28	October 5
February 26	July 29	October 6

Luxembourg
January 1	June 9	November 1
April 21	June 23	December 25
May 1	August 15	December 26
May 29	September 1

Malaysia
January 1	February 3	June 7	October 6
January 14	May 1	July 28	October 22
January 30	May 13	July 29	October 23
January 31	May 15	July 30	October 25
February 1	May 30	September 1	December 25

Mexico
January 1	March 21	September 16	December 25
February 3	April 17	November 17
February 5	April 18	November 20
March 17	May 1	December 12

Morocco
January 1	July 28	August 20	November 18
January 14	July 29	August 21
January 15	July 30	October 6
May 1	August 14	November 6

Netherlands
January 1	May 1	December 26
April 18	May 29
April 21	June 9
April 30	December 25

New Zealand
January 1	February 6	June 2
January 2	April 18	October 27
January 20	April 21	December 25
January 27	April 25	December 26

Nigeria
January 1	May 27	December 24
January 14	May 29	December 25
April 18	July 29	December 26
May 1	October 1

Norway
January 1	May 1	December 25
April 17	May 29	December 26
April 18	June 9	December 31
April 21	December 24

Oman
January 1	July 23	November 5
January 13	October 4	November 22
May 27	October 25

68

Peru
January 1	July 28	December 24
April 17	July 29	December 25
April 18	October 8	December 31
May 1	December 8

Philippines
January 1	April 18	July 29	December 30
February 25	May 1	August 21	December 31
April 7	June 12	December 24
April 17	July 28	December 25

Poland
January 1	May 1	November 11
April 18	June 19	December 25
April 21	August 15	December 26

Portugal
January 1	April 25	June 19	December 24
March 4	May 1	August 15	December 25
April 18	June 10	December 1	December 26
April 21	June 13	December 8

Qatar
July 28	July 31	October 6
July 29	September 3	October 7
July 30	October 5

The Qatari market is closed every Friday.

69

Saudi Arabia
July 26	July 30	October 4
July 27	July 31	October 5
July 28	September 23	October 6
July 29	October 2	October 7
The Saudi Arabian market is closed every Thursday and Friday.

Singapore
January 1	May 1	August 9	December 25
January 31	May 13	October 6
February 1	May 15	October 22
April 18	July 28	October 23

South Africa
January 1	April 28	December 16
March 21	May 1	December 25
April 18	June 16	December 26
April 21	September 24

South Korea
January 1	March 1	August 15	October 3
January 30	May 5	September 7	December 24
January 31	May 6	September 8
February 1	June 6	September 9

Spain
January 1	April 21	July 25	December 25
January 6	May 1	August 15	December 26
April 17	May 2	September 9
April 18	May 15	December 8

Sweden
January 1	May 1	December 24
January 6	May 29	December 25
April 18	June 6	December 26
April 21	June 20	December 31

Switzerland
January 1	April 21	August 1	December 25
January 2	May 1	August 15	December 26
January 6	May 29	September 11	December 31
March 19	June 9	December 8
April 18	June 19	December 24

Taiwan
January 1	February 12	April 4	October 10
February 7	February 13	May 1
February 8	February 14	June 12
February 11	February 28	September 19

70

Thailand
January 1	April 16	July 1	December 5
February 25	May 1	July 23	December 10
April 8	May 6	August 12	December 31
April 15	May 27	October 23

Turkey
January 1	July 28	October 3	October 28
April 23	July 29	October 6	October 29
May 19	July 30	October 7

United Arab Emirates
January 1	July 29	October 6
January 13	August 6	October 25
May 26	October 4	December 2
July 28	October 5	December 3
The United Arab Emirates market is closed every Friday.

The United Kingdom
January 1	May 5	December 26
April 18	August 25
April 21	December 25

Uruguay
January 1	April 17	July 18
January 6	April 18	August 25
March 3	May 1	December 25
March 4	June 19

Venezuela
January 1	April 17	June 24
January 6	April 18	July 24
March 3	May 1	August 18
March 4	June 2	December 8
March 19	June 16	December 25

Vietnam
January 1	February 2	May 1		September 8
January 23	February 14	May 6		November 20
January 30	March 8	June 2		December 25
January 31	April 9	August 10
February 1	April 30	September 2

71

SETTLEMENT PERIODS GREATER THAN

SEVEN DAYS FOR YEAR 2014

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Austria	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
China	01/27/14	02/10/14	14
	01/28/14	02/11/14	14
	01/29/14	02/12/14	14
	04/28/14	05/08/14	10
	04/29/14	05/09/14	10
	04/30/14	05/12/14	12
	09/26/14	10/08/14	12
	09/29/14	10/09/14	10
	09/30/14	10/10/14	10
Czech Republic	12/23/13	01/02/14	10
	12/19/14	12/29/14	10
	12/22/14	12/13/14	8
	12/23/14	01/02/15	10
Denmark	12/23/13	01/02/14	10
	04/14/14	04/23/14	8
	04/15/14	04/24/14	8
	04/16/14	04/25/14	8
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Egypt	12/31/13	01/08/14	8
	01/06/14	01/14/14	8
	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
	04/17/14	04/27/14	10
	07/21/14	07/31/14	10
	07/22/14	08/03/14	12
	07/24/14	08/04/14	11
	09/29/14	10/07/14	8
	09/30/14	10/08/14	8
	10/01/14	10/09/14	8
	10/02/14	10/12/14	10

Finland	12/23/13	01/02/14	10
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Indonesia	12/23/13	01/02/14	10
	07/23/14	08/04/14	12
	07/24/14	08/05/14	12
	07/25/14	08/06/14	12
	12/19/14	12/29/14	10

72

	12/22/14	12/30/14	8
	12/23/14	01/02/15	11
Ireland	12/23/14	01/02/14	10
	12/19/14	12/30/14	11
	12/22/14	12/31/14	9
	12/23/14	01/02/15	10
Italy	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Japan	12/26/14	01/05/15	10
	12/29/14	01/06/15	8
	12/30/14	01/07/15	8
Malaysia	01/27/14	02/04/14	8
	01/28/14	02/05/14	8
	01/29/14	02/06/14	8
	07/23/14	07/31/14	8
	07/24/14	08/01/14	8
	07/25/14	08/04/14	10
Philippines	12/23/13	01/02/14	10
	12/26/13	01/03/14	8
	12/27/13	01/06/14	10
	12/23/14	01/02/15	10
	12/26/14	01/05/15	10
	12/29/14	01/06/15	8
Portugal	12/19/14	01/02/14	10
	12/22/14	01/03/14	8
	12/23/14	01/06/14	8
Saudi Arabia	07/22/14	08/02/14	11
	07/03/14	08/03/14	11
	09/30/14	01/08/14	8
	10/01/14	10/11/14	10
South Africa	12/23/13	01/02/14	10
	12/24/13	01/03/14	10
	12/27/13	01/06/14	10
	12/30/13	01/07/14	8
	12/31/13	01/08/14	8
	03/14/14	03/24/14	10
	03/17/14	03/25/14	8
	03/18/14	03/26/14	8
	03/19/14	03/27/14	8
	03/20/14	03/28/14	8
	04/11/14	04/22/14	9
	04/14/14	04/23/14	9
	04/15/14	04/24/14	9
	04/16/14	04/25/14	9
	04/17/14	04/29/14	12
	04/22/14	04/30/14	8
	04/23/14	05/02/14	9
	04/24/14	05/05/14	11
	04/25/14	05/06/14	11
	04/29/14	05/07/14	8

73

	04/30/14	05/08/14	8
	06/09/14	06/17/14	8
	06/10/14	06/18/14	8
	06/11/14	06/19/14	8
	06/12/14	06/20/14	8
	06/13/14	06/23/14	10
	09/17/14	09/25/14	8
	09/18/14	09/26/14	8
	09/19/14	09/29/14	10
	09/22/14	09/30/14	8
	09/23/14	10/01/14	8
	12/09/14	12/17/14	8
	12/10/14	12/18/14	8
	12/11/14	12/19/14	8
	12/12/14	12/22/14	10
	12/15/14	12/23/14	8
	12/18/14	12/29/14	11
	12/19/14	12/30/14	11
	12/22/14	12/31/14	9
	12/23/14	01/02/15	10
	12/14/14	01/05/15	12
	12/29/14	01/06/15	8
	12/30/14	01/07/15	8
	12/31/14	01/08/15	8
Spain	04/14/14	04/22/14	8
	04/15/14	04/23/14	8
	04/16/14	04/24/14	8
Sweden	12/23/13	01/02/14	10
	12/19/14	12/29/14	10
	12/22/14	12/30/14	8
	12/23/14	01/02/15	10
Taiwan	01/24/14	02/05/14	12
	01/27/14	02/06/14	10
United Arab Emirates	07/22/14	07/30/14	8
	07/23/14	07/31/14	8
	07/24/14	08/01/14	8
	11/26/14	12/04/14	8
	11/27/14	12/08/14	11
Vietnam	04/29/14	05/07/14	8

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

74

TAXES

The following discussion is applicable to all Funds, except for the AMLP Fund. Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code, as amended (the “Code”). As a RIC, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the relevant Fund's current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98.2% of its ordinary income for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of such Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities and structured notes. Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the relevant Fund. Each Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Certain of a Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce non-qualifying income for purposes of the income test required to be satisfied by a RIC. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. Each Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

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Each Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividends.”

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

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A Fund may gain commodity exposure through investment in exchange traded funds that are treated as RICs or “qualified publicly traded partnerships” or grantor trusts for U.S. federal income tax purposes. An exchange traded fund that seeks to qualify as a RIC may gain commodity exposure through investment in commodity-linked notes and in subsidiaries that invest in commodity-linked instruments. Although the IRS has issued numerous favorable private letter rulings to certain RICs that gain commodity exposure in this manner, such rulings can be relied on only by the taxpayers to whom they are issued. Moreover, the IRS currently is reconsidering whether and how a RIC should be permitted to gain commodity exposure. Future IRS guidance (or possibly legislation or other regulatory guidance) could limit the ability of an exchange traded fund that qualifies as a RIC to gain commodity exposure regardless of whether that exchange traded fund previously received a favorable IRS private letter ruling with respect to such investment activity. Investments by a Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.

Distributions from each Fund's net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of each Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by each Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. Thereafter, without further Congressional action, that rate will return to 20%. In addition, some ordinary dividends declared and paid by each Fund in taxable years beginning before January 1, 2013 (if not extended further by Congress) to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by each Fund and the shareholder. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

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The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Due to recent legislation, the Funds (or their administrative agents) are required to report to the Internal Revenue Service (“IRS”) and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S. or (ii) in the case of a non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates. For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 (if not extended further by Congress), the Funds are not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by a Fund as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However a Fund may withhold tax on these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

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There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

Effective January 1, 2014, a Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the relevant Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the relevant Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the relevant Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of each Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

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TAXATION OF THE AMLP FUND

Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Federal Income Taxation.”

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Fund Shares. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that the Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay federal and state taxes on its taxable income as opposed to most other investment companies which are not so obligated.

As discussed below, the Fund expects that a portion of the distribution it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay to expenses.

The Fund will also be subject to U.S. federal income tax at the regular graduated corporate tax rates on any gain recognized by the applicable Fund on any sale of equity securities of an MLP. Cash distributions from an MLP to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities.

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The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Adviser will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations currently 35% and an assumed rate attributable to state taxes.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. The tax basis of Shares of the Fund must be reduced by any distribution which is treated as a return of capital for tax purposes. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if Fund Shares or other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the shares acquired must be adjusted to reflect the disallowed loss.

Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service (see above) will nevertheless generally be taxable dividends to shareholders acquiring such additional Shares.

Distributions by the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from such Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Dividends paid by the Fund to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a Non-U.S. Shareholder, the Non-U.S. Shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax.

If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in such Fund’s shares. To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (i) such Non-U.S. Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits and (ii) such Non-U.S. Shareholder’s tax basis in such Fund’s shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in “Redemptions and Sales of Shares” below.

A redemption of common shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder’s entire interest in the Fund, or is in partial liquidation of such Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in “Receipt of Distributions” above.

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A Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund’s shares, except in the following cases:

- the gain is effectively connected with a trade or business of the Non-U.S. Shareholder in the U.S. or, if the Non-U.S. Shareholder is a qualifying resident of a country with which the U.S. has a tax treaty, such gain is attributable to a permanent establishment maintained by such Non-U.S. Shareholder in the U.S.,

- the Non-U.S. Shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of disposition and who has a “tax home” in the U.S., or

- the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of common shares become, a U.S. real property holding corporation.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of common shares.

Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds (effective January 1, 2017) made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable it to determine whether withholding is required.

Non-U.S. Shareholders may also be subject to U.S. estate tax with respect to their shares of the Fund.

Federal regulations generally require the Fund to withhold and remit to the U.S. Treasury a “backup withholding” tax with respect to dividends and the proceeds of any redemption paid to you if you fail to furnish the applicable Fund or the Fund’s paying agent with a properly completed and executed IRS Form W-9, Form W-8BEN, or other applicable form. Furthermore, the Service may notify the applicable Fund to institute backup withholding if the Service determines that your TIN is incorrect or if you have failed to properly report taxable dividends or interest on a federal tax return. A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return. The backup withholding rate is currently 28%. The ability to deduct capital losses may be limited.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

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DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

The NAV per Share of each Fund is computed by dividing the value of the net assets of the relevant Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the relevant Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing each Fund’s NAV, the relevant Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid either quarterly or annually depending on the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the relevant Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

INDICATIVE INTRA-DAY VALUE

The approximate value of a Fund’s investments on a per-Share basis, the Indicative Intra-Day Value (“IIV”), is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

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The Exchange calculates the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in a Fund’s portfolio, the estimated amount of accrued interest owing to a Fund and the estimated value of the securities held in a Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on a Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies. Although the Funds provide the independent third party calculator with information to calculate the IIV, the Funds are not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Funds makes no warranty as to the accuracy of the IIV.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 555 17th St. #3600, Denver, Colorado 80202, serves as each Fund’s independent registered public accounting firm. They audit each Fund’s financial statements and perform other related audit services.

FINANCIAL STATEMENTS

The financial statements and financial highlights in the November 30, 2013 Annual Reports for each of the Funds are incorporated in this Statement of Additional Information by reference. The financial statements and financial highlights in the Annual Reports have been audited by Deloitte & Touche LLP, whose report thereon appears in the Annual Reports. You can obtain additional copies of such Annual Reports at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.

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APPENDIX A

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

With all advisory clients of AAI currently being investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to AAI as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise.

ALPS Advisors, Inc. (“AAI”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30th.

POLICY:

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients without regard to any resulting benefit or detriment to AAI or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

PROCEDURES AND CONTROLS:

AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on. Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

I. PROXY COMMITTEE

AAI has established a Proxy Committee whose standing members include Chief Compliance Officer, Deputy Chief Compliance Officer(s), Chief Investment Officer, Vice President of Investments and Head of Trading, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

(d) development and modification of Voting Procedures, as stated in Section VI, as it deems appropriate or necessary.

II. AAI’S INVESTMENT ASSOCIATES

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding AAI’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of AAI and within AAI on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose to AAI’s Chief Compliance Officer in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation and communicating it to the Compliance Department.

Research analysts and portfolio managers should seek advice from Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by AAI’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI’s clients (collectively, “Proxy Referrals”), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI’s Chief Compliance Officer (“CCO”), or designee, in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
2.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	ALPS’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

2.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—	To disclose in writing to AAI’s CCO, or designee, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—	To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV. PROXY VOTING GUIDELINES

A. AAI’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.	AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

3.	On a daily basis, AAI will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

4.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from AAI with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

5.	Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A and anytime there is a material change to these guidelines.
¡	If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

6.	Each time that ISS sends AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

7.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

VI. SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII. ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VIII. MONITORING

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of fund’s N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

IX. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in AAI’s Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period. It is AAI’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, AAI will not selectively disclose its investment company clients’ proxy voting records; rather, ALPS will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•	Proxy Committee Meeting Minutes and Other Materials
•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations
•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms
•	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

Dated: November 29, 2006

Amended: December, 22, 2010

Appendix A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s guidelines. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

Appendix B

Conflicts of Interest Disclosure Form

ALPS ADVISORS, INC.

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1. Company name:
2. Date of Meeting:
3. Referral Item(s):
4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:
5. Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
b.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.	AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

—	To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

—	To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Title:

APPENDIX B: RIS PROXY VOTING POLICY

1. Policy Statement & General Background

An investment adviser generally has the authority to vote proxies relating to such securities on behalf of its clients. Pursuant to Rule 206(4)-6 under the Advisers Act, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients. The policies and procedures must be reasonably designed to ensure that the adviser votes client securities in a manner consistent with the best interests of such client.

Rich Investment Solutions, LLC (“RIS”) shall have the responsibility to vote proxies on behalf of its clients. RIS may, in its discretion, adopt standards, which relate to specific proposals that occur in proxy voting on a recurring basis and which are consistent with these guidelines. It is recognized that there may be occasions when, due to special circumstances, there may be exceptions to the guidelines and, consequently, the guidelines shall be applied with a level of flexibility.

2. Operating Procedures & Control Activities

RIS has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

a. Voting Procedures

Absent material conflicts, the President or his designee will determine how RIS should vote the proxy in accordance with applicable voting guidelines, complete the proxy and the mail the proxy and/or record and electronically transmit the vote in a timely and appropriate manner as applicable.

b. Disclosure

RIS shall, at the request of its investment company clients, provide information necessary to permit the funds to file the proxy voting record on Form N-PX.

c. Voting Guidelines

—	Voting rights shall be exercised on all decisions that have any effect on the value of the security.

—	Voting rights shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and long-term consequences.

—	Voting rights shall be exercised to give the greatest benefit to the shareholder. This includes preserving the shareholders existing rights and ability to participate in corporate decisions and, consequently, the opposition to proposals that might limit or diminish the rights of shareholders or reduce the accountability of management.

—	In exercising voting rights, there shall be no undue prejudice in favor of management. Proposals designed to solely benefit or protect the welfare of directors, officers or other individuals shall be opposed.

d. Conflicts of Interest

Should a conflict between the interests of the client and the interests of the Adviser, Sub-Adviser, Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliate Entity”), the proxy shall be voted by a third party that is not affiliated with, and is independent of RIS. Conflict of interest transactions include, but are not limited to, situations where:

—	an affiliated entity has a business or personal relationship with the participant of a proxy contest such as members or the issuer’s management or the soliciting shareholder(s);

—	an affiliated entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting the proxy;

—	an affiliated entity has a personal or business relationship with a candidate for directorship; or

—	an affiliated entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

e. Monitoring

RIS’ CCO or designee is primarily responsible for overseeing the proxy voting process. The CCO or designee monitoring will seek to ensure that proxies are being voted timely and in accordance with RIS’ Voting Guidelines.

f. Record Keeping

The President or his designee shall retain the following proxy records in accordance with the SEC’s six-year retention requirement pertinent to investment company clients:

—	These policies and procedures and any amendments;

—	Each proxy statement that RIS receives;

—	A record of each vote that RIS casts;

—	Any document RIS created that was material to making a decision how to vote proxies, or memorializes the basis for a decision.

APPENDIX C

RiverFront Investment Group, LLC (RiverFront) is an investment advisor providing discretionary equity and fixed-income portfolio management services to corporations, retirement plans, endowment funds and foundations, individuals with substantial net worth, and financial institutions such as trust companies and bank trust departments (collectively, "Clients"). Unless a Client specifically directs otherwise in writing, the investment management agreements generally authorize RiverFront to vote proxies on behalf of Clients pursuant to RiverFront's fiduciary obligations. RiverFront will vote proxies in the interest of maximizing value for RiverFront's clients. RiverFront understands that proxies are an asset of a client, which should be treated with the same care, diligence, and loyalty as any asset belonging to a client. To that end, RiverFront will vote or withhold a decision to vote in a way that we believe will cause the value of the issue to increase the most or decline the least. In light of our fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, RiverFront has retained Broadridge Financial Solutions, Inc. ("Broadridge") to assist us voting client proxies. Broadridge specializes in providing a variety of fiduciary-level proxy-related services to investment managers. RiverFront's proxy voting policy is available upon request. A Client may obtain a record of RiverFront's proxy voting for such client or a copy of RiverFront's proxy voting policy by contacting us at info@riverfrontig.com.

Item 28.	Exhibits
	(a)	(1)	Certificate of Trust of Registrant dated September 13, 2007.(1)

		(2)	Declaration of Trust of Registrant dated September 13, 2007.(2)

	(b)		By-Laws of Registrant dated September 13, 2007.(2)

	(c)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a) of this filing).

	(d)	(1)	Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Cohen & Steers Global Realty Majors ETF.(13)

		(2)	Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS Equal Sector Weight ETF.(13)

		(3)	Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to Jefferies | TR/J CRB Global Commodity Equity Index Fund.(13)

		(4)	Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Alerian MLP ETF.(13)

		(5)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the RiverFront Strategic Income Fund.(17)

		(6)	Form of Sub-Advisory Agreement between the Trust and RiverFront Investment Group, LLC with respect to the RiverFront Strategic Income Fund.(17)

		(7)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the U.S. Equity High Volatility Put Write Index Fund.(12)

(8)	Form of Sub-Advisory Agreement between ALPS Advisors, Inc. and Rich Investment Solutions, LLC with respect to the U.S. Equity High Volatility Put Write Index Fund.(12)

(9)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Sector Dividend Dogs ETF.(9)

(10)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF.(11)

(11)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF and ALPS/GS Risk-Adjusted Return US Large Cap Index ETF.(10)

(12)	Form of Amendment to Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF and Velocity Shares Emerging Asia DR ETF.(11)

(13)	Form of Amendment to Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund (to be filed by subsequent amendment).

(14)	Form of Amendment to Sub-Advisory Agreement between ALPS Advisors, Inc. and Rich Investment Solutions LLC, with respect to the NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund (to be filed by subsequent amendment).

(15)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Barron’s 400 ETF.(15)

	(16)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS International Sector Dividend Dogs ETF.(16)

	(17)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS/Alerian Energy Infrastructure ETF.(18)

	(18)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Workplace Equality Portfolio.(19)

	(19)	Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS Emerging Sector Dividend Dogs ETF.(20)

(e)	(1)	Distribution Agreement between the Trust and ALPS Portfolio Solutions Distributor, Inc.(13)

	(2)	Form of Authorized Participant Agreement.(13)

	(3)	Form of Amendment to Distribution Agreement between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS International Sector Dividend Dogs ETF.(16)

	(4)	Form of Amendment to Distribution Agreement between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the RiverFront Strategic Income Fund.(17)

	(5)	Form of Amendment to Distribution Agreement between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS/Alerian Energy Infrastructure ETF.(18)

	(6)	Form of Amendment to Distribution Agreement between the Trust and ALPS Portfolio Solutions Distributor, Inc. with respect to the Workplace Equality Portfolio and ALPS Emerging Sector Dogs ETF.(19)

(f)		None.

(g)	(1)	Custody Agreement between the Trust and The Bank of New York.(4)

(2)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York with respect to the ALPS Equal Sector Weight ETF.(3)

(3)	Foreign Custody Manager Agreement between the Trust and The Bank of New York.(4)

(4)	Amendment to Custody Agreement between the Trust and The Bank of New York with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund.(5)

(5)	Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund.(5)

(6)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF and the RiverFront Strategic Income Fund.(6)

(7)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF and the RiverFront Strategic Income Fund.(6)

(8)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the Sector Dividend Dogs ETF.(9)

(9)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the Sector Dividend Dogs ETF.(9)

(10)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF, ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, VelocityShares Tail Risk Hedged Large Cap ETF, VelocityShares Volatility Hedged Large Cap ETF, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund and U.S. Equity High Volatility Put Write Index Fund.(10).

(11)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF, ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, VelocityShares Tail Risk Hedged Large Cap ETF, VelocityShares Volatility Hedged Large Cap ETF, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund and U.S. Equity High Volatility Put Write Index Fund.(10)

(12)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the Barron’s 400 ETF.(15)

(13)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the Barron’s 400 ETF.(15)

(14)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS International Sector Dividend Dogs ETF.(16)

	(15)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS International Sector Dividend Dogs ETF.(16)

	(16)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the RiverFront Strategic Income Fund.(17)

	(17)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the RiverFront Strategic Income Fund.(17)

	(18)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS/Alerian Energy Infrastructure ETF.(18)

	(19)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS/Alerian Energy Infrastructure ETF.(18)

	(20)	Form of Amendment to Custody Agreement between the Trust and The Bank of New York Mellon with respect to the Workplace Equality Portfolio and ALPS Emerging Sector Dogs ETF.(19)

	(21)	Form of Amendment to Foreign Custody Manager Agreement between the Trust and The Bank of New York Mellon with respect to the Workplace Equality Portfolio and ALPS Emerging Sector Dogs ETF.(19)

(h)	(1)	Administration Agreement between the Trust and ALPS Fund Services, Inc.(4)

	(2)	Form of Amendment to Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Equal Sector Weight ETF.(3)

	(3)	Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund.(5)

(4)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Alerian MLP ETF.(6)

(5)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the RiverFront Strategic Income Fund.(17)

(6)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the U.S. Equity High Volatility Put Write Index Fund.(12)

(7)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Sector Dividend Dogs ETF.(9)

(8)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF.(11)

(9)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF and ALPS/GS Risk-Adjusted Return US Large Cap Index ETF.(10)

(10)	Form of Amendment to Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF and Velocity Shares Emerging Asia DR ETF.(11)

(11)	Form of Amendment to Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund (to be filed by subsequent amendment).

(12)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Barron’s 400 ETF.(15)

(13)	Form of Administration Agreement between the Trust and ALPS Fund Services with respect to ALPS International Sector Dividend Dogs ETF.(16)

(14)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS/Alerian Energy Infrastructure ETF.(18)

(15)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Workplace Equality Portfolio.(19)

(16)	Form of Administration Agreement between the Trust and ALPS Fund Services, Inc. with respect to the ALPS Emerging Sector Dividend Dogs ETF.(20)

(17)	Transfer Agency Services Agreement between the Trust and The Bank of New York.(4)

(18)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York with respect to the ALPS Equal Sector Weight ETF.(3)

(19)	Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund.(5)

(20)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF.(6)

(21)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York Mellon with respect to the Sector Dividend Dogs ETF.(9)

(22)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF, ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, VelocityShares Tail Risk Hedged Large Cap ETF, VelocityShares Volatility Hedged Large Cap ETF, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund and U.S. Equity High Volatility Put Write Index Fund.(10)

(23)	Form of Amendment to Transfer Agency Services Agreement between the Trust and The Bank of New York Mellon with respect to the Barron’s 400 ETF.(15)

(24)	Form of Amendment to Transfer Agency Services Agreement between the Trust and the Bank of New York Mellon with respect to the ALPS International Sector Dividend Dogs ETF.(16)

(25)	Form of Amendment to Transfer Agency Services Agreement between the Trust and the Bank of New York Mellon with respect to the RiverFront Strategic Income Fund.(17)

(26)	Form of Amendment to Transfer Agency Services Agreement between the Trust and the Bank of New York Mellon with respect to the ALPS/Alerian Energy Infrastructure ETF.(18)

(27)	Form of Amendment to Transfer Agency Services Agreement between the Trust and the Bank of New York Mellon with respect to the Workplace Equality Portfolio and ALPS Emerging Sector Dogs ETF.(19)

(28)	Fund Accounting Agreement between the Trust and The Bank of New York.(4)

(29)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York with respect to the ALPS Equal Sector Weight ETF.(3)

(30)	Amendment to Fund Accounting Agreement between the Trust and The Bank of New York with respect to the Jefferies | TR/J CRB Global Commodity Equity Index Fund.(5)

(31)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the Alerian MLP ETF.(6)

(32)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the Sector Dividend Dogs ETF.(9)

(33)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF and ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, VelocityShares Tail Risk Hedged Large Cap ETF, VelocityShares Volatility Hedged Large Cap ETF, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, NYSE Arca U.S. Equity Synthetic Reverse Convertible Index Fund and U.S. Equity High Volatility Put Write Index Fund. (10)

(34)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the Barron’s 400 ETF.(15)

(35)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the ALPS International Sector Dividend Dogs ETF.(16)

(36)	Form of Amendment to Fund Accounting Agreement between the Trust and The Bank of New York Mellon with respect to the RiverFront Strategic Income Fund.(17)

	(37)	Form of Amendment to Fund Accounting Agreement between the Trust and Bank of New York Mellon with respect to the ALPS/Alerian Energy Infrastructure ETF.(18)

	(38)	Form of Amendment to Fund Accounting Agreement between the Trust and Bank of New York Mellon with respect to the Workplace Equality Portfolio and ALPS Emerging Sector Dogs ETF.(19)

	(39)	Form of Chief Compliance Officer Services Agreement between the Trust and ALPS Fund Services, Inc. with respect to the Barron’s 400 ETF.(15)

(i)	(1)	Opinion and Consent of Dechert LLP with respect to Cohen & Steers Global Realty Majors ETF, ALPS Equal Sector Weight ETF, Global Commodity Equity Index Fund (f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund), Alerian MLP ETF, ALPS Sector Dividend Dogs ETF, ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF, ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, U.S. Equity High Volatility Put Write Index Fund, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, Alerian Energy Infrastructure ETF and RiverFront Strategic Income Fund (filed herewith).

	(2)	Opinion and Consent of Dechert LLP with respect to the Workplace Equality Portfolio.(19)

	(3)	Opinion and Consent of Dechert LLP with respect to the ALPS Emerging Sector Dividend Dogs ETF.(20)

(j)	(1)	Consent of independent registered public accounting firm with respect to the Cohen & Steers Global Realty Majors ETF, ALPS Equal Sector Weight ETF, Global Commodity Equity Index Fund (f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund), Alerian MLP ETF, ALPS Sector Dividend Dogs ETF, ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF, ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, U.S. Equity High Volatility Put Write Index Fund, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, Alerian Energy Infrastructure ETF and RiverFront Strategic Income Fund (filed herewith).

(k)		Not applicable.

(l)		Not applicable.

(m)		Not applicable.

(n)		Not applicable.

(p)	(1)	Code of Ethics for the Trust.(2)

	(2)	Code of Ethics for ALPS Holdings, Inc. (includes ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributor, Inc., each a subsidiary of ALPS Holdings, Inc.) revised as of September 30, 2013.(19)

	(3)	Code of Ethics for Riverfront Investment Group, LLC.(17)

	(4)	Code of Ethics for Rich Investment Solutions, LLC.(13)

(q)		Powers of Attorney for Mary K. Anstine, Jeremy W. Deems, and Rick A. Pederson.(18)

(1)	Previously filed as an exhibit to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 23, 2008.

(2)	Previously filed as an exhibit to the Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on May 1, 2008.
(3)	Previously filed as an exhibit to the Post-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 13, 2009.
(4)	Previously filed as an exhibit to the Post-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on April 29, 2009.
(5)	Previously filed as an exhibit to the Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on December 15, 2009.
(6)	Previously filed as an exhibit to the Post-Effective Amendment No. 23 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on August 10, 2010.
(7)	Previously filed as an exhibit to the Post-Effective Amendment No. 31 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on April 29, 2011.
(8)	Previously filed as an exhibit to the Post-Effective Amendment No. 63 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 29, 2012.
(9)	Previously filed as an exhibit to the Post-Effective Amendment No. 79 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on June 26, 2012.
(10)	Previously filed as an exhibit to the Post-Effective Amendment No. 119 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on December 14, 2012.
(11)	Previously filed as an exhibit to the Post-Effective Amendment No. 135 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 22, 2013.
(12)	Previously filed as an exhibit to the Post-Effective Amendment No. 136 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 22, 2013.
(13)	Previously filed as an exhibit to the Post-Effective Amendment No. 154 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on March 29, 2013.
(14)	Previously filed as an exhibit to the Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on April 16, 2013.
(15)	Previously filed as an exhibit to the Post-Effective Amendment No. 165 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on May 24, 2013.
(16)	Previously filed as an exhibit to the Post-Effective Amendment No. 169 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on June 25, 2013.

(17)	Previously filed as an exhibit to the Post-Effective Amendment No. 178 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on September 27, 2013.
(18)	Previously filed as an exhibit to the Post-Effective Amendment No. 183 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on October 30, 2013.
(19)	Previously filed as an exhibit to the Post-Effective Amendment No. 191 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on January 31, 2014.
(20)	Previously filed as an exhibit to the Post-Effective Amendment No. 194 to the Trust’s Registration Statement on Form N-1A (File Nos. 333-148826; 811-22175), filed on February 12, 2014.

Item 29.	Persons Controlled by or under Common Control with Registrant.

None.

Item 30.	Indemnification.

Reference is made to Article Eight of the Registrant’s Amended and Restated Declaration of Trust which is incorporated by reference herein:

The Registrant (also, the “Trust”) is organized as a Delaware business trust is operated pursuant to a Declaration of Trust, dated September 13, 2007 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court of other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 8.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter); or (ii) a writer opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either: Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by : (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

(a) A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustees, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(b) “Claim,” “action,” “suite” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(c) “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of Investment Advisers

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Edmund J. Burke	Director	President and Director, ALPS Holdings, Inc. and Director, ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc. and ALPS Portfolio Solutions Distributor, Inc.	Fund Servicing
Thomas A. Carter	President, Director	See Trustee and Officer Table in the SAI	Fund Servicing
Jeremy O. May	Executive Vice President, Director	President and Director, ALPS Fund Services, Inc., Executive Vice President and Director, ALPS Holdings, Inc. and Director, ALPS Distributors and ALPS Portfolio Solutions Distributor, Inc.	Fund Servicing
Michael Akins	Senior Vice President, Index Management	Not Applicable	Not Applicable
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	Senior Vice President CCO, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Corey Dillon	Senior Vice President, Director of Institutional Advisory Services	Not Applicable	Not Applicable
Jeremy Held	Senior Vice President, Director of Research	Not Applicable	Not Applicable
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	Not Applicable	Not Applicable
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	See Trustee and Officer Table in the SAI	Not Applicable
Kenneth V. Hager	Vice President, Treasurer & Asst. Secretary	Not Applicable	Not Applicable
Mark T. Haley	Vice President	Not Applicable	Not Applicable
Erin D. Nelson	Senior Vice President, Chief Legal Officer	See Trustee and Officer Table in the SAI	Fund Servicing
JoEllen L. Legg	Vice President, Assistant General Counsel	Vice President, Senior Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and ALPS Portfolio Solutions Distributor, Inc.	Fund Servicing

David T. Buhler	Vice President, Senior Associate Counsel	Vice President, Senior Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and ALPS Portfolio Solutions Distributor, Inc.	Fund Servicing
Paul F. Leone	Vice President, Associate Counsel	Vice President, Assistant General Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and ALPS Portfolio Solutions Distributor, Inc.	Fund Servicing
Rhonda A. Mills	Vice President, Associate Counsel	Vice President, Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and ALPS Portfolio Solutions Distributor, Inc.	Fund Servicing
Jennifer T. Welsh	Vice President, Associate Counsel	Vice President, Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and ALPS Portfolio Solutions Distributor, Inc.	Fund Servicing
Eric Parsons	Vice President, Controller, Assistant Treasurer	Vice President, Assistant Treasurer and Controller, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Patrick Buchanan	Vice President, Advisory Operations	See Trustee and Officer Table in the SAI	Not Applicable
Randall D. Young	Secretary	Not Applicable	Not Applicable
Gregg Wm. Givens	Assistant Treasurer	Not Applicable	Not Applicable

* The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

RIVERFRONT INVESTMENTS, LLC

Name*	Position with RiverFront Investments LLC	Other Business Connections	Type of Business
Paul Michael Jones, CFA	Chief Investment Officer, Founding Partner	None	N/A
Rod Smyth	Chief Investment Strategist, Founding Partner	Virginia Retirement System (VRS) – Chairman, Investment Advisory Committee	Financial Services
Doug Sandler, CFA	Chief Equity Officer, Founding Partner	None	N/A
Peter J. Quinn, Jr	Chief Operating Officer, Founding Partner	Virginia Business Bank (VBB) – Board Member	Financial Services
Timothy Anderson, CFA	Chief Fixed Income Strategist, Partner	None	N/A
Samuel Turner, CMT	Director Large Cap Portfolio Management, Partner	None	N/A
Paul Louie	Director Small/Mid Cap Portfolio Management, Partner	None	N/A
William Ryder, CFA, CMT	Director of Quantitative Strategy, Partner	None	N/A
Marc Cheatham	Director Technology & Operations, Partner	None	N/A
Chris Konstantinos	Portfolio Risk Manager	None	N/A

*The principal business address for each of the RiverFront representatives is: 9011 Arboretum Parkway, Suite 110, Richmond, VA 23236.

RICH INVESTMENT SOLUTIONS, LLC

Name*	Position with Rich Investment Solutions, LLC	Other Business Connections	Type of Business
Kevin Rich	President and Chief Compliance Officer	None	Investment Advisory
Jeff Klearman	Chief Investment Officer	None	Investment Advisory

*The principal business address for Rich Investment Solutions, LLC is 845 Third Avenue, 6th Floor, New York, NY 10022.

Item 32.	Principal Underwriters.

ALPS Portfolio Solutions Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS Variable Investment Trust, Financial Investors Trust, and Select Sector SPDRs Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Thomas A. Carter	President, Director	President, Trustee, Chairman
Jeremy O. May	Director	None
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Senior Vice President, National Sales Director – Investments	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Kenneth V. Hager	Vice President, Treasurer and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None
Jeff Brainard	Vice President, Regional Sales Manager	None
Erin D. Nelson	Vice President, Assistant General Counsel	Secretary

JoEllen L. Legg	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Senior Associate Counsel	None
Paul F. Leone	Vice President, Associate Counsel	None
Rhonda A. Mills	Vice President, Associate Counsel	None
Jennifer T. Welsh	Vice President, Associate Counsel	None
Randall D. Young	Secretary	None
Gregg Wm. Givens	Assistant Treasurer	None

* The principal business address for each of the above directors and executive officers is: 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c) Not applicable.

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the following offices: (1) ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (2) ALPS Advisors, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado 80203; (3) The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286; (4) RiverFront Investments, LLC9011 Arboretum Parkway, Suite 110, Richmond, VA 23236; and (5) Rich Investment Solutions, LLC, 845 Third Avenue, 6th Floor, New York, NY 10022.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 198 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on the 28th day of March, 2014.

ALPS ETF TRUST

By:	/s/ Thomas A. Carter
Thomas A. Carter
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Mary K. Anstine	Trustee	March 28, 2014
Mary K. Anstine*

/s/ Jeremy W. Deems	Trustee	March 28, 2014
Jeremy W. Deems*

/s/ Rick A. Pederson	Trustee	March 28, 2014
Rick A. Pederson*

/s/ Thomas A. Carter	Trustee and President	March 28, 2014
Thomas A. Carter

/s/ Patrick D. Buchanan	Treasurer	March 28, 2014
Patrick D. Buchanan

*Signature affixed by Erin D. Nelson pursuant to a power of attorney dated October 18, 2013.

EXHIBIT INDEX

		Exhibits
(i)	(1)	Opinion and Consent of Dechert LLP with respect to Cohen & Steers Global Realty Majors ETF, ALPS Equal Sector Weight ETF, Global Commodity Equity Index Fund (f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund), Alerian MLP ETF, ALPS Sector Dividend Dogs ETF, ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF, ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, U.S. Equity High Volatility Put Write Index Fund, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, Alerian Energy Infrastructure ETF and RiverFront Strategic Income Fund.
(j)	(1)	Consent of independent registered public accounting firm with respect to the Cohen & Steers Global Realty Majors ETF, ALPS Equal Sector Weight ETF, Global Commodity Equity Index Fund (f/k/a Jefferies | TR/J CRB Global Commodity Equity Index Fund), Alerian MLP ETF, ALPS Sector Dividend Dogs ETF, ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF, ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, U.S. Equity High Volatility Put Write Index Fund, VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF, Velocity Shares Emerging Asia DR ETF, Barron’s 400 ETF, ALPS International Sector Dividend Dogs ETF, Alerian Energy Infrastructure ETF and RiverFront Strategic Income Fund.